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Bringing you a world of opportunity...

                                         Fortis Series Fund, Inc.
                                         ANNUAL REPORT
                                         DECEMBER 31, 1999

                                         FORTIS FINANCIAL GROUP

FORTIS SERIES FUND, INC.
ANNUAL REPORT

--------------------------------------------------------------------------------

 HIGHLIGHTS

                                                         U.S.                                                        GLOBAL
                                         MONEY        GOVERNMENT    DIVERSIFIED       GLOBAL          HIGH           ASSET
                                         MARKET       SECURITIES       INCOME          BOND          YIELD         ALLOCATION
                                         SERIES         SERIES         SERIES         SERIES         SERIES          SERIES
                                     -------------- -------------- -------------- -------------- --------------  --------------
  FOR THE YEAR ENDED
    DECEMBER 31, 1999:
  NET ASSET VALUE PER SHARE:
    Beginning of year...............         $11.06       $10.93          $11.91         $11.56          $9.91          $14.32
    End of year.....................         $11.20       $10.13          $10.91         $10.26          $9.09          $13.17
  ACCUMULATION UNIT
    PERFORMANCE: (UNAUDITED)
    Fortis Opportunity
      Annuity/Masters
      Variable Annuity..............          +3.55%        -3.25%         -3.00%         -8.77%         -0.19%          -2.20%
    Harmony Investment Life.........          +4.17%        -2.67%         -2.41%         -8.22%         +0.41%          -1.61%
    Wall Street Series 220/500......          +3.73%        -3.08%         -2.82%         -8.61%         -0.01%          -2.03%
    Wall Street Series Survivor.....          +3.55%        -3.25%         -3.00%         -8.77%         -0.19%          -2.20%
    Empower Variable Annuity........          +3.65%        -3.15%         -2.90%         -8.68%         -0.09%          -2.10%
    Wall Street Series*.............          +3.33%        -1.20%         -1.83%         -2.24%         -1.31%          -0.63%
    Income Preferred Variable
    Annuity**.......................          +0.87%        -0.57%         +0.20%         -2.34%         +2.12%          +0.82%


                                        ASSET                          GROWTH &
                                      ALLOCATION        VALUE           INCOME
                                        SERIES          SERIES          SERIES
                                    --------------  --------------  --------------
  FOR THE YEAR ENDED
    DECEMBER 31, 1999:
  NET ASSET VALUE PER SHARE:
    Beginning of year.............         $21.09           $14.38          $21.23
    End of year...................         $22.78           $15.65          $21.94
  ACCUMULATION UNIT
    PERFORMANCE: (UNAUDITED)
    Fortis Opportunity
      Annuity/Masters
      Variable Annuity............         +17.96%           +7.50%          +9.23%
    Harmony Investment Life.......         +18.67%           +8.14%          +9.89%
    Wall Street Series 220/500....         +18.17%           +7.69%          +9.42%
    Wall Street Series Survivor...         +17.95%           +7.50%          +9.23%
    Empower Variable Annuity......         +18.07%           +7.60%          +9.34%
    Wall Street Series*...........         +13.34%           -1.84%          +2.60%
    Income Preferred Variable
    Annuity**.....................         +17.84%          +10.36%         +12.92%

                                          S&P          BLUE CHIP    INTERNATIONAL     MID CAP        SMALL CAP        GLOBAL
                                       500 INDEX         STOCK          STOCK          STOCK           VALUE          GROWTH
                                         SERIES          SERIES         SERIES         SERIES          SERIES         SERIES
                                     --------------  -------------- -------------- --------------  -------------- --------------
 FOR THE YEAR ENDED
   DECEMBER 31, 1999:
 NET ASSET VALUE PER SHARE:
   Beginning of year...............         $18.83          $18.58        $14.48          $ 9.64          $ 9.28          $22.57
   End of year.....................         $22.66          $21.93        $17.94          $10.68          $10.20          $34.72
 ACCUMULATION UNIT
   PERFORMANCE: (UNAUDITED)
   Fortis Opportunity
     Annuity/Masters
     Variable Annuity..............         +18.72%         +18.27%       +22.33%          +9.48%         +13.79%         +55.57%
   Harmony Investment Life.........         +19.44%         +18.99%       +23.07%         +10.14%         +14.48%         +56.51%
   Wall Street Series 220/500......         +18.94%         +18.49%       +22.55%          +9.67%         +13.99%         +55.85%
   Wall Street Series Survivor.....         +18.72%         +18.27%       +22.33%          +9.48%         +13.79%         +55.57%
   Empower Variable Annuity........         +18.84%         +18.39%       +22.46%          +9.59%         +13.90%         +55.73%
   Wall Street Series*.............          +9.02%         +11.35%       +17.81%         +11.64%          +7.00%         +51.71%
   Income Preferred Variable
   Annuity**.......................         +14.18%         +16.03%        +9.91%         +14.70%          +6.37%         +38.03%

                                      LARGE CAP        GROWTH        AGGRESSIVE
                                        GROWTH         STOCK           GROWTH
                                        SERIES         SERIES          SERIES
                                    -------------- --------------  --------------
 FOR THE YEAR ENDED
   DECEMBER 31, 1999:
 NET ASSET VALUE PER SHARE:
   Beginning of year..............         $12.04          $41.09          $16.70
   End of year....................         $15.05          $45.14          $33.79
 ACCUMULATION UNIT
   PERFORMANCE: (UNAUDITED)
   Fortis Opportunity
     Annuity/Masters
     Variable Annuity.............         +25.52%         +53.09%        +106.46%
   Harmony Investment Life........         +26.27%         +54.01%        +107.70%
   Wall Street Series 220/500.....         +25.74%         +53.37%        +106.82%
   Wall Street Series Survivor....         +25.52%         +53.09%        +106.45%
   Empower Variable Annuity.......         +25.64%         +53.24%        +106.66%
   Wall Street Series*............         +15.43%         +53.24%         +98.52%
   Income Preferred Variable
   Annuity**......................         +16.60%         +43.69%         +61.69%

--------------------------------------------------------------------------------

 OPERATING EXPENSES:***

                                                 U.S.                                    GLOBAL
                                      MONEY   GOVERNMENT  DIVERSIFIED  GLOBAL   HIGH     ASSET       ASSET               GROWTH &
                                      MARKET  SECURITIES    INCOME      BOND   YIELD   ALLOCATION  ALLOCATION  VALUE      INCOME
                                      SERIES    SERIES      SERIES     SERIES  SERIES    SERIES      SERIES    SERIES     SERIES
                                      ------  ----------  -----------  ------  ------  ----------  ----------  ------    --------
 FOR THE YEAR ENDED
    DECEMBER 31, 1999:
 Investment Advisory and
    Management Fee..................   .30%      .47%        .47%       .75%    .50%      .90%        .47%      .70%       .63%
 Other Expenses.....................   .05%      .05%        .07%       .15%    .07%      .12%        .05%      .08%       .06%
                                       ---       ---         ---        ---     ---      ----         ---       ---        ---
 TOTAL FORTIS SERIES OPERATING
    EXPENSES........................   .35%      .52%        .54%       .90%    .57%     1.02%        .52%      .78%       .69%
                                       ---       ---         ---        ---     ---      ----         ---       ---        ---

                                      S&P     BLUE CHIP  INTERNATIONAL  MID CAP  SMALL CAP  GLOBAL  LARGE CAP  GROWTH  AGGRESSIVE
                                   500 INDEX    STOCK        STOCK       STOCK     VALUE    GROWTH   GROWTH    STOCK     GROWTH
                                    SERIES     SERIES       SERIES      SERIES    SERIES    SERIES   SERIES    SERIES    SERIES
                                   ---------  ---------  -------------  -------  ---------  ------  ---------  ------  ----------
 FOR THE YEAR ENDED
   DECEMBER 31, 1999:
 Investment Advisory and
   Management Fee................    .40%       .87%         .84%         .90%      .90%     .70%      .90%     .61%      .66%
 Other Expenses..................    .06%       .05%         .10%         .28%      .14%     .07%      .07%     .05%      .06%
                                     ---        ---          ---         ----      ----      ---      ----      ---       ---
 TOTAL FORTIS SERIES OPERATING
   EXPENSES......................    .46%       .92%         .94%        1.18%     1.04%     .77%      .97%     .66%      .72%
                                     ---        ---          ---         ----      ----      ---      ----      ---       ---

  * For the period May 3, 1999 to December 31, 1999.
 ** For the period October 1, 1999 to December 31,1999.
*** Represents the expenses of the series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.

HOW TO USE THIS REPORT

For a quick overview of each
portfolio's performance during
the past year, refer to the
Highlights box. The letter from
the portfolio managers and
president provides a more
detailed analysis of the fund and
financial markets.

The charts alongside the letter
are useful because they provide
more information about your
investments. The top holdings
chart shows the types of
securities in which the
portfolios invest, and the pie
chart shows a breakdown of the
portfolios' assets by sector. The
portfolio changes show the
largest investment decisions your
portfolio manager has made over
the period in response to
changing market conditions.

The performance chart graphically
compares the portfolios' total
return performance with a
selected investment index.
Remember, however, that an index
may reflect the performance of
securities the portfolio may not
hold. Also, the index does not
deduct investment advisory fees
and other portfolio expenses,
whereas your portfolio does.
Individuals cannot buy an
unmanaged index fund without
incurring some charges and
expenses.

This report is just one of
several tools you can use to
learn more about your investment
in the Fortis Family of Products
and Services. Your investment
representative, who understands
your personal financial
situation, can best explain the
features of your investment and
how it's designed to help you
meet your financial goals.

    CONTENTS
    Letter to Shareholders                                3

    Schedules of Investments
      Money Market Series                                22
      U.S. Government Securities Series                  23
      Diversified Income Series                          25
      Global Bond Series                                 31
      High Yield Series                                  33
      Global Asset Allocation Series                     37
      Asset Allocation Series                            42
      Value Series                                       51
      Growth & Income Series                             53
      S&P 500 Index Series                               56
      Blue Chip Stock Series                             62
      International Stock Series                         65
      Mid Cap Stock Series                               68
      Small Cap Value Series                             70
      Global Growth Series                               72
      Large Cap Growth Series                            76
      Growth Stock Series                                78
      Aggressive Growth Series                           81

    Statements of Assets and Liabilities                 84

    Statements of Operations                             87

    Statements of Changes in Net Assets                  90

    Notes to Financial Statements                        94

    Independent Auditors' Report                        110

    Directors and Officers                              111

    Products and Services                               112

[PHOTO]

FORTIS SERIES FUND, INC. ANNUAL REPORT,
DECEMBER 31, 1999

DEAR SHAREHOLDER:

The U.S. economy continued its robust expansion in 1999. For the year, GDP advanced more than 4% fueled by strong consumer spending, particularly on housing and related items and autos as well as corporate spending on technology and telecommunications. Most impressively, this growth was achieved without generating significantly higher inflation, which remained around 2% for the year. During the year, the Federal Reserve did raise interest rates three times in pre-emptive moves that were designed to fight emerging pressures from higher oil, tobacco, and wage costs. Clearly, the decade-long trend of higher productivity has been extremely important in mitigating these cost pressures. Corporations were able to offset higher costs and earnings for the S&P 500 rose approximately 18% for the year.

1999 was another extraordinary year for the stock market. The S&P 500 advanced 21.04%, the DJIA, 27.21%, the S&P Mid Cap Index, 14.70% and the Russell 2000, 21.36%. The year will also be remembered as the best IPO market on record. It also was one of the most volatile years in recent history. All of the major indices were down in the first and third quarters and up in the second and fourth quarters. Investors periodically became concerned about inflationary pressures that were then dampened with prompt Federal Reserve action.

The market's advance was extremely narrow. More that 70 of the stocks in the S&P 500 were down for the year by more than 10%. Clearly, the growth prospects for many technology, communications, and small cap issues garnered the attention of investors at the expense of all other sectors. In the final quarter of the year, the market broadened to include many mid cap and small cap issues that had been ignored in the previous year. Low valuations and the expectation for very strong real growth finally were rewarded with renewed investor attention.

Our outlook for 2000 calls for continuing economic growth, albeit at a reduced pace. We believe that the Federal Reserve will again tighten and that higher interest rates will affect consumer spending as the year progresses. Nevertheless, GDP is expected to advance 3.5% and corporate profits should rise 10-12%. The U.S. market will benefit in 2000 from improving economic growth in both Europe and Asia. Given this outlook, we continue to believe that equities should prove to be a rewarding investment this year although the gains may be less spectacular than those experienced in 1999.

Last year the bond market experienced the second worst performance in the past two decades (1994 had been the worst), turning in a negative total return (price change plus income). Like 1994, the year began on the heels of a bond rally and deteriorated in the process of Fed tightening. The Shearson Lehman Government/Corporate Index produced a -2.15% return in 1999, with the longest maturities suffering the greatest damage. Long Treasuries, as measured by the Shearson Treasury 20+ Year Index, for example, produced -10.06% in total return. All this despite a relatively low and stable rate of inflation. Monetary policy was focused on "preemptive" action to head off possible inflationary pressure from tight labor markets. Lip service was paid to the substantially favorable impact of technology on productivity, but the Fed's actions reflect an entrenched adherence to the tenet that dipping too far into the available supply of employable labor will produce unwelcome upward pressure on open market prices. This mindset on the part of the policy-setting Federal Open Market Committee (FOMC) will continue during 2000, reinforced by the Chairman's renomination and a slightly more conservative committee composition due to the specific players involved in the annual rotation of the board. The problem is that the Fed must enlist the aid of the financial markets to effectively slow the momentum of growth. But, it must do so without pushing so hard as to produce recessionary forces, particularly during an election year.

We believe that the market offers an unusually attractive opportunity for investors to increase their bond holdings, rebalancing their portfolios following a prolonged period of outperformance by equities. History provides persuasive evidence that most bull markets in bonds begin before the Fed is through tightening monetary policy and, therefore, before short term rates peak. This year the potential for bonds is enhanced by the budget surplus and associated reduction of Treasury bonds in the marketplace, particularly at the long end of the maturity spectrum. Real interest rates (the difference between the inflation rate and the yield of a bond) at around 4% (subtract 2.7% CPI from 6.74% yield presently offered by the 5-year Treasury note, for example) are quite a bit higher than the historic average. This suggests the potential for improved bond performance if, as we believe, the Fed is successful in heading off a meaningful uptick in inflation. Yield spreads (the incremental yield above comparable maturity Treasury securities) for non-government securities have widened recently and offer superior performance potential through income generation and price appreciation. This is particularly evident in high yield bonds, where yields to maturity in excess of 10%, combined with the prospect of price increases, can produce returns competitive with those historically associated with the stock market. In short, we believe this to be an opportune time to diversify portfolios by increasing your commitment to a variety of fixed income investments.

Sincerely,

  /s/ Dean C. Kopperud    /s/ Lucinda S. Mezey          /s/ Howard G. Hudson
  Dean C. Kopperud        Lucinda S. Mezey              Howard G. Hudson
  President               Vice President, Equities      Vice President, Fixed Income

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banks                      24.7%
Diversified Finance        15.7%
Utilities-Electric         11.4%
Consumer Finance           10.4%
Captive Auto Finance       10.3%
Captive Equipment Finance   7.9%
Brokerage and Investment    6.1%
Captive Oil Finance         4.0%
Oil-Refining                3.4%
Food                        3.2%
Industrial                  2.9%

FORTIS SERIES FUND: MONEY MARKET SERIES

AS THE MOST CONSERVATIVE SUBACCOUNT, THIS PORTFOLIO IS DESIGNED FOR INVESTORS SEEKING LIQUIDITY AND STABLE PRINCIPAL. ACCORDINGLY, THE MONEY MANAGERS CHOOSE HIGH-QUALITY, SHORT-TERM SECURITIES.

U.S. financial markets have operated within very favorable economic conditions for most of the last decade and should continue to do so in 2000. The U.S. economy has been growing at a healthy 4% annual rate over the past four years and is poised to grow nearly as fast next year. A year ago it appeared that the economic problems of Asia, Russia and Latin America would slow the U.S. expansion. By the spring of 1999, it became evident that many regions of the world were recovering more quickly than expected and that domestic growth would not slow. Throughout most of this period of exceptional growth, inflation had been declining, but last year, higher oil prices caused inflation to rise slightly. In response to growing inflationary pressures the Federal Reserve Bank ("the Fed") raised short-term rates 0.75% in a series of 0.25% moves. The hike in short-term rates fully reversed the 0.75% cut in rates that the Fed had made in late 1998 in reaction to global economic problems.

For the year ending December 31, 1999, the fund returned 4.96% compared to 5.32% in 1998. Short-term rates were lower in 1999 because the Fed had lowered the federal funds rate 0.75% in late 1998 and rates stayed at the lower levels until the Fed began raising rates in the latter half of 1999. Rates are likely to move even higher this year so we look for the fund's return to improve in 2000.

The fund continues to place great emphasis on high quality and liquidity, while looking to target the fund's average maturity at an optimal length. Throughout most of 1999 we targeted the fund's average maturity between 30 and 60 days. In the first half of the year the average maturity of the fund remained near the middle of that range. In late May, a combination of high levels of consumer spending and tight labor markets led us to believe that the Fed would have to raise rates to keep inflation in check. As a result we lowered the average maturity to 35 days, where it remained until early September. At that time, commercial paper issuers began to address their year-end funding needs much earlier than normal due to their Y2K concerns. This phenomenon made the yields on longer maturities very attractive. Although our outlook for short-term rates did not change, we began lengthening the average maturity back to 60 days in order to take advantage of the higher yields available on longer dated paper. Feeling that short-term rates will continue to rise in the first half of 2000 we returned to a 35-day average maturity by year-end.

OUTLOOK

Looking forward, we expect economic growth to moderate slightly over the next year as the effects of higher rates take hold. As always, threats to the economy (such as a stock market correction or rising inflation) still exist, however, the probability of a significant slowdown appears quite remote right now. While productivity gains and more intense competition have kept overall inflation low, the strong job market and rising global demand have increased the odds that inflation will rise in the coming year. The Fed's recent rate hikes were intended to preemptively combat inflation and we feel that they will be successful in doing so.

PORTFOLIO ALLOCATION
AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FNMAs                             36.0%
U.S. Treasury Securities          18.6%
Other Direct Federal Obligations  16.2%
FHLMCs                            15.2%
Cash Equivalents/Receivables       6.3%
GNMAs                              5.3%
Other Government Agencies          2.4%

TOP 10 HOLDINGS AS OF 12/31/99

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  TVA Global (6.375%) 2005                               10.4%
 2.  FHLMC (5.75) 2003                                       6.7%
 3.  U.S. Treasury Note (5.50%) 2003                         6.6%
 4.  FHLMC (5.75) 2008                                       6.0%
 5.  Federal Home Loan Bank (7.31%) 2004                     5.8%
 6.  U.S. Treasury Note (6.125%) 2007                        4.0%
 7.  U.S. Treasury Bond (8.125%) 2021                        3.8%
 8.  GNMA (7.50%) 2027                                       3.6%
 9.  FNMA (6.00%) 2029                                       3.5%
10.  FNMA (7.00%) 2029                                       3.4%

FORTIS SERIES FUND: U.S. GOVERNMENT SECURITIES SERIES

THIS PORTFOLIO IS DESIGNED FOR CONSERVATIVE INVESTORS SEEKING A STRONG TOTAL RETURN, AS WELL AS A RELATIVELY HIGH LEVEL OF CURRENT INCOME. IT FOCUSES ITS INVESTMENTS IN U.S. GOVERNMENT BONDS, TREASURIES AND GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES.

The last year of the millennium was a difficult one for the Fixed Income markets. Early 1999 saw a change in investor sentiment from easing expectations to tightening fears. Concerns about emerging market contagion and a slowdown in U.S. growth were replaced by strong economic data and concerns of potential inflation increases. Strong job growth (1999 saw almost 2.7 million new jobs created) and strong consumer spending (more than a 5% increase in 1999) combined to help produce 4% real GDP growth for the year. This growth, coupled with a rebound in the global economy and a rallying U.S. stock market raised concerns at the Fed about the potential for inflation. During the course of the year, the Fed made three tightening moves (June, August and November) which brought the funds rate back to the 5.5% pre-crisis level of 1998. The bond yield drifted higher and higher throughout the year. The low point in yield occurred in January (5.07%) only to close the year yielding 6.48%. 1999 was the second worst year in the bond market's history. The Federal Reserve's interest rate hikes resulted in short-term rates moving up more in yield than did long-term rates. The yield difference between the 30-year and 2 year Treasuries began the year at 56 basis points, only to end the year at 24 basis points.

We entered 1999 long to our benchmark with the expectation that economic growth was going to slow. In early April we shortened our portfolio's duration from 107% to 100% of the benchmark, as we became concerned that economic growth was going to be faster than we initially expected. In addition, in January we increased our Mortgage Backed Security (MBS) exposure from a slight underweight to a 10% overweight. We maintained the overweight for the balance of the year, ending the year with a 12% overweight. The MBS overweight aided our performance as MBS outperformed Treasuries by 1.28% in 1999. We also maintained an agency debenture overweight during the year ending the year 8% overweight. This also aided our performance slightly as agency debentures outperformed Treasuries by 0.22% during the calendar year. Unfortunately, the outperformance associated with our MBS and Agency debenture overweights were not enough to offset the sharp rise in interest rates and its impact on the fund. As a result, the portfolio, which has a 4.75-year duration, produced a -1.94% total return, compared to the Lehman Brothers Intermediate Government Index which has a 3.14-year duration and produced a +0.49% total return.

Going forward, we believe that economic growth will moderate from the 4% GDP pace of last year. We also expect inflation to rise, although modestly. With expectations that the Fed will further tighten monetary policy, in the short term we expect to keep our duration either short or neutral to our benchmark. In addition, tighter monetary policy and the Treasury's recently announced plans to repurchase longer maturity debt suggests to us that yield curve could invert temporarily, with shorter maturities yielding more than longer maturities. Finally, we believe that the incremental yield that both MBS and agency debentures offer versus Treasuries continues to justify an overweight position.

VALUE OF $10,000 INVESTED JANUARY 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   Lehman Brothers Intermediate Gov't Bond Index**  U.S. Government Securities Series
01/01/90                                                                    10,000                             10,000
90                                                                          10,956                             10,793
91                                                                          12,501                             12,343
92                                                                          13,368                             13,101
93                                                                          14,460                             14,339
94                                                                          14,207                             13,416
95                                                                          16,255                             15,936
96                                                                          16,915                             16,288
97                                                                          18,221                             17,767
98                                                                          19,768                             19,344
99                                                                          19,864                             18,969
U.S. GOVERNMENT SECURITIES SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                                                                      5 YEAR                            10 YEAR
-1.94%                                                                      +7.17%                             +6.61%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** An unmanaged index of government bonds with an average maturity of three to four years.

PORTFOLIO ALLOCATION AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds-Investment Grade      48.5%
Corporate Bonds-Non-Investment Grade  19.2%
U.S. Treasury Securities              10.3%
Asset Backed Securities                9.9%
U.S. Government Agencies               9.9%
Cash Equivalents/Receivables           2.2%

TOP 10 HOLDINGS AS OF 12/31/99

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  FNMA (7.00%) 2029                                       2.5%
 2.  FNMA (6.00%) 2014                                       2.5%
 3.  U.S. Treasury Note (6.125%) 2007                        2.4%
 4.  U.S. Treasury Strip (6.55%) 2018                        2.3%
 5.  U.S. Treasury Bond (8.125%) 2021                        2.3%
 6.  GTE Corp. (7.51%) 2009                                  2.0%
 7.  U.S. Treasury Note (5.50%) 2003                         1.9%
 8.  Mortgage Capital Funding, Inc. (7.90%) 2006             1.7%
 9.  Delta Air Lines (10.50%) 2016                           1.5%
10.  DLJ Mortgage Acceptance Corp. (8.80%) 2003              1.5%

FORTIS SERIES FUND: DIVERSIFIED INCOME SERIES

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR THOSE PEOPLE INTERESTED IN SEEKING INCOME FROM BOTH GOVERNMENT SECURITIES AND CORPORATE BONDS. THE MAJORITY OF THE PORTFOLIO WILL PURSUE HIGH-QUALITY CORPORATE BONDS AND U.S. GOVERNMENT SECURITIES. A PORTION MAY BE INVESTED IN DIVIDEND-PAYING STOCKS AND LOWER-RATED CORPORATE BONDS FOR ADDED OPPORTUNITY.

1999 was the second worst year ever for the bond market. Fueled by recovering global economies, rising commodity prices, tightening labor markets, and soaring foreign and domestic equity markets, interest rates rose 1.5% on average over the year. Faced with 4% real growth in the economy's 9th year of expansion, the Federal Reserve Board reversed it 1998 interest rate cuts, raising the Federal Funds rate 0.75% in three separate moves during the second half of the year. In addition, the Fed shifted to a tightening bias at the December Federal Open Market Committee (FOMC) meeting, effectively admitting that only its concerns about Y2K prevented it from raising short rates again in 1999.

The market for non-Treasury securities exhibited uneven performance during 1999. During the first quarter, yield premiums fell sharply as the fears of the 1998 global crisis diminished and liquidity returned to the markets. During the second and third quarters, corporate bonds gave most of the first quarter's performance back, as high levels of issuance ahead of year-end, pushed yield premiums (spreads) almost as high as they were during 1998. This was partially reversed in the fourth quarter, once again driven by a lack of supply in the market, as well as the realization that disruptions associated with Y2K would not be as severe as originally thought.

We began the year with a positive outlook on interest rates, believing that 1998's financial crisis would translate into slower growth both domestically and abroad. Early in the second quarter, however, evidence of the global recovery materialized, and we became convinced that the Fed would ultimately be forced to raise short term interest rates in order to slow the pace of the domestic economy. We then shortened the portfolio's duration to neutral versus its benchmark, and, with the exception of several short term tactical moves during the year, we have remained neutral since then. With respect to non-Treasury assets, we reduced our exposure early in the second quarter, but then took advantage of the supply related widening in spreads over the summer to increase our exposure to Corporate Investment Grade, and Below Investment Grade securities. We believe that the spreads in these sectors are more reflective of short-term supply/demand imbalances than the fundamentals. As a result, they offer long term value. For the year, the fund's return was -1.68% compared to a -2.15% for the Lehman Government Corporate Index and -0.82% for the Lehman Aggregate Index.

OUTLOOK

We expect that the rise in rates in the second half of 1999, coupled with the Fed tightening we expect in the first quarter of 2000 will slow the economy down to a more tolerable 3-3.5% growth rate for the year. We also anticipate that inflation will pick up modestly from its current 2.1% (Core Year-Over-Year CPI as of 11/99), but not pose a serious threat to the overall level of interest rates. This combination of slower growth and continued tame inflation data will ultimately lead to lower bond yields and lower yield premiums for non-Treasury securities in the next 12 months. Finally, we wouldn't be surprised to see yields on shorter maturity Treasuries exceed those of longer maturity Treasuries. With the market anticipating up to an additional one percent increase in the Federal Funds rate this year, and the Treasury expected to shorten the average maturity of its outstanding debt through a buyback program, the supply/demand dynamics favor long term interest rates.

VALUE OF $10,000 INVESTED JANUARY 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 LEHMAN BROTHERS      DIVERSIFIED INCOME
                              AGGREGATE BOND INDEX**        SERIES
1/1/90                                        10,000              10,000
90                                            10,896              10,887
91                                            12,640              12,484
92                                            13,575              13,368
93                                            14,899              15,073
94                                            14,464              14,287
95                                            17,136              16,752
96                                            17,759              17,448
97                                            19,473              19,269
98                                            21,165              20,485
99                                            20,991              20,141
DIVERSIFIED INCOME SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                                        5 YEAR             10 YEAR
-1.68%                                        +7.11%              +7.25%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Germany                       24.6%
United States                 24.3%
Cash Equivalents/Receivables  13.8%
France                         9.9%
Canada                         8.8%
Denmark                        5.4%
Spain                          4.4%
Japan                          3.7%
United Kingdom                 3.6%
Netherlands                    1.5%

TOP 10 HOLDINGS AS OF 12/31/99

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  Bundesrepublik Deutschland (EMU) (6.50%) 2005           9.6%
 2.  Government of France (EMU) (4.50%) 2002                 5.5%
 3.  U.S. Treasury Bond (6.125%) 2029                        5.3%
 4.  FNMA (5.125%) 2004                                      4.9%
 5.  French Government (EMU) (6.50%) 2006                    4.4%
 6.  Kingdom of Denmark (9.00%) 2000                         4.3%
 7.  Bundesobligation (EMU) (3.25%) 2004                     4.3%
 8.  Bundesobligation (EMU) (4.50%) 2003                     4.0%
 9.  Int'l Bank Reconstruction & Development (4.75%)
     2004                                                    3.7%
10.  U.K. Treasury (5.00%) 2004                              3.6%

FORTIS SERIES FUND: GLOBAL BOND SERIES
(SUBADVISED BY MERCURY ASSET MANAGEMENT)

BECAUSE IT OFFERS INVESTORS A COMBINATION OF CURRENT INCOME AND GROWTH POTENTIAL, THIS PORTFOLIO MAKES AN EXCELLENT CHOICE FOR THOSE INVESTORS WHO SEEK TO ROUND OUT THEIR INVESTMENT SELECTIONS WITH GLOBAL BONDS. THE MONEY MANAGERS SEEK OUT HIGH-QUALITY BONDS AND OTHER FIXED INCOME SECURITIES OFFERED BY GOVERNMENTS AND CORPORATIONS WORLDWIDE, EMPHASIZING DEVELOPED COUNTRIES.

The Fortis Series Global Bond Series returned -7.53% in 1999, compared to its benchmark the Salomon Brothers Global Bond Index, which returned -4.27%. The negative performance of the Series and the index occurred against a backdrop of over one hundred-interest rate decreases across the globe from October 1998 to October 1999. This was an effort by the international community to buoy financial markets and provide a cushion for lending across borders. In the fall of 1999, the Federal Reserve Board changed directions by raising interest rates in an effort to head off perceived inflationary signs.

The fund is currently overweight in U.S. and German bonds, relative to the index. Given the rising interest rate environment in both countries throughout 1999 and coupled with the fund's underweight in Japanese bonds-which rallied in December as supply concerns subsided and deflation persisted. The Series underperformed its benchmark.

On March 13, 2000, this Series will become the Multisector Bond Series and will be subadvised by AIM Advisors, Inc. Under prior management the Series invested primarily in high-quality U.S. and foreign government and corporate fixed-income securities. Under AIM's management the Series will invest primarily in investment-grade corporate bonds and U.S. government securities. In addition, the Series will be able to invest up to 40% in foreign bonds, both government and corporate, and up to 35% in non-investment grade "high yield" bonds. This increased flexibility should provide more opportunity for the Series to perform well.

VALUE OF $10,000 INVESTED JANUARY 3, 1995***

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              SALOMON BROS WORLD     GLOBAL
                              GOV'T BOND INDEX **  BOND SERIES
01/03/95                                   10,000       10,000
95                                         11,904       11,914
96                                         12,335       12,310
97                                         12,364       12,327
98                                         14,256       13,990
99                                         13,648       12,937
GLOBAL BOND SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                                     5 YEAR
-7.53%                                     +5.28%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** An unmanaged index of world government bonds with maturities of at least one year.
***  Date shares were first offered to public.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Telecommunications                23.2%
Other                             20.9%
Cable Television                  13.7%
Cash Equivalents/Receivables       7.0%
Telephone Services                 6.5%
Entertainment                      6.5%
Broadcasting                       5.8%
Chemicals                          4.1%
Automobile & Motor Vehicle Parts   3.9%
Health Care Services               3.3%
Printing                           2.9%
Oil-Crude Petroleum and Gas        2.2%

TOP 10 HOLDINGS AS OF 12/31/99

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  Telecorp PCS, Inc. (11.625%) 2009                       2.8%
 2.  Williams Communications Group, Inc. (10.875%) 2009      2.7%
 3.  United Pan-European Communications N.V. (11.25%)
     2009                                                    2.6%
 4.  Nextlink Communications (10.50%) 2009                   2.6%
 5.  Argosy Gaming (10.75%) 2009                             2.3%
 6.  Adelphia Communications (9.375%) 2009                   2.2%
 7.  United International Holdings (12.49%) 2008             1.9%
 8.  NTL Communications Corp. (12.375%) 2008                 1.8%
 9.  Splitrock Services, Inc. (11.75%) 2008                  1.7%
10.  ITC Deltacom, Inc. (11.00%) 2007                        1.5%

FORTIS SERIES FUND: HIGH YIELD SERIES

LONG-TERM INVESTORS, WILLING TO ACCEPT GREATER PRICE FLUCTUATIONS, MAY CHOOSE TO DIVERSIFY THEIR STOCK OR BOND INVESTMENTS WITH THIS PORTFOLIO OF HIGHER YIELD BONDS. ITS MONEY MANAGERS INVEST IN A WIDELY DIVERSIFIED PORTFOLIO OF LOWER-RATED CORPORATE BONDS.

The twelve-month period ended December 31, 1999, was a period of healing for the U.S. financial markets; including the high yield bond market. The year began in the aftermath of a global financial crisis, which had prompted the Federal Reserve to add liquidity to the financial system and cut the Federal Funds rate three times in rapid succession in late 1998. These emergency measures helped stabilize the high yield market early in 1999, and set the stage for a potential recovery to more normal levels. However, attempts by the bond market to move higher were short-lived as the Federal Reserve reversed course and took back the interest rate cuts once investor confidence had been restored and a global recovery appeared underway. Despite the significant increase in interest rates that occurred during 1999, the Fund managed to return 1.17%, compared to the return for the Lehman Brothers High Yield Index of 2.39%.

During the first half of the year, the high yield market benefited from an improved outlook for corporate earnings and contained expectations regarding future inflation. However, rising interest rates and reduced investor demand for fixed income products dampened an early rally, leaving the high yield market with a modest 2.96% gain for the first half of 1999, according to Chase Securities, Inc.

By the second half of 1999, corporate issuers and investors alike began to focus on calendar year-end and the potential implications of "Y2K". Corporations sought to provide for year-end funding needs in advance, creating a temporary bulge in supply, while investors sought incremental safety and security in their investment portfolios. The downward pressure exerted by these trends caused a decline in high yield bond prices, which offset the interest income earned during the period. The net effect was a flat second half for the high yield market.

For the year 1999, the fund's performance was enhanced by its heavy exposure to top-performing sectors such as cable, communications and media. The fund's performance was held back by its conservative investment posture which kept it from fully participating in the market rally early in the year. The fund was also hurt, along with most of the high yield market, by our holdings in higher quality, interest rate sensitive bonds, which tend to under-perform when interest rates move higher.

In July of this year, a new portfolio manager, Ken Peterson, was added to the fund. Mr. Peterson brings extensive knowledge and experience managing high yield portfolios accumulated during his 14-year investment career. The strategy he employs is to couple a disciplined top-down approach with intensive-bottom up analysis to deliver optimal investment returns.

OUTLOOK

For the coming year, we expect the US economy to decelerate, in part due to the drag on the economy caused by higher intermediate interest rates. While the economy is strong and resilient, the labor markets are tight, natural resource prices are firming and wages are creeping upward. This will likely cause the Federal Reserve to raise rates, moderately slowing the economy but preventing excesses from building up in the nation's economic and financial systems. Our fund is well positioned for such an environment with a higher relative quality bias and a focus on industry sectors that tend to generate stable cash flows. At today's valuation levels, we feel the high yield market represents good fundamental value and offers investors the potential for attractive returns.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               LEHMAN BROTHERS        HIGH YIELD
                              HIGH YIELD INDEX**        SERIES
5/2/1994                                  10,000               10,000
94                                        10,163                9,925
95                                        12,112               11,189
96                                        13,487               12,366
97                                        15,208               13,572
98                                        15,492               13,657
99                                        15,862               13,816
HIGH YIELD SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                                    5 YEAR  SINCE MAY 2, 1994**
+1.17%                                    +6.84%               +5.87%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of lower quality, high yield corporate debt securities.

PORTFOLIO ALLOCATION AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                          56.4%
Foreign-Government Bonds-Investment Grade  25.8%
Cash Equivalents/Receivables                7.7%
U.S. Government Securities                  5.7%
Corporate Bonds-Investment Grade            4.4%

TOP 10 HOLDINGS AS OF 12/31/99

                                                         Percent of
Securities                                               Net Assets
-------------------------------------------------------------------
 1.  Japan JGB #207A (0.90%) 2008                            3.6%
 2.  Bundesrepublik Deutschland (6.50%) 2027                 2.4%
 3.  Government of France (5.25%) 2008                       2.4%
 4.  Nippon Telegraph & Telephone Corp.                      1.9%
 5.  Compagnie Financiere Richemont AG                       1.9%
 6.  Nestle S.A.                                             1.6%
 7.  Bundesrepublik Deutschland
     (6.5%) 2005                                             1.6%
 8.  Telefonica S.A.                                         1.5%
 9.  U.S. Treasury Note (6.25%) 2007                         1.4%
10.  Government of France (5.50%) 2007                       1.4%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 12/31/99

STOCK ADDITIONS:                    STOCK ELIMINATIONS:
Aventis S.A.                        Bongrain S.A.
Daiichi Pharmaceutical Co., Ltd.    Data General Corp.
Fort James Corp.                    Fujisawa Pharmaceutical Co.
GTE Corp.                           G.I.B. Group S.A.
Hong Kong Electric Holdings         Karstadt AG
Pernod Ricard                       Lion Nathan Ltd.
Pioneer Electronic Corp.            Matsushita Electric Industrial Co. Ltd.
Sainsbury (J) plc                   Pohjola Group Insurance Corp. 'B'
Sears, Roebuck & Co.                Tenneco, Inc. (with rights)
Westpac Banking Corp., Ltd.         Wolseley plc

FORTIS SERIES FUND: GLOBAL ASSET ALLOCATION SERIES
(SUBADVISED BY MORGAN STANLEY ASSET MANAGEMENT)

DESIGNED ESPECIALLY FOR INVESTORS WHO WANT A FLEXIBLE PORTFOLIO THAT SEEKS TOTAL RETURN FROM A BLEND OF GROWTH POTENTIAL AND CURRENT INCOME FROM AROUND THE WORLD, INCLUDING THE UNITED STATES. THE PORTFOLIO MANAGERS INVEST IN GLOBAL STOCKS, BONDS AND MONEY MARKET INSTRUMENTS IN PERCENTAGES THAT MAY VARY WITH MARKET CONDITIONS.
PERFORMANCE
During 1999, the portfolio produced an extremely disappointing performance, returning -0.87% for the period compared to a return of 13.18% for the benchmark of 60% MSCI World Index / 40% JPM Global Bond Index. In terms of asset allocation, the portfolio remained close to its benchmark weighting and this therefore did not make a large contribution to performance.

The global equity portion significantly underperformed its benchmark, producing a return of 4.62% versus 25.34% for the MSCI Index. Importantly over 13% of this discrepancy in performance came in the final quarter of the year when performance was seriously constrained by our lack of exposure to the phenomenal performance of certain mega cap technology firms. The strong performance of the World Index masked divergent sectoral performance. For example, the best performing sector of the World Index, information technology, rose 228% last year while the worst, the defensive Consumer Staples group, actually fell 7%. Combining our severe underweight to information technology and our significant overweight to consumer staples explained roughly 70% of our underperformance in the fourth quarter and for the year.

The global fixed income portion of the portfolio also underperformed but by a smaller degree; the portfolio producing a return of -6.66% compared to a benchmark return of -5.07%. While rising yields caused the portfolio to return a small negative return in local currency terms, this translated into more significant negative returns when measured in U.S. dollars due to the weakness of the European currencies. In terms of relative performance, our long duration exposure to the dollar bloc and European markets and our short duration exposure to the Japanese market were negative factors. Also subtracting from performance was our underweighting to the yen and our underweight exposure to the long end of the UK market. More positively, our exposure to the credit sector enhanced performance.
STRATEGY
The structure of the equity portion reflected our bottom up stock selection style. There was little change in the broad geographical structure of the equity portion over the period. We remained significantly underweight in the US, slightly underweight in Japan and overweight in the European markets. In terms of sectors, we have retained an overweight exposure to the more defensive sectors, for example consumer staples and utilities, and also those sectors which we feel should outperform in line with an expanding global economy, such as building materials.

The global fixed income portion remained long duration in the dollar bloc and European markets and short duration in the Japanese market. In terms of sector positioning, the fund retained an overweight exposure to the credit sector. Activity within the fund throughout the year was reasonably low. Within Europe, we added exposure to the Danish bond market and in the UK, cut all exposure to longer than 5-years adding duration to the euro market. In terms of currency positioning, the fund remained underweight in the Japanese yen versus the US dollar and the European currencies although this was shifted more in favour of the European currencies in December. The portfolio also continued to increase exposure to the credit sector throughout the year.
OUTLOOK -- GLOBAL EQUITY
We see the "technology" bubble as the biggest risk in the global equity market following December's huge run. The portfolio's value discipline has precluded us from participating in this bubble. The technology sector trades at 91 times cash flow whilst the MSCI World Index trades at 18 times cash flow. The portfolio owns little in the way of technology or other mega-cap companies that have dominated equity market returns in the last two years. Instead, we have concentrated on undervalued companies in the "old economy" such as financials, food, beverages, tobacco and utilities. While these sectors have underperformed in 1999, they are now extremely cheap relative to the excesses within the technology area, where investor behavior remains exceptionally fickle, witness Lucent, down 34% over the past two weeks.

The extreme polarization of the markets continues to create opportunities to buy good businesses at great prices while the disparity between new Japan and old Japan has now grown so large that we are also finding suitable risk reward tradeoffs among the third tier restructuring stories.

Despite the difficulties that have faced value investors over the past two years, we expect the portfolio to perform defensively relative to the index in a weak overall market should interest rates continue to rise. Likewise, we expect our overweighting to Europe and underweighting to the US to bear fruit this year given Europe's improving fundamentals and more attractive relative valuation. Implicit in today's "new economy" valuations are massive expectations for growth. As the market is paying a lot for the promise of future cash flows these "new economy" stocks should also be more vulnerable to higher interest rates (just like long duration bonds) although, somewhat surprisingly, the market has chosen to ignore this relationship for now.
OUTLOOK -- GLOBAL FIXED INCOME
The outlook for the global economy continues to improve and over the next year, we expect activity between the regions to be more closely synchronised. In the euro-zone, low real interest rates and an undervalued currency should continue to support the broadening recovery while in Japan, the economy will continue to benefit, at least in the short term, from ongoing fiscal stimulus. Meanwhile in the U.S., we expect tighter monetary conditions to lead to some slowdown in domestic demand growth and activity to moderate from its current 4% pace.

We believe the rise in yields in the dollar bloc and European markets over the past year reflects this strong growth outlook as being already discounted by the bond markets, and that it is inflation that holds the key to bond market performance in 2000. We expect that in the absence of significantly higher inflation, the potential for a further rise in yields will be limited, and as a result, we retain our modestly positive view for this year.

In terms of currency positioning, we believe that growth and interest rate differentials will continue to disadvantage the Japanese yen and we retain our bearish stance. At current levels, the yen real exchange rate is close to a 10-year high versus the euro and as such we view the yen as being particularly overvalued relative to the euro. We have therefore shifted our yen underweighting in favour of the euro and euro-linked currencies which we expect to recover over the near or medium term in line with a stronger European economy.
VALUE OF $10,000 INVESTED JANUARY 3, 1995**

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                SALOMON BROS WORLD  MSCI WORLD    GLOBAL ASSET
                                GOV'T BOND INDEX+    INDEX++    ALLOCATION SERIES
1/3/1995                                    10,000      10,000             10,000
95                                          11,904      12,132             11,747
96                                          12,335      13,830             13,242
97                                          12,364      16,074             15,031
98                                          14,256      20,059             17,430
99                                          13,648      25,142             17,278
GLOBAL ASSET ALLOCATION SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                                      5 YEAR
-0.87%                                     +11.56%

                        Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
  + An unmanaged index of world government bonds with maturities of at least one year.
 ++ An unmanaged index of the world's major equity markets in U.S.
    dollars, weighted by stock market value.
 ** Date shares were first offered to the public.

PORTFOLIO ALLOCATION AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                       64.6%
Corporate Bonds - Investment Grade      15.3%
Corporate Bonds - Non-Investment Grade   6.7%
U.S. Treasury Securities                 5.8%
U.S. Government Agencies                 3.3%
Asset Backed Securities                  2.8%
Cash Equivalents/Receivables             1.5%

TOP 10 HOLDINGS AS OF 12/31/99

                                                         Percent of
Securities                                               Net Assets
-------------------------------------------------------------------
 1.  General Electric Co.                                    2.0%
 2.  Microsoft Corp.                                         2.0%
 3.  U.S. Treasury Note (6.125%) 2007                        1.7%
 4.  JDS Uniphase Corp.                                      1.6%
 5.  Interpublic Group of Companies, Inc.                    1.5%
 6.  U.S. Treasury Note (5.875%) 2004                        1.4%
 7.  American International Group, Inc.                      1.3%
 8.  AES Corp.                                               1.3%
 9.  Equant N.V. NY Shares                                   1.3%
10.  AMFM, Inc.                                              1.2%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/99

STOCK ADDITIONS:                STOCK ELIMINATIONS:
AMFM, Inc.                      Abbott Laboratories
AT&T Corp. - Liberty Media      Fannie Mae
 Group                          Fiserv, Inc.
Automatic Data Processing,      Groupe Danone ADR
 Inc.                           MCI WorldCom, Inc.
Cabletron Systems, Inc.         Pharmacia & Upjohn, Inc.
CBS Corp.                       Philip Morris Companies, Inc.
Columbia HCA Healthcare Corp.   Sun International Hotels Ltd.
Equant N.V. NY Shares           Time Warner, Inc.
i2 Technologies, Inc.           Unisys Corp.
JDS Uniphase Corp.
Motorola, Inc.

FORTIS SERIES FUND: ASSET ALLOCATION SERIES

DESIGNED FOR INVESTORS WHO SEEK TOTAL RETURN FROM A BLEND OF GROWTH POTENTIAL AND CURRENT INCOME. THE PORTFOLIO MANAGERS SELECT A MIX OF U.S. STOCKS, BONDS AND MONEY MARKET INSTRUMENTS IN PERCENTAGES THAT MAY VARY WITH CURRENT MARKET CONDITIONS.

1999 proved to be another stellar year for the equity market as a combination of strong earnings growth and low inflation ignited investor appetite for stocks. Higher valuation levels on higher earnings are a potent combination for stock prices. The fixed income markets, however, faced three consecutive rate increases by the Federal Reserve as concerns over inflationary prospects surfaced. An investment environment such as this past year underlines the advantage of an asset allocation fund.

For the year ended December 31, 1999, the Asset Allocation Series returned 19.56% this compares to a gain of 21.04% for the S&P 500 and a decline of -0.82% for the Lehman Brothers Aggregate Bond Index.

The asset allocation between stocks and bonds was targeted at a neutral 65% stocks, 35% bonds at year-end. This ratio had been reduced by the Asset Allocation Committee in late summer to 60% equities, and then increased in November back to 65%. In the equity area, telecommunications and service sectors are overweighted versus the market while basic materials and consumer-related sectors have been underweighted. Telecommunication and technology holdings contributed to performance while energy and financial holdings generally detracted from overall performance.

In the fixed income portion of the fund, we shortened the portfolio's duration to the benchmark early in the second quarter when we became convinced that domestic growth was not as severely impacted by the 1998 global crisis as we had anticipated, and that the 1998 interest rate cuts would be ultimately reversed. In fact, the Federal Reserve did reverse those 0.75% cuts over the second half of the year while we maintained a neutral duration in the portfolio. As for the composition of the fixed income portion, we took advantage of a supply-driven widening of corporate yield spreads to increase our exposure to corporate investment grade and below investment grade securities. We believed the widening will be reversed early next year and offer a good relative value compared to government securities.

The capital markets face the prospect of rising interest rates by the Federal Reserve as the economy continues its robust expansion. While earnings prospects remain bright, rising interest rates could affect the valuation levels of equities, which are near historic highs. In the equity area, we continue to focus on companies with solid growth prospects at relatively attractive valuation levels, and hence our neutral equity weighting.

The combination of slower growth and continued controlled inflation should ultimately lead to a better overall interest rate environment and lower yield premiums for non-Treasury securities over the next 12 months.

VALUE OF $10,000 INVESTED DECEMBER 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              LEHMAN BROTHERS AGGREGATE BOND INDEX+  S&P 500++  ASSET ALLOCATION SERIES
1/1/90                                                       10,000     10,000                   10,000
90                                                           10,896      9,683                   10,201
91                                                           12,640     12,641                   13,021
92                                                           13,575     13,610                   13,926
93                                                           14,899     14,970                   15,290
94                                                           14,464     15,166                   15,243
95                                                           17,136     20,842                   18,591
96                                                           17,759     25,651                   20,916
97                                                           19,473     34,209                   25,148
98                                                           21,165     43,987                   30,170
99                                                           20,991     53,242                   36,071
ASSET ALLOCATION SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                                                       5 YEAR    10 YEAR
+19.56%                                                     +18.80%    +13.69%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
  + An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.
 ++  This is an unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                         36.2%
Financial Services            10.8%
Oil and Gas Field Services     7.7%
Insurance                      7.6%
Health Care Services           7.3%
Banks                          6.0%
Business Services              5.8%
Unit Investment Trust          4.2%
Computer-Hardware              4.1%
Broadcasting                   3.9%
Utilities-Electric             3.4%
Cash Equivalents/Receivables   3.0%

TOP 10 HOLDINGS AS OF 12/31/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Citigroup, Inc.                                         5.0%
 2.  S & P 500 Depositary Receipt                            4.2%
 3.  Chase Manhattan Corp.                                   3.9%
 4.  Illinova Corp.                                          3.4%
 5.  United Healthcare Corp.                                 3.1%
 6.  Federated Department Stores, Inc.                       3.0%
 7.  First Data Corp.                                        2.9%
 8.  AT&T Corp. - Liberty Media Group                        2.8%
 9.  Tidewater, Inc.                                         2.7%
10.  Diamond Offshore Drilling, Inc.                         2.7%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 12/31/99

ADDITIONS:                           ELIMINATIONS:
Aetna, Inc. (with rights)            AT&T Corp.
Affiliated Computer Services, Inc.   Ameritech Corp.
AT&T Corp. - Liberty Media Group     Bank of America Corp.
Diamond Offshore Drilling, Inc.      Bank One Corp.
Illinova Corp.                       Compaq Computer Corp.
Parker-Hannifin Corp.                First Union Corp.
Reader's Digest Association, Inc.    GTE Corp.
 Class A                             McDonald's Corp.
S & P 500 Depositary Receipt         Royal Dutch Petroleum Co. NY Shares
Tidewater, Inc.                      Walt Disney Co.
United HealthCare Corp.

FORTIS SERIES FUND: VALUE SERIES

DESIGNED FOR INVESTORS WHO PREFER TO INVEST IN EQUITY OPPORTUNITIES AT ATTRACTIVE VALUATIONS. THE PORTFOLIO MANAGERS CHOOSE STOCKS WITH CURRENT PRICES THAT DO NOT NECESSARILY REFLECT THE STOCK'S POTENTIAL VALUE.

For the year ended December 31, 1999, the S&P Barra Value Index returned 12.72% while the Fortis Value Series returned 8.96%. The portfolio underperformed the index due to holding more smaller capitalization companies than the index.

The portfolio's primary strategy is to invest in undervalued companies with accelerating growth, where we anticipate a company's growth rate to rise over time. To the extent that we cannot find undervalued companies with accelerating earnings, we focus on our secondary criteria, inexpensively valued growth. We continue to maintain adequate diversification across market sectors and remain focused on stock selection.

Apple Computer, Columbia/HCA Healthcare, USA Networks and Liberty Media Group were among the portfolio's better performing stocks during the past year. Recently we have added a substantial position in oilfield services. We believe that the oilfield services stocks have excellent opportunities for earnings acceleration in the coming months due to the high price of oil. Their customer, the oil industry, now finds it profitable to drill for oil after a prolonged spell of relatively low oil prices. To fund our new position in oilfield services stocks we have sold many of our international integrated oil companies. While those companies have been enjoying substantial acceleration in earnings growth over the past several months, it will become much more difficult for them to sustain their recent growth into the future if only because the year-over-year comparisons will become so much more difficult.

Looking ahead, we see the economy continuing to expand but at a slower rate. In this environment we believe that the health care sector is a logical place for us to invest because companies in the business of providing goods and services used in the delivery of health care tend to enjoy relatively stable demand. We are maintaining a below-average exposure to financial stocks because we believe that the business environment will become more challenging for them in the coming years. Rising interest rates or slowing global growth could negatively affect the portfolio's performance. We continue to monitor the effects of interest rates and the economy on the portfolio's holdings.

We remain focused on investing in undervalued companies with accelerating growth or inexpensively valued growth. We believe that this investment philosophy will provide good returns to shareholders for the long term.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                                           S&P Barra****
                                 S&P 500***  Value Series    Value Index
05/01/96                             10,000        10,000         10,000
96                                   11,504        11,149         11,639
97                                   15,342        13,962         15,046
98                                   19,727        15,309         17,253
99                                   23,877        16,680         19,447
VALUE SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                      SINCE
1 YEAR                        MAY 1, 1996**
+8.96%                              +14.97%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks
**** An unmanaged capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios. Going forward the Series will use the Barra Value Index because it is better suited for the investment strategy of the Series.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                         39.1%
Telephone Services            11.9%
Telecommunications             8.2%
Cash Equivalents/Recievables   7.2%
Computer-Software              5.0%
Drugs                          5.0%
Financial Services             4.4%
Utilities-Electric             4.2%
Publishing                     4.2%
Insurance                      3.9%
Electrical Equipment           3.5%
Food                           3.4%

TOP 10 HOLDINGS AS OF 12/31/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  General Electric Co.                                    3.5%
 2.  SBC Communications, Inc.                                3.4%
 3.  Microsoft Corp.                                         3.2%
 4.  American International Group, Inc.                      3.0%
 5.  Global Crossing Conv. 7.00%                             3.0%
 6.  Echostar Communications Corp. (4.875%) Conv. 2007.      2.7%
 7.  McGraw-Hill Companies, Inc.                             2.4%
 8.  Tribune Co., Conv. (2.00%) 2029                         2.3%
 9.  Corning, Inc.                                           2.2%
10.  Alltel Corp.                                            2.1%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 12/31/99

ADDITIONS:                      ELIMINATIONS:
American Home Products Corp.    Clorox Co.
Automatic Data Processing,      Duke Energy Corp.
 Inc.                           Endesa S.A. ADR
Avon Products, Inc.             France Telecom S.A. ADR
Columbia HCA Healthcare Corp.   Glaxo Wellcome plc ADR
Corning, Inc.                   Groupe Danone ADR
Illinova Corp.                  Merck & Co., Inc.
Interpublic Group of            New Plan Excel Realty Trust
 Companies, Inc.                Philip Morris Companies, Inc.
J.P. Morgan & Co., Inc.         Rite Aid Corp.
Microsoft Corp.
Sysco Corp.

FORTIS SERIES FUND: GROWTH & INCOME SERIES

THIS PORTFOLIO OFFERS A SOLUTION TO INVESTORS WHO WANT TO COMBINE CONSERVATIVE GROWTH OPPORTUNITIES WITH INCOME POTENTIAL. IT FOCUSES ON COMPANIES WITH ATTRACTIVE DIVIDEND GROWTH PROSPECTS RELATIVE TO THE STANDARD AND POOR'S 500 STOCK INDEX. THE PORTFOLIO IS WELL DIVERSIFIED WITH EXPOSURE TO MANY SECTORS OF THE ECONOMY.

The year 1999 proved to be another stellar year for equities as the market embraced the strong earnings growth stemming from the robust economy. Inflation remained benign which enabled valuations to expand on top of the higher level of earnings. Economic recovery in international markets added to the positive environment for the equity market. Fearful of a revival of inflation, the Federal Reserve boosted interest rates three times during the year, which caused some momentary bumpiness but did not derail the bull market.

For the full year of 1999, the Growth & Income portfolio posted an increase of 10.72%. This compares to a greater gain of 21.04% for the S&P 500. This portfolio is generally less volatile than the S&P 500 and also produces a current yield above the S&P 500. The technology sector performed particularly well in 1999, a factor which hurt comparative performance. Technology stocks generally pay little or no dividends and as a result, this sector was significantly underweighted in the portfolio. The service and telecommunications sectors were overweighted and contributed to performance results. The energy and financial sectors were overweighted for most of the period but were both reduced to below market weights by year-end.

The capital markets currently face the prospects of further Federal Reserve tightening in the form of rate increases early in the new year. While the economy remains robust and earnings prospects bright, higher interest rates will likely cause some consolidation in the equity market after its recent strength. Going forward, the investment approach for Growth & Income is being shifted somewhat to a greater emphasis on growth versus current income. As a result, technology issues held will likely rise as a percentage of assets. In this period of high valuation and rising interest rates, great attention is being paid to growth prospects and relative valuations.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              S&P 500***  GROWTH & INCOME SERIES
5/2/94                           $10,000                 $10,000
94                               $10,397                 $10,174
95                               $14,289                 $13,196
96                               $17,586                 $16,035
97                               $23,453                 $20,475
98                               $30,157                 $23,181
99                               $36,502                 $25,664
GROWTH & INCOME SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                            5 YEAR     SINCE MAY 2, 1994**
+10.72%                          +20.33%                 +18.10%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Captial Spending             33.0%
Finance                      17.3%
Health Care                   9.0%
Consumer Cyclical             8.9%
Utilities                     8.4%
Consumer Staples              6.3%
Energy & Related              6.1%
Consumer Discretionary        4.7%
Basic Industry                3.3%
Cash Equivalents/Recievable   1.4%
Metal & Mining                0.9%
Transportation                0.7%

TOP 10 HOLDINGS AS OF 12/31/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Microsoft Corp.                                         4.8%
 2.  General Electric Co.                                    4.1%
 3.  Cisco Systems, Inc.                                     2.8%
 4.  Wal-Mart Stores, Inc.                                   2.5%
 5.  Exxon Mobil Corp.                                       2.2%
 6.  Intel Corp.                                             2.2%
 7.  Lucent Technologies, Inc.                               1.9%
 8.  International Business Machines Corp.                   1.6%
 9.  Citigroup, Inc.                                         1.5%
10.  America Online, Inc.                                    1.3%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/99

ADDITIONS:                      ELIMINATIONS:
AFLAC, Inc.                     AirTouch Communications, Inc.
Analog Devices, Inc.            Bankers Trust Corp.
Citrix Systems, Inc.            Browning-Ferris Industries,
Conoco, Inc. Class B             Inc.
Lexmark International Group,    Harris Corp.
 Inc. Class A                   Laidlaw, Inc.
Network Appliance, Inc.         Morton International, Inc.
QUALCOMM, Inc.                   (with rights)
Teradyne, Inc.                  PacifiCorp.
Xilinx, Inc.                    Pioneer Hi-Bred International,
Yahoo!, Inc.                     Inc.
                                Tenneco Automotive, Inc.
                                Transamerica Corp.

FORTIS SERIES FUND: S&P 500 INDEX SERIES
(SUBADVISED BY DREYFUS)

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR INVESTORS WHO WANT TO EMULATE THE TOTAL RETURN OF THE STANDARD & POOR'S 500 INDEX.

The fund closely tracked the return of the S&P 500 Index for both the quarter and the year ended December 31, 1999. The fund returned 20.34% versus 21.04% for the S&P 500 Index. The primary difference between the fund's performance and the index's return is the effect of fund expenses.

The Series S&P 500 Index is designed to passively replicate the large capitalization U.S. equity market as represented by the S&P 500 Index. The portfolio uses a strategy of full replication, which entails holding all stocks in the S&P 500 in direct proportion to their weight in the index. S&P 500 futures are utilized to efficiently manage daily cash flows.

The S&P 500 Index had a positive return for the year ended December 31, 1999, outperforming both the S&P 400 Mid Cap Index and the S&P 600 Small Cap Index. Stocks of electronics firms, communication equipment firms and aluminum companies were among the best performing industries in the S&P 500. Among the index's worst performing industries were tobacco firms and office equipment companies.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               S&P 500 INDEX***    S&P 500 INDEX SERIES
5/1/96                                     10,000                10,000
96                                         11,504                11,429
97                                         15,342                15,123
98                                         19,727                19,374
99                                         23,877                23,314
S&P 500 INDEX SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                        SINCE MAY 1, 1996**
+20.34%                                   +25.97%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                        37.9%
Computer-Software            11.4%
Financial Services           10.4%
Drugs                         8.7%
Banks                         5.3%
Media                         4.7%
Electronic - Semiconductor    4.4%
Computer-Hardware             3.7%
Oil-Crude Petroleum and Gas   3.5%
Telephone Services            3.4%
Telecommunications            3.4%
Cash Equivalent/Receivables   3.2%

TOP 10 HOLDINGS AS OF 12/31/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Microsoft Corp.                                         3.9%
 2.  Citigroup, Inc.                                         3.1%
 3.  General Electric Co.                                    2.4%
 4.  Cisco Systems, Inc.                                     2.2%
 5.  Freddie Mac                                             2.0%
 6.  Tyco International Ltd.                                 2.0%
 7.  Intel Corp.                                             1.9%
 8.  Wal-Mart Stores, Inc.                                   1.8%
 9.  Warner-Lambert Co.                                      1.8%
10.  CBS Corp.                                               1.8%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 12/31/99

ADDITIONS:                      ELIMINATIONS:
Applied Materials, Inc.         AT&T Corp.
Corning, Inc.                   Federal-Mogul Corp.
Firstar Corp.                   First Union Corp.
Marsh & McLennan Companies,     Galileo International, Inc.
 Inc.                           Guidant Corp.
Motorola, Inc.                  McKesson HBOC, Inc.
Royal Dutch Petroleum Co. NY    Networks Associates, Inc.
 Shares                         Rite Aid Corp.
Solectron Corp.                 Saks, Inc.
Sprint Corp.                    Sara Lee Corp.
VERITAS Software Corp.
Yahoo!, Inc.

FORTIS SERIES FUND: BLUE CHIP STOCK SERIES
(SUBADVISED BY T. ROWE PRICE)

THE MONEY MANAGERS FOR THIS PORTFOLIO TARGET "BLUE CHIP" COMPANIES WITH LEADING MARKET POSITIONS, SEASONED MANAGEMENT AND STRONG FINANCIAL FUNDAMENTALS. IT IS DESIGNED FOR PEOPLE WHO WANT TO INVEST IN WELL-ESTABLISHED COMPANIES THAT GENERATE CONSISTENT, DURABLE EARNINGS GROWTH WITH THE POTENTIAL FOR ABOVE AVERAGE STOCK PERFORMANCE.

MARKET ENVIRONMENT

During the period, U.S. corporations benefited from strong GDP growth, low inflation, and improvement in international economies. Markets rallied around a belief that technology, telecommunications, and the Internet would enhance growth while limiting inflation. These developments added fuel to the bull market in U.S. equities, but the threat of inflation and three Federal Reserve interest rate hikes caused occasional volatility. Investors favored rapidly growing cyclical and technology firms, while the stocks of steady growth companies and interest rate-sensitive stocks struggled. In other areas, such as the retail and energy sectors, many stocks performed well but were overshadowed by gains in technology.

PORTFOLIO REVIEW

In this volatile but favorable environment, the portfolio produced solid results. However, performance was muted somewhat because we generally hold fewer cyclical, technology, and foreign stocks than some peers. Pharmaceuticals and financials, two large sectors in this fund, posted more moderate performance. Overall the portfolio produced a return of 19.88% versus the S&P 500 Index return of 21.04%

Although the portfolio had less technology exposure than the average growth fund, several tech holdings performed well. Among them, Microsoft was our best performer for the year, followed by Oracle, America Online, and Sun Microsystems. Limited investments directly in Internet companies generated strong returns. Telecommunication stocks, including Corning and Nokia, were valuable contributors to performance. Entertainment and media companies also did well, as did several selected retailers, such as Wal-Mart and Home Depot.

On the other hand, several financial stocks weakened on rising interest rates, while a number of holdings in supermarket chains and drugstores struggled against Internet competition. Two holdings -- Waste Management and in the last six months Tyco International -- did very poorly as investors questioned their financials. We eliminated all but a minor portion of Waste Management, but we think a SEC inquiry will not reveal major problems at Tyco, and maintain a healthy position in the stock.

OUTLOOK

On balance, we believe that inflation and interest rates will increase but at a manageable pace and corporate earnings among blue chips should remain strong. Even so, we continue to recognize that almost all stocks are expensive by most conventional measures, and more market volatility seems certain. Thus, careful stock selection with a focus on valuation and sustainable growth should become increasingly important.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  S&P 500***       BLUE CHIP STOCK SERIES
5/1/96                                     10,000                  10,000
96                                         11,504                  11,624
97                                         15,342                  14,763
98                                         19,727                  18,906
99                                         23,877                  22,664
BLUE CHIP STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                        SINCE MAY 1, 1996**
+19.88%                                   +25.00%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Japan                         25.5%
United Kingdom                21.4%
France                        14.2%
Germany                       10.1%
Other                          6.1%
Spain                          4.5%
Netherlands                    4.0%
Switzerland                    3.8%
Sweden                         3.0%
Cash Equivalents/Recievables   2.6%
Italy                          2.4%
Singapore                      2.4%

TOP 10 HOLDINGS AS OF 12/31/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Sony Corp. (Japan)                                      4.2%
 2.  Telefonica S.A. (Spain)                                 3.1%
 3.  NTT Mobile Communications Network, Inc. (Japan)         3.0%
 4.  Orix Corp. (Japan)                                      2.7%
 5.  Alcatel S.A. (France)                                   2.6%
 6.  Aventis S.A. (France)                                   2.5%
 7.  TDK Corp. (Japan)                                       2.3%
 8.  Siemens AG (Germany)                                    2.2%
 9.  Canon, Inc. (Japan)                                     2.1%
10.  Broken Hill Proprietary Co. Ltd. (Australia)            2.0%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/99

ADDITIONS:                      ELIMINATIONS:
AstraZeneca plc                 Argentaria S.A.
Canon, Inc.                     Astra AB Class B
Deutsche Lufthansa AG           Matsushita Electric Industrial
Halifax Group plc                Co. Ltd.
KAO Corp.                       Nestle S.A.
Oversea-Chinese Banking Corp.   Omron Corp.
 Ltd.                           Ricoh Co. Ltd.
Portugal Telecom S.A.           S.M.H. AG
Reed International plc          SGS Societe Generale de
TDK Corp.                        Surveillance Holding S.A.
Tele Danmark A/S                Unidanmark A/S Class A
                                Westpac Banking Corp. Ltd.

FORTIS SERIES FUND: INTERNATIONAL STOCK SERIES
(SUBADVISED BY LAZARD FRERES ASSET MANAGEMENT)

INVESTORS WILLING TO BALANCE THE RISKS AND REWARDS OF INTERNATIONAL STOCK INVESTING OFTEN SELECT THIS PORTFOLIO TO DIVERSIFY AN ESTABLISHED INVESTMENT STRATEGY. IT FOCUSES EXCLUSIVELY ON GROWTH COMPANY STOCKS OUTSIDE OF THE UNITED STATES.

Despite considerable volatility, the MSCI EAFE Index ended the year up approximately 27.30%. The Japanese equity market soared 60% as companies continued reforms and the local economy began to show signs of recovery after a decade of disappointment. Despite the weakness of the new euro, Europe also posted solid gains as a wave of hostile bids and a growing equity culture pushed markets 16% higher. The International Stock portfolio ended with a strong fourth quarter and ended 1999 up 23.99% slightly trailing the MSCI EAFE Index.

The technology sector outperformed all other sectors in the S&P 500 Index. The convergence of telecommunications and technology has not only reduced interaction costs, but has broken down geographic and industry barriers to facilitate a truly global economy. The pervasiveness of technology in business and society was demonstrated this year by fears of the ramifications of a Y2K software glitch. Although Y2K fears subsided, technology's incorporation in business and accelerating IT spending highlighted continued growth potential. Investors latched onto these themes to drive technology stocks and wireless telecommunications stocks to exorbitant levels. Nokia was perfectly positioned at the nexus of mobile communications and technology and its stock soared to become the largest company in the MSCI EAFE Index. However, Nokia now trades at a price to cash flow that is nearly impossible to defend on a fundamental basis. Mergers and acquisitions compounded the extreme valuations and performance as companies such as Vodafone used its highly valued stock to make the world's largest ever hostile bid for the already expensive Mannnesmann. This performance trend by technology and related companies accelerated in the fourth quarter and even more acutely in December, which led the International Stock portfolio to lose relative performance late in 1999.

The portfolio realized significant value in the technology sector through investments in relatively less expensive companies. Telefonica and Portugal Telecom both benefited tremendously from well-received IPO's. Alcatel made several acquisitions to bolster its data networking equipment capabilities and its stock price reacted favorably. But the best performer by far was NTT Mobile Communications. The leading Japanese wireless communications company soared in 1999 on the back of the success of "i-mode", the first widely used WAP mobile phone. The portfolio is benefiting from investments in companies not traditionally linked to technology. Philips Electronics and Siemens are transforming into technology-focused businesses.

The portfolio's investment style led us to invest in companies with strong global brands. Valuations of many branded companies are now at historic lows, yet their financial productivity remains outstanding. Although these moves hurt relative performance this year, we are comfortable with the outlook for companies such as Cadbury-Schweppes, Heineken, Diageo, and Unilever, given their strong track record and return versus valuation characteristics. Combining internally driven improvements with the potential for external growth if emerging markets continue to rebound, branded companies are unlikely to remain out of favor too much longer.

Dramatic change took place in the banking sector during 1999. Fuji Bank, Industrial Bank of Japan (IBJ), and Dai-ichi Kangyo will create a single holding company to form the world's largest bank with assets of $1.3 trillion. Management hopes to form a "national champion" with sufficient size and power to compete against American and European rivals. The ripple effect of the merger led to further banking and insurance consolidation by year-end. In Europe, Banque Nationale de Paris (BNP) tried to form a French banking powerhouse with a combined hostile bid for both Societe Generale and Paribas. To date, most banking consolidation has taken place within country borders where the greatest cost savings exist. As banks reach sufficient domestic scale, we expect cross-border mergers to accelerate as we have witnessed in numerous industries.

With this year's advent of the European Monetary Union (EMU) and Y2K concerns, corporate change continued to accelerate on a global basis. The frenzied pace of mergers and acquisitions topped $3.3 trillion worldwide, while restructuring, disposals and spinoffs showed no signs of slowing. These corporate actions to improve financial productivity and strategic positioning in a world of heightening global competition remained the most enduring performance driver in 1999.

VALUE OF $10,000 INVESTED JANUARY 3, 1995***

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              MSCI EAFE**  INTERNATIONAL STOCK SERIES
1/3/1995                           10,000                      10,000
95                                 11,155                      11,435
96                                 11,865                      13,038
97                                 12,109                      14,601
98                                 14,572                      17,006
99                                 18,550                      21,087
INTERNATIONAL STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                             5 YEAR
+23.99%                            +16.09

         Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  *  SEC defined total returns, including
     reinvestment of all dividend and capital gains distributions.
 ** An unmanaged index of the stocks of Europe, Australia, and the Far East.
***  Date shares were first offered to the public.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Spending              37.2%
Finance                       12.4%
Consumer Cyclical             10.9%
Health Care                   10.3%
Basic Industry                 9.3%
Energy & Related               6.7%
Utilities                      6.6%
Consumer Staples               3.7%
Cash Equivalents/Receivables   2.9%

TOP 10 HOLDINGS AS OF 12/31/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  VERITAS Software Corp.                                  2.7%
 2.  Maxim Integrated Products, Inc.                         2.4%
 3.  Biogen, Inc.                                            2.3%
 4.  MedImmune, Inc.                                         1.9%
 5.  Altera Corp.                                            1.7%
 6.  Sanmina Corp.                                           1.3%
 7.  Check Point Software Technologies Ltd.                  1.3%
 8.  Sabre Group Holdings, Inc.                              1.3%
 9.  Vitesse Semiconductor Corp.                             1.3%
10.  VeriSign, Inc.                                          1.2%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/99

ADDITIONS:                      ELIMINATIONS:
Allergan, Inc.                  AFLAC, Inc.
Check Point Software            Best Buy Co., Inc.
 Technologies Ltd.              IPALCO Enterprises, Inc.
Chiron Corp.                    Networks Associates, Inc.
Convergys Corp.                 Old Kent Financial Corp.
Jabil Circuit, Inc.             Regions Financial Corp.
MedImmune, Inc.                 Scana Corp.
Redback Networks, Inc.          STERIS Corp.
Transocean Sedco Forex, Inc.    Tellabs, Inc.
VeriSign, Inc.                  Watson Pharmaceuticals, Inc.
Vitesse Semiconductor Corp.

FORTIS SERIES FUND: MID CAP STOCK SERIES
(SUBADVISED BY DREYFUS)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WISH TO INVEST IN MID CAPITALIZATION COMPANIES THAT HAVE EXCELLENT POTENTIAL GROWTH CHARACTERISTICS BUT ARE REASONABLY PRICED.

PERFORMANCE REVIEW

For the year ended December 31, 1999, the performance of the Mid Cap Stock portfolio was 10.97%, which was below the S&P Mid Cap 400 Index return of 14.70%. While the absolute return in the 4th quarter was 14.76%, we are nonetheless disappointed that we did not exceed the performance benchmark during the period under review.

The quantitative process that we use in managing this portfolio performed below its historical trend throughout 1999. Our valuation process uses a number of fundamental characteristics that are both price (value) and earnings (growth) sensitive, while in portfolio construction we follow a sector neutral approach. We feel that during most of 1999 we operated in a market environment where investors paid little attention to traditional measures of value such as price, price/earnings, and actual earnings growth.

Companies with the highest price multiples and in many cases very modest real earnings provided the most attractive returns during 1999. Our process uses long term trends to guide our stock selections, and thus we continued to operate with some sensitivity to issues such as actual earnings. This process did not preclude us from owning any of these types of issues, and in fact we owned a number of holdings that had total returns during the 4th quarter of over 50%. These issues include Verisign +258.6%, Medimmune +66.4%, Young & Rubicam +60.9%, and Legato Systems +57.8%. 1999 was also an equity market environment where we saw a concentration of performance in certain sectors (technology). According to our calculation, if one looks at the make-up of the S&P Mid Cap 400 Index at year-end, over 60% of those companies had a negative return for 1999. Thus, both our valuation process and portfolio construction techniques were subject to less than favorable market conditions.

INVESTMENT PROCESS

Dreyfus employs its disciplined investment process in the management of the Mid Cap Stock Series. The portfolio is constructed in line with our mid cap strategy which seeks to outperform the S&P 400 Mid Cap Index through stock selection while closely managing the portfolio's risk characteristics versus the benchmark. Dreyfus' stock selection involves a dynamic valuation process using 15 broad based fundamental factors. These include both earnings (growth like) oriented and price (value like) oriented factors which are dynamically weighted to capture the characteristics the market prefers in the current environment. Stocks are selected based upon their exposures to the characteristics that are preferred. As of December 31, the process had a moderate emphasis on price oriented characteristics.

PORTFOLIO CHARACTERISTICS

Portfolio construction seeks to maximize our stock selection capabilities through carefully neutralizing risks that we believe are not rewarded. The beta of the portfolio is managed very close to the benchmark in an attempt to neutralize market risk. The economic sectors are managed in line with the S&P 400 Mid Cap Index to protect against unintended industry bets. BARRA risk tools help us determine other factors driving portfolio risk, and we manage these risk factors versus the benchmark. The portfolio held 147 names, broadly diversified across all economic sectors.

VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              S&P 400 MID CAP***  MID CAP STOCK SERIES
5/1/98                                   $10,000               $10,000
98                                       $10,536                $9,711
99                                       $12,094               $10,776
MID CAP STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                                             SINCE MAY 1, 1998**
+10.97%                                                         +4.58%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of common stocks that measures the performance of the mid-range sector of the U.S. stock market.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                  39.3%
Banks                                  11.6%
Real Estate-Investment Trust           10.9%
Computer-Software                       6.0%
Oil and Gas Field Services              6.0%
Insurance                               5.2%
Business Services                       5.1%
Construction                            4.4%
Machinery-Specialty                     4.4%
Savings And Loans, Mortgage Companies   3.6%
Medical Supplies                        3.1%
Cash Equivalents/Receivables            0.4%

TOP 10 HOLDINGS AS OF 12/31/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Interim Services, Inc.                                  3.5%
 2.  Federal Signal Corp.                                    3.1%
 3.  CCB Financial Group                                     2.8%
 4.  Webster Financial Corp.                                 2.7%
 5.  Payless ShoeSource, Inc.                                2.5%
 6.  Pittway Corp. Class A                                   2.5%
 7.  Wolverine World Wide, Inc.                              2.5%
 8.  Jostens, Inc.                                           2.4%
 9.  Computer Horizons Corp.                                 2.2%
10.  Key Energy Services, Inc.                               2.1%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/99

ADDITIONS:                      ELIMINATIONS:
A. Schulman, Inc.               BJ Services, Co. (Warrants)
Computer Horizons, Corp.        Cognex Corp.
Home Properties of              First Sentinel Bancorp, Inc.
 New York, Inc.                 GBC Bancorp
JDA Software Group, Inc.        Georgia-Pacific Corp. (Timber
Keystone Financial, Inc.         Group)
Old Republic International      Jones Intercable, Inc. Class A
 Corp.                          Just for Feet, Inc.
Omnicare, Inc.                  Nautica Enterprises, Inc.
Peoples Heritage Financial      Speedfam, Inc.
 Group                          St. Paul Bancorp, Inc.
Pittway Corp. Class A
Rayonier, Inc.

FORTIS SERIES FUND: SMALL CAP VALUE SERIES
(SUBADVISED BY BERGER)

THIS PORTFOLIO IS DESIGNED FOR AGGRESSIVE INVESTORS WHO WANT TO INVEST IN SMALL COMPANY STOCKS THAT THE PORTFOLIO MANAGERS BELIEVE ARE SIGNIFICANTLY "UNDERVALUED".

For the year ended December 31, 1999, the portfolio had a return of 15.34% versus a return of 21.36% for the Russell 2000 Index. The portfolio benefited from the announced mergers of Pittway and Jostens for premiums of 50% and 25%, respectively. We feel that mergers will continue to increase as corporate America recognizes the opportunity creates by the two-tier market and resulting historic low valuations.

During the fourth quarter of 1999 and over the entire year, our strongest performance came from our fallen growth stocks. Growth companies can become value situations when they sell at depressed prices relative to their secular growth. These companies are exceedingly strong financially and are showing confidence in their future by buying their own stock. Specifically, the portfolio has accumulated positions in information technology staffing companies that declined over 70% from their highs due to near-term earnings concerns about their transition from Y2K solutions to e-commerce strategies.

We are particularly encouraged that our gain for the year was accomplished in spite of an overweighting in the weakest market sector, financials. There are clear signs of strength in this sector. Bank and thrift earnings were up 8%-10% in 1999, and are expected to be up as much in 2000. There have been aggressive stock buy backs and dividend increases. Consolidation continues and is expected to accelerate in 2000.

In the REIT industry, there were cash flow gains of 10%-20% in 1999 and those are expected to grow 10% in 2000. After the 12% decline in the group, dividend yields are now in the 8%-10% range, significantly higher than the 6.5% return on 10-year Treasuries. (REIT returns tend to be on par with Treasuries.) These extremely attractive values give us confidence in the future risk reward ratio of our portfolio.

The last three months of 1999 saw a continuation of the underperformance of the small cap value sector compared to the broader market. While we await the return of capital into the small cap arena, we will pursue our value discipline and position the portfolio to take advantage of the market's currently elusive, but we believe ultimately inevitable recognition of value.

VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              SMALL CAP VALUE SERIES  RUSSELL 2000***
5/1/1998                                     $10,000          $10,000
98                                            $9,452           $8,814
99                                           $10,901          $10,696
SMALL CAP VALUE SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                           SINCE MAY 2, 1998**
+15.34%                                       +5.31%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 11% of the Russell 3000 Index.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                 37.8%
Japan                         25.6%
Other                          8.0%
United Kingdom                 5.8%
Receivables/Cash Equivalents   3.9%
Finland                        3.4%
Spain                          3.1%
Germany                        2.7%
Netherlands                    2.6%
France                         2.5%
Sweden                         2.4%
Israel                         2.2%

TOP 10 HOLDINGS AS OF 12/31/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Nokia Oyj (Finland)                                     3.4%
 2.  Trend Micro, Inc. (Japan)                               3.3%
 3.  Orange plc (United Kingdom)                             3.3%
 4.  PE Corp-PE Biosystems Group (US)                        3.2%
 5.  Hikari Tsushin, Inc. (Japan)                            3.2%
 6.  Cisco Systems, Inc. (US)                                2.9%
 7.  Advantest Corp. (Japan)                                 2.6%
 8.  Tellabs, Inc. (US)                                      2.4%
 9.  Telefonica S.A. ADR (Spain)                             2.4%
10.  Ericsson (L.M.) Telephone Co. Class B ADR (Sweden)      2.3%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/99

ADDITIONS:                      ELIMINATIONS:
Agile Software Corp.            3Com Corp.
Hikari Tsushin, Inc.            Barco N.V.
LTX Corp.                       Covance, Inc.
Murata Manufacturing Co. Ltd.   KCI Konecranes International
NEC Corp.                        plc
Nintendo Co. Ltd.               MOL Magyar Olaj-es Gazipari
Orix Corp.                       Rt. GDR
Sunkus & Associates, Inc.       Networks Associates, Inc.
Tandy Corp. (with rights)       Novartis AG
Trend Micro, Inc.               Sanofi-Synthelabo S.A.
                                Total Renal Care Holdings,
                                 Inc.
                                Wolters Kluwer N.V.

FORTIS SERIES FUND: GLOBAL GROWTH SERIES

GROWTH INVESTORS WHO WANT TO DIVERSIFY AND EXPAND THEIR HORIZONS BEYOND THE UNITED STATES MAY WANT TO CONSIDER THIS DIVERSIFIED PORTFOLIO.

During the twelve month period ended December 31, 1999, the Global Growth Series portfolio returned 57.68%. Over the same period, the Morgan Stanley Capital International World Index returned 25.34%. The majority of the gains occurred in the second half of 1999 when the world equity markets increased their focus on companies with strong growth prospects, particularly those involved in technology products and services. The Global Growth Series portfolio has historically invested in companies with above average earnings growth anywhere in the world, including the United States. The portfolio's overweight exposure to growth-oriented companies in Japan also played a contributing factor in the strong relative outperformance.

The outlook for the world's economy has improved quite dramatically relative to a year ago. We are presently in a synchronized global economic recovery. Countries which have been in recessions over the past several years such as Japan, Germany, France, and Korea are now demonstrating economic growth. This represents the first time since 1994 when all of the world's major economies were demonstrating positive growth. The outlook for the world's equity market has also improved dramatically since one year ago. Many U.S. based companies are benefiting from worldwide demand for products utilizing the latest technologies. An improved global economy will result in strong demand for technology based capital equipment. Areas such as wireless telephones, broadband cable systems, high speed internet access, and telecommunications systems will prosper in the "new global economy". Factors influencing overseas holdings will be the continuation of the trend towards corporate restructurings. There are significant changes taking place in Japan which deal with cultural and management issues at major Japanese corporations. This renewed focus on cost cutting and increasing earnings growth will be a positive for investors in those companies. The other major change is the emergence of the "new economy" in Japan. Companies involved in business services and internet technology are beginning to make inroads in the corporate landscape. The major uncertainty looking forward will be what impact the synchronized global recovery has on inflation. In recent years, the recession in Asia and Japan has helped keep global prices for commodities and consumer goods at low levels. With an improving global economy, it is likely that inflationary pressures will increase. This could create some uncertainty regarding interest rate policies around the world and, therefore, a more volatile outlook for equity markets. Today, inflation remains at a low level globally. We are confident that the central banks of the world, led by the Federal Reserve Bank, will be able to control inflationary pressures through the proper monetary actions. This should give financial markets confidence in the long term outlook for companies with well above average growth prospects.

The longer-term outlook for investing in global equities remains favorable. The world has embraced capitalism, and nations in Europe and Japan are becoming more shareholder aware each year. These are long term trends, which should reward shareholders. The other major factor is the proliferation of technology capital investment on a global basis. Japan, Europe, and Southeast Asia have embraced the concept of investing in high technology in order to prosper economically. We continue to have an above average exposure to technology related investments as this is the key global growth area of the future. There will continue to be volatility in the world's equity markets, however, over the long term we remain confident that an investment focus on rapidly growing companies will be rewarded.

VALUE OF $10,000 INVESTED MAY 1, 1992

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              MSCI WORLD  GLOBAL GROWTH SERIES
                               INDEX***
5/1/92                            10,000                10,000
92                                10,223                11,088
93                                12,588                13,075
94                                13,291                12,685
95                                16,124                16,553
96                                18,381                19,715
97                                21,363                21,059
98                                26,660                23,451
99                                33,416                36,978
GLOBAL GROWTH SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                            5 YEAR   SINCE MAY 1, 1992**
+57.68%                          +23.86%               +18.60%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                             34.3%
Financial Services                15.3%
Drugs                              9.1%
Computer-Hardware                  8.3%
Retail-Specialty                   6.9%
Computer-Software                  5.5%
Telecommunications Equipment       5.0%
Diversified Companies              3.6%
Electronic-Semiconductor           3.4%
Cable Television                   3.0%
Cash Equivalents/Receivables       2.8%
Computer-Communication Equipment   2.8%

TOP 10 HOLDINGS AS OF 12/31/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Dell Computer Corp.                                     5.7%
 2.  Nokia Corp. ADR                                         5.0%
 3.  Microsoft Corp.                                         3.9%
 4.  Tyco International Ltd.                                 3.6%
 5.  Associates First Capital Corp. Class A                  3.5%
 6.  Morgan Stanley Dean Witter & Co.                        3.5%
 7.  Intel Corp.                                             3.4%
 8.  Home Depot, Inc.                                        3.3%
 9.  Schering-Plough Corp.                                   3.2%
10.  MediaOne Group, Inc.                                    3.0%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/99

ADDITIONS:                      ELIMINATIONS:
America Online, Inc.            Dayton Hudson Corp.
Applied Materials, Inc.         Fifth Third Bancorp
C.I.T. Group, Inc.              KLM Royal Dutch Air Lines N.V.
Costco Wholesale Corp.          Mckesson HBOC, Inc.
Gap, Inc.                       Merck & Co., Inc.
Honeywell International, Inc.   Northwest Airlines Corp.
Masco Corp.                     Progressive Corp. (The)
MediaOne Group, Inc.            Rite Aid Corp.
Sprint Corp.                    Walt Disney Co.
Time Warner, Inc.               Washington Mutual, Inc.

FORTIS SERIES: LARGE CAP GROWTH SERIES
(SUBADVISED BY ALLIANCE)
THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WANT TO INVEST IN LARGE CAPITALIZATION, FAST GROWING COMPANIES.
1999 REVIEW
We are pleased to report that for the calendar year ending December 31, 1999, the portfolio returned 27.22% outperforming the S&P 500 Index return of 21.04%. The Series' outperformance compared to the Index was driven by excellent stock selection across several industry groups. Mirroring the fourth quarter, technology, communication services and media stocks were among the best performing for the year. Double-digit earnings growth fueled by the convergence of cable, telecom, computer and Internet technologies drove the stock prices of these companies. For the year, retail stocks generally outperformed, as consumer spending remained strong. Several cyclical stocks, particularly paper and non-ferrous metals companies, realized strong gains during 1999. Cyclical stocks rallied due to the expectation that a recovery in the troubled Asian economies and accelerating global economic growth will lead to increased demand for basic materials and commodities in the coming year.
Financial and pharmaceutical stocks generally lagged the overall market in 1999. Financials came under pressure as the year progressed. Investors worried that if the Federal Reserve continues to increase interest rates to slow the economy and forestall higher inflation, the earnings of financial companies would be adversely impacted. Pharmaceutical stocks suffered losses in 1999 due to investors' concerns about decelerating earnings growth, the relative sparseness of new product launches and the potential reform of Medicare.
Our investment approach is to hold fairly concentrated positions in the top twenty-five stocks, which typically represent 65-75% of the total market value of the portfolio. We research these companies thoroughly and then trade around these core positions taking advantage of market and individual stock volatility. Stock selection accounts for two-thirds of the outperformance, while intra-period trading around the core positions accounts for the remaining one-third of the outperformance. At year-end, the five largest holdings in the portfolio were Dell Computer, Microsoft, Associates First Capital Corp., Nokia, and Tyco.
OUTLOOK
Looking ahead, we believe that economic growth in the United States will remain robust. Years of restructuring and capital investment, including massive investments in information technology systems, have positioned U.S. companies to be highly efficient in manufacturing and distribution and demonstrate technological leadership. While the strong economic growth experienced in the U.S. has come with little to no inflation during the last several years, bond yields in the U.S. have increased in anticipation that the Federal Reserve will continue to raise interest rates to modestly slow economic growth and dampen inflation. This combination of higher interest rates and historically high valuations, particularly for technology and other high multiple stocks that investors have continued to favor at any price, will likely lead to more market volatility during 2000. In a volatile market, we expect to add value to the market's return as we have traditionally through individual stock selection and active intra-period trading.
The portfolio remains broadly diversified, balancing our positive view of the fundamentals with a caution on the valuations. We continue to view the industry dominant, high growth companies in the portfolio that are growing their earnings on average 20% as attractive. While technology, communication services, and retail will continue to be areas of emphasis, we will also look to financials, consumer staples and pharmaceuticals were valuations are generally more attractive and returns have lagged the market. In addition, we will look selectively at industrial and basic materials companies that we believe may benefit from accelerating world economic growth. In each industry sector, we will focus on those premier companies with strong earnings growth, exceptional management and market dominance.
We look forward to the year 2000 with an enormous sense of excitement regarding the technological changes around us. We are eager to face the challenge of trying to keep the portfolio optimally structured for success based on the marriage of our fundamental analysis and price considerations--a management creed we have successfully followed for the last two decades.
VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  S&P 500***       LARGE CAP GROWTH SERIES
5/1/98                                     10,000                   10,000
98                                         11,171                   11,861
99                                         13,522                   15,090
LARGE CAP GROWTH SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                        SINCE MAY 1, 1998**
+27.22%                                   +27.97%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                   28.0%
Computer-Software                       24.1%
Electronic-Semiconductor and Capacitor   6.8%
Drugs                                    6.0%
Telecommunication Equipment              5.5%
Cash Equivalents/Receivables             5.5%
Broadcasting                             5.2%
Advertising-Public Relations             4.6%
Electronic-Components and Parts          4.0%
Business Services                        3.9%
Oil-Offshore Drilling                    3.5%
Telecommunications                       2.9%

TOP 10 HOLDINGS AS OF 12/31/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  VeriSign, Inc.                                          2.7%
 2.  SDL, Inc.                                               2.2%
 3.  MedImmune, Inc.                                         2.1%
 4.  Young & Rubicam, Inc.                                   2.0%
 5.  Univision Communications, Inc. Class A                  2.0%
 6.  Peregrine Systems, Inc.                                 2.0%
 7.  Celestica, Inc.                                         1.9%
 8.  i2 Technologies, Inc.                                   1.7%
 9.  Calpine Corp.                                           1.7%
10.  Portal Software, Inc.                                   1.6%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/99

ADDITIONS:                        ELIMINATIONS:
Calpine Corp.                     Affiliated Computer Services, Inc.
Celestica, Inc.                   Capital One Financial Corp.
i2 Technologies, Inc.             CenturyTel, Inc.
Intertrust Technologies Corp.     Cisco Systems, Inc.
PE Corp-PE Biosystems Group       MCI WorldCom, Inc.
Peregrine Systems, Inc.           Medtronic, Inc.
Portal Software, Inc.             Solectron Corp.
QUALCOMM, Inc.                    Staples, Inc.
SDL, Inc.                         Starbucks Corp.
VeriSign, Inc.                    Suiza Foods Corp.

FORTIS SERIES FUND: GROWTH STOCK SERIES

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO SEEK TO INVEST IN MEDIUM-SIZED GROWTH COMPANIES THAT HAVE MOVED BEYOND THE VENTURE STAGE.

During the 12 month period ended December 31, 1999, the Growth Stock Series posted a 55.17% return versus the S&P Mid Cap 400 which posted a 14.70% return. This index is the most relevant comparison for the Growth Stock Series, as the portfolio's primary investment focus is mid capitalization stocks, typically those with a market capitalization between $1 billion and $8 billion.

During the period under review the portfolio's outperformance was attributable to its overweight position in technology stocks which significantly outperformed during the fourth quarter of the year. The Morgan Stanley High Technology index posted a 49% return in the fourth quarter vs. a 15.9% return for the S&P Mid Cap
400. During the past 12 months the fund benefited from holdings such as Siebel Systems +250%, Univision Communications +240%, and BEA Systems +495%. The portfolio currently has a slight overweight position in technology, where we continue to find new and innovative companies especially in telecommunications and business-to-business e-commerce. Stocks such as SDL Inc, which supplies optical components for telecommunication networks and Peregrine Systems, which offers infrastructure management software, are two stocks we currently favor. Additionally, we see the recent rebound in energy prices as a positive catalyst for many of the mid cap energy stocks. Within energy we favor BJ Services, which is a global oil service company and Nabors Industries, which is engaged in land drilling for oil and gas. We continue to maintain a market weighting in health care favoring names such as Biovail and Medimune. Lastly, we continue to underweight consumer cyclical and financial stocks.

Going forward, we expect steady domestic economic growth, moderate inflation, and a stable to moderate interest rate environment to provide a positive backdrop for U.S. stock prices. U.S. corporate profits should also see an added benefit from an economic rebound in Asia. On a relative basis, we believe that mid cap growth stocks are currently more attractive than their larger cap brethren and we expect the valuation gap that has developed over the past three years to narrow. We believe the portfolio is well positioned going forward.

VALUE OF $10,000 INVESTED JANUARY 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              S&P 500**  S&P 400***  GROWTH STOCK SERIES
1/1/90                           10,000      10,000               10,000
90                                9,683       9,193                9,690
91                               12,641      13,476               14,874
92                               13,610      14,759               15,312
93                               14,970      16,810               16,657
94                               15,166      16,206               16,187
95                               20,842      21,218               20,665
96                               25,651      25,295               24,058
97                               34,209      33,449               27,047
98                               43,987      39,834               32,190
99                               53,242      45,692               49,948
GROWTH STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                           5 YEAR     10 YEAR
+55.17%                         +25.28%     +17.45%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  An unmanaged index of 500 common stocks.
*** An unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U. S. stock market. Going forward, the Series will use the S&P 400 Midcap Index because it is better suited for the investment strategy of the Series.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                         21.6%
Computer-Software                             19.3%
Business Services                             13.3%
Cash Equivalents/Receivables                   8.5%
Electronic-Semiconductor                       6.6%
Drugs                                          5.5%
Telecommunication Equipment                    5.1%
Biomedics, Genetics Research and Development   4.9%
Electronic Components                          4.8%
Broadcasting                                   3.9%
Telecommunications                             3.5%
Medical Supplies                               3.0%

TOP 10 HOLDINGS AS OF 12/31/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Arthocare Corp.                                         2.0%
 2.  Art Technology Group, Inc.                              1.7%
 3.  Proxicom, Inc.                                          1.7%
 4.  Business Objects S.A. ADR                               1.6%
 5.  TriQuint Semiconductor, Inc.                            1.6%
 6.  Abgenix, Inc.                                           1.6%
 7.  WebTrends Corp.                                         1.5%
 8.  Open Market, Inc.                                       1.5%
 9.  Emulex Corp.                                            1.5%
10.  Ortel Corp.                                             1.4%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/99

ADDITIONS:                      ELIMINATIONS:
Abgenix, Inc.                   Flextronics
Art Technology Group, Inc.       International Ltd.
Arthocare Corp.                 Incyte Pharmaceuticals, Inc.
Emulex Corp.                    J. Jill Group, Inc.
iXL Enterprises, Inc.           Jabil Circuit, Inc.
Open Market, Inc.               Level One
Ortel Corp.                      Communications, Inc.
Proxicom, Inc.                  Medicis Pharmaceutical Corp.
TriQuint Semiconductor, Inc.     Class A
WebTrends Corp.                 Metzler Group, Inc.
                                Network Appliance, Inc.
                                New Era of Networks, Inc.
                                Sylvan Learning Systems, Inc.

FORTIS SERIES FUND: AGGRESSIVE GROWTH SERIES

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR THE MOST AGGRESSIVE INVESTOR WHO WISHES TO INVEST IN SMALLER, EMERGING GROWTH COMPANIES.

During the 12 month period ended December 31, 1999, the portfolio significantly outperformed both the Russell 2000 and the Russell 2000 Growth indices -- the widely used benchmark for small capitalization portfolios. The portfolio posted an 109.25% return during the period versus a 21.36% return for the Russell 2000 Index.

1999 was an extremely good year for small cap stocks, the Russell 2000 outperformed both the Russell 1000 and the S&P 500. Additionally, throughout much of the year, growth as an investment style outperformed value. The Russell 2000 Growth Index posted a 43.09% return vs. a -1.48% return for the Russell 2000 Value Index.

The outperformance of the portfolio vs. its benchmark is attributable to superior stock selection, especially in technology. Emulex Corp, a designer, developer and supplier of fiber channel host adapters and hubs up 229%, Business Objects, a decision support software company up 303% and Applied Micro Circuits, a semiconductor company, which supplies to the telecommunications sector, up 335%. The portfolio also benefited from overweight positions in healthcare, and broadcasting. In addition, the portfolio's performance was enhanced by its investments in Initial Public Offerings.

We continue to favor technology stocks especially business-to-business e-commerce companies, and internet infrastructure companies such as Art Technology Group and Micromuse Inc. In healthcare we favor companies such as Arthrocare Corp, an emerging orthopedic company and Abgenix Inc, a leading biopharmaceutical company focused on antibody therapies. Finally, we expect increased advertising spending from emerging business-to-consumer internet companies and strong political advertisement spending to be a supportive backdrop for radio broadcasting companies such as Emmis Communications.

Going forward we expect small cap stocks to perform well, given the current attractive relative valuations. We continue to expect moderate economic growth and stable interest rates to support solid earnings growth for small cap stocks. We are confident the portfolio is positioned to continue to outperform going forward.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              S&P 500***  AGGRESSIVE GROWTH SERIES  RUSSELL 2000****
5/2/94                            10,000                    10,000            10,000
94                                10,397                     9,811            10,126
95                                14,289                    12,743            13,006
96                                17,586                    13,718            15,157
97                                23,453                    13,913            18,529
98                                30,157                    16,858            18,113
99                                36,502                    35,277            21,982
AGGRESSIVE GROWTH SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                            5 YEAR       SINCE MAY 2, 1994**
+109.25%                         +29.17%                   +24.92%

                      Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
  **  Date shares were first offered to the public.
 ***  An unmanaged index of 500 common stocks
**** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 11% of the Russell 3000 Index. Going forward, the Series will use the Russell 2000 Index because it is better suited for the investment strategy of the Series.

FORTIS SERIES FUND, INC.
MONEY MARKET SERIES
Schedule of Investments
December 31, 1999

SHORT-TERM INVESTMENTS - 99.98%
--------------------------------------------------------------------------------

                                                                                                          Standard
                                                                                                          & Poor's
 Principal                                                                                  Maturity       Rating
  Amount                                                                        Yield         Date       (Unaudited)    Value (a)
-----------                                                                  -----------   -----------   -----------   ------------
              BANKS-24.71%
$4,000,000    Banc One Corp...............................................      5.90%       02/04/00     A1            $  3,977,600
 4,300,000    Bank of America Corp........................................      5.93%       02/01/00     A1               4,278,213
 4,000,000    Deutsche Bank Financial.....................................      6.04%       02/02/00     A1               3,978,587
 3,000,000    First Union National Bank (d)...............................      5.69%       05/17/00     A+               3,000,000
 5,000,000    Toronto Dominion Holding....................................      6.10%       02/25/00     A1+              4,953,683
 6,019,020    U.S. Bank N.A. Money Market Variable Rate Time Deposit......      5.30%       01/01/00     A1+              6,019,020
 4,500,000    Wells Fargo & Co............................................      5.98%       02/29/00     A1               4,456,425
                                                                                                                       ------------
                                                                                                                         30,663,528
                                                                                                                       ------------
              BROKERAGE AND INVESTMENT-6.11%
 4,600,000    Merrill Lynch & Co..........................................      6.12%       01/26/00     A1+              4,580,266
 3,000,000    Morgan Stanley Dean Witter (d)..............................      5.80%       02/22/00     A1               3,000,000
                                                                                                                       ------------
                                                                                                                          7,580,266
                                                                                                                       ------------
              CAPTIVE AUTO FINANCE-10.25%
 4,200,000    DaimlerChrysler North America Holding.......................      6.18%       02/15/00     A1               4,167,961
 4,300,000    Ford Motor Credit Co........................................      6.12%       01/21/00     A1               4,285,101
 4,300,000    General Motors Acceptance Corp..............................      6.13%       02/11/00     A1               4,270,251
                                                                                                                       ------------
                                                                                                                         12,723,313
                                                                                                                       ------------
              CAPTIVE EQUIPMENT FINANCE-7.93%
 1,100,000    IBM Credit Corp.............................................      6.20%       01/12/00     A1               1,097,763
 4,100,000    IBM Credit Corp.............................................      5.91%       01/27/00     A1               4,082,473
 4,700,000    John Deere Capital Corp.....................................      6.05%       02/17/00     A1               4,663,027
                                                                                                                       ------------
                                                                                                                          9,843,263
                                                                                                                       ------------
              CAPTIVE OIL FINANCE-4.01%
 5,000,000    Chevron USA, Inc............................................      6.02%       01/28/00     A1               4,977,133
                                                                                                                       ------------
              CONSUMER FINANCE-10.41%
 4,500,000    American Express Credit Corp................................      6.13%       01/25/00     A1               4,481,375
 4,500,000    American General Finance Corp...............................      5.94%       03/10/00     A1               4,449,688
 4,000,000    Household Finance Corp......................................      5.92%       01/19/00     A1               3,987,924
                                                                                                                       ------------
                                                                                                                         12,918,987
                                                                                                                       ------------
              DIVERSIFIED FINANCE-15.68%
 5,999,000    Associates Corp. Master Variable Rate Note..................      5.01%       01/01/00     A1+              5,999,000
 4,600,000    CIT Group, Inc..............................................      5.93%       01/11/00     A1               4,591,848
 4,700,000    General Electric Capital Corp...............................      5.99%       01/25/00     A1               4,680,939
 4,200,000    Prudential Funding Corp.....................................      6.08%       01/20/00     A1               4,186,233
                                                                                                                       ------------
                                                                                                                         19,458,020
                                                                                                                       ------------
              FOOD-3.21%
 4,000,000    Kellogg Co..................................................      5.86%       02/01/00     A1               3,979,911
                                                                                                                       ------------
              INDUSTRIAL-2.90%
 3,600,000    Xerox Credit Corp...........................................      5.05%       01/07/00     A1               3,596,640
                                                                                                                       ------------
              OIL-REFINING-3.37%
 4,200,000    Texaco, Inc.................................................      5.93%       01/24/00     A1               4,183,956
                                                                                                                       ------------
              UTILITIES-ELECTRIC-11.40%
 4,200,000    CSW Credit, Inc.............................................      6.06%       01/14/00     A1+              4,190,396
 5,000,000    Duke Energy Corp............................................      5.93%       01/10/00     A1               4,991,917
 5,000,000    South Carolina Fuel Co. (e).................................      6.59%       01/31/00     A1               4,972,229
                                                                                                                       ------------
                                                                                                                         14,154,542
                                                                                                                       ------------
              TOTAL INVESTMENTS IN SECURITIES (COST: $124,079,559) (b)....                                             $124,079,559
                                                                                                                       ============

 (a) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (b) Also represents cost for federal income tax purposes.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) Variable Rate Securities; the yield reported is the rate in effect as of December 31, 1999.
 (e) Commercial paper sold within the terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". This security has been determined to be liquid under the guidelines established by the Board of Directors. The aggregate value of this security at December 31, 1999, was $4,972,229, which represents 4.01% of total net assets.

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES
Schedule of Investments
December 31, 1999

U.S. GOVERNMENT SECURITIES-93.70%
--------------------------------------------------------------------------------

 Principal                                                                                       Market
  Amount                                                                        Cost (a)       Value (b)
-----------                                                                  --------------   ------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION - 15.24%
              NOTES:
$3,725,000    5.00% 2004..................................................   $    3,532,918   $  3,483,397
18,710,000    5.75% 2003-2008.............................................       17,917,907     17,643,475
                                                                             --------------   ------------
              TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION................       21,450,825     21,126,872
                                                                             --------------   ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 35.99%
              MORTGAGE BACKED SECURITIES:
 1,285,702    5.835% 2008.................................................        1,299,662      1,168,112
18,310,624    6.00% 2013-2029.............................................       17,809,075     17,163,232
   991,186    6.01% 2009..................................................        1,009,788        909,559
 1,914,048    6.20% 2006..................................................        1,919,677      1,821,634
   779,918    6.36% 2008..................................................          778,855        736,841
 1,812,065    6.48% 2008..................................................        1,827,533      1,724,706
17,297,838    6.50% 2013-2029 (e).........................................       16,995,727     16,430,670
   735,193    6.54% 2007..................................................          746,835        702,113
 1,293,524    6.63% 2005..................................................        1,324,609      1,256,745
 5,751,619    7.00% 2003-2029.............................................        5,671,997      5,584,852
 1,755,308    7.50% 2023..................................................        1,806,321      1,736,923
   110,030    8.50% 2017..................................................          112,401        112,854
    73,908    9.00% 2020-2021.............................................           73,766         76,972
   454,921    9.75% 2020..................................................          490,746        480,842
                                                                             --------------   ------------
              TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.................       51,866,992     49,906,055
                                                                             --------------   ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 5.32%
              MORTGAGE BACKED SECURITIES:
 5,013,789    7.50% 2027..................................................        5,046,663      4,961,560
 1,007,640    9.00% 2020..................................................        1,055,503      1,054,768
 1,276,849    9.50% 2018-2021.............................................        1,322,489      1,351,597
                                                                             --------------   ------------
              TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..............        7,424,655      7,367,925
                                                                             --------------   ------------
              OTHER DIRECT FEDERAL OBLIGATIONS - 16.21%
              FEDERAL HOME LOAN BANK:
 7,895,000    7.31% 2004..................................................        7,910,128      8,025,575
                                                                             --------------   ------------
              TENNESSEE VALLEY AUTHORITY:
15,000,000    6.375% 2005.................................................       14,542,015     14,455,020
                                                                             --------------   ------------
              TOTAL OTHER DIRECT FEDERAL OBLIGATIONS......................       22,452,143     22,480,595
                                                                             --------------   ------------
              OTHER GOVERNMENT AGENCIES - 2.39%
              RESOLUTION FUNDING CORPORATION:
 9,000,000    7.96% 2014 Zero Coupon Strip (d)............................        2,955,754      3,315,231
                                                                             --------------   ------------
              U.S. TREASURY SECURITIES - 18.55%
              BONDS:
 3,035,000    6.63% 2018 Zero Coupon Strip (d)............................          886,758        844,030
   500,000    5.25% 2029..................................................          437,297        413,594
 4,590,000    8.125% 2021.................................................        5,928,974      5,262,724
                                                                             --------------   ------------
                                                                                  7,253,029      6,520,348
                                                                             --------------   ------------
              NOTES:
 3,184,710    3.375% 2007 Inflation-protection (f)........................        3,018,310      3,001,589
 9,450,000    5.50% 2003..................................................        9,318,413      9,196,031

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

 Principal                                                                                       Market
  Amount                                                                        Cost (a)       Value (b)
-----------                                                                  --------------   ------------
$7,150,000    6.125% 2001-2007............................................   $    7,182,373   $  7,003,707
                                                                             --------------   ------------
                                                                                 19,519,096     19,201,327
                                                                             --------------   ------------
              TOTAL U.S. TREASURY SECURITIES..............................       26,772,125     25,721,675
                                                                             --------------   ------------
              TOTAL U.S. GOVERNMENT SECURITIES............................      132,922,494    129,918,353
                                                                             ==============   ============
                                                                             $  132,922,494   $129,918,353
                                                                             ==============   ============

SHORT-TERM INVESTMENTS-7.31%
--------------------------------------------------------------------------------

 Principal                                                                      Market
  Amount                                                                      Value (b)
-----------                                                                  ------------
              BANKS-4.06%
$5,635,738    U.S. Bank N.A. Money Market Variable Rate Time Deposit,
                Current rate -- 5.30%.....................................   $  5,635,738
                                                                             ------------
              DIVERSIFIED FINANCE-3.25%
 4,508,000    Associates Corp. Master Variable Rate Note, Current
                rate -- 5.01%.............................................      4,508,000
                                                                             ------------
              TOTAL SHORT-TERM INVESTMENTS................................     10,143,738
                                                                             ============
              TOTAL INVESTMENTS IN SECURITIES (COST: $143,066,232) (a)....   $140,062,091
                                                                             ============

 (a) At December 31, 1999, the cost of securities for federal income tax purposes was $143,457,379 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $   182,183
Unrealized depreciation.....................................   (3,577,471)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $(3,395,288)
-------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) The interest rate disclosed for this security represents the effective yield on the date of acquisition.
 (e) The cost of securities purchased on a when-issued basis at December 31, 1999, was $2,450,000.
 (f) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES
Schedule of Investments
December 31, 1999

ASSET BACKED SECURITIES-9.90%
--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                            Market
  Amount                                                                     (Unaudited)      Cost (b)          Value (c)
-----------                                                                  -----------   ---------------   ---------------
              COMMERCIAL LOANS-4.85%
$  464,930    GS Mortgage Securities Corp. II Protective Life, 7.02% Ser
                1996-PL Class A1 2-15-2027................................   Aaa*          $       464,901   $       455,339
   381,612    Merrill Lynch Mortgage Investors, Inc., 6.76% Variable Rate
                Ser 1995-C3 Class A1 12-26-2025...........................   AAA                   372,065           378,364
 1,400,000    Merrill Lynch Mortgage Investors, Inc., 7.42% Ser 1996-C1
                Class B 4-25-2028.........................................   AA                  1,365,874         1,385,622
 1,000,000    Midland Realty Acceptance Corp., 7.74% Variable Rate Ser
                1996-C1 Class B 8-25-2028.................................   AA                  1,009,729         1,005,620
 1,650,000    Mortgage Capital Funding, Inc., 7.90% Ser 1996-MC1 Class B
                2-15-2006.................................................   AA+                 1,662,248         1,684,650
                                                                                           ---------------   ---------------
                                                                                                 4,874,817         4,909,595
                                                                                           ---------------   ---------------
              HOUSING-1.21%
   750,000    Money Store Home Improvement Trust, 7.41% Ser 1997-1
                Class M1 5-15-2017........................................   AA                    752,862           746,542
   500,000    Money Store Residential Trust, 7.085% Ser 1997-I Class M1
                7-15-2016.................................................   AA                    499,927           479,695
                                                                                           ---------------   ---------------
                                                                                                 1,252,789         1,226,237
                                                                                           ---------------   ---------------
              MANUFACTURED HOMES-1.20%
 1,281,899    Green Tree Financial Corp., 7.20% Ser 1993-4 Class B1
                1-15-2019.................................................   Baa3*               1,273,280         1,214,625
                                                                                           ---------------   ---------------
              MISCELLANEOUS-0.04%
    44,913    Fifth Third Auto Grantor Trust, 6.70% Ser 1996-B Class B
                3-15-2002.................................................   A                      44,899            44,957
                                                                                           ---------------   ---------------
              MULTI-FAMILY LOANS-1.86%
 1,500,000    DLJ Mortgage Acceptance Corp., 8.80% Multifamily Mtg Pass
                Thru Certificate Ser 1993-12 Class B1 9-18-2003...........   BBB**               1,473,750         1,504,950
   453,068    Fund America Structured Transactions, L.P., Collateralized
                Note, 8.50% Ser 1996-1 Class A Principal Only 1-1-2033
                (f)(h)....................................................   Baa3*                 343,458           372,861
                                                                                           ---------------   ---------------
                                                                                                 1,817,208         1,877,811
                                                                                           ---------------   ---------------
              WHOLE LOAN RESIDENTIAL-0.74%
   767,744    Mid-State Trust, 7.54% Ser 6 Class A3 7-1-2035..............   AA                    767,270           744,950
                                                                                           ---------------   ---------------
              TOTAL ASSET BACKED SECURITIES...............................                 $    10,030,263   $    10,018,175
                                                                                           ===============   ===============

CORPORATE BONDS-INVESTMENT GRADE-48.52%
--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                            Market
  Amount                                                                     (Unaudited)      Cost (b)          Value (c)
-----------                                                                  -----------   ---------------   ---------------
              AEROSPACE AND EQUIPMENT-1.39%
$  500,000    Lockheed Martin Corp., 7.65% Deb 5-1-2016...................   BBB-          $       502,695   $       465,248
 1,000,000    Raytheon Co., 5.70% Note 11-1-2003..........................   BBB-                1,003,479           938,371
                                                                                           ---------------   ---------------
                                                                                                 1,506,174         1,403,619
                                                                                           ---------------   ---------------
              AIRLINES-1.49%
 1,300,000    Delta Air Lines, 10.50% Pass Thru Certificate 4-30-2016.....   BBB                 1,567,555         1,510,769
                                                                                           ---------------   ---------------
              AUTOMOBILE AND MOTOR VEHICLE PARTS-0.98%
 1,000,000    TRW, Inc., 6.45% Note 6-15-2001.............................   BBB                   999,933           990,307
                                                                                           ---------------   ---------------
              AUTOMOBILE MANUFACTURERS-0.83%
 1,000,000    Ford Motor Co., 6.375% 2-1-2029.............................   A+                    928,529           841,182
                                                                                           ---------------   ---------------
              BANKS-7.68%
   750,000    Bank Austria AG, 7.25% Sub Note 2-15-2017 (f)...............   AA+                   748,678           701,332
 1,000,000    Keycorp Capital II, 6.875% Bond 3-17-2029...................   BBB                   988,525           840,145
 1,500,000    Keystone Financial Funding Corp., 7.30% Medium Term Note
                5-15-2004.................................................   BBB+                1,497,490         1,473,885
 1,356,000    Mellon Financial Co., 6.375% Sub Note 2-15-2010.............   A                   1,258,387         1,236,199
   750,000    National City Corp., 6.875% Sub Note 5-15-2019..............   A-                    748,701           672,638
 1,000,000    Republic NY Capital I, 7.75% Deb 11-15-2026.................   A-                    969,744           897,755
 1,100,000    Republic NY Capital II, 7.53% Deb 12-4-2026.................   A-                  1,054,139           962,615
   500,000    St. Paul Bancorp, Inc., 7.125% Sr Note 2-15-2004............   BBB                   498,502           487,156

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                            Market
  Amount                                                                     (Unaudited)      Cost (b)          Value (c)
-----------                                                                  -----------   ---------------   ---------------
$  500,000    Textron Financial Corp., 7.125% Note 12-9-2004..............   A-            $       497,506   $       493,980
                                                                                           ---------------   ---------------
                                                                                                 8,261,672         7,765,705
                                                                                           ---------------   ---------------
              BROKERAGE AND INVESTMENT-3.38%
 1,500,000    Bear Stearns Capital Trust, 7.00% Variable Rate 1-15-2027...   BBB                 1,499,158         1,472,781
   500,000    Donaldson, Lufkin & Jenrette, 6.50% Note 6-1-2008...........   A-                    498,169           456,657
 1,000,000    Lehman Brothers Holdings, 7.875% Note 11-1-2009.............   A                   1,021,960           998,022
   500,000    Paine Webber Group, Inc., 7.625% Note 12-1-2009.............   BBB+                  498,215           487,102
                                                                                           ---------------   ---------------
                                                                                                 3,517,502         3,414,562
                                                                                           ---------------   ---------------
              CABLE TELEVISION-1.04%
 1,000,000    Comcast Cable Communications, Inc., 8.50% Note
                5-1-2027 (with rights)....................................   BBB                   998,328         1,049,631
                                                                                           ---------------   ---------------
              CAPTIVE AUTO FINANCE-1.16%
   750,000    General Motors Acceptance Corp., 6.15% Bond 4-5-2007........   A                     747,657           695,589
   500,000    Toyota Motor Credit, 5.625% Global Note 11-13-2003..........   AAA                   499,350           476,340
                                                                                           ---------------   ---------------
                                                                                                 1,247,007         1,171,929
                                                                                           ---------------   ---------------
              CHEMICALS-0.96%
   500,000    Dupont EI de Nemours Co., 6.875% Note 10-15-2009............   AA-                   493,620           483,601
   500,000    Equistar Chemicals, L.P., 8.75% Sr Note 2-15-2009...........   BBB-                  523,831           492,715
                                                                                           ---------------   ---------------
                                                                                                 1,017,451           976,316
                                                                                           ---------------   ---------------
              ENERGY-0.65%
   750,000    NGC Corp. Capital Trust, 8.316% Deb 6-1-2027................   BBB-                  750,000           662,320
                                                                                           ---------------   ---------------
              FOOD-0.48%
   500,000    Fred Meyer, Inc., 7.45% Sr Note 3-1-2008....................   BBB-                  529,668           485,684
                                                                                           ---------------   ---------------
              FOOD SERVICE-0.85%
 1,000,000    Sysco Corp., 6.50% Deb 8-1-2028.............................   AA-                   996,902           858,823
                                                                                           ---------------   ---------------
              FOREIGN-GOVERNMENT-2.18%
   500,000    British Columbia (Province of), 6.50% Yankee Bond
                1-15-2026.................................................   AA-                   511,616           442,815
   500,000    Korea (Republic of), 8.875% Global Bond 4-15-2008...........   BBB                   525,754           525,000
 1,250,000    Poland (Republic of), 7.125% Yankee Note 7-1-2004...........   BBB                 1,245,555         1,237,500
                                                                                           ---------------   ---------------
                                                                                                 2,282,925         2,205,315
                                                                                           ---------------   ---------------
              FOREST PRODUCTS-0.48%
   500,000    Fort James Corp., 6.50% Sr Note 9-15-2002...................   BBB-                  499,644           490,352
                                                                                           ---------------   ---------------
              INDUSTRIAL-0.97%
 1,000,000    Procter & Gamble Co., 6.60% 12-15-2004......................   AA                    998,294           986,042
                                                                                           ---------------   ---------------
              INSURANCE-1.65%
 1,250,000    Prudential Insurance Co., 6.375% Sr Note 7-23-2006 (e)......   A+                  1,245,266         1,165,481
   500,000    ReliaStar Financial Corp., 8.00% Note 10-30-2006............   A                     498,240           502,063
                                                                                           ---------------   ---------------
                                                                                                 1,743,506         1,667,544
                                                                                           ---------------   ---------------
              LEASING-0.46%
   500,000    Ryder System, Inc., 6.60% Note 11-15-2005...................   BBB+                  499,853           466,267
                                                                                           ---------------   ---------------
              MEDIA-2.02%
 1,000,000    News America Holdings, 8.875% Deb 4-26-2023.................   BBB-                  992,916         1,057,050
 1,000,000    Westinghouse Electric Corp., 7.875% Deb 9-1-2023............   BBB-                1,104,187           982,801
                                                                                           ---------------   ---------------
                                                                                                 2,097,103         2,039,851
                                                                                           ---------------   ---------------
              NATURAL GAS TRANSMISSIONS-1.82%
   500,000    Enron Corp., 6.95% Note 7-15-2028...........................   BBB+                  451,808           439,272
 1,000,000    Tennessee Gas Pipeline, 7.50% Deb 4-1-2017..................   BBB+                  985,081           943,035
   500,000    Trans-Canada Pipelines Ltd., 6.49% Yankee Bond 1-21-2009....   A-                    503,345           459,856
                                                                                           ---------------   ---------------
                                                                                                 1,940,234         1,842,163
                                                                                           ---------------   ---------------

--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                            Market
  Amount                                                                     (Unaudited)      Cost (b)          Value (c)
-----------                                                                  -----------   ---------------   ---------------
              OIL-CRUDE PETROLEUM AND GAS-1.37%
$  500,000    Apache Finance Canada, 7.75% Deb 12-15-2029.................   BBB+          $       494,887   $       482,525
 1,000,000    Conoco Inc., 6.95% 4-15-2029................................   A-                    937,596           899,254
                                                                                           ---------------   ---------------
                                                                                                 1,432,483         1,381,779
                                                                                           ---------------   ---------------
              OIL-EQUIPMENT WELLS AND SERVICES-1.44%
 1,000,000    Anadarko Petroleum Corp., 8.25% Deb 11-15-2001..............   BBB+                1,029,508         1,017,099
   500,000    Petroleum Geo-Services, 7.125% Yankee Sr Note 3-30-2028.....   BBB                   498,576           436,153
                                                                                           ---------------   ---------------
                                                                                                 1,528,084         1,453,252
                                                                                           ---------------   ---------------
              OIL-REFINING-2.75%
 1,500,000    Coastal Corp., 7.42% Note 2-15-2037.........................   BBB                 1,427,604         1,367,073
 1,500,000    Tosco Corp., 7.80% Deb 1-1-2027.............................   BBB                 1,498,368         1,410,723
                                                                                           ---------------   ---------------
                                                                                                 2,925,972         2,777,796
                                                                                           ---------------   ---------------
              RETAIL-DEPARTMENT STORES-0.67%
   750,000    Federated Department Stores, 6.30% Note 4-1-2009............   BBB+                  748,071           680,522
                                                                                           ---------------   ---------------
              SUPRA-NATIONAL-0.97%
 1,000,000    Corp Andina de Fomento, 7.10% Yankee Bond 2-1-2003..........   A                     999,669           985,910
                                                                                           ---------------   ---------------
              TECHNOLOGY-0.65%
   750,000    Lucent Technologies, Inc., 6.45% 3-15-2029..................   A                     745,994           653,247
                                                                                           ---------------   ---------------
              TELECOMMUNICATIONS-2.84%
 1,000,000    360 Communications ALLTEL Corp., 7.50% Sr Note 3-1-2006.....   A                     998,380         1,006,595
   500,000    Sprint Capital Corp., 5.875% Deb 5-1-2004...................   BBB+                  497,801           474,144
   750,000    US West Capital Funding, Inc., 6.50% Bond 11-15-2018........   A-                    745,818           643,738
   750,000    US West Communications, 7.20% Bond 11-1-2004 (f)............   A+                    751,633           745,577
                                                                                           ---------------   ---------------
                                                                                                 2,993,632         2,870,054
                                                                                           ---------------   ---------------
              TELEPHONE SERVICES-3.61%
 1,500,000    Century Telephone Enterprises, Inc., 6.15% Sr Note
                1-15-2005.................................................   BBB+                1,498,264         1,407,359
 2,000,000    GTE Corp., 7.51% Note 4-1-2009..............................   A                   1,986,315         2,011,538
   250,000    Telecomunicaciones de Puerto Rico, 6.65% Note 5-15-2006.....   BBB                   249,914           235,145
                                                                                           ---------------   ---------------
                                                                                                 3,734,493         3,654,042
                                                                                           ---------------   ---------------
              UTILITIES-ELECTRIC-3.75%
   500,000    Duke Capital Corp., 8.00% Sr Note 10-1-2019.................   A                     506,751           503,541
 1,500,000    Empresa Nacional de Electricidad, 7.325% Yankee Bond
                2-1-2037..................................................   A-                  1,500,000         1,368,767
   756,098    Niagara Mohawk Power, 7.25% Sr Note 10-1-2002...............   BBB-                  753,153           753,576
 1,250,000    TXU Electric Capital V, 8.175% Deb 1-30-2037................   BBB-                1,260,901         1,165,760
                                                                                           ---------------   ---------------
                                                                                                 4,020,805         3,791,644
                                                                                           ---------------   ---------------
              TOTAL CORPORATE BONDS - INVESTMENT GRADE....................                 $    51,511,483   $    49,076,627
                                                                                           ===============   ===============

CORPORATE BONDS-NON-INVESTMENT GRADE-19.22%
--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                            Market
  Amount                                                                     (Unaudited)      Cost (b)          Value (c)
-----------                                                                  -----------   ---------------   ---------------
              AUTOMOBILE AND MOTOR VEHICLE PARTS-0.74%
$  250,000    Holley Performance Products, Inc., 12.25% Sr Note 9-15-2007
                (f).......................................................   B+            $       242,183   $       238,750
   500,000    Tenneco Automotive, Inc., 11.625% Sr Sub Note 10-15-2009
                (f).......................................................   B+                    500,924           510,000
                                                                                           ---------------   ---------------
                                                                                                   743,107           748,750
                                                                                           ---------------   ---------------
              BANKS-0.50%
   500,000    Sovereign Bancorp, 10.25% Sr Note 5-15-2004.................   BB+                   500,000           505,000
                                                                                           ---------------   ---------------

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                            Market
  Amount                                                                     (Unaudited)      Cost (b)          Value (c)
-----------                                                                  -----------   ---------------   ---------------
              BROADCASTING-0.49%
$  500,000    Sinclair Broadcasting Group, Inc., 10.00% Sr Sub Note
                9-30-2005.................................................   B             $       500,000   $       495,000
                                                                                           ---------------   ---------------
              BUILDING EQUIPMENT-0.25%
   250,000    Better Minerals & Aggregates, 13.00% Sr Sub Note 9-15-2009
                (f).......................................................   B-                    250,592           251,250
                                                                                           ---------------   ---------------
              CABLE TELEVISION-4.19%
   750,000    Adelphia Communications, 9.375% Sr Note 11-15-2009..........   B+                    744,076           735,000
 1,008,177    Australis Media Ltd., Sr Sub Disc Note 5-15-2003 (Zero
                coupon through 5-15-2000, thereafter 15.75%) (a)(e).......   D                     796,220                10
 1,000,000    Charter Communications Holdings LLC, 9.92% Sr Disc Note
                4-1-2011 (Zero coupon through 4-1-2004, thereafter 9.92%)
                (g).......................................................   B+                    668,768           586,250
 1,000,000    CSC Holdings, Inc., 10.50% Sr Sub Deb 5-15-2016.............   BB-                 1,014,113         1,110,000
   750,000    Mediacom LLC/Capital Corp., 7.875% Sr Note 2-15-2011........   B+                    743,232           660,000
   500,000    Telewest Communication plc, 8.62% Sr Disc Note
                4-15-2009 (Zero coupon through 4-15-2004, thereafter
                9.25%) (f)(g).............................................   B+                    355,777           315,000
   500,000    United International Holdings, 10.53% Sr Disc Note
                2-15-2008 (Zero coupon through 2-15-2003, thereafter
                10.75%) (g)...............................................   B                     369,567           320,000
   500,000    United Pan European Communications N.V., 11.25% Sr Note
                11-1-2009 (f).............................................   B-                    497,134           513,125
                                                                                           ---------------   ---------------
                                                                                                 5,188,887         4,239,385
                                                                                           ---------------   ---------------
              CHEMICALS-0.50%
   500,000    Lyondell Chemical Co., 9.875% Sr Secured Note Ser B
                5-1-2007..................................................   BB                    502,512           510,000
                                                                                           ---------------   ---------------
              ENTERTAINMENT-0.66%
   500,000    Circus Circus (Mandalay Resort Group), 7.625% Sr Sub Deb
                7-15-2013.................................................   BB+                   430,369           435,000
   250,000    Isle of Capri Casinos, 8.75% Sr Sub Note 4-15-2009..........   B                     230,136           230,000
                                                                                           ---------------   ---------------
                                                                                                   660,505           665,000
                                                                                           ---------------   ---------------
              FOOD - MISCELLANEOUS-0.43%
   500,000    Luigino's, Inc., 10.00% Sr Sub Note 2-1-2006................   B-                    504,848           432,500
                                                                                           ---------------   ---------------
              FOREIGN-GOVERNMENT-0.64%
   250,000    Brazil (Republic of), 11.625% Global Bond 4-15-2004.........   B+                    247,918           250,000
   500,000    United Mexican States, 6.25% Secured Note Ser W-B
                12-31-2019................................................   BB                    379,536           392,500
                                                                                           ---------------   ---------------
                                                                                                   627,454           642,500
                                                                                           ---------------   ---------------
              HEALTH CARE SERVICES-0.47%
   125,000    Concentra Operating Corp., 13.00% Sr Sub Note 8-15-2009
                (f).......................................................   B-                    125,435           113,750
   250,000    Triad Hospitals Holdings, 11.00% Sr Sub Note 5-15-2009......   B-                    252,257           258,750
   100,000    Unilab Finance Corp., 12.75% Sr Sub Note 10-1-2009 (f)......   B-                     97,600           103,500
                                                                                           ---------------   ---------------
                                                                                                   475,292           476,000
                                                                                           ---------------   ---------------
              METALS-MINING AND MISCELLANEOUS-0.25%
   250,000    AK Steel Corp., 9.125% Sr Note 12-15-2006...................   BB                    250,132           254,375
                                                                                           ---------------   ---------------
              OIL - CRUDE PETROLEUM AND GAS-0.99%
   500,000    Ocean Energy, Inc., 8.875% Sr Sub Note Ser B 7-15-2007......   BB-                   510,355           495,000
   500,000    Swift Energy Co., 10.25% Sr Sub Note 8-1-2009...............   B-                    504,075           503,750
                                                                                           ---------------   ---------------
                                                                                                 1,014,430           998,750
                                                                                           ---------------   ---------------
              PAPER-0.50%
   500,000    Packaging Corp. of America, 9.625% Sr Sub Note 4-1-2009.....   B                     515,006           510,625
                                                                                           ---------------   ---------------
              RESTAURANTS AND FRANCHISING-0.26%
   250,000    Sbarro, Inc., 11.00% Sr Note 9-15-2009 (f)..................   BB-                   246,825           260,000
                                                                                           ---------------   ---------------
              RETAIL - DEPARTMENT STORES-0.21%
   250,000    Kmart Corp., 7.95% Deb 2-1-2023.............................   BB+                   219,112           217,253
                                                                                           ---------------   ---------------
              RETAIL - GROCERY-0.25%
   250,000    Stater Brothers Holdings, 10.75% Sr Note 8-15-2006..........   B+                    251,109           253,125
                                                                                           ---------------   ---------------

--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                            Market
  Amount                                                                     (Unaudited)      Cost (b)          Value (c)
-----------                                                                  -----------   ---------------   ---------------
              TELECOMMUNICATIONS-5.70%
$  500,000    Intermedia Communications, Inc., 8.50% Sr Note 1-15-2008....   B             $       511,297   $       457,500
   250,000    McleodUSA, Inc., 8.125% Sr Note 2-15-2009...................   B+                    249,824           233,125
   250,000    Metromedia Fiber Network, Inc., 10.00% Sr Note 12-15-2009...   B+                    248,269           256,250
   550,000    Nextel Communications, Inc., 10.16% Sr Disc Note
                9-15-2007 (Zero coupon through 9-15-2002, thereafter
                10.65%) (g)...............................................   B                     426,910           409,750
   500,000    Nextel Communications, Inc., 9.375% Sr Note 11-15-2009
                (e).......................................................   B                     496,592           490,000
   750,000    Nextlink Communications, 10.50% Sr Note 12-1-2009 (f).......   B                     750,724           761,250
   500,000    Nextlink Communications, 12.125% Sr Disc Note
                12-1-2009 (Zero coupon through 12-1-2004, thereafter
                12.125%) (f)(g)...........................................   B                     280,716           291,250
   150,000    Omnipoint Corp., 11.625% Sr Note Ser A 8-15-2006............   CCC+                  146,743           159,000
   500,000    PSInet, Inc., 11.00% Sr Note 8-1-2009.......................   B-                    491,717           515,000
   500,000    PTC International Finance II SA, 11.25% Sr Sub Note
                12-1-2009 (e).............................................   B+                    493,190           490,000
   750,000    RCN Corp., 10.125% Sr Note 1-15-2010........................   B-                    750,154           746,250
   500,000    Splitrock Services, Inc., 11.75% Sr Note 7-15-2008..........   NR                    503,579           467,500
   500,000    Winstar Communications, Inc., 11.15% Sr Disc Note
                10-15-2005 (Zero coupon through 10-15-2000, thereafter
                14.00%) (g)...............................................   CCC+                  496,076           485,000
                                                                                           ---------------   ---------------
                                                                                                 5,845,791         5,761,875
                                                                                           ---------------   ---------------
              TELEPHONE SERVICES-1.69%
   500,000    Alaska Communications SY, 9.375% Sr Sub Note 5-15-2009......   B+                    502,390           482,500
   750,000    Level 3 Communications, Inc., 9.125% Sr Note 5-1-2008.......   B                     727,398           706,875
   500,000    Williams Communications Group, Inc., 10.875% Sr Note
                10-1-2009.................................................   BB-                   497,351           522,500
                                                                                           ---------------   ---------------
                                                                                                 1,727,139         1,711,875
                                                                                           ---------------   ---------------
              UTILITIES-ELECTRIC-0.50%
   500,000    AES Corp., 9.50% Sr Note 6-1-2009...........................   BB                    502,174           504,375
                                                                                           ---------------   ---------------
              TOTAL CORPORATE BONDS - NON-INVESTMENT GRADE................                 $    20,524,915   $    19,437,638
                                                                                           ===============   ===============

U.S. GOVERNMENT SECURITIES-20.21%
--------------------------------------------------------------------------------

 Principal                                                                                         Market
  Amount                                                                        Cost (b)          Value (c)
-----------                                                                  ---------------   ---------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.23%
              MORTGAGE BACKED SECURITIES:
$3,421,414    6.00% 2013-2014.............................................   $     3,297,928   $     3,247,849
   272,745    6.30% 2008..................................................           273,060           256,809
 1,437,248    6.63% 2005..................................................         1,471,788         1,396,383
 2,660,674    7.00% 2029..................................................         2,623,396         2,573,649
   859,261    7.50% 2022-2027.............................................           886,402           850,261
                                                                             ---------------   ---------------
              TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.................         8,552,574         8,324,951
                                                                             ---------------   ---------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.68%
              MORTGAGE BACKED SECURITIES:
 1,085,151    9.00% 2020..................................................         1,136,696         1,135,904
   529,965    9.50% 2019..................................................           550,278           560,314
                                                                             ---------------   ---------------
              TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..............         1,686,974         1,696,218
                                                                             ---------------   ---------------
              U.S. TREASURY SECURITIES - 10.30%
              BONDS:
 8,450,000    6.55% 2018 Zero Coupon Strip (g)............................         2,482,795         2,349,937
 2,000,000    8.125% 2021.................................................         2,583,619         2,293,126
                                                                             ---------------   ---------------
                                                                                   5,066,414         4,643,063
                                                                             ---------------   ---------------
              NOTES:
 1,940,000    5.50% 2003..................................................         1,924,066         1,887,863
 1,500,000    6.00% 2009..................................................         1,491,751         1,453,125

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

 Principal                                                                                         Market
  Amount                                                                        Cost (b)          Value (c)
-----------                                                                  ---------------   ---------------
$2,500,000    6.125% 2007.................................................   $     2,515,506   $     2,436,720
                                                                             ---------------   ---------------
                                                                                   5,931,323         5,777,708
                                                                             ---------------   ---------------
              TOTAL U.S. TREASURY SECURITIES..............................        10,997,737        10,420,771
                                                                             ===============   ===============
              TOTAL U.S. GOVERNMENT SECURITIES............................   $    21,237,285   $    20,441,940
                                                                             ===============   ===============

COMMON STOCKS-0.00%
--------------------------------------------------------------------------------

                                                                                                Market
  Shares                                                                       Cost (b)        Value (c)
-----------                                                                  ------------   ---------------
              CONSUMER GOODS-0.00%
   1,000      Iridium LLC/Capital Corp. (Warrants) (a)(e).................   $     96,501   $            10
                                                                             ------------   ---------------
              TOTAL LONG-TERM INVESTMENTS.................................   $103,400,447   $    98,974,390
                                                                             ============   ===============

SHORT-TERM INVESTMENTS-0.60%
--------------------------------------------------------------------------------

 Principal                                                                       Market
  Amount                                                                        Value (c)
-----------                                                                  ---------------
              BANKS-0.60%
 $609,174     U.S. Bank N.A. Money Market Variable Rate Time Deposit,
                Current rate -- 5.30%.....................................   $       606,186
                                                                             ---------------
              TOTAL INVESTMENTS IN SECURITIES (COST: $104,006,633)(b).....   $    99,580,576
                                                                             ===============

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At December 31, 1999, the cost of securities for federal income tax purposes was $104,129,197 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $   443,076
Unrealized depreciation.....................................   (4,991,697)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $(4,548,621)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statement regarding valuations of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.54% of total net assets as of December 31, 1999.
 (e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired  Shares/Par    Security                                                      Cost Basis
---------------  ----------    --------                                                      ----------
1997              1,008,177    Australis Media Ltd. due 2003                                 $  796,220
1997                  1,000    Iridium LLC/Capital Corp. (Warrants) - 144A                       96,501
1999                500,000    Nextel Communications, Inc.due 2009 - 144A                       496,592
1998              1,250,000    Prudential Insurance Co. due 2006 - 144A                       1,245,266
1999                500,000    PTC International Finance II SA due 2009 - 144A                  493,190

The aggregate value of these securities at December 31, 1999, was $2,145,501, which represents 2.12% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at December 31, 1999, was $5,177,645, which represents 5.12% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (h) The interest rate disclosed for principal only strips represents the effective yield at December 31, 1999, based upon estimated future cash flows. This investment has been identified by portfolio management as a liquid security. The aggregate value of this security at December 31, 1999, was $372,861, which represents .37% of total net assets.
  * Moody's Rating
 ** Duff & Phelps Rating

FORTIS SERIES FUND, INC.
GLOBAL BOND SERIES
Schedule of Investments
December 31, 1999

BONDS-INVESTMENT GRADE-65.47%
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                       Market
   Amount (d)                                                   (Unaudited)   Cost (a)(d)   Value (b)(d)
   -----------                                                  -----------   -----------   ------------
                CANADA-8.77%
      950,000   Canadian Government (Canadian Dollar), 7.00%
                  12-1-2006..................................   AAA           $  699,282    $   680,704
      741,373   Canadian Government (European Monetary Unit),
                  4.875% 7-7-2008............................   AA+              803,074        712,084
   80,000,000   Canadian Government (Japanese Yen), 1.90%
                  3-23-2009..................................   AA+              715,848        792,100
                                                                              -----------   -----------
                                                                               2,218,204      2,184,888
                                                                              -----------   -----------
                DENMARK-5.43%
    2,100,000   Kingdom of Denmark (Danish Krone), 6.00%
                  11-15-2009.................................   Aaa*             373,060        290,007
    7,600,000   Kingdom of Denmark (Danish Krone), 9.00%
                  11-15-2000.................................   AAA            1,203,835      1,064,664
                                                                              -----------   -----------
                                                                               1,576,895      1,354,671
                                                                              -----------   -----------
                FRANCE-9.88%
    1,000,000   French Government (European Monetary Unit),
                  6.50% 10-25-2006...........................   Aaa*           1,180,493      1,089,155
    1,370,000   Government of France (European Monetary
                  Unit), 4.50% Treasury Bill 7-12-2002.......   Aaa*           1,514,357      1,372,955
                                                                              -----------   -----------
                                                                               2,694,850      2,462,110
                                                                              -----------   -----------
                GERMANY-24.58%
    1,120,000   Bundesobligation (European Monetary Unit),
                  3.25% 2-17-2004............................   Aaa*           1,129,423      1,062,874
    1,000,000   Bundesobligation (European Monetary Unit),
                  4.50% 5-19-2003............................   AAA            1,086,980        995,666
      450,000   Bundesrepublik Deutschland (European Monetary
                  Unit), 6.00% 2-16-2006.....................   Aaa*             505,116        473,384
      320,000   Bundesrepublik Deutschland (European Monetary
                  Unit), 6.00% 7-4-2007......................   AAA              359,278        335,165
    2,230,000   Bundesrepublik Deutschland (European Monetary
                  Unit), 6.50% 10-14-2005....................   AAA            2,583,557      2,399,728
      460,162   Deutsche Ausgleichsbank (European Monetary
                  Unit), 6.375% 11-7-2002....................   AAA              541,995        481,497
      178,952   Freistaat Bayern (European Monetary Unit),
                  6.00% 10-30-2006...........................   NR               201,316        185,429
      360,000   Landeskreditbank Baden-Wuertemberg (German
                  Deutschemark), 6.625% 8-20-2003............   AAA              254,956        194,358
                                                                              -----------   -----------
                                                                               6,662,621      6,128,101
                                                                              -----------   -----------
                JAPAN-3.72%
   80,000,000   Int'l Bank Reconstruction &
                  Development (Japanese Yen), 4.75%
                  12-20-2004.................................   AAA              844,916        926,623
                                                                              -----------   -----------
                NETHERLANDS-1.48%
      350,000   Netherlands Government (Dutch Guilders),
                  6.50% 4-15-2003............................   AAA              397,171        368,819
                                                                              -----------   -----------
                SPAIN-4.42%
      450,000   Bonos Y Obligation Del Estado (European
                  Monetary Unit), 4.50% 7-30-2004............   Aa2*             476,550        442,977
      675,000   Bonos Y Obligation Del Estado (European
                  Monetary Unit), 5.15% 7-30-2009............   AAA              710,778        658,258
                                                                              -----------   -----------
                                                                               1,187,328      1,101,235
                                                                              -----------   -----------
                UNITED KINGDOM-3.63%
      585,000   United Kingdom Treasury (British Pound),
                  5.00% 6-7-2004.............................   Aaa*             921,888        904,093
                                                                              -----------   -----------
                UNITED STATES-3.56%
      850,000   General Electric Capital Corp., 8.125%
                  2-23-2007..................................   AAA              912,870        888,462
                                                                              -----------   -----------
                TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                 $17,416,743   $16,319,002
                                                                              ===========   ===========

U.S. GOVERNMENT SECURITIES-20.70%
--------------------------------------------------------------------------------

    Principal                                                                   Market
     Amount                                                      Cost (a)      Value (b)
   -----------                                                  -----------   -----------
                FEDERAL HOME LOAN MORTGAGE CORP.-3.77%
                NOTES:
   $  700,000   5.75% 2003...................................   $  717,429    $   677,273
      270,000   6.625% 2009..................................      268,022        261,563
                                                                -----------   -----------
                TOTAL FEDERAL HOME LOAN MORTGAGE CORP........      985,451        938,836
                                                                -----------   -----------

FORTIS SERIES FUND, INC.
GLOBAL BOND SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                    Market
   Amount (d)                                                   Cost (a)(d)   Value (b)(d)
   -----------                                                  -----------   ------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION-8.88%
                NOTES:
   70,000,000   2.125% 2007(Japanese Yen)....................   $  689,391    $   714,052
   $1,300,000   5.125% 2004..................................    1,243,421      1,219,763
      300,000   6.00% 2008...................................      304,667        280,387
                                                                -----------   -----------
                TOTAL FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION................................    2,237,479      2,214,202
                                                                -----------   -----------
                U.S. TREASURY SECURITIES-8.05%
                BONDS:
    1,380,000   6.125% 2029..................................    1,339,284      1,315,744
      140,000   8.00% 2021...................................      171,827        158,813
      380,000   12.50% 2014..................................      610,919        531,169
                                                                -----------   -----------
                TOTAL U.S. TREASURY SECURITIES...............    2,122,030      2,005,726
                                                                ===========   ===========
                TOTAL U.S. GOVERNMENT SECURITIES.............    5,344,960      5,158,764
                                                                ===========   ===========
                TOTAL LONG-TERM INVESTMENTS..................   $22,761,703   $21,477,766
                                                                ===========   ===========

SHORT-TERM INVESTMENTS-11.25%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (b)
   ----------                                                  -----------
               BANKS-0.00%
   $     777   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.30%........   $       777
                                                               -----------
               INVESTMENT COMPANY-1.65%
     409,689   First American Institutional Government Fund,
                 Current rate -- 4.67%......................       409,689
                                                               -----------
               U.S. TREASURY BILLS-9.60%
   2,400,000   US Treasury Bill, 5.14%, 1-20-2000...........     2,393,465
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................     2,803,931
                                                               ===========
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $25,565,634) (a)...........................   $24,281,697
                                                               ===========

 (a) At December 31, 1999, the cost of securities for federal income tax purposes was $25,601,461 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $   182,619
Unrealized depreciation.....................................   (1,502,383)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $(1,319,764)
-------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) Cost and market value are stated in U.S. dollars; principal amount is stated in the currency indicated.
  * Moody's Rating

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES
Schedule of Investments
December 31, 1999

CORPORATE BONDS-NON-INVESTMENT GRADE-91.18%
--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                      Market
  Amount                                                                     (Unaudited)    Cost (b)      Value (c)
-----------                                                                  -----------   -----------   -----------
              APPAREL - 0.76%
$  500,000    Hosiery Corp. of America, Inc., 13.75% Sr Sub Note
                8-1-2002..................................................   B-            $  521,447    $   520,000
                                                                                           -----------   -----------
              AUTOMOBILE AND MOTOR VEHICLE PARTS - 3.88%
   500,000    Dura Operating Corp., 9.00% Sr Sub Note 5-1-2009............   B                502,561        471,250
   750,000    Hayes Lemmerz International, Inc., 8.25% Sr Sub Note
                12-15-2008................................................   B                755,490        690,000
   750,000    Holley Performance Products, Inc., 12.25% Sr Note 9-15-2007
                (f).......................................................   B+               726,548        716,250
   750,000    Tenneco Automotive, Inc., 11.625% Sr Sub Note 10-15-2009
                (f).......................................................   B+               751,386        765,000
                                                                                           -----------   -----------
                                                                                            2,735,985      2,642,500
                                                                                           -----------   -----------
              BANKS - 1.50%
 1,000,000    Sovereign Bancorp, 10.50% Sr Note 11-15-2006................   BB+            1,000,000      1,020,000
                                                                                           -----------   -----------
              BROADCASTING - 5.85%
   250,000    Ackerley Group, Inc., 9.00% Sr Sub Note 1-15-2009...........   B                250,000        243,750
   500,000    Grupo Televisa S.A., 11.27% Sr Disc Note 5-15-2008 (Zero
                coupon through 5-15-2001, thereafter 13.25%) (g)..........   BB               448,567        455,000
   500,000    Shop at Home, Inc., 11.00% Sr Secured Note 4-1-2005.........   B                500,000        500,000
 1,000,000    Sinclair Broadcasting Group, Inc., 10.00% Sr Sub Note
                9-30-2005.................................................   B              1,027,182        990,000
   750,000    Spanish Broadcasting Systems, 9.625% Sr Sub Note
                11-1-2009.................................................   B-               750,922        753,750
 1,000,000    Young Broadcasting Corp., 11.75% Sr Sub Note 11-15-2004.....   B              1,067,107      1,043,750
                                                                                           -----------   -----------
                                                                                            4,043,778      3,986,250
                                                                                           -----------   -----------
              BUILDING EQUIPMENT - 1.33%
   900,000    Better Minerals & Aggregates, 13.00% Sr Sub Note 9-15-2009
                (f).......................................................   B-               902,133        904,500
                                                                                           -----------   -----------
              BUSINESS SERVICES - 1.16%
   750,000    Avis Rent A Car, Inc., 11.00% Sr Sub Note 5-1-2009..........   BB-              753,388        787,500
                                                                                           -----------   -----------
              CABLE TELEVISION - 13.75%
 1,500,000    Adelphia Communications, 9.375% Sr Note 11-15-2009..........   B+             1,488,152      1,470,000
 3,033,461    Australis Media Ltd., Sr Disc Note 5-15-2003 (Zero coupon
                through 5-15-2000, thereafter 15.75%) (with
                warrants) (a) (e).........................................   D              2,277,149             30
 1,000,000    Century Communications Corp., 8.875% Sr Note 1-15-2007......   BB-            1,026,695        970,000
 1,625,000    Charter Communications Holdings LLC, 9.92% Sr Disc Note
                4-1-2011 (Zero coupon through 4-1-2004, thereafter 9.92%)
                (g).......................................................   B+             1,086,748        952,656
   500,000    Galaxy Telecom L.P., 12.375% Sr Sub Note 10-1-2005..........   B-               538,392        530,000
   300,000    Insight Midwest, 9.75% Sr Note 10-1-2009 (f)................   B+               300,571        309,750
   500,000    Mediacom LLC/Capital Corp., 7.875% Sr Note 2-15-2011........   B+               450,054        440,000
   500,000    Mediacom LLC/Capital Corp., 8.50% Sr Note 4-15-2008.........   B+               500,000        465,000
   500,000    Olympus Communication L.P., 10.625% Sr Note 11-15-2006......   B+               500,000        527,500
 1,000,000    Telewest Communication plc, 8.94% Sr Disc Note
                4-15-2009 (Zero coupon through 4-15-2004, thereafter
                9.25%) (f)(g).............................................   B+               695,119        630,000
 2,000,000    United International Holdings, 12.49% Sr Disc Note
                2-15-2008 (Zero coupon through 2-15-2003, thereafter
                10.75%) (g)...............................................   B              1,305,573      1,280,000
 1,750,000    United Pan European Communications N.V., 11.25% Sr Note
                11-1-2009 (f).............................................   B-             1,739,970      1,795,938
                                                                                           -----------   -----------
                                                                                           11,908,423      9,370,874
                                                                                           -----------   -----------
              CHEMICALS - 4.13%
   750,000    Lyondell Chemical Co., 9.875% Sr Secured Note Ser B
                5-1-2007..................................................   BB               746,573        765,000
   500,000    NL Industries, Inc., 11.75% Sr Secured Note 10-15-2003......   B                540,681        517,500
 1,000,000    Sterling Chemicals, Inc., 12.375% Sr Secured Note
                7-15-2006.................................................   BB-            1,005,483      1,035,000
 1,000,000    Trans-Resources, Inc., 11.93% Sr Disc Note 3-15-2008 (Zero
                coupon through 3-15-2003, thereafter 12.00%) (g)..........   B-               692,023        500,000
                                                                                           -----------   -----------
                                                                                            2,984,760      2,817,500
                                                                                           -----------   -----------
              CONSUMER GOODS - 0.57%
   250,000    Chattem, Inc., 12.75% Sr Sub Note Ser B 6-15-2004...........   B                256,380        266,875
   125,000    Windmere-Durable Holdings, 10.00% Sr Sub Note 7-31-2008.....   B-               125,000        123,125
                                                                                           -----------   -----------
                                                                                              381,380        390,000
                                                                                           -----------   -----------

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                      Market
  Amount                                                                     (Unaudited)    Cost (b)      Value (c)
-----------                                                                  -----------   -----------   -----------
              ELECTRICAL-COMPONENTS AND PARTS - 0.69%
$  500,000    Wesco Distribution, Inc., 9.125% Sr Sub Note 6-1-2008.......   B             $  498,547    $   470,000
                                                                                           -----------   -----------
              ENTERTAINMENT - 6.47%
 1,500,000    Argosy Gaming Co., 10.75% Sr Sub Note 6-1-2009..............   B              1,507,200      1,578,750
   750,000    Circus Circus (Mandalay Resort Group), 7.625% Sr Sub Deb
                7-15-2013.................................................   BB+              645,553        652,500
   250,000    Florida Panthers Holdings, 9.875% Sr Sub Note 4-15-2009.....   B-               251,394        242,500
 1,000,000    Isle of Capri Casinos, 8.75% Sr Sub Note 4-15-2009..........   B                962,772        920,000
 1,000,000    Station Casinos, Inc., 10.125% Sr Sub Note 3-15-2006........   B+               970,080      1,020,000
                                                                                           -----------   -----------
                                                                                            4,336,999      4,413,750
                                                                                           -----------   -----------
              FOOD-MISCELLANEOUS - 2.09%
   750,000    Agrilink Foods, Inc., 11.875% Sr Sub Note 11-1-2008.........   B-               750,000        753,750
   250,000    Fresh Foods, Inc., 10.75% Sr Sub Note 6-1-2006..............   B                250,000        237,500
   500,000    Luigino's, Inc., 10.00% Sr Sub Note 2-1-2006................   B-               504,848        432,500
                                                                                           -----------   -----------
                                                                                            1,504,848      1,423,750
                                                                                           -----------   -----------
              FOREIGN-GOVERNMENT - 0.58%
   500,000    United Mexican States, 6.25% Secured Note Ser W-B
                12-31-2019................................................   BB               379,536        392,500
                                                                                           -----------   -----------
              FOREST PRODUCTS - 0.74%
   500,000    Stone Container Corp., 9.875% Sr Note 2-1-2001..............   B                504,226        501,250
                                                                                           -----------   -----------
              HEALTH CARE SERVICES - 3.32%
   250,000    Concentra Operating Corp., 13.00% Sr Sub Note
                8-15-2009 (f).............................................   B-               250,871        227,500
   500,000    Tenet Healthcare Corp., 8.625% Sr Sub Note 1-15-2007........   BB-              514,835        482,500
   750,000    Triad Hospitals Holdings, 11.00% Sr Sub Note 5-15-2009......   B-               756,771        776,250
   750,000    Unilab Finance Corp., 12.75% Sr Sub Note 10-1-2009 (f)......   B-               743,141        776,250
                                                                                           -----------   -----------
                                                                                            2,265,618      2,262,500
                                                                                           -----------   -----------
              METALS-MINING AND MISCELLANEOUS - 0.75%
   500,000    AK Steel Corp., 9.125% Sr Note 12-15-2006...................   BB               500,264        508,750
                                                                                           -----------   -----------
              OIL-CRUDE PETROLEUM AND GAS - 2.19%
 1,000,000    Ocean Energy, Inc., 8.875% Sr Sub Note Ser B 7-15-2007......   BB-              999,503        990,000
   500,000    Swift Energy Co., 10.25% Sr Sub Note 8-1-2009...............   B-               504,075        503,750
                                                                                           -----------   -----------
                                                                                            1,503,578      1,493,750
                                                                                           -----------   -----------
              OIL-OFFSHORE DRILLING - 1.18%
   750,000    RBF Finance Co., 11.375% Sr Secured Note 3-15-2009..........   BB-              755,163        802,500
                                                                                           -----------   -----------
              PAPER - 1.50%
 1,000,000    Packaging Corp. of America, 9.625% Sr Sub Note 4-1-2009.....   B              1,005,790      1,021,250
                                                                                           -----------   -----------
              PRINTING - 2.87%
   500,000    Cadmus Communication Corp., 9.75% Sr Sub Note 6-1-2009......   B                502,302        492,500
   500,000    Day International Group, Inc., 11.125% Sr Note 6-1-2005.....   B                537,422        512,500
   750,000    Mail-Well Corp., 8.75% Sr Sub Note 12-15-2008...............   B+               755,726        712,500
   250,000    Phoenix Color Corp., 10.375% Sr Sub Note 2-1-2009...........   B-               251,899        240,000
                                                                                           -----------   -----------
                                                                                            2,047,349      1,957,500
                                                                                           -----------   -----------
              RESTAURANTS AND FRANCHISING - 1.14%
   750,000    Sbarro, Inc., 11.00% Sr Note 9-15-2009 (f)..................   BB-              740,476        780,000
                                                                                           -----------   -----------
              RETAIL-DEPARTMENT STORES - 1.27%
 1,000,000    Kmart Corp., 7.95% Deb 2-1-2023.............................   BB+              876,446        869,010
                                                                                           -----------   -----------
              RETAIL-GROCERY - 0.74%
   500,000    Stater Brothers Holdings, 10.75% Sr Note 8-15-2006..........   B+               502,217        506,250
                                                                                           -----------   -----------
              TECHNOLOGY - 0.75%
   500,000    Fairchild Semiconductor, 10.375% Sr Sub Note 10-1-2007......   B                510,275        513,750
                                                                                           -----------   -----------

--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                      Market
  Amount                                                                     (Unaudited)    Cost (b)      Value (c)
-----------                                                                  -----------   -----------   -----------
              TELECOMMUNICATIONS - 22.46%
$1,000,000    Global Crossing Holdings Ltd., 9.50% Sr Note 11-15-2009
                (f).......................................................   BB            $  991,299    $   985,000
 1,500,000    GST Network Funding, Inc., 15.24% Sr Disc Note
                5-1-2008 (Zero coupon through 5-1-2003, thereafter 10.50%)
                (g).......................................................   NR               781,575        723,750
   500,000    Hermes Europe Railtel B.V., 10.375% Sr Note 1-15-2009.......   B                500,000        493,750
   500,000    Hyperion Telecommunications, 12.25% Sr Note Ser B
                9-1-2004..................................................   BB-              530,468        538,750
 1,000,000    Intermedia Communications, Inc., 8.50% Sr Note 1-15-2008....   B                992,508        915,000
   500,000    Intermedia Communications, Inc., 9.03% Sr Disc Note
                7-15-2007 (Zero coupon through 7-15-2002, thereafter
                11.25%) (g)...............................................   B                417,948        370,000
 1,000,000    ITC Deltacom, Inc., 11.00% Sr Note 6-1-2007.................   B              1,115,149      1,055,000
   250,000    Mcleod USA, Inc., 9.25% Sr Note 7-15-2007...................   B+               251,494        233,125
   970,000    McleodUSA, Inc., 9.25% Sr Note 7-15-2007....................   B+             1,036,093        968,788
   500,000    Metromedia Fiber Network, Inc., 10.00% Sr Note 12-15-2009...   B+               496,537        512,500
   500,000    Metromedia Fiber Network, Inc., 10.00% Sr Note Ser B
                11-15-2008................................................   B+               504,514        511,250
 1,000,000    Nextel Communications, Inc., 9.375% Sr Note 11-15-2009
                (e).......................................................   B                993,185        980,000
   400,000    Nextel Communications, Inc., 9.85% Sr Disc Note
                9-15-2007 (Zero coupon through 9-15-2002, thereafter
                10.65%) (g)...............................................   B                316,245        298,000
 1,750,000    Nextlink Communications, 10.50% Sr Note 12-1-2009 (f).......   B              1,751,690      1,776,250
 1,000,000    Nextlink Communications, 12.125% Sr Disc Note
                12-1-2009 (Zero coupon through 12-1-2004, thereafter
                12.125%) (f)(g)...........................................   B                561,433        582,500
 1,750,000    NTL Communications Corp., 12.375% Sr Note 10-1-2008 (Zero
                coupon through 10-1-2003, thereafter 12.375%) (g).........   B-             1,133,607      1,238,125
   650,000    Omnipoint Corp., 11.625% Sr Note Ser A 8-15-2006............   CCC+             634,202        689,000
   750,000    PSInet, Inc., 11.00% Sr Note 8-1-2009.......................   B-               756,930        772,500
   500,000    RCN Corp., 10.125% Sr Note 1-15-2010........................   B-               500,103        497,500
 1,250,000    Splitrock Services, Inc., 11.75% Sr Note 7-15-2008..........   NR             1,238,008      1,168,750
                                                                                           -----------   -----------
                                                                                           15,502,988     15,309,538
                                                                                           -----------   -----------
              TELEPHONE SERVICES - 6.49%
   750,000    Level 3 Communications, Inc., 9.125% Sr Note 5-1-2008.......   B                690,730        706,875
 3,000,000    Telecorp PCS, Inc., 11.625% Sr Sub Note 4-15-2009 (Zero
                coupon through 4-15-2004, thereafter 11.625%) (g).........   NR             1,864,454      1,890,000
 1,750,000    Williams Communications Group, Inc., 10.875% Sr Note
                10-1-2009.................................................   BB-            1,740,727      1,828,750
                                                                                           -----------   -----------
                                                                                            4,295,911      4,425,625
                                                                                           -----------   -----------
              UTILITIES-ELECTRIC - 1.37%
 1,000,000    AES Corp., 8.50% Sr Sub Note 11-1-2007......................   BB             1,023,556        935,000
                                                                                           -----------   -----------
              WASTE DISPOSAL - 1.65%
   750,000    IT Group, Inc., 11.25% Sr Sub Note 4-1-2009.................   B+               750,308        727,500
   375,000    Norcal Waste Systems, Inc., 13.50% Increasing Rate Sr Note
                11-15-2005................................................   BB-              375,000        397,500
                                                                                           -----------   -----------
                                                                                            1,125,308      1,125,000
                                                                                           -----------   -----------
              TOTAL CORPORATE BONDS - NON-INVESTMENT GRADE................                 $65,110,389   $62,150,797
                                                                                           ===========   ===========

PREFERRED STOCKS - 0.81%
--------------------------------------------------------------------------------

                                                                                             Market
  Shares                                                                      Cost (b)      Value (c)
-----------                                                                  -----------   -----------
              OIL-REFINING - 0.81%
   537,000    R&B Falcon Corp., 13.875% Cumm. Preferred 5-1-2009..........   $  489,931    $   554,387
                                                                             -----------   -----------

COMMON STOCKS AND WARRANTS-0.97%
--------------------------------------------------------------------------------

                                                                                             Market
  Shares                                                                      Cost (b)      Value (c)
-----------                                                                  -----------   -----------
              APPAREL - 0.01%
       250    Hosiery Corp. of America, Inc. Class A (a) (e)..............   $    4,230    $    10,000
                                                                             -----------   -----------

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

COMMON STOCKS AND WARRANTS-CONTINUED
--------------------------------------------------------------------------------

                                                                                             Market
  Shares                                                                      Cost (b)      Value (c)
-----------                                                                  -----------   -----------
              CABLE TELEVISION - 0.00%
     1,500    People's Choice T.V. Corp. (Warrants) (a) (e)...............   $       15    $         0
     1,000    Wireless One, Inc. (Warrants) (a) (e)......................         7,831             10
                                                                             -----------   -----------
                                                                                  7,846             10
                                                                             -----------   -----------
              OIL-REFINING - 0.18%
       500    R & B Falcon Corp. (Warrants) (a)(f)........................       47,150        125,000
                                                                             -----------   -----------
              PUBLISHING - 0.01%
     2,217    Marvel Enterprises, Inc. Class A (Warrants) (a).............      149,757          1,774
     3,755    Marvel Enterprises, Inc. Class C (Warrants) (a).............      507,310          1,877
                                                                             -----------   -----------
                                                                                657,067          3,651
                                                                             -----------   -----------
              TELECOMMUNICATIONS - 0.77%
     3,300    Clearnet Communications, Inc. (Warrants) (a)(e).............       42,075         73,706
    14,168    e.spire Communications, Inc. (Warrants) (a).................      137,340         82,352
       250    Highwaymaster Communications, Inc. (Warrants) (a)(e)........        2,500            625
     2,560    Powertel, Inc. (Warrants) (a)(e)............................       18,824        229,760
     1,250    Splitrock Service (Warrants) (a)............................       15,398        138,750
                                                                             -----------   -----------
                                                                                216,137        525,193
                                                                             -----------   -----------
              TOTAL COMMON STOCKS AND WARRANTS............................      932,430        663,854
                                                                             ===========   ===========
              TOTAL LONG-TERM INVESTMENTS.................................   $66,532,750   $63,369,038
                                                                             ===========   ===========

SHORT-TERM INVESTMENTS-5.14%
--------------------------------------------------------------------------------

 Principal                                                                     Market
  Amount                                                                      Value (c)
-----------                                                                  -----------
              BANKS - 2.81%
$1,914,679    U.S. Bank N.A. Money Market Variable Rate Time Deposit,
                Current rate -- 5.30%.....................................   $ 1,914,679
                                                                             -----------
              DIVERSIFIED FINANCE - 2.33%
 1,587,000    Associates Corp. Master Variable Rate Note, Current
                rate -- 5.01%.............................................     1,587,000
                                                                             -----------
              TOTAL SHORT-TERM INVESTMENTS................................     3,501,679
                                                                             ===========
              TOTAL INVESTMENTS IN SECURITIES (COST: $70,034,429) (b).....   $66,870,717
                                                                             ===========

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At December 31, 1999, the cost of securities for federal income tax purposes was $70,034,429 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 1,511,558
Unrealized depreciation.....................................   (4,675,270)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $(3,163,712)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.97% of total net assets as of December 31, 1999.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired         Shares/Par          Security                                                             Cost Basis
---------------         ----------          --------                                                             ----------
1996-1998                3,033,461          Australis Media Ltd. due 2003                                        $2,277,149
1996                         3,300          Clearnet Communications, Inc. (Warrants)                                 42,075
1998                           250          Highwaymaster Communications, Inc. (Warrants) - 144A                      2,500
1994                           250          Hosiery Corp. of America, Inc. Class A - 144A                             4,230
1999                     1,000,000          Nextel Communications, Inc. due 2009 - 144A                             993,185
1996                         1,500          People's Choice T.V. Corp. (Warrants)                                        15
1997                         2,560          Powertel, Inc. (Warrants)                                                18,824
1996                         1,000          Wireless One, Inc. (Warrants)                                             7,831

      The aggregate value of these securities at December 31, 1999, was $1,294,131, which represents 1.90% of total net assets.
 (f) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 1999, was $10,373,938, which represents 15.22% of total net assets.
 (g) The interest rates disclosed for these securities represents the effective yield on the date of acquisition.

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES
Schedule of Investments
December 31, 1999

COMMON STOCKS-56.21%
--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
             AUSTRALIA - 1.06%
    94,800   CSR Limited -- BUILDING MATERIALS............   $       242,323   $       229,537
    68,150   Westpac Banking Corp. Ltd. -- BANKS..........           434,503           468,585
                                                             ---------------   ---------------
                                                                     676,826           698,122
                                                             ---------------   ---------------
             BELGIUM - 0.48%
     4,270   Delhaize-Le Lion S.A. -- FOOD................           306,154           320,162
                                                             ---------------   ---------------
             BERMUDA - 0.39%
     8,600   Terra Nova (Burmuda) Holdings -- INSURANCE...           168,570           258,000
                                                             ---------------   ---------------
             CANADA - 1.28%
    15,760   BCT.Telus Communications,
               Inc. -- TELECOMMUNICATIONS.................           444,830           381,702
     5,353   BCT.Telus Communications, Inc., A
               Shares -- TELECOMMUNICATIONS...............           122,994           128,541
     7,030   Potash Corp. of Saskatchewan -- CHEMICALS....           493,993           334,231
                                                             ---------------   ---------------
                                                                   1,061,817           844,474
                                                             ---------------   ---------------
             DENMARK - 0.28%
     4,800   Danisco A/S -- DIVERSIFIED COMPANIES.........           229,325           186,197
                                                             ---------------   ---------------
             FRANCE - 5.11%
    13,400   Aventis S.A. -- DRUGS........................           635,638           775,035
     3,090   Groupe Danone -- FOOD........................           733,254           724,795
     5,010   Michelin (C.G.D.E.) Class B -- RUBBER AND
               PLASTIC....................................           239,751           195,859
     8,690   Pernod Ricard -- BEVERAGE....................           562,404           494,776
     8,510   Scor S.A. -- INSURANCE.......................           504,067           373,632
     6,103   Total Fina S.A. Class B -- OIL-CRUDE
               PETROLEUM AND GAS..........................           501,341           810,588
                                                             ---------------   ---------------
                                                                   3,176,455         3,374,685
                                                             ---------------   ---------------
             GERMANY - 2.72%
    13,580   Basf AG -- CHEMICALS.........................           511,307           706,493
     7,230   Bayer AG -- CHEMICALS........................           285,814           342,075
     1,950   Schering AG -- DRUGS.........................           216,667           234,562
     7,850   Veba AG -- UTILITIES-ELECTRIC................           434,906           381,639
     2,300   Volkswagen AG -- AUTOMOBILE MANUFACTURERS....            86,704           129,109
                                                             ---------------   ---------------
                                                                   1,535,398         1,793,878
                                                             ---------------   ---------------
             HONG KONG - 0.61%
   129,000   Hong Kong Electric
               Holdings -- UTILITIES-ELECTRIC.............           409,610           403,255
                                                             ---------------   ---------------
             IRELAND - 1.56%
    92,202   Bank of Ireland  -- BANKS....................           703,694           730,141
    52,688   Green Property plc -- REAL ESTATE............           178,963           301,042
                                                             ---------------   ---------------
                                                                     882,657         1,031,183
                                                             ---------------   ---------------
             ITALY - 2.24%
    40,500   Mediaset S.p.A. -- BROADCASTING..............           197,674           626,821
   140,993   Telecom Italia S.p.A -- TELEPHONE SERVICES...           611,251           855,055
                                                             ---------------   ---------------
                                                                     808,925         1,481,876
                                                             ---------------   ---------------
             JAPAN - 6.20%
     1,000   Canon, Inc. -- OFFICE EQUIPMENT AND
               SUPPLIES...................................            29,388            39,666
    27,000   Daiichi Pharmaceutical Co., Ltd. -- DRUGS....           414,745           350,574
    18,000   Fuji Photo Film -- PHOTOGRAPHIC..............           580,763           655,952
    34,000   Hitachi Ltd. -- ELECTRONIC-CONTROLS AND
               EQUIPMENT..................................           281,257           544,771
     7,000   KAO Corp. -- HOUSEHOLD PRODUCTS..............           146,053           199,355
    13,000   Mitsubishi Electric
               Corp. -- ELECTRIC-PRODUCTS.................            80,401            83,826
     8,000   Mitsui & Co., Ltd. -- MISCELLANEOUS..........            63,385            55,884
        73   Nippon Telegraph & Telephone
               Corp. -- TELEPHONE SERVICES................           583,544         1,248,107
    16,000   Pioneer Electronic
               Corp. -- ELECTRONIC-CONTROLS AND
               EQUIPMENT..................................           288,514           422,060
    25,000   Sumitomo Marine and Fire -- INSURANCE........           156,030           153,876
    10,000   Tokyo Gas Co., Ltd. -- UTILITIES-ELECTRIC....            23,097            24,327
    17,000   Toppan Printing Co., Ltd. -- PRINTING........           214,502           169,410
    19,000   Toshiba Corp. -- ELECTRONIC-COMPONENTS.......           146,779           144,790
                                                             ---------------   ---------------
                                                                   3,008,458         4,092,598
                                                             ---------------   ---------------

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
             NETHERLANDS - 2.00%
    13,172   ABN-AMRO Holding NV -- BANKS.................   $       158,840   $       327,450
     9,528   ING Groep NV -- BANKS........................           292,130           572,479
     3,124   Koninklijke Philips Electronics
               NV -- ELECTRIC-PRODUCTS....................           136,039           422,752
                                                             ---------------   ---------------
                                                                     587,009         1,322,681
                                                             ---------------   ---------------
             PORTUGAL - 0.33%
    13,364   Cimpor Cimentos De Portugal -- BUILDING
               MATERIALS..................................           231,905           221,035
                                                             ---------------   ---------------
             SPAIN - 2.35%
    41,800   Iberdrola S.A. -- UTILITIES-ELECTRIC.........           479,608           576,548
    39,355   Telefonica S.A. -- TELECOMMUNICATIONS........           446,680           978,338
                                                             ---------------   ---------------
                                                                     926,288         1,554,886
                                                             ---------------   ---------------
             SWEDEN - 0.56%
    63,200   Nordbanken Holding AB -- BANKS...............           308,564           369,893
                                                             ---------------   ---------------
             SWITZERLAND - 4.68%
       520   Compagnie Financiere Richemont
               AG -- TOBACCO..............................           694,205         1,234,460
       450   Forbo Holding AG -- BUILDING MATERIALS.......           183,384           210,845
       242   Holderbank Financiere Glaris AG -- BUILDING
               MATERIALS..................................           199,956           329,581
       594   Nestle S.A. -- FOOD..........................           973,280         1,082,463
       590   Swisscom AG -- TELEPHONE SERVICES............           158,770           237,371
                                                             ---------------   ---------------
                                                                   2,209,595         3,094,720
                                                             ---------------   ---------------
             UNITED KINGDOM - 6.70%
    93,900   Allied Domecq plc -- FOOD....................           397,625           460,448
     7,500   AstraZeneca plc -- DRUGS.....................           331,040           310,413
    50,203   Blue Circle Industries plc -- BUILDING
               MATERIALS..................................           245,971           286,631
    16,708   Burmah Castrol plc -- OIL-CRUDE PETROLEUM AND
               GAS........................................           247,228           316,414
    33,400   Cadbury Schweppes plc -- FOOD................           194,114           201,327
    41,100   Great Universal Stores plc -- RETAIL-VARIETY
               AND VARIETY MAIL ORDER.....................           357,466           227,537
    37,500   Imperial Tobacco Group plc -- TOBACCO........           285,316           299,175
    57,400   Matthews (Bernard) plc -- FOOD...............            88,718           108,701
    10,500   National Westminster Bank plc -- BANKS.......           195,595           225,582
    62,842   Reckitt Benckiser plc -- HOUSEHOLD
               PRODUCTS...................................           773,065           591,489
    63,322   Royal & Sun Alliance Insurance Group
               plc -- INSURANCE...........................           574,937           472,008
    79,441   Sainsbury (J) plc -- FOOD....................           466,918           445,562
    30,550   WPP Group plc -- ADVERTISING-PUBLIC
               RELATIONS..................................           129,395           480,065
                                                             ---------------   ---------------
                                                                   4,287,388         4,425,352
                                                             ---------------   ---------------
             UNITED STATES - 17.66%
    25,083   Albertson's, Inc. -- RETAIL-GROCERY..........         1,002,640           808,927
     6,660   Alcoa, Inc. -- METALS-MINING AND
               MISCELLANEOUS..............................           297,580           552,780
     9,250   BJ's Wholesale Club,
               Inc. (a) -- RETAIL-DISCOUNT STORES.........           106,310           337,625
     7,700   Boise Cascade Corp. -- PAPER.................           211,120           311,850
    10,000   Borg-Warner Automotive, Inc. -- AUTOMOBILE
               AND MOTOR VEHICLE PARTS....................           393,656           405,000
    20,410   Cadiz, Inc. -- LAND DEVELOPMENT..............           219,681           193,895
     6,200   Chase Manhattan Corp. -- BANKS...............           334,898           481,662
    11,630   Comsat Corp. -- TELECOMMUNICATIONS...........           295,881           231,146
    20,850   Enhance Financial Services Group,
               Inc. -- INSURANCE..........................           310,221           338,813
     9,700   Finova Group, Inc. -- FINANCIAL SERVICES.....           270,840           344,350
    11,600   Fort James Corp. -- PAPER....................           389,391           317,550
     5,600   General Dynamics Corp. -- AEROSPACE AND
               EQUIPMENT..................................           334,536           295,400
    15,000   GenRad, Inc. (a) -- ELECTRONIC-CONTROLS AND
               EQUIPMENT..................................           190,230           241,875
     4,600   Georgia-Pacific Group -- PAPER...............           111,766           233,450
    11,000   Goodrich (B.F.) Co. -- AEROSPACE AND
               EQUIPMENT..................................           452,954           302,500
     8,200   GTE Corp. -- TELEPHONE SERVICES..............           611,254           578,613
    17,800   Houghton Mifflin Co. -- PUBLISHING...........           491,626           750,938
    13,650   MBIA, Inc. -- INSURANCE......................           689,428           720,891
    18,900   Mellon Financial Corp. -- BANKS..............           459,221           643,781
     7,460   NCR Corp. (a) -- COMPUTER-COMMUNICATION
               EQUIPMENT..................................           214,847           282,548
     7,660   Noble Drilling Corp. (a) -- OIL-OFFSHORE
               DRILLING...................................            92,028           250,865
     7,550   Pharmacia & Upjohn, Inc. -- DRUGS............           253,548           339,750
    35,550   Philip Morris Companies, Inc. -- TOBACCO.....         1,579,705           824,316

--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
    10,000   Rite Aid Corp. -- RETAIL-SPECIALTY...........   $       251,663   $       111,875
    10,600   Sears, Roebuck & Co. -- RETAIL-DEPARTMENT
               STORES.....................................           435,790           322,638
    11,200   Tupperware Corp. -- RETAIL-SPECIALTY.........           293,595           189,700
    11,850   U.S. Bancorp -- BANKS........................           388,841           282,178
    22,250   Unicom Corp. -- UTILITIES-ELECTRIC...........           819,628           745,375
     7,100   UST Corp. -- BANKS...........................           106,134           225,425
                                                             ---------------   ---------------
                                                                  11,609,012        11,665,716
                                                             ---------------   ---------------
             TOTAL COMMON STOCKS..........................   $    32,423,956   $    37,138,713
                                                             ===============   ===============

PREFERRED STOCKS-0.26%
--------------------------------------------------------------------------------

                                                                          Market
   Shares                                                  Cost (b)      Value (c)
   ------                                                  --------   ---------------
           GERMANY - 0.26%
   5,400   Volkswagen AG Preferred -- AUTOMOBILE
             MANUFACTURERS..............................   $198,620   $       173,215
                                                           --------   ---------------

BONDS-INVESTMENT GRADE-30.15%
--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                         Market
    Amount (g)                                                   (Unaudited)   Cost (b)(g)     Value (c)(g)
   ------------                                                  -----------   ------------   ---------------
                 AUSTRALIA - 0.44%
        400,000  Australian Government (Australian Dollar),
                   12.00% 11-15-2001..........................   AAA           $    284,471   $       287,944
                                                                               ------------   ---------------
                 BELGIUM - 0.17%
        100,000  Belgium Kingdom (US Dollar), 9.20%
                   6-28-2010..................................   AA+                126,833           114,398
                                                                               ------------   ---------------
                 CANADA - 1.51%
        800,000  Canadian Government (Canadian Dollar), 5.25%
                   9-1-2003...................................   Aa1*               529,544           534,186
        600,000  Canadian Government (Canadian Dollar), 8.75%
                   12-1-2005..................................   AAA                479,552           463,380
                                                                               ------------   ---------------
                                                                                  1,009,096           997,566
                                                                               ------------   ---------------
                 DENMARK - 2.48%
        350,000  Depfa Pfandbriefbank (European Monetary
                   Unit), 5.50% 1-15-2010.....................   AAA                364,263           344,401
      5,800,000  Kingdom of Denmark (Danish Krone), 7.00%
                   12-15-2004.................................   AAA                917,039           837,336
      3,000,000  Kingdom of Denmark (Danish Krone), 8.00%
                   3-15-2006..................................   AAA                503,557           457,322
                                                                               ------------   ---------------
                                                                                  1,784,859         1,639,059
                                                                               ------------   ---------------
                 FRANCE - 3.81%
      1,600,000  Government of France (European Monetary
                   Unit), 5.25% 4-25-2008.....................   AAA              1,738,609         1,599,997
        900,000  Government of France (European Monetary
                   Unit), 5.50% 10-25-2007....................   AAA                927,719           917,623
                                                                               ------------   ---------------
                                                                                  2,666,328         2,517,620
                                                                               ------------   ---------------
                 GERMANY - 5.20%
      1,000,000  Bundesrepublik Deutschland (European Monetary
                   Unit), 6.50% 10-14-2005....................   AAA              1,284,144         1,076,111
      1,500,000  Bundesrepublik Deutschland (European Monetary
                   Unit), 6.50% 7-4-2027......................   Aaa*             1,953,357         1,606,145
        250,000  Deutsche Ausgleichsbank (European Monetary
                   Unit), 4.00% 7-4-2009......................   Aaa*               267,224           219,853
        260,000  Deutsche Ausgleichsbank (US Dollar), 5.125%
                   9-22-2003..................................   AAA                259,782           245,167
        150,000  Hypovereinsbank (US Dollar), 8.741%
                   6-30-2031 (e)..............................   A-                 150,000           147,925
        150,000  Philip Morris Financial (European Monetary
                   Unit), 4.50% 4-6-2006......................   A                  147,596           137,038
                                                                               ------------   ---------------
                                                                                  4,062,103         3,432,239
                                                                               ------------   ---------------
                 ITALY - 1.07%
        200,000  Italian Government BTP (European Monetary
                   Unit), 9.50% 2-1-2006......................   AAA                268,681           242,763
     40,000,000  Republic of Italy (Japanese Yen), 5.00%
                   12-15-2004.................................   AA                 463,717           466,072
                                                                               ------------   ---------------
                                                                                    732,398           708,835
                                                                               ------------   ---------------
                 JAPAN - 5.24%
     43,000,000  Int'l Bank Reconstruction &
                   Development (Japanese Yen), 4.75%
                   12-20-2004.................................   AAA                416,031           498,060
     56,000,000  Japan Development Bank (Japanese Yen), 6.50%
                   9-20-2001..................................   AAA                582,920           604,340

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                         Market
    Amount (g)                                                   (Unaudited)   Cost (b)(g)     Value (c)(g)
   ------------                                                  -----------   ------------   ---------------
    260,000,000  Japan JGB #207A (Japanese Yen), 0.90%
                   12-22-2008.................................   Aa1*          $  2,133,897   $     2,356,425
                                                                               ------------   ---------------
                                                                                  3,132,848         3,458,825
                                                                               ------------   ---------------
                 NETHERLANDS - 0.20%
        150,000  Mannesmann Finance BV (European Monetary
                   Unit), 4.75% 5-27-2009.....................   A                  145,344           132,388
                                                                               ------------   ---------------
                 SPAIN - 0.19%
        130,000  Instituto De Credito Oficial (US Dollar),
                   6.00% 5-19-2008............................   AA                 130,476           121,791
                                                                               ------------   ---------------
                 SWEDEN - 1.76%
      6,000,000  Kingdom of Sweden (Swedish Krona), 13.00%
                   6-15-2001..................................   Aa1*               792,038           781,264
      3,200,000  Swedish Government (Swedish Krona), 6.00%
                   2-9-2005...................................   Aa1*               408,580           383,189
                                                                               ------------   ---------------
                                                                                  1,200,618         1,164,453
                                                                               ------------   ---------------
                 UNITED KINGDOM - 3.71%
        100,000  Abbey Nationl plc (US Dollar), 7.95%
                   10-26-2029.................................   AA-                 99,627            99,846
        150,000  British American Tobacco plc (European
                   Monetary Unit), 4.875% 2-25-2009...........   A                  141,934           134,759
        150,000  Burmah Castrol plc (European Monetary Unit),
                   4.875% 3-31-2009...........................   A                  146,740           137,207
        130,000  Halifax plc (US Dollar), 6.00% 2-26-2008.....   AA                 129,306           119,953
        150,000  Royal Bank of Scotland, 4.875% (European
                   Monetary Unit), 3-26-2009..................   A                  145,906           136,121
        230,000  Scottish Power plc (German Deutschmark),
                   5.25% 8-4-2008.............................   A+                 128,577           111,629
        550,000  United Kingdom Treasury (British pound),
                   8.00% 12-7-2000............................   AAA                905,005           900,618
        150,000  United Kingdom Treasury (British Pound),
                   8.00% 6-10-2003............................   AAA                259,924           254,254
        300,000  United Kingdom Treasury (British Pound),
                   8.50% 7-16-2007............................   AAA                613,875           558,792
                                                                               ------------   ---------------
                                                                                  2,570,894         2,453,179
                                                                               ------------   ---------------
                 UNITED STATES - 4.37%
   $     70,000  Ahold Finance USA, Inc., 6.875% 5-1-2029.....   A                   69,763            61,439
        100,000  Ameritech Capital Funding, 6.25% 5-18-2009...   AA+                 99,228            90,980
        150,000  Associates Corp. NA, 6.00% 7-15-2005.........   AA-                149,675           140,425
        190,000  AT&T Corp., 6.50% 3-15-2029..................   AA-                188,114           162,670
        170,000  Bank of America Corp., 5.875% 2-15-2009......   A+                 154,265           151,420
        230,000  Citicorp, 5.50% 6-30-2010....................   A+                 127,580           111,706
        150,000  Conoco Inc., 6.95% 4-15-2029.................   A-                 150,000           134,888
         90,000  Dresdner Funding Trust II (European Monetary
                   Unit), 5.79% 6-30-2011 (e).................   A+                  96,075            82,064
        150,000  Farmers Exchange Capital, 7.05%
                   7-15-2028 (e)..............................   A                  137,689           127,354
         80,000  Florida Windstorm, 7.125% 2-25-2019 (e)......   AAA                 79,569            73,419
        160,000  Ford Motor Co., 6.375% 2-1-2029..............   A+                 158,126           134,589
        130,000  General Electric Capital Corp., 8.125%
                   2-23-2007..................................   AAA                145,337           135,883
         80,000  General Motors, 6.75% 5-1-2028...............   A                   79,906            70,851
        150,000  Goldman Sachs Group, Inc., 6.65% 5-15-2009...   A+                 149,712           139,739
        100,000  Household Finance Corp., 6.375% 8-1-2010.....   A                   98,827            89,807
        200,000  Lucent Technologies, Inc., 6.45% 3-15-2029...   A                  198,932           174,199
        120,000  Merrill Lynch & Co., 6.875% 11-15-2018.......   AA-                119,427           108,682
        100,000  Met Life Insurance, 7.45% 11-1-2023 (e)......   A+                 101,349            89,404
        150,000  Monsanto Co., 6.60% 12-1-2028 (f)............   A                  149,466           128,910
        100,000  Nationwide Mutual Insurance, 7.50%
                   2-15-2024 (e)..............................   A+                 101,908            91,125
        250,000  Procter & Gamble Co., 6.60% 12-15-2004.......   AA                 249,573           246,511
        150,000  Wal-Mart Stores, 6.875% 8-10-2009............   AA                 149,428           146,019
        200,000  Wells Fargo Co., 6.625% 7-15-2004............   A+                 199,898           195,617
                                                                               ------------   ---------------
                                                                                  3,153,847         2,887,701
                                                                               ------------   ---------------
                 TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                 $ 21,000,115   $    19,915,998
                                                                               ============   ===============

U.S. GOVERNMENT SECURITIES-5.70%
--------------------------------------------------------------------------------

    Principal                                                                          Market
    Amount (g)                                                     Cost (b)(g)      Value (c)(g)
   ------------                                                  ---------------   ---------------
                 FEDERAL HOME LOAN MORTGAGE CORP. - 0.44%
                 NOTES:
   $    300,000  5.75% 2003...................................   $       300,944   $       290,260
                                                                 ---------------   ---------------

--------------------------------------------------------------------------------

    Principal                                                                          Market
    Amount (g)                                                     Cost (b)(g)      Value (c)(g)
   ------------                                                  ---------------   ---------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.27%
                 NOTES:
   $    650,000  5.75% 2005...................................   $       650,759   $       617,053
        100,000  6.375% 2007 (Australian Dollar)..............            64,116            61,945
        250,000  6.50% 2002 (Australian Dollar)...............           183,121           162,939
                                                                 ---------------   ---------------
                 TOTAL FEDERAL NATIONAL MORTGAGE
                   ASSOCIATION................................           897,996           841,937
                                                                 ---------------   ---------------
                 OTHER DIRECT FEDERAL OBLIGATIONS - 0.24%
                 TENNESSEE VALLEY AUTHORITY:
        180,000  5.375% 2008..................................           179,311           160,412
                                                                 ---------------   ---------------
                 U.S. TREASURY SECURITIES - 3.75%
                 BONDS:
        800,000  8.125% 2019..................................           963,741           911,500
                                                                 ---------------   ---------------
                 NOTES:
        950,000  6.25% 2007...................................           961,297           934,860
        350,000  7.50% 2005...................................           373,106           365,094
        250,000  7.875% 2004..................................           283,040           264,453
                                                                 ---------------   ---------------
                 TOTAL U.S. TREASURY SECURITIES...............         2,581,184         2,475,907
                                                                 ---------------   ---------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............         3,959,435         3,768,516
                                                                 ===============   ===============
                 TOTAL LONG-TERM INVESTMENTS..................   $    57,582,126   $    60,996,442
                                                                 ===============   ===============

SHORT-TERM INVESTMENTS-4.51%
--------------------------------------------------------------------------------

    Principal                                                       Market
      Amount                                                      Value (c)
   ------------                                                  ------------
                 BANKS - 4.51%
   $  2,977,676  U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.30%........   $  2,977,676
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $60,559,802) (B)...........................   $ 63,974,118
                                                                 ============

 (a) Presently not paying dividend income.
 (b) At December 31, 1999, the cost of securities for federal income tax purposes was $60,642,129 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 8,017,574
Unrealized depreciation.....................................   (4,685,585)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 3,331,989
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities.

Period Acquired                 Shares/Par  Security                                  Cost Basis
---------------                 ----------  --------                                  ----------
1999                              90,000    Dresdner Funding Trust ll due 2011 -
                                              144A                                        $  96,075
1999                             150,000    Farmers Exchange Capital due 2028 - 144A        137,689
1999                              80,000    Florida Windstorm due 2019 - 144A                79,569
1999                             150,000    Hypovereinsbank due 2031 - 144A                 150,000
1998                             100,000    Met Life Insurance due 2023 - 144A              101,349
1998                             100,000    Nationwide Mutual Insurance due 2024 -
                                              144A                                          101,908

    The aggregate value of these securities at December 31, 1999, was $611,291, which represents .93% of total net assets.
 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other accredited investors. Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at December 31, 1999, was $128,910, which represents .20% of total net assets.
 (g) Cost and market value are stated in U.S. dollars; principal amount is stated in the currency indicated.
  * Moody's Rating

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES
Schedule of Investments
December 31, 1999

COMMON STOCKS-64.59%
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             ADVERTISING-PUBLIC RELATIONS - 1.48%
    174,300  Interpublic Group of Companies, Inc.            $  5,181,935   $ 10,054,931
                                                             ------------   ------------
             BANKS - 0.74%
    148,000  Mellon Financial Corp........................      5,063,066      5,041,250
                                                             ------------   ------------
             BIOMEDICS, GENETICS RESEARCH AND DEVELOPMENT
             - 1.77%
     83,400  Amgen, Inc. (with rights) (a)................      3,507,619      5,009,212
     52,000  Genentech, Inc. (a)..........................      4,737,697      6,994,000
                                                             ------------   ------------
                                                                8,245,316     12,003,212
                                                             ------------   ------------
             BROADCASTING - 3.29%
    108,000  AMFM, Inc. (a)...............................      5,685,641      8,451,000
    118,000  AT&T Corp. - Liberty Media Group (a)               3,840,571      6,696,500
     66,000  USA Networks, Inc. (a).......................      2,673,936      3,646,500
     59,000  Viacom, Inc. Class B (a).....................      1,952,590      3,565,812
                                                             ------------   ------------
                                                               14,152,738     22,359,812
                                                             ------------   ------------
             BUSINESS SERVICES - 2.27%
    126,000  Automatic Data Processing, Inc...............      6,149,175      6,788,250
     77,000  Equant N.V. NY Shares (a)....................      6,999,993      8,624,000
                                                             ------------   ------------
                                                               13,149,168     15,412,250
                                                             ------------   ------------
             COMPUTER-COMMUNICATION EQUIPMENT - 1.81%
    258,100  Cabletron Systems, Inc. (a)..................      4,158,445      6,710,600
     52,500  Cisco Systems, Inc. (a)......................      2,337,709      5,624,062
                                                             ------------   ------------
                                                                6,496,154     12,334,662
                                                             ------------   ------------
             COMPUTER-HARDWARE - 1.48%
     23,000  Apple Computer, Inc. (a).....................      1,727,500      2,364,687
     21,000  EMC Corp. (a)................................      1,554,191      2,294,250
     70,000  Sun Microsystems, Inc. (a)...................      2,756,068      5,420,625
                                                             ------------   ------------
                                                                6,037,759     10,079,562
                                                             ------------   ------------
             COMPUTER-SOFTWARE - 8.21%
     76,000  America Online, Inc. (a).....................      4,395,376      5,733,250
     85,000  Computer Associates International, Inc.......      5,186,986      5,944,687
     10,000  DoubleClick, Inc. (a)........................      1,784,594      2,530,625
     37,900  i2 Technologies, Inc. (a)....................      4,383,442      7,390,500
     20,000  Intuit, Inc. (a).............................      1,182,399      1,198,750
     58,000  Legato Systems, Inc. (a).....................      2,410,773      3,991,125
     32,000  Lycos, Inc. (a)..............................      2,403,318      2,546,000
    114,000  Microsoft Corp. (a)..........................      7,605,882     13,309,500
     38,000  Mission Critical Software, Inc. (a)..........      2,199,250      2,660,000
     23,000  Peregrine Systems, Inc. (a)..................      1,698,863      1,900,375
     42,000  Siebel Systems, Inc. (a).....................      2,242,055      3,528,000
     11,800  Yahoo!, Inc. (a).............................      2,186,747      5,105,712
                                                             ------------   ------------
                                                               37,679,685     55,838,524
                                                             ------------   ------------
             CONSUMER GOODS - 1.38%
     98,000  Colgate-Palmolive Co.........................      4,401,205      6,370,000
     46,000  Kimberly-Clark Corp..........................      2,407,495      3,001,500
                                                             ------------   ------------
                                                                6,808,700      9,371,500
                                                             ------------   ------------
             DIVERSIFIED COMPANIES - 0.79%
     55,000  Minnesota Mining and Manufacturing Co........      4,905,384      5,383,125
                                                             ------------   ------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             DRUGS - 2.03%
     78,000  American Home Products Corp..................   $  3,576,002   $  3,076,125
     70,000  Bristol-Myers Squibb Co......................      4,838,072      4,493,125
     38,000  Eli Lilly & Co...............................      2,775,326      2,527,000
     45,000  Warner-Lambert Co............................      3,956,418      3,687,187
                                                             ------------   ------------
                                                               15,145,818     13,783,437
                                                             ------------   ------------
             ELECTRIC-PRODUCTS - 0.80%
     53,250  Honeywell International, Inc.................      2,694,467      3,071,859
     52,000  Molex, Inc. Class A..........................      2,241,262      2,353,000
                                                             ------------   ------------
                                                                4,935,729      5,424,859
                                                             ------------   ------------
             ELECTRICAL EQUIPMENT - 1.96%
     86,300  General Electric Co..........................      9,162,765     13,354,925
                                                             ------------   ------------
             ELECTRICAL-COMPONENTS AND PARTS - 0.20%
     15,000  Analog Devices, Inc. (a).....................      1,019,232      1,395,000
                                                             ------------   ------------
             ELECTRONIC-COMPONENTS - 0.19%
     13,400  Solectron Corp. (a)..........................      1,177,000      1,274,675
                                                             ------------   ------------
             ELECTRONIC-CONTROLS AND EQUIPMENT - 0.54%
     29,000  Applied Materials, Inc. (a)..................      3,298,147      3,673,937
                                                             ------------   ------------
             ELECTRONIC-SEMICONDUCTOR AND CAPACITOR -
             2.51%
     68,000  JDS Uniphase Corp. (a).......................      3,144,953     10,969,250
     43,000  Texas Instruments, Inc.......................      1,418,234      4,165,625
     42,000  Xilinx, Inc. (a).............................      1,724,386      1,909,687
                                                             ------------   ------------
                                                                6,287,573     17,044,562
                                                             ------------   ------------
             FINANCIAL SERVICES - 3.69%
     25,100  American Express Co..........................      3,171,152      4,172,875
     87,000  Citigroup, Inc...............................      4,367,509      4,833,938
     17,500  CMGI, Inc. (a)...............................      1,702,205      4,845,313
     37,000  Marsh & McLennan Companies, Inc.                   2,768,241      3,540,438
     31,000  Morgan Stanley Dean Witter & Co..............      4,096,879      4,425,250
     77,000  SLM Holding Corp.............................      4,085,531      3,253,250
                                                             ------------   ------------
                                                               20,191,517     25,071,064
                                                             ------------   ------------
             FOOD - 0.58%
     99,000  Sysco Corp...................................      3,517,084      3,916,688
                                                             ------------   ------------
             HEALTH CARE SERVICES - 1.21%
    281,000  Columbia/HCA Healthcare Corp.................      7,155,848      8,236,813
                                                             ------------   ------------
             INSURANCE - 1.34%
     84,000  American International Group, Inc............      3,557,001      9,082,500
                                                             ------------   ------------
             LEISURE TIME-AMUSEMENTS - 0.50%
    117,000  Walt Disney Co...............................      3,278,387      3,422,250
                                                             ------------   ------------
             MEDIA - 1.16%
    110,600  CBS Corp. (a)................................      5,032,865      7,071,488
      9,500  Clear Channel Communications, Inc. (a).......        756,389        847,875
                                                             ------------   ------------
                                                                5,789,254      7,919,363
                                                             ------------   ------------
             MEDICAL TECHNOLOGY - 0.22%
     40,800  Medtronic, Inc. (with rights)................        562,101      1,486,650
                                                             ------------   ------------
             NATURAL GAS TRANSMISSIONS - 0.93%
    143,000  Enron Corp...................................      4,017,763      6,345,625
                                                             ------------   ------------

--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             OIL-CRUDE PETROLEUM AND GAS - 0.94%
     50,000  Exxon Mobil Corp.............................   $  3,647,101   $  4,028,125
     44,000  Texaco, Inc..................................      2,804,437      2,389,750
                                                             ------------   ------------
                                                                6,451,538      6,417,875
                                                             ------------   ------------
             OIL-REFINING - 0.59%
     46,000  Atlantic Richfield Co........................      4,064,907      3,979,000
                                                             ------------   ------------
             PRECISION INSTRUMENTS-TEST, RESEARCH - 1.50%
     50,400  Agilent Technologies, Inc. (a)...............      1,512,000      3,896,550
     52,500  PE Corp-PE Biosystems Group..................      2,682,225      6,316,406
                                                             ------------   ------------
                                                                4,194,225     10,212,956
                                                             ------------   ------------
             PUBLISHING - 0.57%
    133,200  Reader's Digest Association, Inc. Class A....      3,890,539      3,896,100
                                                             ------------   ------------
             RETAIL-DEPARTMENT STORES - 0.39%
     36,500  Kohl's Corp. (a).............................        357,545      2,634,844
                                                             ------------   ------------
             RETAIL-DISCOUNT STORES - 1.08%
    106,000  Wal-Mart Stores, Inc.........................      3,340,483      7,327,250
                                                             ------------   ------------
             RETAIL-SPECIALTY - 0.65%
     57,600  Home Depot, Inc..............................        700,340      3,949,200
      9,100  Tandy Corp. (with rights)....................        381,160        447,606
                                                             ------------   ------------
                                                                1,081,500      4,396,806
                                                             ------------   ------------
             TELECOMMUNICATION EQUIPMENT - 6.71%
     62,000  Advanced Fibre Communications, Inc. (a)......      2,034,945      2,770,625
     99,000  CIENA Corp. (a)..............................      5,366,902      5,692,500
     54,500  General Instrument Corp. (a).................      2,661,689      4,632,500
     30,000  General Motors Corp. Class H.................      2,145,301      2,880,000
     56,000  Motorola, Inc................................      4,391,886      8,246,000
     49,000  Nextel Communications, Inc. (a)..............      2,862,266      5,053,125

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
     27,000  Nokia Corp. ADR..............................   $  2,324,918   $  5,130,000
     66,000  Nortel Networks Corp.........................      3,413,924      6,666,000
     26,000  QUALCOMM, Inc. (a)...........................      2,508,637      4,582,500
                                                             ------------   ------------
                                                               27,710,468     45,653,250
                                                             ------------   ------------
             TELECOMMUNICATIONS - 5.85%
      1,000  Adelphia Business Solutions,
               Inc. (Warrants) (a) (e)....................          4,022        175,000
     92,000  BroadWing, Inc. (a)..........................      2,213,373      3,392,500
     60,000  Cable & Wireless plc ADR.....................      2,432,863      3,176,250
     47,000  Corning, Inc.................................      4,901,193      6,060,063
     64,000  EchoStar Communications Corp. (a)                  4,586,800      6,240,000
    141,500  Global Crossing Ltd. (a).....................      2,749,651      7,075,000
        250  Highwaymaster Communications,
               Inc. (Warrants) (a) (e)....................          4,547            625
     33,300  Level 3 Communications, Inc. (a).............      2,187,203      2,726,438
     53,400  Sonera Oyj Corp. ADR (a).....................      1,420,992      3,697,950
     63,000  Vodafone AirTouch plc ADR....................        647,642      3,118,500
     29,000  VoiceStream Wireless Corp. (a)...............      1,392,644      4,127,063
                                                             ------------   ------------
                                                               22,540,930     39,789,389
                                                             ------------   ------------
             TELEPHONE SERVICES - 3.35%
     64,000  Alltel Corp..................................      3,996,646      5,292,000
    117,000  AT&T Corp....................................      6,409,026      5,937,750
    114,200  Bell Atlantic Corp...........................      7,148,619      7,030,438
     38,164  SBC Communications, Inc......................      2,187,088      1,860,495
     39,500  Sprint Corp..................................      2,111,710      2,658,844
                                                             ------------   ------------
                                                               21,853,089     22,779,527
                                                             ------------   ------------
             UTILITIES-ELECTRIC - 1.88%
    119,000  AES Corp. (a)................................      4,828,253      8,895,250
    111,000  Illinova Corp................................      3,404,356      3,857,250
                                                             ------------   ------------
                                                                8,232,609     12,752,500
                                                             ------------   ------------
             TOTAL COMMON STOCKS..........................   $300,532,957   $439,150,673
                                                             ============   ============

ASSET BACKED SECURITIES - 2.83%
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
                COMMERCIAL LOANS - 1.24%
   $1,500,000   GMAC Commercial Mortgage Securities, Inc.,
                  7.085% Ser 1997-C1 Class E 12-15-2010......   Baa2*         $  1,506,603   $  1,371,045
    1,511,023   GS Mortgage Securities Corp. II Protective
                  Life, 7.02% Ser 1996-PL Class A1
                  2-15-2027..................................   Aaa*             1,485,624      1,479,850
      860,000   J.P. Morgan Commercial Mortgage Finance
                  Corp., 7.48% Variable Rate Ser 1997-C4
                  Class B 12-26-2028                              AA               866,288        850,927
      366,671   Merrill Lynch Mortgage Investors, Inc., 6.91%
                  Variable Rate Ser 1995-C2 Class A1
                  6-15-2021..................................   Aaa*               371,662        364,799
    1,600,000   Merrill Lynch Mortgage Investors, Inc., 7.42%
                  Ser 1996-C1 Class B 4-25-2028..............   AA               1,602,418      1,583,568
      534,257   Merrill Lynch Mortgage Investors, Inc., 7.47%
                  Variable Rate Ser 1995-C3 Class A1
                  12-26-2025.................................   AAA                539,114        529,710
    1,200,000   Midland Realty Acceptance Corp., 7.73%
                  Variable Rate Ser 1996-C1 Class B
                  8-25-2028..................................   AA               1,211,674      1,206,744
    1,000,000   Mortgage Capital Funding, Inc., 7.90% Ser
                  1996-MC1 Class B 2-15-2006.................   AA+              1,007,423      1,021,000
                                                                              ------------   ------------
                                                                                 8,590,806      8,407,643
                                                                              ------------   ------------
                FINANCIAL SERVICES - 0.46%
    3,000,000   Standard Credit Card Master Trust, 8.45%
                  1-7-2007...................................   A                3,176,153      3,129,426

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

ASSET BACKED SECURITIES - 2.83%-CONTINUED
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
                HOUSING - 0.43%
   $  500,000   Money Store Home Improvement Trust, 7.41% Ser
                  1997-1 Class M1 5-15-2017..................   AA            $    501,908   $    497,695
    2,500,000   Money Store Residential Trust, 7.085% Ser
                  1997-I Class M1 7-15-2016..................   AA               2,499,634      2,398,475
                                                                              ------------   ------------
                                                                                 3,001,542      2,896,170
                                                                              ------------   ------------
                MANUFACTURED HOMES - 0.21%
    1,500,000   Green Tree Financial Corp., 7.54% Ser 1997-2
                  Class M1 4-15-2028.........................   Aa3*             1,542,130      1,439,355
                                                                              ------------   ------------
                MISCELLANEOUS - 0.01%
       76,124   Fifth Third Auto Grantor Trust, 6.70% Ser
                  1996-B Class B 3-15-2002...................   A                   76,100         76,198
                                                                              ------------   ------------
                MULTI-FAMILY LOANS - 0.29%
    1,500,000   DLJ Mortgage Acceptance Corp., 8.80%
                  Multifamily Mtg Pass Thru Certificate Ser
                  1993-12 Class B1 9-18-2003.................   BBB**            1,473,750      1,504,950
      566,336   Fund America Structured Transactions, L.P.,
                  Collateralized Note, 8.34% Ser 1996-1
                  Class A Principal Only 1-1-2033 (f)(h).....   Baa3*              419,395        466,077
                                                                              ------------   ------------
                                                                                 1,893,145      1,971,027
                                                                              ------------   ------------
                WHOLE LOAN RESIDENTIAL - 0.19%
      579,558   Blackrock Capital Finance L.P., 7.75% Ser
                  97-R1 Class A1 3-25-2037 (e)...............   Aaa*               584,836        574,125
      767,744   Mid-State Trust, 7.54% Ser 6 Class A3
                  7-1-2035...................................   AA                 767,270        744,950
                                                                              ------------   ------------
                                                                                 1,352,106      1,319,075
                                                                              ------------   ------------
                TOTAL ASSET BACKED SECURITIES................                 $ 19,631,982   $ 19,238,894
                                                                              ============   ============

CORPORATE BONDS-INVESTMENT GRADE - 15.31%
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
                AEROSPACE AND EQUIPMENT - 0.41%
   $1,500,000   Lockheed Martin Corp., 7.65% Deb 5-1-2016....   BBB-          $  1,508,086   $  1,395,745
    1,500,000   Raytheon Co., 5.70% Note 11-1-2003...........   BBB-             1,505,218      1,407,556
                                                                              ------------   ------------
                                                                                 3,013,304      2,803,301
                                                                              ------------   ------------
                AGRICULTURE - 0.19%
    1,500,000   Archer-Daniels-Midland, 6.625% Deb
                  5-1-2029...................................   AA-              1,492,854      1,287,012
                                                                              ------------   ------------
                AIR FREIGHT - 0.21%
    1,446,516   Federal Express, 7.50% Pass Thru Certificate
                  Ser 1997-A 1-15-2018.......................   AAA              1,446,516      1,431,183
                                                                              ------------   ------------
                AIRLINES - 0.18%
      750,000   Delta Air Lines, 6.65% Medium Term Note
                  3-15-2004..................................   BBB-               749,512        716,293
      500,000   Delta Air Lines, Inc., 7.70% Note 12-15-2005
                  (f)........................................   BBB-               498,847        491,738
                                                                              ------------   ------------
                                                                                 1,248,359      1,208,031
                                                                              ------------   ------------
                AUTOMOBILE AND MOTOR VEHICLE PARTS - 0.37%
    1,500,000   Dana Corp., 7.00% Note 3-1-2029..............   A-               1,482,274      1,315,770
    1,250,000   TRW, Inc., 6.50% Sr Note 6-1-2002............   BBB              1,238,912      1,227,034
                                                                              ------------   ------------
                                                                                 2,721,186      2,542,804
                                                                              ------------   ------------
                AUTOMOBILE MANUFACTURERS - 0.19%
    1,500,000   Ford Motor Co., 6.375% 2-1-2029..............   A+               1,452,555      1,261,773
                                                                              ------------   ------------
                BANKS - 2.03%
    1,250,000   Bank Austria AG, 7.25% Sub Note 2-15-2017
                  (f)........................................   AA+              1,247,796      1,168,887
    1,000,000   BankAmerica Corp., 6.20% Sub Note
                  2-15-2006..................................   A                  950,454        938,782
    1,500,000   Citigroup, Inc., 6.20% Sr Note 3-15-2009.....   AA-              1,495,724      1,376,196
    1,500,000   Keycorp Capital II, 6.875% Bond 3-17-2029....   BBB              1,482,326      1,260,217
      500,000   LB Baden-Wuerttemberg, 7.625% Yankee Sub Note
                  2-1-2023...................................   AAA                563,768        489,506

--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
   $1,500,000   Mellon Financial Co., 6.375% Sub Note
                  2-15-2010..................................   A             $  1,505,931   $  1,367,476
    1,250,000   National City Corp., 6.875% Sub Note
                  5-15-2019..................................   A-               1,247,835      1,121,064
    1,500,000   NBD Bancorp, 7.125% Sub Note 5-15-2007.......   A                1,483,828      1,448,379
    1,500,000   Providian National Bank, 6.75% Sr Note
                  3-15-2002..................................   Baa3*            1,499,257      1,462,402
    1,500,000   St. Paul Bancorp, Inc., 7.125% Sr Note
                  2-15-2004..................................   BBB              1,495,507      1,461,469
      750,000   Swiss Bank Corp., 7.375% Sub Note
                  6-15-2017..................................   AA                 787,302        713,923
    1,000,000   Textron Financial Corp., 7.125% Note
                  12-9-2004..................................   A-                 995,013        987,960
                                                                              ------------   ------------
                                                                                14,754,741     13,796,261
                                                                              ------------   ------------
                BEVERAGE - 0.40%
    1,500,000   Coca-Cola Bottling Co., 6.375% Deb
                  5-1-2009...................................   BBB              1,490,677      1,355,365
    1,500,000   Pepsi Bottling Group, Inc., 7.00% 3-1-2029...   A-               1,489,886      1,353,993
                                                                              ------------   ------------
                                                                                 2,980,563      2,709,358
                                                                              ------------   ------------
                BROKERAGE AND INVESTMENT - 0.81%
    1,500,000   Bear Stearns Capital Trust, 7.00% Variable
                  Rate 1-15-2027.............................   BBB              1,499,158      1,472,781
    1,250,000   Goldman Sachs Group, Inc., 6.50% 2-25-2009
                  (e)........................................   A+               1,250,000      1,152,391
    1,000,000   Goldman Sachs Group, Inc., 6.65% 5-15-2009...   A+                 998,080        931,590
    1,000,000   Lehman Brothers Holdings, 7.875% Note
                  11-1-2009..................................   A                1,021,960        998,022
    1,000,000   Paine Webber Group, Inc., 7.625% Note
                  12-1-2009..................................   BBB+               996,430        974,205
                                                                              ------------   ------------
                                                                                 5,765,628      5,528,989
                                                                              ------------   ------------
                CABLE TELEVISION - 0.64%
    1,000,000   Comcast Cable Communications, 8.375% Note
                  5-1-2007...................................   BBB-             1,120,640      1,033,677
    1,000,000   Cox Communications, Inc., 6.40% Note
                  8-1-2008...................................   A-               1,023,051        920,791
    1,000,000   Time Warner, Inc., 6.875% Deb 6-15-2018......   BBB              1,012,851        899,879
    1,500,000   Viacom, Inc., 7.625% Deb 1-15-2016...........   BBB-             1,626,711      1,467,847
                                                                              ------------   ------------
                                                                                 4,783,253      4,322,194
                                                                              ------------   ------------
                CAPTIVE AUTO FINANCE - 0.28%
    1,250,000   General Motors Acceptance Corp., 6.15% Bond
                  4-5-2007...................................   A                1,246,095      1,159,315
      750,000   Toyota Motor Credit, 5.625% Global Note
                  11-13-2003.................................   AAA                749,026        714,511
                                                                              ------------   ------------
                                                                                 1,995,121      1,873,826
                                                                              ------------   ------------
                CHEMICALS - 0.11%
      750,000   Equistar Chemicals, L.P., 8.75% Sr Note
                  2-15-2009..................................   BBB-               785,746        739,073
                                                                              ------------   ------------
                CONSUMER FINANCE - 0.49%
    1,000,000   Aristar, Inc., 7.25% Sr Note 6-15-2006.......   A-                 996,333        980,294
    2,500,000   Household Finance Corp., 6.00% Note
                  5-1-2004...................................   A                2,499,515      2,373,847
                                                                              ------------   ------------
                                                                                 3,495,848      3,354,141
                                                                              ------------   ------------
                CONSUMER GOODS - 0.40%
    2,750,000   Proctor & Gamble Co., 6.875% Bond
                  9-15-2009..................................   AA               2,752,926      2,689,140
                                                                              ------------   ------------
                DIVERSIFIED FINANCE - 0.14%
    1,000,000   Finova Capital Corp., 7.625% Sr Note
                  9-21-2009..................................   A-                 993,585        983,433
                                                                              ------------   ------------
                ELECTRONIC-MISCELLANEOUS - 0.07%
      500,000   Sony Corp., 6.125% Global Bond 3-4-2003......   A+                 499,290        488,703
                                                                              ------------   ------------
                ENERGY - 0.10%
      750,000   NGC Corp. Capital Trust, 8.316% Deb
                  6-1-2027...................................   BBB-               750,000        662,320
                                                                              ------------   ------------
                FOOD - 0.60%
    1,250,000   Ahold Finance USA, Inc., 6.25% Deb
                  5-1-2009...................................   A                1,240,257      1,133,991
    1,000,000   Fred Meyer, Inc., 7.45% Sr Note 3-1-2008.....   BBB-             1,059,336        971,367
    1,000,000   Kroger Co., 8.15% Sr Note 7-15-2006..........   BBB-             1,021,161      1,021,403
    1,000,000   Safeway, Inc., 6.05% Note 11-15-2003.........   BBB                998,628        955,543
                                                                              ------------   ------------
                                                                                 4,319,382      4,082,304
                                                                              ------------   ------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

CORPORATE BONDS-CONTINUED
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
                FOOD SERVICE - 0.09%
   $  750,000   Sysco Corp., 6.50% Deb 8-1-2028..............   AA-           $    753,715   $    644,117
                                                                              ------------   ------------
                FOREIGN - GOVERNMENT - 0.91%
    1,000,000   British Columbia (Province of), 6.50% Yankee
                  Bond 1-15-2026.............................   AA-              1,023,232        885,630
    1,000,000   Korea (Republic of), 8.875% Global Bond
                  4-15-2008..................................   BBB              1,051,508      1,050,000
    1,500,000   Ontario (Province of), 5.50% 10-1-2008.......   AA-              1,491,983      1,332,960
    1,500,000   Ontario (Province of), 7.375% 1-27-2003......   AA-              1,585,215      1,515,975
    1,000,000   Poland (Republic of), 7.125% Yankee Note
                  7-1-2004...................................   BBB                996,444        990,000
      500,000   Quebec (Province of), 5.75% 2-15-2009........   A+                 498,777        444,755
                                                                              ------------   ------------
                                                                                 6,647,159      6,219,320
                                                                              ------------   ------------
                FOREIGN - GOVERNMENT AGENCIES - 0.07%
      500,000   Korea Development Bank, 7.125% Global Note
                  4-22-2004..................................   BBB                496,782        487,439
                                                                              ------------   ------------
                FOREST PRODUCTS - 0.14%
    1,000,000   Fort James Corp., 6.50% Sr Note 9-15-2002....   BBB-               999,287        980,704
                                                                              ------------   ------------
                INDUSTRIAL - 0.19%
    1,500,000   Tyco International Group S.A., 6.875% Yankee
                  Bond 1-15-2029.............................   A-               1,513,362      1,277,520
                                                                              ------------   ------------
                INSURANCE - 0.63%
      500,000   American General Corp., 6.625% Sr Note
                  2-15-2029..................................   AA-                476,759        426,449
    1,250,000   Prudential Insurance Co., 6.375% Sr Note
                  7-23-2006 (e)..............................   A+               1,245,283      1,165,481
    1,500,000   ReliaStar Financial Corp., 6.625% Note
                  9-15-2003..................................   A                1,540,620      1,452,353
    1,250,000   ReliaStar Financial Corp., 8.00% Note
                  10-30-2006.................................   A                1,245,599      1,255,158
                                                                              ------------   ------------
                                                                                 4,508,261      4,299,441
                                                                              ------------   ------------
                LEASING - 0.35%
    1,500,000   Comdisco, Inc., 5.95% Note 4-30-2002.........   BBB+             1,499,882      1,445,051
    1,000,000   Ryder System, Inc., 6.60% Note 11-15-2005....   BBB+               999,705        932,533
                                                                              ------------   ------------
                                                                                 2,499,587      2,377,584
                                                                              ------------   ------------
                LEISURE TIME-AMUSEMENTS - 0.18%
    1,250,000   Park Place Entertainment, 8.50% Sr Note
                  11-15-2006.................................   BBB-             1,237,904      1,232,394
                                                                              ------------   ------------
                MACHINERY - 0.11%
      750,000   Caterpillar, Inc., 7.25% Deb 9-15-2009.......   A+                 748,611        736,329
                                                                              ------------   ------------
                MISCELLANEOUS - 0.04%
      250,000   New York (City of), 10.00% General Obligation
                  Taxable Bond Ser D 8-1-2005................   A-                 251,756        270,783
                                                                              ------------   ------------
                NATURAL GAS TRANSMISSIONS - 0.50%
    1,000,000   CMS Panhandle Holding Co., 7.00% Sr Note
                  7-15-2029..................................   BBB-               991,516        868,423
      750,000   Enron Corp., 6.95% Note 7-15-2028............   BBB+               677,712        658,907
    1,250,000   Tennessee Gas Pipeline, 7.50% Deb 4-1-2017...   BBB+             1,231,351      1,178,794
      750,000   Trans-Canada Pipelines Ltd., 6.49% Yankee
                  Bond 1-21-2009.............................   A-                 755,017        689,784
                                                                              ------------   ------------
                                                                                 3,655,596      3,395,908
                                                                              ------------   ------------
                OIL-CRUDE PETROLEUM AND GAS - 0.45%
      750,000   Apache Finance Canada, 7.75% Deb
                  12-15-2029.................................   BBB+               742,331        723,788
    1,000,000   Chevron Corp., 6.625% Note 10-1-2004.........   AA                 996,467        985,720
    1,500,000   Conoco Inc., 6.95% 4-15-2029.................   A-               1,401,184      1,348,881
                                                                              ------------   ------------
                                                                                 3,139,982      3,058,389
                                                                              ------------   ------------
                OIL-EQUIPMENT WELLS AND SERVICES - 0.20%
      500,000   Petroleum Geo-Services, 6.25% Yankee Bond
                  11-19-2003.................................   BBB                498,240        475,965
    1,000,000   Petroleum Geo-Services, 7.125% Yankee Sr Note
                  3-30-2028..................................   BBB                997,153        872,306
                                                                              ------------   ------------
                                                                                 1,495,393      1,348,271
                                                                              ------------   ------------
                OIL-REFINING - 0.16%
    1,000,000   Texaco Capital, Inc., 8.628% Deb 6-30-2010...   A+               1,103,694      1,087,118
                                                                              ------------   ------------

--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
                RAILROAD AND RAILROAD EQUIPMENT - 0.07%
   $  500,000   CSX Corp., 7.90% Deb 5-1-2017................   BBB           $    499,728   $    495,991
                                                                              ------------   ------------
                RETAIL-DEPARTMENT STORES - 0.56%
    2,000,000   Dayton Hudson Corp., 5.875% Note 11-1-2008...   A-               1,945,713      1,805,570
    1,250,000   Federated Department Stores, 6.30% Note
                  4-1-2009...................................   BBB+             1,246,785      1,134,203
    1,000,000   Saks, Inc., 7.375% Deb 2-15-2019.............   Baa3*              915,363        845,598
                                                                              ------------   ------------
                                                                                 4,107,861      3,785,371
                                                                              ------------   ------------
                SUPRA-NATIONAL - 0.18%
    1,250,000   Corp Andina de Fomento, 7.10% Yankee Bond
                  2-1-2003...................................   A                1,249,587      1,232,388
                                                                              ------------   ------------
                TECHNOLOGY - 0.16%
    1,250,000   Lucent Technologies, Inc., 6.45% 3-15-2029...   A                1,243,323      1,088,745
                                                                              ------------   ------------
                TELECOMMUNICATIONS - 1.29%
    1,250,000   360 Communications ALLTEL Corp., 7.50% Sr
                  Note 3-1-2006..............................   A                1,247,975      1,258,244
    1,250,000   AirTouch Communications, 6.65% Note
                  5-1-2008...................................   A                1,269,930      1,178,285
    1,500,000   ALLTEL Corp., 6.80% Deb 5-1-2029.............   A-               1,490,737      1,304,417
      500,000   AT&T Canada, Inc., 7.65% Note 9-15-2006......   BBB                498,854        497,819
    1,750,000   AT&T Corp., 6.00% Note 3-15-2009.............   AA-              1,746,125      1,594,026
    1,500,000   Sprint Capital Corp., 5.875% Deb 5-1-2004....   BBB+             1,493,402      1,422,431
    1,500,000   US West Communications, 7.20% Bond 11-1-2004
                  (f)........................................   A+               1,499,242      1,491,153
                                                                              ------------   ------------
                                                                                 9,246,265      8,746,375
                                                                              ------------   ------------
                TELEPHONE SERVICES - 0.39%
    1,000,000   Century Telephone Enterprises, Inc., 6.15% Sr
                  Note 1-15-2005.............................   BBB+               998,843        938,239
    1,000,000   GTE Corp., 7.51% Note 4-1-2009...............   A                  993,158      1,005,769
      750,000   Telecomunicaciones de Puerto Rico, 6.65% Note
                  5-15-2006..................................   BBB                749,743        705,435
                                                                              ------------   ------------
                                                                                 2,741,744      2,649,443
                                                                              ------------   ------------
                UTILITIES-ELECTRIC - 1.02%
    1,000,000   Alabama Power Co., 7.125% Sr Note
                  10-1-2007..................................   A                  996,535        988,638
      750,000   Duke Capital Corp., 8.00% Sr Note
                  10-1-2019..................................   A                  760,126        755,311
    1,000,000   Duke Energy Corp., 6.00% Sr Note 12-1-2028...   A+                 976,421        787,077
    1,500,000   Madison Gas & Electric, 6.02% Sr Note
                  9-15-2008..................................   AA-              1,500,000      1,336,043
      756,098   Niagara Mohawk Power, 7.25% Sr Note
                  10-1-2002..................................   BBB-               753,153        753,576
    1,000,000   Public Service Company of New Mexico, 7.50%
                  8-1-2018...................................   BBB-               954,034        925,954
    1,500,000   TXU Electric Capital V, 8.175% Deb
                  1-30-2037..................................   BBB-             1,513,081      1,398,912
                                                                              ------------   ------------
                                                                                 7,453,350      6,945,511
                                                                              ------------   ------------
                TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                 $110,843,804   $104,122,987
                                                                              ============   ============

CORPORATE BONDS-NON-INVESTMENT GRADE - 6.65%
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
                AUTOMOBILE AND MOTOR VEHICLE PARTS - 0.29%
   $1,000,000   Holley Performance Products, Inc., 12.25% Sr
                  Note 9-15-2007 (f).........................   B+            $    968,730   $    955,000
    1,000,000   Tenneco Automotive, Inc., 11.625% Sr Sub Note
                  10-15-2009 (f).............................   B+               1,001,848      1,020,000
                                                                              ------------   ------------
                                                                                 1,970,578      1,975,000
                                                                              ------------   ------------
                BANKS - 0.22%
    1,500,000   Sovereign Bancorp, 10.25% Sr Note
                  5-15-2004..................................   BB+              1,500,000      1,515,000
                                                                              ------------   ------------
                BROADCASTING - 0.15%
    1,000,000   Sinclair Broadcasting Group, Inc., 10.00% Sr
                  Sub Note 9-30-2005.........................   B                1,000,000        990,000
                                                                              ------------   ------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

CORPORATE BONDS-CONTINUED
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
                BUILDING EQUIPMENT - 0.17%
   $1,150,000   Better Minerals & Aggregates, 13.00% Sr Sub
                  Note 9-15-2009 (f).........................   B-            $  1,152,725   $  1,155,750
                                                                              ------------   ------------
                CABLE TELEVISION - 1.56%
    2,000,000   Adelphia Communications, 9.375% Sr Note
                  11-15-2009.................................   B+               1,984,203      1,960,000
    1,008,177   Australis Media Ltd., Sr Sub Disc Note
                  5-15-2003 (Zero coupon through 5-15-2000,
                  thereafter 15.75%) (a)(e)..................   D                  802,731             10
    2,750,000   Charter Communications Holdings LLC, 9.92% Sr
                  Disc Note 4-1-2011 (Zero coupon through
                  4-1-2004, thereafter 9.92%) (g)............   B+               1,839,111      1,612,187
    1,000,000   CSC Holdings, Inc., 10.50% Sr Sub Deb
                  5-15-2016..................................   BB-              1,014,113      1,110,000
      500,000   Insight Midwest, 9.75% Sr Note 10-1-2009
                  (f)........................................   B+                 500,951        516,250
    1,750,000   Mediacom LLC/Capital Corp., 7.875% Sr Note
                  2-15-2011..................................   B+               1,734,208      1,540,000
      750,000   Telewest Communication plc, 8.62% Sr Disc
                  Note 4-15-2009 (Zero coupon through
                  4-15-2004, thereafter 9.25%) (f)(g)........   B+                 533,665        472,500
    1,750,000   United International Holdings, 12.15% Sr Disc
                  Note 2-15-2008 (Zero coupon through
                  2-15-2003, thereafter 10.75%) (g)..........   B                1,167,825      1,120,000
    2,250,000   United Pan European Communications N.V.,
                  11.25% Sr Note 11-1-2009 (f)...............   B-               2,237,105      2,309,063
                                                                              ------------   ------------
                                                                                11,813,912     10,640,010
                                                                              ------------   ------------
                CHEMICALS - 0.11%
      750,000   Lyondell Chemical Co., 9.875% Sr Secured Note
                  Ser B 5-1-2007.............................   BB                 753,768        765,000
                                                                              ------------   ------------
                ENTERTAINMENT - 0.10%
      750,000   Circus Circus (Mandalay Resort Group), 7.625%
                  Sr Sub Deb 7-15-2013.......................   BB+                645,553        652,500
                                                                              ------------   ------------
                FOOD-MISCELLANEOUS - 0.10%
      750,000   Luigino's, Inc., 10.00% Sr Sub Note
                  2-1-2006...................................   B-                 757,272        648,750
                                                                              ------------   ------------
                FOREIGN - GOVERNMENT - 0.23%
      800,000   Brazil (Republic of), 11.625% Global Bond
                  4-15-2004..................................   B+                 793,337        800,000
    1,000,000   United Mexican States, 6.25% Secured Note Ser
                  W-B 12-31-2019.............................   BB                 759,073        785,000
                                                                              ------------   ------------
                                                                                 1,552,410      1,585,000
                                                                              ------------   ------------
                HEALTH CARE SERVICES - 0.35%
      500,000   Concentra Operating Corp., 13.00% Sr Sub Note
                  8-15-2009 (f)..............................   B-                 501,741        455,000
    1,000,000   Triad Hospitals Holdings, 11.00% Sr Sub Note
                  5-15-2009..................................   B-               1,009,028      1,035,000
      850,000   Unilab Finance Corp., 12.75% Sr Sub Note
                  10-1-2009 (f)..............................   B-                 842,018        879,750
                                                                              ------------   ------------
                                                                                 2,352,787      2,369,750
                                                                              ------------   ------------
                METALS-MINING AND MISCELLANEOUS - 0.07%
      500,000   AK Steel Corp., 9.125% Sr Note 12-15-2006....   BB                 500,264        508,750
                                                                              ------------   ------------
                OIL-CRUDE PETROLEUM AND GAS - 0.21%
      650,000   Ocean Energy, Inc., 8.875% Sr Sub Note Ser B
                  7-15-2007..................................   BB-                653,934        643,500
      750,000   Swift Energy Co., 10.25% Sr Sub Note
                  8-1-2009...................................   B-                 759,136        755,625
                                                                              ------------   ------------
                                                                                 1,413,070      1,399,125
                                                                              ------------   ------------
                PAPER - 0.15%
    1,000,000   Packaging Corp. of America, 9.625% Sr Sub
                  Note 4-1-2009..............................   B                1,030,012      1,021,250
                                                                              ------------   ------------
                RESTAURANTS AND FRANCHISING - 0.15%
    1,000,000   Sbarro, Inc., 11.00% Sr Note 9-15-2009 (f)...   BB-                987,301      1,040,000
                                                                              ------------   ------------
                RETAIL-DEPARTMENT STORES - 0.09%
      700,000   Kmart Corp., 7.95% Deb 2-1-2023..............   BB+                613,513        608,307
                                                                              ------------   ------------
                RETAIL-GROCERY - 0.11%
      750,000   Stater Brothers Holdings, 10.75% Sr Note
                  8-15-2006..................................   B+                 753,326        759,375
                                                                              ------------   ------------
                TELECOMMUNICATIONS - 1.84%
    1,000,000   Global Crossing Holdings Ltd., 9.50% Sr Note
                  11-15-2009 (f).............................   BB                 986,043        985,000
    1,000,000   Hyperion Telecommunications, 12.25% Sr Note
                  Ser B 9-1-2004.............................   BB-              1,076,486      1,077,500
    1,250,000   Intermedia Communications, Inc., 8.50% Sr
                  Note 1-15-2008.............................   B                1,184,849      1,143,750
      500,000   McleodUSA, Inc., 8.125% Sr Note 2-15-2009....   B+                 499,647        466,250

--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                        Market
     Amount                                                     (Unaudited)     Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
   $  750,000   Metromedia Fiber Network, Inc., 10.00% Sr
                  Note 12-15-2009............................   B+            $    744,806   $    768,750
      750,000   Microcell Telecommunications, Inc., 11.80%
                  Disc Note 6-1-2006 (Zero coupon through
                  12-1-2001, thereafter 14.00%) (g)..........   B3*                623,230        661,875
    1,100,000   Nextel Communications, Inc., 10.19% Sr Disc
                  Note 9-15-2007 (Zero coupon through
                  9-15-2002, thereafter 10.65%) (g)..........   B                  853,821        819,500
    1,000,000   Nextel Communications, Inc., 9.375% Sr Note
                  11-15-2009 (e).............................   B                  993,185        980,000
    1,000,000   Nextlink Communications, 10.50% Sr Note
                  12-1-2009 (f)..............................   B                1,000,966      1,015,000
    1,000,000   Nextlink Communications, 12.125% Sr Disc Note
                  12-1-2009 (Zero coupon through 12-1-2004,
                  thereafter 12.125%) (f)(g).................   B                  561,432        582,500
      500,000   Omnipoint Corp., 11.50% Sr Note 9-15-2009
                  (e)........................................   CCC+               501,179        537,500
    1,000,000   PSInet, Inc., 11.00% Sr Note 8-1-2009........   B-                 983,346      1,030,000
    1,000,000   RCN Corp., 10.125% Sr Note 1-15-2010.........   B-               1,000,205        995,000
    1,000,000   Splitrock Services, Inc., 11.75% Sr Note
                  7-15-2008..................................   NR               1,007,157        935,000
      500,000   Winstar Communications, Inc., 9.83% Sr Disc
                  Note 10-15-2005 (Zero coupon through
                  10-15-2000, thereafter 14.00%) (g).........   CCC+               496,076        485,000
                                                                              ------------   ------------
                                                                                12,512,428     12,482,625
                                                                              ------------   ------------
                TELEPHONE SERVICES - 0.59%
      750,000   Alaska Communications SY, 9.375% Sr Sub Note
                  5-15-2009..................................   B+                 753,584        723,750
    1,250,000   Level 3 Communications, Inc., 9.125% Sr Note
                  5-1-2008...................................   B                1,226,206      1,178,125
    2,000,000   Williams Communications Group, Inc., 10.875%
                  Sr Note 10-1-2009..........................   BB-              1,989,402      2,090,000
                                                                              ------------   ------------
                                                                                 3,969,192      3,991,875
                                                                              ------------   ------------
                UTILITIES-ELECTRIC - 0.16%
    1,100,000   AES Corp., 9.50% Sr Note 6-1-2009............   BB               1,105,713      1,109,625
                                                                              ------------   ------------
                TOTAL CORPORATE BONDS - NON-INVESTMENT
                  GRADE......................................                 $ 46,383,824   $ 45,217,692
                                                                              ============   ============

U.S. GOVERNMENT SECURITIES - 9.09%
--------------------------------------------------------------------------------

    Principal                                                                     Market
     Amount                                                       Cost (b)      Value (c)
   -----------                                                  ------------   ------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.78%
                MORTGAGE BACKED SECURITIES:
   $7,314,654   6.00% 2013-2014..............................   $  7,080,387   $  6,943,589
      730,566   6.30% 2008...................................        731,411        687,881
    7,000,000   6.50% 2014 (i)...............................      6,867,734      6,792,184
    1,916,331   6.63% 2005...................................      1,962,384      1,861,844
    1,013,133   7.00% 2011...................................        995,842      1,002,099
    1,151,779   7.50% 2022-2027..............................      1,188,782      1,139,715
      455,866   8.00% 2025...................................        462,775        459,717
       19,934   9.00% 2021...................................         19,890         20,760
                                                                ------------   ------------
                TOTAL FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION................................     19,309,205     18,907,789
                                                                ------------   ------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
                0.52%
                MORTGAGE BACKED SECURITIES:
    1,824,322   7.50% 2023...................................      1,738,237      1,805,318
    1,608,745   9.00% 2022-2023..............................      1,661,030      1,683,988
       79,713   9.50% 2020...................................         79,514         84,876
                                                                ------------   ------------
                TOTAL GOVERNMENT NATIONAL MORTGAGE
                  ASSOCIATION................................      3,478,781      3,574,182
                                                                ------------   ------------
                U.S. TREASURY SECURITIES - 5.79%
                BONDS:
   27,150,000   6.53% 2018 Zero Coupon Strip (g).............      8,022,942      7,550,388
    5,200,000   5.25% 2028-2029..............................      4,450,301      4,293,878
                                                                ------------   ------------
                                                                  12,473,243     11,844,266
                                                                ------------   ------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

U.S. GOVERNMENT SECURITIES - 9.09%-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                     Market
     Amount                                                       Cost (b)      Value (c)
   -----------                                                  ------------   ------------
                NOTES:
   $4,180,000   5.50% 2003...................................   $  4,110,023   $  4,067,662
    9,500,000   5.875% 2004..................................      9,338,281      9,315,937
    2,750,000   6.00% 2009...................................      2,698,328      2,664,062
   11,750,000   6.125% 2007..................................     11,704,900     11,452,584
                                                                ------------   ------------
                                                                  27,851,532     27,500,245
                                                                ------------   ------------
                TOTAL U.S. TREASURY SECURITIES...............     40,324,775     39,344,511
                                                                ------------   ------------
                TOTAL U.S. GOVERNMENT SECURITIES.............     63,112,761     61,826,482
                                                                ============   ============
                TOTAL LONG-TERM INVESTMENTS..................   $540,505,328   $669,556,728
                                                                ============   ============

SHORT-TERM INVESTMENTS - 3.10%
--------------------------------------------------------------------------------

    Principal                                                      Market
     Amount                                                      Value (c)
   -----------                                                  ------------
                BANKS - 3.10%
   $21,088,289  U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate -- 5.30%........   $ 21,088,289
                                                                ------------
                TOTAL INVESTMENTS IN SECURITIES (COST:
                  $561,593,617)(b)...........................   $690,645,017
                                                                ============

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At December 31, 1999, the cost of securities for federal income tax purposes was $561,870,082, and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.                                      143,499,205
Unrealized depreciation.....................................  (14,724,270)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $128,774,935
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.80% of net assets as of December 31, 1999.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period
Acquired       Shares/Par   Security                                                      Cost Basis
--------       ----------   --------                                                      ----------
1996               1,000    Adelphia Business Solutions, Inc. (Warrants) - 144A           $    4,022
1997           1,008,177    Australis Media Ltd. due 2003                                    802,731
1997             579,558    Blackrock Capital Finance L.P. due 2037 - 144A                   584,836
1999           1,250,000    Goldman Sachs Group due 2009 - 144A                            1,250,000
1997                 250    Highwaymaster Communications, Inc. (Warrants) - 144A               4,547
1999           1,000,000    Nextel Communications, Inc. due 2009 - 144A                      993,185
1999             500,000    Omnipoint Corp. due 2009 - 144A                                  501,179
1998           1,250,000    Prudential Insurance Co. due 2006 - 144A                       1,245,283

       The aggregate value of these securities at December 31, 1999, was $4,585,132, which represents .67% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at December 31, 1999, was $15,003,668, which represents 2.21% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (h) The interest rate disclosed for principal only strips represents effective yield at December 31, 1999, based upon estimated future cash flows. This security has been identified by portfolio management as a liquid security. The aggregate value of this security at December 31, 1999, was $466,077, which represents .07% of total net assets.
 (i) The cost of securities purchased on a when-issued basis at December 31, 1999, was $2,450,000.
  * Moody's Rating
 ** Duff & Phelps Rating

FORTIS SERIES FUND, INC.
VALUE SERIES
Schedule of Investments
December 31, 1999

COMMON STOCKS-97.05%
--------------------------------------------------------------------------------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
             AEROSPACE AND EQUIPMENT-2.26%
     39,000  Boeing Co....................................   $ 1,733,988   $ 1,620,937
      8,000  United Technologies Corp.....................       436,505       520,000
                                                             -----------   -----------
                                                               2,170,493     2,140,937
                                                             -----------   -----------
             APPAREL-1.75%
     61,000  Jones Apparel Group, Inc. (a)................     1,684,874     1,654,625
                                                             -----------   -----------
             AUTOMOBILE MANUFACTURERS-1.81%
     32,000  Ford Motor Co................................     1,800,765     1,710,000
                                                             -----------   -----------
             BANKS-5.97%
     47,800  Chase Manhattan Corp.........................     3,433,761     3,713,462
     49,000  UnionBanCal Corp.............................     2,148,697     1,932,437
                                                             -----------   -----------
                                                               5,582,458     5,645,899
                                                             -----------   -----------
             BEVERAGE-0.94%
     12,500  Anheuser-Busch Companies, Inc................       923,102       885,937
                                                             -----------   -----------
             BROADCASTING-3.93%
     46,000  AT&T Corp. -- LIBERTY MEDIA GROUP (A)........     1,959,545     2,610,500
     20,000  USA Networks, Inc. (a).......................       863,204     1,105,000
                                                             -----------   -----------
                                                               2,822,749     3,715,500
                                                             -----------   -----------
             BUSINESS SERVICES-5.80%
     16,500  Avis Rent A Car, Inc. (a)....................       478,528       421,781
     24,000  Cendant Corp. (a)............................       439,726       637,500
     56,200  First Data Corp..............................     2,551,865     2,771,362
     95,000  Sensormatic Electronics Corp. (a)............     1,185,896     1,656,562
                                                             -----------   -----------
                                                               4,656,015     5,487,205
                                                             -----------   -----------
             CHEMICALS-1.06%
      7,500  Dow Chemical Co..............................       912,126     1,002,188
                                                             -----------   -----------
             COMPUTER-HARDWARE-4.15%
     17,000  Apple Computer, Inc. (a).....................       735,308     1,747,813
     19,100  Hewlett-Packard Co...........................       954,677     2,176,206
                                                             -----------   -----------
                                                               1,689,985     3,924,019
                                                             -----------   -----------
             COMPUTER-SOFTWARE-3.33%
     54,000  Affiliated Computer Services, Inc. (a).......     2,037,988     2,484,000
      9,500  Computer Associates International, Inc.             464,571       664,406
                                                             -----------   -----------
                                                               2,502,559     3,148,406
                                                             -----------   -----------
             ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-1.91%
     15,600  Amkor Technology, Inc. (a)...................       379,762       440,700
     32,000  National Semiconductor Corp. (a).............     1,231,653     1,370,000
                                                             -----------   -----------
                                                               1,611,415     1,810,700
                                                             -----------   -----------
             FINANCIAL SERVICES-10.76%
     18,000  Ambac Financial Group, Inc...................       981,100       939,375
     85,375  Citigroup, Inc...............................     2,893,616     4,743,648
     19,000  Fannie Mae...................................     1,235,658     1,186,313
     16,000  J.P. Morgan & Co., Inc.......................     2,046,897     2,026,000
      9,000  Morgan Stanley Dean Witter & Co..............       798,019     1,284,750
                                                             -----------   -----------
                                                               7,955,290    10,180,086
                                                             -----------   -----------
             HEALTH CARE SERVICES-7.32%
     62,500  Columbia/HCA Healthcare Corp.................     1,347,777     1,832,031
     92,500  Tenet Healthcare Corp. (a)...................     1,830,465     2,173,750

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
     55,000  United HealthCare Corp.......................   $ 3,006,566   $ 2,921,875
                                                             -----------   -----------
                                                               6,184,808     6,927,656
                                                             -----------   -----------
             HOTEL AND GAMING-2.34%
     25,000  Mandalay Resort Group (a)....................       466,498       503,125
    136,500  Park Place Entertainment Corp. (a)...........     1,646,240     1,706,250
                                                             -----------   -----------
                                                               2,112,738     2,209,375
                                                             -----------   -----------
             INSURANCE-7.65%
     38,000  Aetna, Inc. (with rights)....................     2,444,601     2,120,875
     13,000  American General Corp........................       930,970       986,375
     22,000  American International Group, Inc............     2,193,700     2,378,750
     41,500  MONY Group, Inc..............................     1,195,407     1,211,281
     11,000  PMI Group, Inc...............................       460,015       536,938
                                                             -----------   -----------
                                                               7,224,693     7,234,219
                                                             -----------   -----------
             LEISURE TIME-AMUSEMENTS-0.60%
     39,000  Hollywood Entertainment Corp. (a)............       876,170       565,500
                                                             -----------   -----------
             MACHINERY-SPECIALTY-2.47%
     45,500  Parker-Hannifin Corp.........................     2,124,278     2,334,719
                                                             -----------   -----------
             METALS-MINING AND MISCELLANEOUS-2.77%
     29,000  Alcoa, Inc...................................     1,620,689     2,407,000
      6,208  Transocean Sedco Forex, Inc..................       203,032       209,132
                                                             -----------   -----------
                                                               1,823,721     2,616,132
                                                             -----------   -----------
             OIL AND GAS FIELD SERVICES-7.71%
     48,000  Halliburton Co...............................     1,818,409     1,932,000
     47,000  Helmerich & Payne, Inc.......................     1,138,310     1,025,188
     32,000  Schlumberger Ltd.............................     1,642,717     1,800,000
     70,500  Tidewater, Inc...............................     2,304,496     2,538,000
                                                             -----------   -----------
                                                               6,903,932     7,295,188
                                                             -----------   -----------
             OIL-CRUDE PETROLEUM AND GAS-1.74%
     20,400  Exxon Mobil Corp.............................     1,460,704     1,643,475
                                                             -----------   -----------
             OIL-OFFSHORE DRILLING-2.68%
     83,000  Diamond Offshore Drilling, Inc...............     2,718,659     2,536,688
                                                             -----------   -----------
             PRINTING-1.10%
      9,500  Electronics for Imaging, Inc. (a)............       441,253       552,188
     11,500  Valassis Communications, Inc. (a)............       432,181       485,875
                                                             -----------   -----------
                                                                 873,434     1,038,063
                                                             -----------   -----------
             PUBLISHING-2.47%
     80,000  Reader's Digest Association, Inc. Class A....     2,337,517     2,340,000
                                                             -----------   -----------
             RETAIL-DEPARTMENT STORES-3.02%
     56,500  Federated Department Stores, Inc. (a)........     2,501,904     2,856,781
                                                             -----------   -----------
             TELECOMMUNICATION EQUIPMENT-0.52%
     15,500  ECI Telecom Ltd..............................       548,820       490,188
                                                             -----------   -----------
             TELEPHONE SERVICES-2.45%
      7,000  Bell Atlantic Corp...........................       405,462       430,938
     10,500  BellSouth Corp...............................       442,861       491,531
     26,250  MCI WorldCom, Inc. (a).......................     1,542,580     1,392,891
                                                             -----------   -----------
                                                               2,390,903     2,315,360
                                                             -----------   -----------
             TOBACCO-0.99%
     40,500  Philip Morris Companies, Inc.................     1,661,911       939,094
                                                             -----------   -----------

FORTIS SERIES FUND, INC.
VALUE SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
             UNIT INVESTMENT TRUST-4.19%
     27,000  S & P 500 Depositary Receipt.................   $ 3,856,028   $ 3,965,625
                                                             -----------   -----------
             UTILITIES-ELECTRIC-3.36%
     91,500  Illinova Corp................................     2,807,672     3,179,625
                                                             -----------   -----------
             TOTAL COMMON STOCKS..........................   $82,719,723   $91,793,190
                                                             ===========   ===========

SHORT-TERM INVESTMENTS-2.95%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               BANKS-1.15%
   $1,086,770  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.30%........   $ 1,086,770
                                                               -----------
               DIVERSIFIED FINANCE-1.80%
   1,700,000   Associates Corp. Master Variable Rate Note,
                 Current rate -- 5.01%......................     1,700,000
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................     2,786,770
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $85,506,493)(B)............................   $94,579,960
                                                               ===========

 (a) Presently not paying dividend income.
 (b) At December 31, 1999, the cost of securities for federal income tax purposes was $85,829,161 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $11,664,454
Unrealized depreciation.....................................   (2,913,655)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 8,750,799
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents .52% of total net assets as of December 31, 1999.

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES
Schedule of Investments
December 31, 1999

COMMON STOCKS-76.06%
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            ADVERTISING-PUBLIC RELATIONS - 2.95%
    84,000  Interpublic Group of Companies, Inc..........   $  3,241,950   $  4,845,750
    45,000  Omnicom Group, Inc...........................      1,934,535      4,500,000
                                                            ------------   ------------
                                                               5,176,485      9,345,750
                                                            ------------   ------------
            AUTOMOBILE MANUFACTURERS - 0.66%
    39,000  Ford Motor Co................................      2,176,590      2,084,062
                                                            ------------   ------------
            BANKS - 3.12%
    42,000  Chase Manhattan Corp.........................      3,283,770      3,262,875
    55,000  Marshall & Ilsley Corp.......................      3,176,800      3,454,688
    60,000  Northern Trust Corp..........................      3,007,228      3,180,000
                                                            ------------   ------------
                                                               9,467,798      9,897,563
                                                            ------------   ------------
            BEVERAGE - 1.09%
    49,000  Anheuser-Busch Companies, Inc................      3,193,378      3,472,875
                                                            ------------   ------------
            BUSINESS SERVICES - 2.48%
   114,000  Automatic Data Processing, Inc...............      5,325,196      6,141,750
    65,200  Infonet Services Corp. Class B (a)..........       1,418,772      1,711,500
                                                            ------------   ------------
                                                               6,743,968      7,853,250
                                                            ------------   ------------
            COMPUTER-COMMUNICATION EQUIPMENT - 1.91%
   130,000  Cabletron Systems, Inc. (a).................       3,479,853      3,380,000
    25,000  Cisco Systems, Inc. (a).....................       2,423,188      2,678,125
                                                            ------------   ------------
                                                               5,903,041      6,058,125
                                                            ------------   ------------
            COMPUTER-SOFTWARE - 4.34%
    52,000  Electronic Data Systems Corp.................      2,751,824      3,480,750
    88,000  Microsoft Corp. (a).........................       8,435,376     10,274,000
                                                            ------------   ------------
                                                              11,187,200     13,754,750
                                                            ------------   ------------
            CONSUMER GOODS - 1.35%
    66,000  Colgate-Palmolive Co.........................      3,666,737      4,290,000
                                                            ------------   ------------
            COSMETICS AND SUNDRIES - 1.35%
   130,000  Avon Products, Inc...........................      4,210,862      4,290,000
                                                            ------------   ------------
            DIVERSIFIED COMPANIES - 1.35%
    43,600  Minnesota Mining and Manufacturing Co........      4,104,383      4,267,350
                                                            ------------   ------------
            DRUGS - 5.00%
   137,900  American Home Products Corp..................      6,760,087      5,438,431
    46,000  Bristol-Myers Squibb Co......................      3,179,294      2,952,625
    31,000  Eli Lilly & Co...............................      2,264,082      2,061,500
   120,500  Pharmacia & Upjohn, Inc......................      4,853,589      5,422,500
                                                            ------------   ------------
                                                              17,057,052     15,875,056
                                                            ------------   ------------
            ELECTRIC-PRODUCTS - 0.53%
    37,000  Molex, Inc. Class A.........................       1,594,744      1,674,250
                                                            ------------   ------------
            ELECTRICAL EQUIPMENT - 3.46%
    71,000  General Electric Co..........................      4,840,985     10,987,250
                                                            ------------   ------------
            ELECTRONIC-SEMICONDUCTOR AND CAPACITOR -
            1.07%
    35,000  Texas Instruments, Inc.......................      3,144,985      3,390,625
                                                            ------------   ------------
            FINANCIAL SERVICES - 4.37%
    60,000  Citigroup, Inc...............................      2,991,036      3,333,750
    37,000  J.P. Morgan & Co., Inc.......................      5,300,653      4,685,125

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
    61,000  Marsh & McLennan Companies, Inc..............   $  3,763,024   $  5,836,938
                                                            ------------   ------------
                                                              12,054,713     13,855,813
                                                            ------------   ------------
            FOOD - 3.38%
    92,000  Quaker Oats Co...............................      4,759,626      6,037,500
   118,000  Sysco Corp...................................      3,895,152      4,668,375
                                                            ------------   ------------
                                                               8,654,778     10,705,875
                                                            ------------   ------------
            FREIGHT CARRIERS - 1.31%
    60,300  United Parcel Service, Inc. Class B..........      3,015,000      4,160,700
                                                            ------------   ------------
            HEALTH CARE SERVICES - 1.47%
   159,000  Columbia/HCA Healthcare Corp.................      3,952,770      4,660,688
                                                            ------------   ------------
            INSURANCE - 3.86%
    89,242  American International Group, Inc............      3,508,301      9,649,291
    65,000  Aon Corp.....................................      2,945,745      2,600,000
                                                            ------------   ------------
                                                               6,454,046     12,249,291
                                                            ------------   ------------
            LEISURE TIME-AMUSEMENTS - 0.66%
    72,000  Disney (Walt) Co.............................      2,017,469      2,106,000
                                                            ------------   ------------
            MEDIA - 0.72%
    35,600  CBS Corp. (a)...............................       1,757,166      2,276,175
                                                            ------------   ------------
            NATURAL GAS TRANSMISSIONS - 2.71%
   114,254  El Paso Energy Corp..........................      1,836,879      4,434,483
    94,000  Enron Corp...................................      1,952,213      4,171,250
                                                            ------------   ------------
                                                               3,789,092      8,605,733
                                                            ------------   ------------
            OIL-CRUDE PETROLEUM AND GAS - 2.16%
    44,000  BP Amoco plc ADR.............................      1,315,355      2,609,750
    52,806  Exxon Mobil Corp.............................      2,991,218      4,254,183
                                                            ------------   ------------
                                                               4,306,573      6,863,933
                                                            ------------   ------------
            OIL-REFINING - 0.68%
    25,000  Atlantic Richfield Co........................      2,286,055      2,162,500
                                                            ------------   ------------
            PRECISION INSTRUMENTS-TEST, RESEARCH - 0.98%
    40,300  Agilent Technologies, Inc. (a)..............       1,209,000      3,115,694
                                                            ------------   ------------
            PUBLISHING - 4.22%
   125,000  McGraw-Hill Companies, Inc...................      4,867,160      7,703,125
   125,000  Reader's Digest Association, Inc.
              Class A...................................       3,513,883      3,656,250
    30,000  Times Mirror Co. Class A....................       2,150,360      2,010,000
                                                            ------------   ------------
                                                              10,531,403     13,369,375
                                                            ------------   ------------
            RETAIL-DISCOUNT STORES - 0.74%
    34,000  Wal-Mart Stores, Inc.........................      1,997,415      2,350,250
                                                            ------------   ------------
            TELECOMMUNICATION
            EQUIPMENT - 1.08%
    15,000  Motorola, Inc................................      1,573,832      2,208,750
    12,000  Nortel Networks Corp.........................        708,418      1,212,000
                                                            ------------   ------------
                                                               2,282,250      3,420,750
                                                            ------------   ------------
            TELECOMMUNICATIONS - 3.67%
    46,000  Cable & Wireless plc ADR.....................      1,865,556      2,435,125
    53,600  Corning, Inc.................................      4,685,702      6,911,050
    46,185  Global Crossing Ltd. (a)....................         835,687      2,309,250
                                                            ------------   ------------
                                                               7,386,945     11,655,425
                                                            ------------   ------------

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            TELEPHONE SERVICES - 10.87%
    80,000  Alltel Corp..................................   $  3,589,173   $  6,615,000
    56,000  AT&T Corp....................................      3,207,053      2,842,000
    60,000  Bell Atlantic Corp...........................      4,038,987      3,693,750
    82,000  GTE Corp.....................................      3,840,836      5,786,125
   220,000  SBC Communications, Inc......................      7,204,830     10,725,000
    67,000  US West, Inc.................................      2,424,445      4,824,000
                                                            ------------   ------------
                                                              24,305,324     34,485,875
                                                            ------------   ------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            UTILITIES-ELECTRIC - 2.52%
   180,000  Illinova Corp................................   $  5,556,329   $  6,255,000
    47,900  Montana Power Co.............................      1,702,996      1,727,394
                                                            ------------   ------------
                                                               7,259,325      7,982,394
                                                            ------------   ------------
            TOTAL COMMON STOCKS..........................   $185,727,532   $241,267,377
                                                            ============   ============

PREFERRED STOCKS - 9.01%
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            BROADCASTING - 0.85%
   44,000   UnitedGlobalCom, Inc., Conv. Ser D 7.00%.....   $  2,200,000   $  2,689,500
                                                            ------------   ------------
            MISCELLANEOUS - 1.95%
   88,000   Qwest Trends Trust, Conv. 5.75% (d)..........      3,674,000      6,193,000
                                                            ------------   ------------
            TELECOMMUNICATIONS - 4.49%
   34,000   Global Crossing, Conv. 7.00% (d).............      8,500,000      9,571,000
   76,500   Mediaone Group, Inc., Conv. 7.00%............      3,322,969      3,672,000
   17,600   Verio, Inc., Conv. 6.75% (d).................        880,000        990,000
                                                            ------------   ------------
                                                              12,702,969     14,233,000
                                                            ------------   ------------
            UTILITIES-ELECTRIC - 1.72%
   52,000   AES Corp., Conv. Ser A 5.375%................      2,600,000      5,460,000
                                                            ------------   ------------
            TOTAL PREFERRED STOCKS.......................   $ 21,176,969   $ 28,575,500
                                                            ============   ============

CORPORATE BONDS-INVESTMENT GRADE - 2.26%
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                        Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               MEDIA - 2.26%
   $4,500,000  Tribune Co., 2.00% Conv. (PHONES -- AMERICA
                 ONLINE) 5-15-2029 (F)......................   A-            $  7,065,000   $  7,155,000
                                                                             ------------   ------------

CORPORATE BONDS-NON-INVESTMENT GRADE - 5.47%
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                        Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               COMPUTER-SOFTWARE - 0.70%
   $ 850,000   BEA Systems, Inc., 4.00% Conv. 12-15-2006
                 (d)........................................   NR            $    850,000   $    991,312
     850,000   I2 Technologies, Inc., 5.25% Conv. 12-15-2006
                 (d)........................................   NR                 850,000      1,216,563
                                                                             ------------   ------------
                                                                                1,700,000      2,207,875
                                                                             ------------   ------------
               ELECTRONIC-MISCELLANEOUS - 2.71%
   7,000,000   Echostar Communications Corp., 4.875% Conv.
                 1-1-2007 (d)...............................   NR               7,000,000      8,583,750
                                                                             ------------   ------------
               ELECTRONIC-SEMICONDUCTOR AND CAPACITOR -
               0.72%
   1,600,000   Cypress Semiconductor Corp., 6.00% Conv.
                 10-1-2002 (d)..............................   B                1,600,000      2,302,000
                                                                             ------------   ------------
               HEALTH CARE SERVICES - 0.32%
   1,700,000   Assisted Living Concepts, Inc., 5.625% Conv.
                 5-1-2003 (d)...............................   NR               1,700,000      1,011,500
                                                                             ------------   ------------

--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                        Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               TELEPHONE SERVICES - 1.02%
   $2,500,000  Telefonos de Mexico, S.A., 4.25% Conv. Ser A
                 6-15-2004..................................   BB            $  2,500,000   $  3,246,875
                                                                             ------------   ------------
               TOTAL CORPORATE BONDS - NON-INVESTMENT
                 GRADE......................................                   14,500,000     17,352,000
                                                                             ============   ============
               TOTAL LONG-TERM INVESTMENTS..................                 $228,469,501   $294,349,877
                                                                             ============   ============

SHORT-TERM INVESTMENTS - 7.16%
--------------------------------------------------------------------------------

    Principal                                                      Market
     Amount                                                      Value (c)
   -----------                                                  ------------
                BANKS - 4.31%
   $13,656,663  U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate -- 5.30%........   $ 13,656,663
                                                                ------------
                DIVERSIFIED FINANCE - 0.59%
    1,857,000   Associates Corp. Master Variable Rate Note,
                  Current rate -- 5.01%......................      1,857,000
                                                                ------------
                U.S. GOVERNMENT AGENCY - 2.26%
    5,200,000   Federal Home Loan Mortgage Corp., 5.77%,
                  1-10-2000..................................      5,191,810
    2,000,000   Federal National Mortgage Association, 5.86%,
                  1-20-2000..................................      1,993,600
                                                                ------------
                                                                   7,185,410
                                                                ------------
                TOTAL SHORT-TERM INVESTMENTS.................     22,699,073
                                                                ------------
                TOTAL INVESTMENTS IN SECURITIES (COST:
                  $251,168,574)(b)...........................   $317,048,950
                                                                ============

 (a) Presently not paying dividend income.
 (b) At December 31, 1999, the cost of securities for federal income tax purposes was $251,168,574 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $70,889,709
Unrealized depreciation.....................................   (5,009,333)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $65,880,376
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired   Shares/Par     Security                                               Cost Basis
---------------   ----------     --------                                               ----------
1998                1,700,000    Assisted Living Concepts, Inc. due 2003 - 144A          $1,700,000
1999                  850,000    BEA Systems, Inc., Conv. due 2006 - 144A                   850,000
1997                1,600,000    Cypress Semiconductor Corp. due 2002 - 144A              1,600,000
1999                7,000,000    Echostar Communications Corp. due 2007 - 144A            7,000,000
1999                   34,000    Global Crossing, Conv. - 144A                            8,500,000
1999                  850,000    I2 Technologies, Inc., Conv. due 2006 - 144A               850,000
1998                   88,000    Qwest Trends Trust, Conv. - 144A                         3,674,000
1999                   17,600    Verio, Inc., Conv. - 144A                                  880,000

       The value of these securities at December 31, 1999, was $30,859,125, which represents 9.73% of total net assets.

 (e) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.23% of total net assets as of December 31, 1999.
 (f) PHONES (Participation Hybrid Option Note Exchangeable Securities) are debt securities which entitle the holder to the principal value or an amount based upon the market value of the referenced security.

FORTIS SERIES FUND, INC.
S&P 500 INDEX SERIES
Schedule of Investments
December 31, 1999

COMMON STOCKS-98.64%
--------------------------------------------------------------------------------

                                                                                     Market
    Shares                                                       Cost (b)          Value (c)
   --------                                                  ----------------   ----------------
             BASIC INDUSTRY - 3.35%
      7,800  Air Products & Chemicals, Inc................   $        297,437   $        261,787
      1,400  Armstrong World Industries, Inc..............             85,107             46,725
      2,500  Ashland, Inc.................................            120,923             82,344
      3,900  Avery Dennison Corp..........................            192,489            284,212
      1,800  Bemis Co., Inc...............................             70,269             62,775
      1,900  Boise Cascade Corp...........................             64,687             76,950
      2,000  Centex Corp..................................             55,586             49,375
      3,300  Champion International Corp..................            167,545            204,394
      7,500  Dow Chemical Co..............................            715,476          1,002,187
     35,484  Du Pont (E.I.) de Nemours and Co.............          2,217,605          2,337,508
      2,700  Eastman Chemical Co..........................            152,594            128,756
      4,400  Ecolab, Inc..................................            125,613            172,150
      4,300  Engelhard Corp...............................             84,948             81,162
      1,200  Fleetwood Enterprises, Inc...................             41,436             24,750
      2,600  Fluor Corp...................................            125,773            119,275
      1,100  FMC Corp. (a)................................             77,661             63,044
      7,500  Fort James Corp..............................            289,321            205,312
      5,800  Georgia-Pacific Group........................            198,420            294,350
      5,300  Goodyear Tire & Rubber Co.                               305,602            149,394
      2,400  Grace (W.R.) & Co. (a)......................              36,934             33,300
      2,000  Great Lakes Chemical Corp.                                85,094             76,375
      3,600  Hercules, Inc................................            144,051            100,350
      9,900  Illinois Tool Works, Inc.....................            574,692            668,869
     14,070  International Paper Co.......................            641,213            794,076
      1,600  Kaufman & Broad Home Corp....................             32,227             38,700
      2,933  Kerr-McGee Corp..............................            163,363            181,846
     18,100  Kimberly-Clark Corp..........................            908,770          1,181,025
      3,700  Louisiana-Pacific Corp.......................             72,207             52,725
     15,100  Masco Corp...................................            399,470            383,162
      3,500  Mead Corp....................................            114,362            152,031
     13,700  Minnesota Mining and Manufacturing Co........          1,176,500          1,340,887
     21,600  Monsanto Co..................................            949,652            769,500
      1,900  Owens Corning................................             72,017             36,694
      5,800  Pactiv Corp. (a).............................            194,120             61,625
      1,000  Potlatch Corp................................             45,205             44,625
      5,900  PPG Industries, Inc..........................            353,084            369,119
      5,400  Praxair, Inc.................................            245,092            271,687
      1,500  Pulte Corp...................................             31,335             33,750
      7,364  Rohm & Haas Co...............................            245,603            299,623
      2,843  Sealed Air Corp. (a)........................             149,186            147,303
      5,800  Sherwin-Williams Co..........................            167,987            121,800
      1,900  Temple-Inland, Inc...........................            115,216            125,281
      4,500  Union Carbide Corp...........................            219,062            300,375
      3,400  Vulcan Materials Co..........................            163,069            135,787
      3,400  Westvaco Corp................................            100,465            110,925
      8,000  Weyerhaeuser Co..............................            428,583            574,500
      3,800  Willamette Industries, Inc...................            139,990            176,462
                                                             ----------------   ----------------
                                                                   13,357,041         14,228,852
                                                             ----------------   ----------------
             CAPITAL SPENDING - 32.96%
     12,200  3Com Corp. (a)..............................             447,623            573,400
      3,500  Adaptec, Inc. (a)...........................             139,642            174,562
      5,200  ADC Telecommunications, Inc. (a)............             228,637            377,325
      4,200  Adobe Systems, Inc...........................            114,724            282,450

                                                                                     Market
    Shares                                                       Cost (b)          Value (c)
   --------                                                  ----------------   ----------------
      5,000  Advanced Micro Devices, Inc. (a)............    $        116,140   $        144,687
     75,900  America Online, Inc. (a)....................           3,511,743          5,725,706
      5,900  Analog Devices, Inc. (a)....................             340,046            548,700
      2,800  Andrew Corp. (with rights) (a)                            67,799             53,025
      5,500  Apple Computer, Inc. (a)....................             195,910            565,469
     12,800  Applied Materials, Inc. (a).................             544,590          1,621,600
      2,000  Autodesk, Inc................................             68,922             67,500
     21,100  Automatic Data Processing, Inc...............            674,600          1,136,762
      8,100  BMC Software, Inc. (a)......................             436,627            647,494
     31,806  Boeing Co....................................          1,454,768          1,321,937
        800  Briggs & Stratton Corp.......................             37,887             42,900
      5,900  Cabletron Systems, Inc. (a)                              109,952            153,400
     12,100  Caterpillar, Inc.............................            613,439            569,456
      4,900  Ceridian Corp. (a)..........................             124,936            105,656
    111,000  Cisco Systems, Inc. (a).....................           3,738,595         11,890,875
      3,100  Citrix Systems, Inc..........................            294,112            381,300
     57,905  Compaq Computer Corp.........................          1,551,851          1,567,054
     18,300  Computer Associates International, Inc.......            797,217          1,279,856
      5,400  Computer Sciences Corp. (a)                              267,201            510,975
     12,200  Compuware Corp. (a).........................             444,559            454,450
      2,400  Comverse Technology, Inc. (a)................            261,175            347,400
      3,200  Cooper Industries, Inc.......................            169,523            129,400
      8,300  Corning, Inc.................................            382,395          1,070,181
      2,275  Crane Co.....................................             66,666             45,216
      1,400  Cummins Engine Co., Inc......................             68,286             67,637
      4,800  Danaher Corp.................................            231,438            231,600
      8,000  Deere & Co...................................            373,894            347,000
     86,500  Dell Computer Corp. (a).....................           1,857,768          4,411,500
      7,100  Dover Corp...................................            230,810            322,162
      5,500  Dun & Bradstreet Corp........................            154,127            162,250
      2,500  Eaton Corp...................................            196,710            181,562
     16,000  Electronic Data Systems Corp.................            715,879          1,071,000
     34,500  EMC Corp. (a)...............................             962,420          3,769,125
     14,800  Emerson Electric Co..........................            850,589            849,150
     14,600  First Data Corp..............................            527,113            719,962
      1,400  Foster Wheeler Corp..........................             35,423             12,425
     10,700  Gateway, Inc. (a)...........................             339,534            771,069
      6,800  General Dynamics Corp........................            373,473            358,700
      5,900  General Instrument Corp. (a)                             149,965            501,500
      6,050  Genuine Parts Co.............................            194,723            150,116
      3,700  Goodrich (B.F.) Co...........................            152,886            101,750
     34,500  Hewlett-Packard Co...........................          2,246,702          3,930,844
     26,762  Honeywell International, Inc.                          1,146,650          1,543,833
      5,100  IKON Office Solutions, Inc...................            107,104             34,744
     10,600  IMS Health, Inc..............................            230,566            288,187
      5,650  Ingersoll-Rand Co............................            252,437            311,103
    113,500  Intel Corp...................................          5,709,164          9,342,469
     61,300  International Business Machines Corp.........          4,373,203          6,620,400
      9,600  Interpublic Group of Companies, Inc..........            274,588            553,800
      3,000  ITT Industries, Inc..........................            103,616            100,312
      2,900  Johnson Controls, Inc........................            151,837            164,937
      3,000  KLA-Tencor Corp. (a)........................             159,581            334,125
      4,400  Lexmark International Group, Inc.
               Class A (a)................................            296,602            398,200
     13,400  Lockheed Martin Corp.........................            616,696            293,125

--------------------------------------------------------------------------------

                                                                                     Market
    Shares                                                       Cost (b)          Value (c)
   --------                                                  ----------------   ----------------
      5,000  LSI Logic Corp. (a).........................    $        155,207   $        337,500
    106,344  Lucent Technologies, Inc.....................          3,961,266          7,955,860
      2,000  McDermott International, Inc.                             56,108             18,125
      9,100  Micron Technology, Inc. (a)..................            412,934            707,525
    175,200  Microsoft Corp. (a)..........................          9,205,323         20,454,600
      1,300  Milacron, Inc................................             28,832             19,987
      1,500  Millipore Corp...............................             53,990             57,937
      5,200  Molex, Inc...................................            262,600            294,775
     20,700  Motorola, Inc................................          1,377,544          3,048,075
        300  NACCO Industries, Inc. Class A...............             27,847             16,669
      5,700  National Semiconductor Corp. (a)............             126,412            244,031
      5,000  Network Appliance, Inc. (a).................             130,037            415,312
     45,140  Nortel Networks Corp.........................          1,210,969          4,559,140
      2,400  Northrop Grumman Corp........................            205,229            129,750
     11,400  Novell, Inc. (a)............................             153,329            453,862
      6,000  Omnicom Group, Inc...........................            309,798            600,000
     48,350  Oracle Corp. (a)............................           1,154,862          5,418,222
      4,200  Pall Corp....................................             93,396             90,562
      9,200  Parametric Technology Corp. (a)..............            192,812            248,975
      3,700  Parker-Hannifin Corp.........................            140,583            189,856
      8,350  Paychex, Inc.................................            279,850            334,000
      3,500  PE Corp-PE Biosystems Group..................            131,604            421,094
      9,100  PeopleSoft, Inc. (a)........................             237,995            193,944
      1,600  PerkinElmer, Inc.............................             42,544             66,700
      9,100  Pitney Bowes, Inc............................            430,114            439,644
     22,400  QUALCOMM, Inc. (a)..........................             929,283          3,948,000
      3,800  Quintiles Transnational Corp. (a)............             83,362             71,012
     11,500  Raytheon Co. Class B........................             633,001            305,469
      6,500  Rockwell International Corp.                             293,899            311,187
      2,600  Scientific-Atlanta, Inc......................             63,099            144,625
      7,100  Seagate Technology, Inc. (a)                             223,796            330,594
        900  Shared Medical Systems Corp..................             52,676             45,844
      6,400  Silicon Graphics, Inc. (a)..................              99,330             62,800
      2,200  Snap-on, Inc.................................             82,642             58,437
      9,900  Solectron Corp. (a).........................             527,729            941,737
      3,000  Stanley Works................................            110,791             90,375
     52,600  Sun Microsystems, Inc. (a)..................             894,876          4,073,212
      1,600  Tektronix, Inc...............................             58,988             62,200
     13,300  Tellabs, Inc. (a)...........................             477,128            853,694
      5,800  Teradyne, Inc. (a)..........................             282,010            382,800
     27,200  Texas Instruments, Inc.......................            983,851          2,635,000
      5,100  Textron, Inc.................................            335,920            391,106
      5,400  Thermo Electron Corp. (a)...................             156,058             81,000
      1,900  Thomas & Betts Corp..........................             89,507             60,562
      2,100  Timken Co....................................             50,614             42,919
      4,100  TRW, Inc.....................................            218,360            212,944
     56,970  Tyco International Ltd.......................          1,748,614          2,214,709
     10,400  Unisys Corp. (a)............................             266,522            332,150
     16,400  United Technologies Corp.....................            783,745          1,066,000
     22,600  Xerox Corp...................................            978,980            512,737
     10,600  Xilinx, Inc. (a)............................             467,062            481,969
      8,900  Yahoo!, Inc. (a)............................           3,062,543          3,850,919
                                                             ----------------   ----------------
                                                                   74,620,634        140,013,469
                                                             ----------------   ----------------

                                                                                     Market
    Shares                                                       Cost (b)          Value (c)
   --------                                                  ----------------   ----------------
             CONSUMER CYCLICAL - 8.92%
     14,355  Albertson's, Inc.............................   $        639,328   $        462,949
      5,100  AutoZone, Inc. (a)..........................             144,918            164,794
      4,800  Bed Bath & Beyond, Inc. (a)                              167,212            166,800
      6,900  Best Buy Co., Inc. (a)......................             455,993            346,294
      3,000  Black & Decker Corp..........................            150,390            156,750
      3,100  Brunswick Corp...............................             80,469             68,975
      6,800  Circuit City Stores-Circuit City Group.......            166,335            306,425
      3,700  Consolidated Stores Corp. (a)................            126,808             60,125
      2,600  Cooper Tire & Rubber Co......................             56,177             40,462
      7,500  Costco Wholesale Corp. (a)                               396,796            684,375
     13,300  CVS Corp.....................................            491,352            531,169
      5,622  Dana Corp....................................            242,549            168,309
      4,500  Darden Restaurants, Inc......................             62,265             81,562
     15,000  Dayton Hudson Corp...........................            627,476          1,101,562
     19,199  Delphi Automotive Systems Corp...............            312,028            302,384
      3,600  Dillard's, Inc. Class A.....................             121,991             72,675
      7,656  Dollar General Corp..........................            198,711            174,174
     10,800  Eastman Kodak Co.............................            786,492            715,500
      7,100  Federated Department Stores, Inc. (a)........            304,878            358,994
     41,200  Ford Motor Co................................          1,768,973          2,201,625
     29,162  Gap, Inc.....................................            683,775          1,341,452
     21,900  General Motors Corp..........................          1,219,622          1,591,856
      3,200  Grainger (W.W.), Inc. (with rights)..........            142,460            153,000
      1,300  Great Atlantic & Pacific Tea Co., Inc........             40,541             36,237
      4,400  Harrah's Entertainment, Inc. (a).............             87,756            116,325
      6,600  Hasbro, Inc..................................            148,063            125,812
     12,600  Hilton Hotels Corp...........................            190,484            121,275
     78,150  Home Depot, Inc..............................          2,198,092          5,358,159
     16,800  Kmart Corp. (a).............................             240,144            169,050
      5,500  Kohl's Corp. (a)............................             330,685            397,031
     28,200  Kroger Co. (a)..............................             630,543            532,275
      6,700  Leggett & Platt, Inc.........................            147,477            143,631
      7,300  Limited, Inc.................................            197,942            316,181
      2,100  Liz Claiborne, Inc...........................             87,699             79,012
      1,300  Longs Drug Stores Corp.......................             41,324             33,556
     13,000  Lowe's Companies, Inc........................            474,428            776,750
      8,500  Marriott International, Inc. Class A.........            279,819            268,281
     14,300  Mattel, Inc..................................            430,903            187,687
     11,400  May Department Stores Co.                                422,108            367,650
      3,000  Maytag Corp..................................            122,867            144,000
     46,100  McDonald's Corp..............................          1,423,014          1,858,406
      6,800  Mirage Resorts, Inc. (a)....................             150,625            104,125
      2,300  Navistar International Corp. (a).............             62,284            108,962
      9,600  NIKE, Inc. Class B..........................             502,170            475,800
      4,800  Nordstrom, Inc...............................            138,842            125,700
     12,800  Office Depot, Inc. (a)......................             279,325            140,000
      2,700  PACCAR, Inc..................................            120,383            119,644
      9,000  Penney (J.C.) Co., Inc. (with rights)........            478,994            179,437
      1,800  Pep Boys-Manny, Moe & Jack...................             39,126             16,425
      1,500  Polaroid Corp................................             58,990             28,219

FORTIS SERIES FUND, INC.
S&P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                     Market
    Shares                                                       Cost (b)          Value (c)
   --------                                                  ----------------   ----------------
      1,900  Reebok International Ltd. (a)                   $         45,752   $         15,556
      8,800  Rite Aid Corp................................            260,392             98,450
      1,100  Russell Corp.................................             29,706             18,425
     17,400  Safeway, Inc. (a)...........................             922,313            618,787
     12,900  Sears, Roebuck & Co..........................            633,107            392,644
        600  Springs Industries, Inc. Class A............              32,931             23,962
     15,800  Staples, Inc. (a)...........................             339,000            327,850
      6,600  Tandy Corp. (with rights)....................            153,050            324,637
     10,800  TJX Companies, Inc...........................            256,720            220,725
      8,400  Toys 'R' Us, Inc. (a).......................             213,497            120,225
      5,200  Tricon Global Restaurants, Inc. (a).........             194,691            200,850
      4,000  V. F. Corp...................................            179,557            120,000
    151,400  Wal-Mart Stores, Inc.........................          4,282,682         10,465,525
     34,200  Walgreen Co..................................            652,898          1,000,350
      4,100  Wendy's International, Inc...................             95,903             84,562
      2,600  Whirlpool Corp...............................            147,551            169,162
      5,100  Winn-Dixie Stores, Inc.......................            201,444            122,081
                                                             ----------------   ----------------
                                                                   27,312,820         37,905,632
                                                             ----------------   ----------------
             CONSUMER DISCRETIONARY - 4.75%
      6,400  Allied Waste Industries Inc..................            112,721             56,400
     10,400  ALLTEL Corp..................................            520,387            859,950
      2,300  American Greetings Corp. Class A............              82,424             54,337
     20,900  Carnival Corp................................            913,214            999,281
     25,944  CBS Corp. (a)...............................             786,753          1,658,794
     11,500  Clear Channel Communications, Inc. (a)......             621,111          1,026,375
     25,500  Comcast Corp. Special Class A...............             532,443          1,281,375
      2,600  Deluxe Corp..................................             88,463             71,337
     70,200  Disney (Walt) Co.............................          2,116,169          2,053,350
      4,300  Donnelley (R.R.) & Sons Co.                              158,798            106,694
      3,100  Dow Jones & Co., Inc.........................            146,178            210,800
      9,500  Gannett Co., Inc.............................            544,376            774,844
      2,400  Harcourt General, Inc........................            100,428             96,600
      1,200  Jostens, Inc.................................             28,563             29,175
      2,800  Knight-Ridder, Inc...........................            142,870            166,600
      6,700  McGraw-Hill Companies, Inc.                              258,205            412,887
     20,600  MediaOne Group, Inc. (a)....................             798,112          1,582,337
      1,800  Meredith Corp................................             58,831             75,037
      5,900  New York Times Co. Class A                               170,119            289,837
     12,300  Nextel Communications, Inc. Class A (a).....             533,633          1,268,437
      2,300  Ryder System, Inc............................             69,169             56,206
     14,550  Sprint Corp. (PCS Group) (a)                             371,820          1,491,375
     44,000  Time Warner, Inc.............................          1,956,106          3,187,250
      2,000  Times Mirror Co. Class A....................             113,966            134,000
      8,100  Tribune Co...................................            250,995            446,006
     23,700  Viacom, Inc. Class B (a)....................             642,190          1,432,369
     21,105  Waste Management, Inc........................            965,333            362,742
                                                             ----------------   ----------------
                                                                   13,083,377         20,184,395
                                                             ----------------   ----------------
             CONSUMER STAPLES - 6.27%
      1,900  Alberto-Culver Co. Class B..................              50,651             49,044
     15,900  Anheuser-Busch Companies, Inc................            834,810          1,126,912
     20,976  Archer-Daniels-Midland Co.                               357,338            255,645
      8,900  Avon Products, Inc...........................            329,266            293,700
      9,500  Bestfoods....................................            451,705            499,344

                                                                                     Market
    Shares                                                       Cost (b)          Value (c)
   --------                                                  ----------------   ----------------
      2,300  Brown-Forman Corp. Class B                      $        128,476   $        131,675
     14,800  Campbell Soup Co.............................            691,288            572,575
      8,000  Clorox Co....................................            353,073            403,000
     84,000  Coca-Cola Co.................................          5,422,148          4,893,000
     14,500  Coca-Cola Enterprises, Inc...................            439,839            291,812
     19,800  Colgate-Palmolive Co.........................            766,653          1,287,000
     16,600  ConAgra, Inc.................................            482,929            374,537
      1,300  Coors (Adolph) Co. Class B...................             58,060             68,250
      5,700  Fortune Brands, Inc..........................            198,902            188,456
     10,400  General Mills, Inc...........................            368,012            371,800
     36,900  Gillette Co..................................          1,742,377          1,519,819
     12,200  Heinz (H.J.) Co..............................            593,580            485,712
      4,700  Hershey Foods Corp...........................            281,098            223,250
      3,600  International Flavors & Fragrances, Inc......            161,471            135,900
     13,800  Kellogg Co...................................            527,970            425,212
     11,100  Nabisco Group Holdings Corp..................            221,829            117,937
      1,400  National Service Industries, Inc.............             55,642             41,300
      9,589  Newell Rubbermaid, Inc.......................            379,596            278,081
     49,800  PepsiCo, Inc.................................          1,766,312          1,755,450
     81,300  Philip Morris Companies, Inc.                          3,400,013          1,885,144
     44,700  Procter & Gamble Co..........................          3,492,239          4,897,444
      4,600  Quaker Oats Co...............................            235,297            301,875
     11,000  Ralston-Ralston Purina Group.................            321,679            306,625
     30,700  Sara Lee Corp................................            740,338            677,319
     14,700  Seagram Co. Ltd..............................            610,992            660,581
      4,700  SUPERVALU, INC...............................             95,833             94,000
     11,300  SYSCO Corp...................................            262,331            447,056
      2,000  Tupperware Corp..............................             59,890             33,875
     19,496  Unilever N.V. NY Shares......................          1,325,629          1,061,314
      5,900  UST, Inc.....................................            179,504            148,606
      4,000  Wrigley (Wm.) Jr. Co.........................            302,167            331,750
                                                             ----------------   ----------------
                                                                   27,688,937         26,635,000
                                                             ----------------   ----------------
             ENERGY & RELATED - 6.09%
      3,100  Amerada Hess Corp............................            168,792            175,925
      4,300  Anadarko Petroleum Corp......................            149,298            146,738
      3,900  Apache Corp..................................            131,590            144,056
     11,000  Atlantic Richfield Co........................            802,863            951,500
     11,200  Baker Hughes, Inc............................            314,070            235,900
      7,305  Burlington Resources, Inc....................            301,546            241,522
     22,300  Chevron Corp.................................          1,763,476          1,931,738
      4,000  CMS Energy Corp..............................            175,528            124,750
      7,300  Coastal Corp.................................            227,954            258,694
      2,800  Columbia Energy Group........................            138,696            177,100
     21,302  Conoco, Inc. Class B.........................            543,910            529,887
      3,300  Consolidated Natural Gas Co..................            178,410            214,294
     12,453  Duke Energy Corp.............................            661,623            624,207
        900  Eastern Enterprises..........................             37,895             51,694
      7,800  El Paso Energy Corp..........................            314,658            302,738
     24,300  Enron Corp...................................            652,481          1,078,313
    117,348  Exxon Mobil Corp.............................          7,406,586          9,453,848
     15,000  Halliburton Co...............................            586,592            603,750
      1,600  NICOR, Inc...................................             59,858             52,000
     11,900  Occidental Petroleum Corp.                               277,783            257,338
      1,100  ONEOK, Inc...................................             34,875             27,638
      1,200  Peoples Energy Corp. (with rights)...........             42,745             40,200

--------------------------------------------------------------------------------

                                                                                     Market
    Shares                                                       Cost (b)          Value (c)
   --------                                                  ----------------   ----------------
      8,600  Phillips Petroleum Co........................   $        384,968   $        404,200
      2,800  Rowan Companies, Inc. (a)                                 55,787             60,725
     73,000  Royal Dutch Petroleum Co. NY Shares..........          3,716,547          4,411,938
     18,600  Schlumberger Ltd.............................          1,019,996          1,046,250
      3,100  Sunoco, Inc..................................            107,904             72,850
     18,800  Texaco, Inc..................................          1,055,907          1,021,075
      5,200  Tosco Corp...................................            138,088            141,375
      8,592  Union Pacific Resources Group, Inc...........            170,897            109,548
      8,200  Unocal Corp..................................            307,169            275,213
     10,500  USX-Marathon Group...........................            313,029            259,219
     14,800  Williams Companies, Inc......................            452,375            452,325
                                                             ----------------   ----------------
                                                                   22,693,896         25,878,548
                                                             ----------------   ----------------
             FINANCE - 17.34%
      5,144  Aetna, Inc...................................            417,937            287,100
      9,000  AFLAC, INC...................................            462,079            424,688
     27,200  Allstate Corp................................          1,044,841            652,800
     15,300  American Express Co..........................          1,402,992          2,543,625
      8,510  American General Corp........................            504,109            645,696
     52,715  American International Group, Inc............          3,450,875          5,699,809
     13,400  AmSouth Bancorporation.......................            366,437            258,788
      8,725  Aon Corp.....................................            326,285            349,000
     24,812  Associates First Capital Corp. Class A.......            766,483            680,779
     57,994  Bank of America Corp.........................          3,738,534          2,910,574
     25,000  Bank of New York Co., Inc....................            716,025          1,000,000
     39,932  Bank One Corp................................          1,926,451          1,280,320
     10,900  BB&T Corp....................................            372,418            298,388
      4,147  Bear Stearns Companies, Inc..................            193,312            177,284
      3,300  Block (H&R), Inc.............................            134,645            144,375
      6,700  Capital One Financial Corp...................            286,463            322,856
     24,536  Cendant Corp. (a)...........................             574,825            651,738
     28,300  Chase Manhattan Corp.........................          1,907,540          2,198,556
      6,000  Chubb Corp...................................            388,440            337,875
      6,400  CIGNA Corp...................................            425,293            515,600
      5,600  Cincinnati Financial Corp....................            235,351            174,650
    114,536  Citigroup, Inc...............................          4,040,739          6,363,907
      5,350  Comerica, Inc................................            289,128            249,778
     11,082  Conseco, Inc.................................            416,254            198,091
      3,800  Countrywide Credit Industries, Inc...........            155,746             95,950
      4,900  Equifax, Inc.................................            168,410            115,456
     34,900  Fannie Mae...................................          1,958,163          2,179,069
     10,325  Fifth Third Bancorp..........................            565,625            757,597
     32,570  First Union Corp.............................          1,593,431          1,068,703
     33,473  Firstar Corp.................................            969,018            707,117
     31,325  FleetBoston Financial Corp.                            1,141,035          1,090,502
      8,600  Franklin Resources, Inc......................            401,133            275,738
     23,700  Freddie Mac..................................          1,045,565          1,115,381
    111,400  General Electric Co..........................          9,141,104         17,239,150
      5,700  Golden West Financial Corp.                              160,883            190,950
      7,700  Hartford Financial Services Group, Inc.......            374,141            364,788
     16,273  Household International, Inc.                            628,873            606,169
      7,828  Huntington Bancshares, Inc.                              223,935            186,894
      3,550  Jefferson-Pilot Corp.........................            199,808            242,288
     15,300  KeyCorp......................................            475,181            338,513

                                                                                     Market
    Shares                                                       Cost (b)          Value (c)
   --------                                                  ----------------   ----------------
      4,100  Lehman Brothers Holdings, Inc................   $        233,349   $        347,219
      6,800  Lincoln National Corp........................            268,207            272,000
      3,700  Loews Corp...................................            336,417            224,544
      8,950  Marsh & McLennan Companies, Inc..............            507,887            856,403
      3,400  MBIA, Inc....................................            211,466            179,563
     27,275  MBNA Corp....................................            570,742            743,244
     17,500  Mellon Financial Corp........................            501,023            596,094
     12,600  Merrill Lynch & Co., Inc.....................            879,263          1,052,100
      3,700  MGIC Investment Corp.........................            172,399            222,694
      6,000  Morgan (J.P.) & Co., Inc.....................            690,646            759,750
     18,915  Morgan Stanley Dean Witter & Co..............          1,281,955          2,700,116
     21,000  National City Corp...........................            667,331            497,438
      7,600  Northern Trust Corp..........................            292,631            402,800
      4,000  Old Kent Financial Corp......................            161,452            141,500
      5,000  Paine Webber Group, Inc......................            214,273            194,063
     10,300  PNC Bank Corp................................            503,976            458,350
      4,100  Price (T. Rowe) Associates, Inc..............            130,806            151,444
      2,500  Progressive Corp.............................            306,616            182,813
      4,850  Providian Financial Corp.....................            249,321            441,653
      7,600  Regions Financial Corp.......................            273,161            190,950
      3,600  Republic New York Corp.......................            192,541            259,200
      4,500  SAFECO Corp..................................            198,045            111,938
     27,800  Schwab (Charles) Corp........................            579,446          1,066,825
      5,500  SLM Holding Corp.............................            256,412            232,375
      5,700  SouthTrust Corp..............................            226,925            215,531
      7,758  St. Paul Companies, Inc......................            281,456            261,348
      5,500  State Street Corp............................            346,575            401,844
      6,000  Summit Bancorp...............................            273,477            183,750
     10,900  SunTrust Banks, Inc..........................            740,183            750,056
      9,250  Synovus Financial Corp. (with rights)........            201,083            183,844
      4,500  Torchmark Corp...............................            147,665            130,781
     24,871  U.S. Bancorp.................................            825,273            592,241
      4,900  Union Planters Corp..........................            235,503            193,244
      8,166  UnumProvident Corp...........................            387,807            261,822
      6,900  Wachovia Corp................................            530,484            469,200
     19,772  Washington Mutual, Inc.......................            767,530            514,072
     56,100  Wells Fargo Co...............................          1,909,922          2,268,544
                                                             ----------------   ----------------
                                                                   60,142,755         73,651,895
                                                             ----------------   ----------------
             HEALTH CARE - 8.99%
     51,800  Abbott Laboratories..........................          1,939,204          1,880,988
      4,400  Allergan, Inc................................            121,553            218,900
      3,500  ALZA Corp. (a)..............................             145,828            121,188
     44,500  American Home Products Corp..................          2,011,892          1,754,969
     34,800  Amgen, Inc. (a).............................             713,137          2,090,175
      1,700  Bard (C.R.), Inc.............................             66,283             90,100
      2,000  Bausch & Lomb, Inc...........................             97,830            136,875
      9,900  Baxter International, Inc. (with rights).....            562,796            621,844
      8,500  Becton, Dickinson and Co.....................            252,734            227,375
      3,800  Biomet, Inc..................................            107,812            152,000
     14,100  Boston Scientific Corp. (a).................             425,564            308,438
     67,600  Bristol-Myers Squibb Co......................          3,378,072          4,339,075
      9,300  Cardinal Health, Inc.........................            577,929            445,238
     19,250  Columbia/HCA Healthcare Corp.................            521,727            564,266

FORTIS SERIES FUND, INC.
S&P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                     Market
    Shares                                                       Cost (b)          Value (c)
   --------                                                  ----------------   ----------------
     10,300  Guidant Corp. (a)...........................    $        369,460   $        484,100
     14,100  HEALTHSOUTH Corp. (a).......................             291,046             75,788
      5,700  Humana, Inc. (a)............................             109,130             46,669
     47,300  Johnson & Johnson............................          3,476,525          4,404,813
     37,200  Lilly (Eli) & Co. (with rights)..............          2,379,482          2,473,800
      2,400  Mallinckrodt, Inc............................             79,843             76,350
      3,600  Manor Care, Inc. (a)........................             105,589             57,600
      9,618  McKesson HBOC, Inc...........................            638,033            217,006
     39,900  Medtronic, Inc...............................          1,169,630          1,453,856
     79,400  Merck & Co., Inc.............................          4,915,979          5,324,763
    131,900  Pfizer, Inc. (with rights)...................          3,783,129          4,278,506
     17,200  Pharmacia & Upjohn, Inc......................            763,599            774,000
     50,000  Schering-Plough Corp.........................          1,869,875          2,109,375
      9,300  Service Corp. International..................            282,684             64,519
      3,400  Sigma-Aldrich Corp...........................            110,352            102,213
      2,900  St. Jude Medical, Inc. (a)..................              97,491             88,994
     10,600  Tenet Healthcare Corp. (a)..................             282,550            249,100
      5,900  United HealthCare Corp.......................            304,507            313,438
     29,100  Warner-Lambert Co............................          1,575,945          2,384,381
      3,300  Watson Pharmaceuticals, Inc. (a)............             143,404            118,181
      2,200  Wellpoint Health Networks, Inc. (a).........             189,827            145,063
                                                             ----------------   ----------------
                                                                   33,860,441         38,193,946
                                                             ----------------   ----------------
             METAL & MINING - 0.85%
      7,700  Alcan Aluminium Ltd..........................            234,245            317,144
     12,500  Alcoa, Inc...................................            519,154          1,037,500
      3,246  Allegheny Technologies, Inc.                             135,986             72,832
      1,000  Ball Corp....................................             39,046             39,375
     13,300  Barrick Gold Corp............................            276,893            235,244
      4,500  Bethlehem Steel Corp. (a)...................              44,597             37,688
      4,200  Crown Cork & Seal Co., Inc.                              180,303             93,975
      5,600  Freeport-McMoRan Copper & Gold, Inc. (a).....            115,669            118,300
      8,900  Homestake Mining Co..........................             99,288             69,531
      6,500  Inco Ltd. (a)...............................             130,774            152,750
      5,701  Newmont Mining Corp..........................            161,214            139,675
      3,000  Nucor Corp...................................            149,082            164,438
      5,300  Owens-Illinois, Inc. (a)....................             183,236            132,831
      2,660  Phelps Dodge Corp............................            153,673            178,553
     11,100  Placer Dome, Inc.............................            158,496            119,325
      2,100  Reynolds Metals Co...........................            124,978            160,913
     10,808  Transocean Sedco Forex, Inc..................            363,361            364,108
      3,000  USX-U.S. Steel Group.........................             89,359             99,000
      3,100  Worthington Industries, Inc.                              53,213             51,344
                                                             ----------------   ----------------
                                                                    3,212,567          3,584,526
                                                             ----------------   ----------------
             TRANSPORTATION - 0.68%
      5,100  AMR Corp. (a)...............................             313,696            341,700
     15,800  Burlington Northern Santa Fe Corp............            493,860            383,150
      7,400  CSX Corp. (with rights)......................            356,962            232,175
      4,800  Delta Air Lines, Inc.........................            257,674            239,100
     10,160  FDX Corp. (a)...............................             350,621            415,925

                                                                                     Market
    Shares                                                       Cost (b)          Value (c)
   --------                                                  ----------------   ----------------
      3,800  Kansas City Southern Industries, Inc.........   $        214,827   $        283,575
     12,900  Norfolk Southern Corp........................            398,151            264,450
     17,137  Southwest Airlines Co........................            222,804            277,405
      8,400  Union Pacific Corp...........................            470,768            366,450
      2,500  US Airways Group, Inc. (a)..................             136,493             80,156
                                                             ----------------   ----------------
                                                                    3,215,856          2,884,086
                                                             ----------------   ----------------
             UTILITIES - 8.44%
      7,000  AES Corp. (a)...............................             296,805            523,250
      4,700  Ameren Corp..................................            182,213            153,925
      6,600  American Electric Power Co., Inc.............            287,726            212,025
    108,802  AT&T Corp....................................          4,194,665          5,521,702
     52,818  Bell Atlantic Corp...........................          2,409,330          3,251,608
     64,200  BellSouth Corp...............................          2,080,509          3,005,363
      5,400  Carolina Power & Light Co....................            210,767            164,363
      7,200  Central & South West Corp....................            180,269            144,000
      4,700  CenturyTel, Inc..............................            209,647            222,663
      5,400  Cinergy Corp.................................            177,518            130,275
      7,600  Consolidated Edison, Inc.....................            301,481            262,200
      5,100  Constellation Energy Group                               146,218            147,900
      6,500  Dominion Resources, Inc......................            263,158            255,125
      4,900  DTE Energy Co................................            175,654            153,738
     11,800  Edison International.........................            294,139            309,013
      8,400  Entergy Corp.................................            231,582            216,300
      8,000  FirstEnergy Corp.............................            217,776            181,500
      3,300  Florida Progress Corp........................            139,955            139,631
      6,100  FPL Group, Inc...............................            330,473            261,156
     26,190  Global Crossing Ltd. (a)....................             559,398          1,309,500
      4,300  GPU, Inc.....................................            161,459            128,731
     33,400  GTE Corp.....................................          1,839,347          2,356,788
     96,336  MCI WorldCom, Inc. (a)......................           3,402,530          5,111,829
      3,900  New Century Energies, Inc....................            177,771            118,463
      6,400  Niagara Mohawk Holdings, Inc. (a)...........              83,905             89,200
      5,200  Northern States Power Co.....................            133,739            101,400
      6,400  PECO Energy Co...............................            193,017            222,400
     13,100  PG&E Corp....................................            372,176            268,550
      2,900  Pinnacle West Capital Corp.                              108,372             88,631
      5,400  PP&L Resources, Inc..........................            132,816            123,525
      7,500  Public Service Enterprise Group, Inc.........            241,590            261,094
     10,074  Reliant Energy, Inc..........................            257,861            230,443
    116,236  SBC Communications, Inc......................          4,361,265          5,666,505
      8,155  Sempra Energy................................            200,397            141,693
     23,300  Southern Co..................................            580,723            547,550
     29,500  Sprint Corp. (FON Group).....................            952,831          1,985,719
      9,402  Texas Utilities Co...........................            386,378            334,359
     17,219  U S WEST, Inc................................            798,884          1,239,768
      7,400  Unicom Corp..................................            234,961            247,900
                                                             ----------------   ----------------
                                                                   27,509,305         35,829,785
                                                             ----------------   ----------------
             TOTAL COMMON STOCKS..........................   $    306,697,629   $    418,990,134
                                                             ================   ================

SHORT-TERM INVESTMENTS - 1.37%
--------------------------------------------------------------------------------

   Principal                                                        Market
     Amount                                                       Value (c)
   ----------                                                  ----------------
               BANKS - 1.17%
   $4,953,224  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.30%........   $      4,953,224
                                                               ----------------
               U.S. TREASURY BILLS - 0.20%
     870,000   US Treasury Bill, 5.34% 3-23-2000 (e)........            860,198
                                                               ----------------
               TOTAL SHORT-TERM INVESTMENTS.................          5,813,422
                                                               ----------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $312,511,051) (b)..........................   $    424,803,556
                                                               ================

 (a) Presently not paying dividend income.
 (b) At December 31, 1999, the cost of securities for federal income tax purposes was $312,651,729 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $137,630,782
Unrealized depreciation..........................................  (25,478,955)
-----------------------------------------------------------------------------
Net unrealized appreciation......................................  $112,151,827
-----------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.41% of total net assets as of December 31, 1999.
 (e) Security pledged as initial margin deposit for open financial futures position detailed below:

FINANCIAL FUTURES-LONG
                                                                             Market                  Unrealized
                                                                             Value                   Appreciation/
                                                              Number of    Covered by                (Depreciation)
Issuer                                                        Contract(s)  Contract(s)  Expiration   at 12/31/99
----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500.......................................      16       $5,936,800   March 2000    $130,825

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES
Schedule of Investments
December 31, 1999

COMMON STOCKS-96.77%
--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
             ADVERTISING-PUBLIC
             RELATIONS - 1.07%
     30,400  Omnicom Group, Inc...........................   $     1,513,702   $     3,040,000
                                                             ---------------   ---------------
             BANKS - 5.28%
     19,900  Bank of America Corp.........................         1,338,352           998,731
     70,700  Bank of New York Company, Inc................         2,298,897         2,828,000
     22,800  Chase Manhattan Corp.........................         1,419,663         1,771,275
     93,500  Firstar Corp.................................         2,344,592         1,975,187
     73,400  Mellon Financial Corp........................         2,118,959         2,500,187
     14,500  State Street Corp............................         1,106,477         1,059,406
     95,600  Wells Fargo Co...............................         3,314,520         3,865,825
                                                             ---------------   ---------------
                                                                  13,941,460        14,998,611
                                                             ---------------   ---------------
             BEVERAGE - 0.98%
     12,500  Coca-Cola Co.................................           717,117           728,125
     58,100  PepsiCo, Inc.................................         2,098,883         2,048,025
                                                             ---------------   ---------------
                                                                   2,816,000         2,776,150
                                                             ---------------   ---------------
             BIOMEDICS, GENETICS RESEARCH AND DEVELOPMENT
             - 1.41%
     25,800  Amgen, Inc. (with rights) (a)................           875,800         1,549,612
      3,000  Biogen, Inc. (a).............................           144,809           253,500
     16,300  Genentech, Inc. (a)..........................           930,050         2,192,350
                                                             ---------------   ---------------
                                                                   1,950,659         3,995,462
                                                             ---------------   ---------------
             BROADCASTING - 0.70%
     21,800  AT&T Corp. - Liberty Media Group (a).........           932,652         1,237,150
     29,800  Fox Entertainment Group Class A (a)..........           798,770           743,137
                                                             ---------------   ---------------
                                                                   1,731,422         1,980,287
                                                             ---------------   ---------------
             BROKERAGE AND
             INVESTMENT - 0.17%
      5,000  Goldman Sachs Group, Inc.....................           265,000           470,937
                                                             ---------------   ---------------
             BUILDING MATERIALS - 0.38%
     42,400  Masco Corp...................................         1,146,439         1,075,900
                                                             ---------------   ---------------
             BUSINESS SERVICES - 2.11%
     47,000  Automatic Data Processing, Inc.                       1,451,941         2,532,125
     10,400  Ceridian Corp. (a)...........................           306,367           224,250
     48,900  First Data Corp..............................         1,872,121         2,411,381
     30,700  IMS Health, Inc..............................           813,696           834,656
                                                             ---------------   ---------------
                                                                   4,444,125         6,002,412
                                                             ---------------   ---------------
             CABLE TELEVISION - 1.51%
     25,600  Comcast Corp. Special Class A (a)............           952,963         1,286,400
     39,300  MediaOne Group, Inc. (a).....................         2,238,991         3,018,731
                                                             ---------------   ---------------
                                                                   3,191,954         4,305,131
                                                             ---------------   ---------------
             CHEMICALS - 0.23%
     16,800  Great Lakes Chemical Corp.(with rights)......           733,781           641,550
                                                             ---------------   ---------------
             COMPUTER-COMMUNICATION EQUIPMENT - 2.22%
      4,300  3Com Corp. (a)...............................           202,102           202,100
     57,150  Cisco Systems, Inc. (a)......................         2,104,083         6,122,194
                                                             ---------------   ---------------
                                                                   2,306,185         6,324,294
                                                             ---------------   ---------------

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
             COMPUTER-HARDWARE - 3.71%
     70,000  Dell Computer Corp. (a)......................   $     2,469,098   $     3,570,000
     14,400  EMC Corp. (a)................................           377,132         1,573,200
     24,700  Hewlett-Packard Co...........................         1,899,857         2,814,256
      4,600  International Business Machines Corp.........           489,585           496,800
     27,100  Sun Microsystems, Inc. (a)...................           720,179         2,098,556
                                                             ---------------   ---------------
                                                                   5,955,851        10,552,812
                                                             ---------------   ---------------
             COMPUTER-SOFTWARE - 11.39%
     59,500  America Online, Inc. (a).....................         2,162,093         4,488,531
     34,600  BMC Software, Inc. (a).......................         1,588,806         2,765,837
     12,300  Citrix Systems, Inc. (a).....................           679,134         1,512,900
     36,600  Computer Associates International, Inc.......         2,133,842         2,559,712
     96,000  Microsoft Corp. (a)..........................         5,858,984        11,208,000
     41,200  Oracle Corp. (a).............................         1,552,177         4,616,975
     46,900  Parametric Technology Corp. (a)..............           766,782         1,269,231
     12,800  VERITAS Software Corp. (a)...................           598,766         1,832,000
      4,900  Yahoo!, Inc. (a).............................           969,870         2,120,169
                                                             ---------------   ---------------
                                                                  16,310,454        32,373,355
                                                             ---------------   ---------------
             CONSUMER GOODS - 1.57%
     17,700  Colgate-Palmolive Co.........................           763,226         1,150,500
     50,900  Kimberly-Clark Corp..........................         2,822,258         3,321,225
                                                             ---------------   ---------------
                                                                   3,585,484         4,471,725
                                                             ---------------   ---------------
             COSMETICS AND SUNDRIES - 0.01%
        400  Gillette Co..................................            24,793            16,475
                                                             ---------------   ---------------
             DIVERSIFIED COMPANIES - 2.04%
          4  Berkshire Hathaway, Inc. Class A (a).........           239,699           224,400
          4  Berkshire Hathaway, Inc. Class B (a).........             8,941             7,320
    143,272  Tyco International Ltd.......................         4,085,251         5,569,699
                                                             ---------------   ---------------
                                                                   4,333,891         5,801,419
                                                             ---------------   ---------------
             DRUGS - 8.68%
     47,700  American Home Products Corp.                          2,280,738         1,881,169
     62,400  Bristol-Myers Squibb Co......................         3,590,864         4,005,300
     30,200  Eli Lilly & Co...............................         2,214,989         2,008,300
     31,400  Johnson & Johnson............................         2,436,118         2,924,125
     46,600  Merck & Co., Inc.............................         2,875,518         3,125,112
     95,400  Pfizer, Inc. (with rights)...................         2,838,024         3,094,537
     59,600  Schering-Plough Corp.........................         2,385,471         2,514,375
     62,600  Warner-Lambert Co............................         3,922,626         5,129,287
                                                             ---------------   ---------------
                                                                  22,544,348        24,682,205
                                                             ---------------   ---------------
             ELECTRIC-PRODUCTS - 0.60%
     29,700  Honeywell International, Inc.................         1,364,160         1,713,319
                                                             ---------------   ---------------
             ELECTRICAL EQUIPMENT - 2.37%
     43,600  General Electric Co..........................         4,002,224         6,747,100
                                                             ---------------   ---------------
             ELECTRICAL-COMPONENTS AND PARTS - 0.33%
      1,700  Analog Devices, Inc. (a).....................           142,601           158,100
     17,100  Flextronics International Ltd. (a)                      747,726           786,600
                                                             ---------------   ---------------
                                                                     890,327           944,700
                                                             ---------------   ---------------
             ELECTRONIC-COMPONENTS - 0.62%
     18,600  Solectron Corp. (a)..........................           965,572         1,769,325
                                                             ---------------   ---------------

--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
             ELECTRONIC-CONTROLS AND EQUIPMENT - 2.11%
     21,800  Applied Materials, Inc. (a)..................   $     1,451,010   $     2,761,787
     68,800  Maxim Integrated Products, Inc. (a)..........         1,454,014         3,246,500
                                                             ---------------   ---------------
                                                                   2,905,024         6,008,287
                                                             ---------------   ---------------
             ELECTRONIC-SEMICONDUCTOR AND CAPACITOR -
             4.39%
     28,700  Altera Corp. (a).............................           999,849         1,422,444
     63,900  Intel Corp...................................         3,520,140         5,259,769
      7,400  JDS Uniphase Corp. (a).......................           864,872         1,193,712
     30,100  Texas Instruments, Inc.......................         1,278,336         2,915,937
     37,200  Xilinx, Inc. (a).............................           858,723         1,691,438
                                                             ---------------   ---------------
                                                                   7,521,920        12,483,300
                                                             ---------------   ---------------
             FINANCIAL SERVICES - 10.42%
     21,500  American Express Co..........................         2,157,229         3,574,375
     36,800  Associates First Capital Corp. Class A.......         1,406,689         1,009,700
     46,400  Capital One Financial Corp...................         1,642,523         2,235,900
    157,173  Citigroup, Inc...............................         5,509,359         8,732,925
      2,900  Concord EFS, Inc. (a)........................            74,256            74,675
     53,300  Fannie Mae...................................         3,117,077         3,327,919
    121,200  Freddie Mac..................................         5,948,265         5,703,975
     25,600  Marsh & McLennan Companies, Inc..............         1,700,980         2,449,600
     16,600  Morgan Stanley Dean Witter & Co..............         1,243,572         2,369,650
      1,500  Providian Financial Corp.....................           161,898           136,594
                                                             ---------------   ---------------
                                                                  22,961,848        29,615,313
                                                             ---------------   ---------------
             FOOD - 0.21%
      2,100  Quaker Oats Co...............................           141,826           137,813
     27,040  U.S. Foodservice (a).........................           485,304           452,920
                                                             ---------------   ---------------
                                                                     627,130           590,733
                                                             ---------------   ---------------
             FREIGHT CARRIERS - 0.15%
      6,300  United Parcel Service, Inc. Class B..........           315,000           434,700
                                                             ---------------   ---------------
             HEALTH CARE SERVICES - 1.43%
     54,400  United HealthCare Corp.......................         2,877,547         2,890,000
     18,000  Wellpoint Health Networks, Inc. (a)..........         1,391,106         1,186,875
                                                             ---------------   ---------------
                                                                   4,268,653         4,076,875
                                                             ---------------   ---------------
             HOUSEHOLD PRODUCTS - 0.68%
     17,700  Procter & Gamble Co..........................         1,504,677         1,939,256
                                                             ---------------   ---------------
             INSURANCE - 1.46%
     53,100  Ace Ltd......................................         1,438,425           886,106
      4,200  American General Corp........................           313,500           318,675
     12,400  American International Group, Inc............         1,067,751         1,340,750
      4,200  CIGNA Corp...................................           346,960           338,363
      2,050  UnumProvident Corp...........................           120,044            65,728
     22,876  XL Capital Limited Class A...................         1,432,863         1,186,693
                                                             ---------------   ---------------
                                                                   4,719,543         4,136,315
                                                             ---------------   ---------------

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
             LEISURE TIME-
             AMUSEMENTS - 0.11%
      4,200  Carnival Corp................................   $       155,656   $       200,813
      4,200  Disney (Walt) Co.............................           164,086           122,850
                                                             ---------------   ---------------
                                                                     319,742           323,663
                                                             ---------------   ---------------
             MACHINERY-TOOLS - 0.62%
     36,500  Danaher Corp.................................         1,270,878         1,761,125
                                                             ---------------   ---------------
             MEDIA - 4.65%
     78,800  CBS Corp. (a)................................         2,614,687         5,038,275
     29,300  Clear Channel Communications, Inc. (a).......         1,755,219         2,615,025
     49,900  Infinity Broadcasting Corp. Class A (a)......         1,140,512         1,805,756
     51,700  Time Warner, Inc.............................         2,366,846         3,745,019
                                                             ---------------   ---------------
                                                                   7,877,264        13,204,075
                                                             ---------------   ---------------
             MEDICAL SUPPLIES - 0.53%
     23,900  Baxter International, Inc. (with rights).....         1,581,913         1,501,219
                                                             ---------------   ---------------
             MEDICAL TECHNOLOGY - 0.03%
      2,000  Medtronic, Inc. (with rights)................            68,332            72,875
                                                             ---------------   ---------------
             OIL AND GAS FIELD SERVICES - 0.42%
     29,600  Halliburton Co...............................         1,210,042         1,191,400
                                                             ---------------   ---------------
             OIL-CRUDE PETROLEUM AND GAS - 3.49%
     12,100  Amerada Hess Corporation.....................           762,737           686,675
     34,600  BP Amoco plc ADR.............................         1,543,826         2,052,213
     22,900  Chevron Corp.................................         2,022,010         1,983,713
     44,980  Exxon Mobil Corp.............................         2,745,197         3,623,701
     26,100  Royal Dutch Petroleum Co. NY Shares..........         1,579,045         1,577,419
                                                             ---------------   ---------------
                                                                   8,652,815         9,923,721
                                                             ---------------   ---------------
             PHOTOGRAPHIC - 0.27%
     11,800  Eastman Kodak Co.............................           876,375           781,750
                                                             ---------------   ---------------
             PRINTING - 0.17%
      5,500  Lexmark International Group Class A (a)......           487,602           497,750
                                                             ---------------   ---------------
             PUBLISHING - 0.42%
     21,900  Tribune Co...................................           739,390         1,205,869
                                                             ---------------   ---------------
             RAILROAD AND RAILROAD EQUIPMENT - 0.44%
     16,900  Kansas City Southern Industries, Inc.........           991,063         1,261,163
                                                             ---------------   ---------------
             REAL ESTATE-INVESTMENT
             TRUST - 0.30%
     35,800  Starwood Hotels & Resorts Worldwide, Inc.....         1,073,735           841,300
                                                             ---------------   ---------------
             RESTAURANTS AND
             FRANCHISING - 0.52%
     36,400  McDonald's Corp..............................         1,293,024         1,467,375
                                                             ---------------   ---------------
             RETAIL-DEPARTMENT STORES - 0.64%
     24,600  Dayton Hudson Corp...........................         1,469,523         1,806,563
                                                             ---------------   ---------------
             RETAIL-DISCOUNT STORES - 1.82%
     74,700  Wal-Mart Stores, Inc.........................         2,330,314         5,163,638
                                                             ---------------   ---------------

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
             RETAIL-GROCERY - 1.58%
     92,400  Kroger Co. (a)...............................   $     2,213,835   $     1,744,050
     77,300  Safeway, Inc. (a)............................         2,943,241         2,748,981
                                                             ---------------   ---------------
                                                                   5,157,076         4,493,031
                                                             ---------------   ---------------
             RETAIL-SPECIALTY - 2.26%
     50,042  CVS Corp.....................................         1,870,693         1,998,552
     64,500  Home Depot, Inc..............................         1,927,094         4,422,281
                                                             ---------------   ---------------
                                                                   3,797,787         6,420,833
                                                             ---------------   ---------------
             SHOES AND LEATHER - 0.37%
     21,200  Nike, Inc. Class B...........................         1,265,713         1,050,725
                                                             ---------------   ---------------
             TELECOMMUNICATION
             EQUIPMENT - 2.50%
     13,500  Motorola, Inc................................         1,232,653         1,987,875
     12,500  Nextel Communications, Inc. (a)..............           757,683         1,289,063
     17,400  Nokia Corp. ADR..............................         1,035,083         3,306,000
      8,100  Tellabs, Inc. (a)............................           432,802           519,919
                                                             ---------------   ---------------
                                                                   3,458,221         7,102,857
                                                             ---------------   ---------------
             TELECOMMUNICATIONS - 3.38%
     30,900  Corning, Inc.................................         1,786,532         3,984,169
     43,580  Lucent Technologies, Inc.....................         2,288,213         3,260,329

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
     47,500  Vodafone AirTouch plc ADR....................   $     1,165,917   $     2,351,250
                                                             ---------------   ---------------
                                                                   5,240,662         9,595,748
                                                             ---------------   ---------------
             TELEPHONE SERVICES - 3.41%
     14,200  Alltel Corp..................................           634,485         1,174,163
     10,400  GTE Corp.....................................           678,781           733,850
     86,296  MCI WorldCom, Inc. (a).......................         2,895,870         4,579,082
     20,600  SBC Communications, Inc......................           973,562         1,004,250
     32,700  Sprint Corp..................................         1,775,591         2,201,119
                                                             ---------------   ---------------
                                                                   6,958,289         9,692,464
                                                             ---------------   ---------------
             TOBACCO - 0.39%
     47,800  Philip Morris Companies, Inc.................         2,052,850         1,108,363
                                                             ---------------   ---------------
             TOYS - 0.14%
     21,200  Hasbro, Inc..................................           532,544           404,125
                                                             ---------------   ---------------
             WASTE DISPOSAL - 0.08%
     12,700  Waste Management, Inc........................           570,499           218,281
                                                             ---------------   ---------------
             TOTAL COMMON STOCKS..........................       198,117,279       275,057,861
                                                             ===============   ===============

SHORT-TERM INVESTMENTS - 3.57%
--------------------------------------------------------------------------------

   Principal                                                       Market
     Amount                                                       Value (c)
   ----------                                                  ---------------
               FINANCIAL SERVICES - 1.93%
   $2,000,000  Corporate Asset Funding Co., 6.14% 1-24-2000
                 (e)........................................   $     1,992,066
   1,000,000   General Electric Capital, 6.29% 1-26-2000....           995,903
   2,500,000   Falcon Asset Security Corp., 6.87% 1-7-2000
                 (e)........................................         2,496,719
                                                               ---------------
                                                                     5,484,688
                                                               ---------------
               INSURANCE - 0.70%
   2,000,000   Jefferson-Pilot Corp., 6.12% 2-24-2000 (e)...         1,981,819
                                                               ---------------
               INVESTMENT COMPANY - 0.59%
   1,668,267   First American Prime Obligation Fund, Current
                 rate - 5.47%...............................         1,668,267
                                                               ---------------
               UTILITIES-ELECTRIC - 0.35%
   1,000,000   Consolidated Edison Co., 6.78% 1-14-2000
                 (e)........................................           997,414
                                                               ---------------
               TOTAL SHORT-TERM INVESTMENTS.................        10,132,188
                                                               ---------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $208,249,467) (b)..........................   $   285,190,049
                                                               ===============

 (a) Presently not paying dividend income.
 (b) At December 31, 1999, the cost of securities for federal income tax purposes was $208,678,409 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $82,907,003
Unrealized depreciation.....................................   (6,395,363)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $76,511,640
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.27% of total net assets as of December 31, 1999.
 (e) Commercial paper sold within the terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These securities have been determined to be illiquid under the guidelines established by the Board of Directors.

Year Acquired    Shares/Par    Security                                                      Cost Basis
-------------    ----------    --------                                                      ----------
1999              1,000,000    Consolidated Edison Co. due 2000 - 4(2)                       $  997,414
1999              2,000,000    Corporate Asset Funding Co. due 2000 - 4(2)                    1,992,066
1999              2,500,000    Falcon Asset Security Corp. due 2000 - 4(2)                    2,496,719
1999              2,000,000    Jefferson-Pilot Corp. due 2000 - 4(2)                          1,981,819

       The aggregate value of these securities at December 31, 1999, was $7,468,018, which represents 2.63% of total net assets.

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES
Schedule of Investments
December 31, 1999

COMMON STOCKS-97.40%
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             AUSTRALIA-1.96%
   215,470   Broken Hill Proprietary Co.
               Ltd. -- METALS-MINING AND MISCELLANEOUS....   $  2,113,688   $  2,820,213
                                                             ------------   ------------
             DENMARK-1.56%
    30,300   Tele Danmark A/S -- TELEPHONE SERVICES.......      1,782,626      2,240,545
                                                             ------------   ------------
             FINLAND-1.60%
    76,800   Merita plc Class A -- BANKS..................        393,689        450,358
    46,200   UPM-Kymmene Oyj -- PAPER.....................      1,356,163      1,852,435
                                                             ------------   ------------
                                                                1,749,852      2,302,793
                                                             ------------   ------------
             FRANCE-14.19%
    16,600   Alcatel S.A. -- TELECOMMUNICATIONS...........      1,884,765      3,793,883
    63,095   Aventis S.A. -- DRUGS........................      2,621,129      3,649,312
    14,400   Axa -- FINANCIAL SERVICES....................      1,091,986      1,997,743
    24,500   Banque Nationale de Paris -- BANKS...........      1,218,230      2,249,586
     8,310   Compagnie de Saint-Gobain -- BUILDING
               MATERIALS..................................      1,170,966      1,555,200
    20,900   Michelin (C.G.D.E.) Class B -- RUBBER AND
               PLASTIC....................................      1,182,683        817,056
     8,000   Suez Lyonnaise des Eaux
               S.A. -- UTILITIES-WATER AND SEWER..........      1,053,361      1,275,854
    20,007   Total Fina S.A. Class B -- OIL-CRUDE
               PETROLEUM AND GAS..........................      1,479,983      2,657,289
    27,054   Vivendi -- TELECOMMUNICATIONS................      1,417,945      2,431,211
                                                             ------------   ------------
                                                               13,121,048     20,427,134
                                                             ------------   ------------
             GERMANY-10.06%
     5,774   Allianz AG -- INSURANCE......................      1,891,475      1,930,250
    22,169   DaimlerChrysler AG  -- AUTOMOBILE
               MANUFACTURERS..............................      1,550,921      1,731,109
    83,600   Deutsche Lufthansa AG -- AIRLINES............      1,730,416      1,969,315
    15,632   Deutsche Telekom AG -- TELECOMMUNICATIONS....        782,543      1,094,516
    29,974   Metro AG -- CONSUMER GOODS...................      1,566,730      1,631,494
    24,800   Siemens AG -- ELECTRONIC-CONTROLS AND
               EQUIPMENT..................................      1,818,583      3,157,158
    44,400   Thyssen Krupp AG -- BUILDING MATERIALS.......        924,349      1,368,576
    33,100   Veba AG -- UTILITIES-ELECTRIC................      1,805,471      1,609,202
                                                             ------------   ------------
                                                               12,070,488     14,491,620
                                                             ------------   ------------
             ITALY-2.44%
   238,900   ENI S.p.A. -- OIL-REFINING...................      1,342,480      1,307,524
   107,400   San Paolo IMI S.p.A. -- BANKS................      1,603,267      1,452,303
   124,000   Telecom Italia S.p.A -- TELEPHONE SERVICES...        681,826        752,000
                                                             ------------   ------------
                                                                3,627,573      3,511,827
                                                             ------------   ------------
             JAPAN-25.49%
   150,000   Asahi Breweries Ltd. -- BEVERAGE.............      2,023,937      1,638,415
    76,000   Canon, Inc. -- OFFICE EQUIPMENT AND
               SUPPLIES...................................      2,046,525      3,014,606
   127,000   Fuji Bank Ltd. -- BANKS......................      1,223,675      1,232,094
   149,000   Industrial Bank of Japan Ltd. -- BANKS.......      1,210,553      1,433,882
       136   Japan Tobacco, Inc. -- TOBACCO...............      1,022,518      1,039,050
    64,000   KAO Corp. -- HOUSEHOLD PRODUCTS..............      1,438,996      1,822,676
     7,200   Nintendo Co. Ltd. -- TOYS....................        619,119      1,194,431
       142   Nippon Telegraph & Telephone
               Corp. -- TELEPHONE SERVICES................      1,490,905      2,427,825
   386,000   Nissan Motor Co. Ltd. -- AUTOMOBILE
               MANUFACTURERS..............................      1,441,320      1,516,018
       113   NTT Mobile Communications Network,
               Inc. -- TELECOMMUNICATIONS.................        825,910      4,338,723
    17,100   Orix Corp. -- LEASING........................        816,725      3,845,850
    16,900   Promise Co. Ltd. -- FINANCIAL SERVICES.......        787,630        858,580
    54,000   Sankyo Co. Ltd. -- DRUGS.....................      1,215,707      1,107,909
    20,200   Sony Corp. -- ELECTRONIC-COMPONENTS..........      1,635,831      5,979,776
   288,000   Sumitomo Trust & Banking Co. Ltd. -- BANKS...      1,341,906      1,941,478
    24,000   TDK Corp. -- COMPUTER-HARDWARE...............      2,259,212      3,308,485
                                                             ------------   ------------
                                                               21,400,469     36,699,798
                                                             ------------   ------------

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             NETHERLANDS-3.98%
    31,350   Heineken N.V. -- BEVERAGE....................   $    990,739   $  1,521,610
    39,400   ING Groep NV -- BANKS........................      2,226,976      2,367,303
    13,576   Koninklijke Philips Electronics
               NV -- ELECTRIC-PRODUCTS....................        806,742      1,837,158
                                                             ------------   ------------
                                                                4,024,457      5,726,071
                                                             ------------   ------------
             PORTUGAL-1.02%
   134,600   Portugal Telecom
               S.A. -- TELECOMMUNICATIONS.................      1,305,470      1,469,312
                                                             ------------   ------------
             SINGAPORE-2.43%
   194,000   Oversea-Chinese Banking Corp.
               Ltd. -- BANKS..............................      1,460,458      1,781,633
   194,304   United Overseas Bank -- BANKS................        945,171      1,714,447
                                                             ------------   ------------
                                                                2,405,629      3,496,080
                                                             ------------   ------------
             SPAIN-4.46%
   102,000   Endesa S.A. -- ELECTRIC-PRODUCTS.............      2,328,934      2,015,245
   177,244   Telefonica S.A. -- TELECOMMUNICATIONS........      1,595,474      4,406,200
                                                             ------------   ------------
                                                                3,924,408      6,421,445
                                                             ------------   ------------
             SWEDEN-3.02%
    81,100   Electrolux AB Class B -- HOUSEHOLD
               PRODUCTS...................................      1,236,112      2,031,535
    97,000   Nordbanken Holding AB -- BANKS...............        554,770        567,716
    93,800   Svenska Handelsbanken Class A -- BANKS.......        789,945      1,174,833
    22,600   Volvo AB Class B -- AUTOMOBILE
               MANUFACTURERS..............................        702,197        581,997
                                                             ------------   ------------
                                                                3,283,024      4,356,081
                                                             ------------   ------------
             SWITZERLAND-3.81%
    18,864   ABB Ltd. (a) -- ELECTRICAL EQUIPMENT.........      1,929,651      2,295,194
       150   Roche Holding AG -- DRUGS....................      1,788,832      1,771,100
     2,510   Zurich Allied AG -- INSURANCE................      1,086,403      1,423,802
                                                             ------------   ------------
                                                                4,804,886      5,490,096
                                                             ------------   ------------
             UNITED KINGDOM-21.38%
    82,700   Allied Zurich plc  -- INSURANCE..............        964,830        978,331
    51,463   AstraZeneca plc -- DRUGS.....................      2,049,511      2,129,974
   211,400   BP Amoco plc -- OIL-MISCELLANEOUS............      1,532,715      2,124,347
   263,132   British Aerospace plc -- AEROSPACE AND
               EQUIPMENT..................................      1,347,721      1,736,648
   191,400   British American Tobacco plc -- TOBACCO......      1,451,339      1,068,110
   122,550   British Energy plc -- UTILITIES-ELECTRIC.....        958,617        703,643
   136,800   British Energy plc A
               shares -- UTILITIES-ELECTRIC...............        126,951        119,060
   150,820   Cadbury Schweppes plc -- FOOD................        792,900        909,106
   148,214   Diageo plc -- RETAIL-DEPARTMENT STORES.......      1,268,116      1,188,410
    43,100   GKN plc -- AUTOMOBILE AND MOTOR VEHICLE
               PARTS......................................        639,508        698,116
   218,900   Granada Group plc -- DIVERSIFIED COMPANIES...      1,691,235      2,201,479
   194,700   Great Universal Stores plc -- RETAIL-VARIETY
               AND VARIETY MAIL ORDER.....................      2,161,175      1,077,896
   141,100   Halifax Group plc -- FINANCIAL SERVICES......      1,703,192      1,558,901
   159,615   HSBC Holdings plc -- BANKS...................      1,491,425      2,238,121
   154,900   Imperial Chemical Industries
               plc -- CHEMICALS...........................      1,923,876      1,636,471
   306,600   Invensys plc -- DIVERSIFIED COMPANIES........      1,256,500      1,655,393
    64,300   National Westminster Bank plc -- BANKS.......      1,034,626      1,381,418
    80,100   Prudential plc -- INSURANCE..................      1,093,240      1,568,530
   195,200   Reed International plc -- PUBLISHING.........      1,393,894      1,451,896
   198,664   Royal & Sun Alliance Insurance Group
               plc -- INSURANCE...........................      2,097,157      1,480,861
    72,700   Smithkline Beecham plc -- DRUGS..............      1,005,311        922,132
   203,900   Tesco plc -- FOOD............................        628,878        620,281
   180,696   Unilever plc -- CONSUMER GOODS...............      1,484,520      1,326,542
                                                             ------------   ------------
                                                               30,097,237     30,775,666
                                                             ------------   ------------
             TOTAL COMMON STOCKS..........................   $105,710,855   $140,228,681
                                                             ============   ============

SHORT-TERM INVESTMENTS-2.47%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               BANKS-2.47%
   $3,562,400  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.30%........   $  3,562,400
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $109,273,255)(b)...........................   $143,791,081
                                                               ============

 (a) Presently not paying dividend income.
 (b) At December 31, 1999, the cost of securities for federal income tax purposes was $109,287,730 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $39,317,409
Unrealized depreciation..........................................   (4,814,058)
------------------------------------------------------------------------------
Net unrealized appreciation......................................  $34,503,351
------------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

FORTIS SERIES FUND, INC.
MID CAP STOCK SERIES
Schedule of Investments
December 31, 1999

COMMON STOCKS-97.09%
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            BASIC INDUSTRY - 9.27%
     3,300  AK Steel Holding Corp........................   $    71,981   $    62,287
     4,500  American Power Conversion Corp. (a)..........        82,364       118,687
     2,500  Briggs & Stratton............................       151,957       134,062
     6,900  Caraustar Industries, Inc....................       188,306       165,600
     3,000  Centex Construction Products, Inc............       114,116       117,000
     3,600  Centex Corp..................................       109,671        88,875
     1,000  Cleveland-Cliffs, Inc........................        41,868        31,125
     2,100  CNF Transportation, Inc......................        65,564        72,450
     3,000  Cordant Technologies, Inc....................       133,360        99,000
     5,100  Cytec Industries, Inc. (a)...................       169,402       117,937
     1,800  Dexter Corp..................................        63,744        71,550
     6,200  Engelhard Corp...............................       132,875       117,025
     2,800  Georgia-Pacific Corp. (Timber Group).........        65,745        68,950
     2,700  Helix Technology Corp........................       120,001       120,994
     2,400  Kansas City Southern Industries, Inc.........       116,731       179,100
     8,300  Louisiana-Pacific Corp.......................       170,245       118,275
     2,500  Parker-Hannifin Corp.........................       115,618       128,281
     2,700  Sealed Air Corp. (a).........................       125,948       139,894
     4,900  Sherwin-Williams Co..........................       107,104       102,900
     4,600  Trinity Industries, Inc......................       150,886       130,812
     2,400  USFreightways Corp...........................       115,319       114,900
                                                            -----------   -----------
                                                              2,412,805     2,299,704
                                                            -----------   -----------
            CAPITAL SPENDING - 37.19%
     6,200  A.H. Belo Corp. Class A.....................        128,022       118,187
     8,300  Altera Corp. (a).............................       264,082       411,369
     1,600  Check Point Software Technologies
              Ltd. (a)...................................       144,889       318,000
     6,000  Compuware Corp. (a)..........................       172,558       223,500
     9,700  Convergys Corp. (a)..........................       202,210       298,275
     6,500  DeVry, Inc. (a)..............................       142,724       121,062
     1,600  DST Systems, Inc. (a)........................        83,282       122,100
     2,400  Extreme Networks, Inc. (a)...................       210,794       200,400
     4,500  Hertz Corp. Class A.........................        207,244       225,562
     1,500  Hispanic Broadcasting Corp. (a)..............       121,200       138,328
     3,800  iXL Enterprises, Inc. (a)....................       147,371       210,900
     3,600  Jabil Circuit, Inc. (a).....................        132,869       262,800
     2,400  Johnson Controls, Inc........................       155,409       136,500
     1,800  Knight Ridder, Inc...........................        95,420       107,100
     2,600  Legato Systems, Inc. (a)....................         87,447       178,912
     1,800  Lexmark International Group, Inc.
              Class A (a)...............................        109,920       162,900
     3,900  Linear Technology Corp.......................       198,668       279,094
    12,600  Maxim Integrated Products, Inc. (a).........        299,098       594,562
     3,000  McClatchy Co. Class A.......................        103,668       129,750
     1,600  Proxicom, Inc. (a)..........................        122,154       198,900
     2,200  Pulitzer, Inc................................        91,964        88,687
     6,200  Quintiles Transnational Corp. (a)...........        278,237       115,862
     2,700  Rational Software Corp. (a).................        139,487       132,637
     1,600  Razorfish, Inc. (a).........................        117,185       152,200
     1,500  Redback Networks, Inc. (a)..................        195,980       266,250
     3,400  RF Micro Devices, Inc. (a)..................        240,611       232,687
     6,200  Sabre Group Holdings, Inc. (a)..............        282,041       317,750
     3,300  Sanmina Corp. (a)...........................        211,678       329,587
     2,800  Sawtek, Inc. (a)............................        120,097       186,375
     2,900  Symantec Corp. (a)..........................        147,476       170,012
     1,800  Synopsys, Inc. (a)..........................        130,790       120,150
     1,100  Telephone & Data Systems, Inc................       115,651       138,600
     1,400  U.S. Cellular Corp. (a).....................         79,935       141,312
     1,800  Univision Communications, Inc.
              Class A (a)...............................        147,256       183,937

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
     4,000  USWeb Corp. (a).............................    $   153,918   $   177,750
     1,600  VeriSign, Inc. (a)..........................         66,981       305,200
     4,750  VERITAS Software Corp. (a)..................        147,317       679,844
     1,200  Vignette Corp. (a)..........................        120,546       195,600
     6,000  Vitesse Semiconductor Corp. (a).............        222,314       314,625
       300  Washington Post Co. Class B..................       163,087       166,763
     2,700  Waters Corp. (a)............................        120,255       143,100
     3,200  Young & Rubicam, Inc.........................       114,373       226,400
                                                            -----------   -----------
                                                              6,536,208     9,223,529
                                                            -----------   -----------
            CONSUMER CYCLICAL - 10.90%
     6,000  Abercrombie & Fitch Co.  Class A (a)........        199,083       160,125
     2,800  Alaska Air Group, Inc. (a)..................        119,461        98,350
     4,800  BJ's Wholesale Club, Inc. (a)...............        151,413       175,200
     4,700  Blyth Industries, Inc. (a)..................        115,924       115,444
     5,100  Bob Evans Farms, Inc.........................       102,122        78,731
     4,600  Brinker International, Inc. (a).............        126,124       110,400
     4,000  Brunswick Corp...............................       108,462        89,000
     4,300  Dollar Tree Stores, Inc. (a)................        167,688       208,281
     6,900  Furniture Brands International, Inc. (a)....        178,436       151,800
     2,000  Harley-Davidson, Inc.........................       102,058       128,125
     4,300  Herman Miller, Inc...........................       106,036        98,900
     6,000  Leggett & Platt, Inc.........................       139,731       128,625
     3,200  MGM Grand, Inc...............................       154,599       161,000
     3,800  Nautica Enterprises, Inc. (a)...............         75,098        42,988
     2,500  Navistar International Corp. (a)............        128,289       118,438
     7,800  Park Place Entertainment Corp. (a)..........         98,806        97,500
    11,300  Ross Stores, Inc.............................       235,467       202,694
    10,100  TJX Companies, Inc...........................       267,668       206,419
     3,300  V.F. Corp....................................       149,338        99,000
     4,800  Zale Corp. (a)..............................        161,629       232,200
                                                            -----------   -----------
                                                              2,887,432     2,703,220
                                                            -----------   -----------
            CONSUMER STAPLES - 3.67%
     5,000  Dial Corp....................................       134,792       121,563
     2,700  Estee Lauder Companies, Inc. Class A........        101,557       136,181
     3,500  Hormel Foods Corp............................       130,264       142,188
     3,600  Lancaster Colony Corp........................       120,905       119,250
     4,500  Supervalu, Inc...............................       111,602        90,000
     4,900  U.S. Foodservice (a)........................        111,098        82,075
    10,700  Universal Foods Corp.........................       245,662       218,013
                                                            -----------   -----------
                                                                955,880       909,270
                                                            -----------   -----------
            ENERGY & RELATED - 6.72%
     5,800  Diamond Offshore Drilling, Inc...............       177,748       177,263
     5,400  Keyspan Corp.................................       156,743       125,213
     4,300  LG&E Energy Corp.............................        94,814        74,981
     2,500  Murphy Oil Corp..............................       141,708       143,438
     3,300  Nicor, Inc...................................       120,144       107,250
     5,200  Peoples Energy Corp..........................       192,846       174,200
     6,200  Questar Corp.................................       118,801        93,000
     3,600  Santa Fe International Corp..................        88,842        93,150
     4,300  Tidewater, Inc...............................       119,527       154,800
     7,100  Transocean Sedco Forex, Inc..................       193,018       239,181
     6,600  Ultramar Diamond Shamrock Corp...............       164,599       149,738
     2,300  Vastar Resources, Inc........................       111,075       135,700
                                                            -----------   -----------
                                                              1,679,865     1,667,914
                                                            -----------   -----------
            FINANCE - 12.42%
     5,300  A.G. Edwards, Inc............................       187,528       169,931
     3,800  Associated Banc-Corp.........................       137,326       130,150
     6,100  City National Corp...........................       222,272       200,919
     5,900  Cullen/Frost Bankers, Inc....................       157,918       151,925

--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
     6,300  Dime Bancorp, Inc............................   $   141,079   $    95,288
     6,000  First Tennessee National Corp................       195,392       171,000
     4,300  Golden West Financial Corp...................       134,126       144,050
     2,800  H & R Block, Inc.............................       125,795       122,500
     4,800  Mercantile Bankshares Corp...................       170,019       153,300
     3,600  Metris Companies, Inc........................       119,489       128,475
     4,300  Mutual Risk Management Ltd...................       115,073        72,294
     3,600  Nationwide Financial Services, Inc...........       156,547       100,575
    10,800  North Fork Bancorporation, Inc...............       226,548       189,000
     6,500  Pacific Century Financial Corp...............       135,838       121,469
     1,500  Paine Webber Group, Inc......................        61,011        58,219
     4,700  PMI Group, Inc...............................       198,168       229,419
     2,500  Radian Group, Inc............................       127,694       119,375
     1,400  RenaissanceRe Holdings Ltd...................        56,950        57,225
     5,700  T. Rowe Price Associates, Inc................       197,835       210,544
     3,800  Travelers Property Casualty Corp.
              Class A...................................        128,619       130,150
     5,400  Union Planters Corp..........................       227,219       212,963
     2,800  UnionBanCal Corp.............................       119,910       110,425
                                                            -----------   -----------
                                                              3,342,356     3,079,196
                                                            -----------   -----------
            HEALTH CARE - 10.33%
     5,300  Allergan, Inc................................       252,452       263,675
     5,900  BioChem Pharma, Inc. (a)....................        129,545       128,325
     6,800  Biogen, Inc. (a)............................        309,555       574,600
     5,700  Biomet, Inc..................................       196,996       228,000
     6,300  Chiron Corp. (a)............................        186,715       266,963

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
    15,400  Health Management Associates, Inc. (a)          $   172,503   $   205,975
     4,100  Lincare Holdings, Inc. (a)..................        144,701       142,219
     2,800  MedImmune, Inc. (a).........................        183,913       464,450
     1,100  Patterson Dental Co. (a)....................         43,943        46,888
     3,500  Universal Health Services, Inc.
              Class B (a)...............................        161,206       126,000
     2,200  VISX, Inc. (a)..............................        164,295       113,850
                                                            -----------   -----------
                                                              1,945,824     2,560,945
                                                            -----------   -----------
            UTILITIES - 6.59%
     6,600  Allegheny Energy, Inc........................       203,802       177,788
     2,300  CenturyTel, Inc..............................        97,253       108,963
     3,900  Constellation Energy Group...................       116,292       113,100
     5,800  DTE Energy Co................................       195,148       181,975
     7,900  Energy East Corp.............................       214,917       164,419
     4,800  GPU, Inc.....................................       194,444       143,700
     4,300  Northern States Power Co.....................        96,305        83,850
     5,100  NSTAR........................................       208,377       206,550
     9,800  OGE Energy Corp..............................       239,933       186,200
     3,300  Pinnacle West Capital Corp...................       135,683       100,856
     5,200  Sierra Pacific Resources.....................       127,579        90,025
     4,100  TECO Energy, Inc.............................       106,766        76,106
                                                            -----------   -----------
                                                              1,936,499     1,633,532
                                                            -----------   -----------
            TOTAL COMMON STOCKS..........................   $21,696,869   $24,077,310
                                                            ===========   ===========

SHORT-TERM INVESTMENTS - 2.94%
--------------------------------------------------------------------------------

   Principal                                                    Market
    Amount                                                     Value (c)
   ---------                                                  -----------
              BANKS - 2.66%
   $660,132   U.S. Bank N.A. Money Market Variable Rate
                Time Deposit, Current rate -- 5.30%........   $   660,132
                                                              -----------
              U.S. TREASURY BILLS - 0.28%
     70,000   U.S. Treasury Bill, 5.34%, 3-23-2000 (e).....        69,211
                                                              -----------
              TOTAL SHORT-TERM INVESTMENTS.................       729,343
                                                              -----------
              TOTAL INVESTMENTS IN SECURITIES
                (COST: $22,426,212) (b)....................   $24,806,653
                                                              ===========

 (a) Presently not paying dividend income.
 (b) At December 31, 1999, the cost of securities for federal income tax purposes was $22,432,507 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 4,327,784
Unrealized depreciation.....................................   (1,953,638)
=========================================================================
Net unrealized appreciation.................................  $ 2,374,146
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 1.28% of total net assets as of December 31, 1999.
 (e) Security pledged as initial margin deposit for open financial futures position detailed below:

FINANCIAL FUTURES-LONG
                                                                            Market
                                                                             Value                   Unrealized
                                                                            Covered                  Appreciation/
                                                              Number of       by                     (Depreciation)
    Issuer                                                    Contract(s)  Contract(s)  Expiration   at 12/31/99
----------------------------------------------------------------------------------------------------------------
                                                                                           March
    Standard & Poor's Midcap 400............................       3        $673,725       2000        $31,850

FORTIS SERIES FUND, INC.
SMALL CAP VALUE SERIES
Schedule of Investments
December 31, 1999

COMMON STOCKS-99.56%
--------------------------------------------------------------------------------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
             APPAREL - 1.28%
    100,000  Gerber Childrenswear, Inc. (a)..............    $   663,107   $   500,000
                                                             -----------   -----------
             BANKS - 11.57%
     25,000  CCB Financial Group..........................     1,228,397     1,089,062
     14,600  Community Bank System, Inc...................       415,907       337,625
     23,000  FNB Corp.....................................       594,790       511,750
     23,000  Interwest Bancorp, Inc.......................       512,513       442,750
     32,850  Keystone Financial, Inc......................       800,134       691,903
     45,000  Peoples Heritage Financial Group.............       807,521       677,812
     47,700  Republic Security Financial Corp.............       432,164       341,353
     43,000  Seacoast Financial Services Corp.............       451,786       438,062
                                                             -----------   -----------
                                                               5,243,212     4,530,317
                                                             -----------   -----------
             BUILDING MATERIALS - 1.97%
     16,000  Rayonier, Inc................................       690,540       773,000
                                                             -----------   -----------
             BUSINESS SERVICES - 5.14%
     55,000  Interim Services, Inc. (a)..................      1,013,778     1,361,250
     48,500  Romac International, Inc. (a)...............        489,337       651,719
                                                             -----------   -----------
                                                               1,503,115     2,012,969
                                                             -----------   -----------
             CHEMICALS-SPECIALTY - 2.08%
     50,000  A. Schulman, Inc.............................       743,773       815,625
                                                             -----------   -----------
             CLOSED END GLOBAL COUNTRY
             FUND - 1.66%
     55,000  Morgan Stanley Asia Pacific Fund.............       412,083       649,687
                                                             -----------   -----------
             COMPUTER-HARDWARE - 0.84%
     37,500  Splash Technology Holdings (a)..............        388,398       330,469
                                                             -----------   -----------
             COMPUTER-SOFTWARE - 5.99%
     12,000  Complete Business Solutions (a).............        177,559       301,500
     54,000  Computer Horizons Corp. (a).................        693,602       874,125
     40,000  JDA Software Group, Inc. (a)................        426,828       655,000
     40,530  Structural Dynamics Research Corp. (a)              441,974       516,757
                                                             -----------   -----------
                                                               1,739,963     2,347,382
                                                             -----------   -----------
             CONSTRUCTION - 4.43%
     24,000  Champion Enterprises, Inc. (a)..............        226,136       205,500
     27,000  Lennar Corp. (a)............................        462,131       438,750
     25,000  Pulte Corp...................................       524,952       562,500
     23,000  Ryland Group, Inc............................       499,708       530,438
                                                             -----------   -----------
                                                               1,712,927     1,737,188
                                                             -----------   -----------
             CONSUMER GOODS - 2.38%
     38,390  Jostens, Inc.................................       862,537       933,357
                                                             -----------   -----------
             COSMETICS AND SUNDRIES - 1.02%
     50,000  Perrigo Co. (a)..............................       478,328       400,000
                                                             -----------   -----------
             DIVERSIFIED COMPANIES - 3.08%
     75,000  Federal Signal Corp..........................     1,396,961     1,204,688
                                                             -----------   -----------
             ELECTRIC-PRODUCTS - 1.13%
     30,000  Watts Industries, Inc. Class A...............       324,542       442,500
                                                             -----------   -----------
             ELECTRONIC-COMMUNICATION
             SECURITY - 2.52%
     22,000  Pittway Corp. Class A.......................        595,176       985,875
                                                             -----------   -----------
             FOOD - 0.76%
     52,000  Vlasic Foods International (a)..............        448,478       295,750
                                                             -----------   -----------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
             HEALTH CARE SERVICES - 1.84%
     60,000  Omnicare, Inc................................   $   578,456   $   720,000
                                                             -----------   -----------
             INSURANCE - 5.17%
     50,600  IPC Holdings Ltd.............................       994,796       752,675
     30,020  Ohio Casualty Corp...........................       483,311       482,196
     58,000  Old Republic International Corp..............       872,343       790,250
                                                             -----------   -----------
                                                               2,350,450     2,025,121
                                                             -----------   -----------
             MACHINERY-SPECIALTY - 4.35%
     38,000  Flowserve Corp...............................       634,010       646,000
     31,550  Stewart and Stevenson Services, Inc..........       302,512       373,670
     33,500  Thomas Industries, Inc.......................       620,264       684,656
                                                             -----------   -----------
                                                               1,556,786     1,704,326
                                                             -----------   -----------
             MEDICAL SUPPLIES - 3.13%
     55,000  Sola International, Inc. (a)................        816,032       763,125
     45,000  STERIS Corp. (a)............................        652,392       464,063
                                                             -----------   -----------
                                                               1,468,424     1,227,188
                                                             -----------   -----------
             METALS-FABRICATING - 1.05%
     40,000  Circor International, Inc. (a)..............        369,609       412,500
                                                             -----------   -----------
             MISCELLANEOUS - 0.56%
     16,640  Mentor Graphics Corporation (a).............        188,701       219,440
                                                             -----------   -----------
             OFFICE EQUIPMENT AND SUPPLIES - 1.40%
     25,000  Hon Industries, Inc..........................       546,388       548,438
                                                             -----------   -----------
             OIL AND GAS FIELD SERVICES - 5.97%
     28,000  Chieftain International, Inc. (a)...........        455,079       483,000
     30,000  Evergreen Resources, Inc. (a)...............        507,335       592,500
    160,000  Key Energy Services, Inc. (a)...............        532,087       830,000
     20,000  Mitchell Energy and Development Corp.
               Class B...................................        272,472       431,250
                                                             -----------   -----------
                                                               1,766,973     2,336,750
                                                             -----------   -----------
             OIL-OFFSHORE DRILLING - 1.72%
     30,000  Marine Drilling Companies, Inc. (a).........        410,587       673,125
                                                             -----------   -----------
             REAL ESTATE-INVESTMENT TRUST - 10.93%
      2,680  EastGroup Properties, Inc. (a)..............         47,885        49,580
     24,000  Gables Residential Trust.....................       608,987       576,000
     28,000  Home Properties of New York, Inc.............       729,671       768,250
     50,000  IRT Property Co..............................       533,583       390,625
     15,000  Parkway Properties, Inc......................       452,226       432,188
     26,000  Plum Creek Timber Co, Inc....................       682,324       650,000
     29,000  Prentiss Properties Trust....................       654,486       609,000
     45,000  Summit Properties, Inc.......................       829,119       804,375
                                                             -----------   -----------
                                                               4,538,281     4,280,018
                                                             -----------   -----------
             REFRIGERATION, AIR CONDITION AND
             MISCELLANEOUS - 0.12%
      3,150  Hussman International, Inc...................        47,085        47,447
                                                             -----------   -----------
             RESTAURANTS AND FRANCHISING - 1.00%
     45,210  Landry's Seafood Restaurants, Inc. (a)......        424,881       392,762
                                                             -----------   -----------
             RETAIL-MISCELLANEOUS - 1.87%
    115,000  Pier 1 Imports, Inc..........................       924,833       733,125
                                                             -----------   -----------
             RETAIL-SPECIALTY - 2.52%
     21,000  Payless ShoeSource, Inc. (a)................        984,031       987,000
                                                             -----------   -----------

--------------------------------------------------------------------------------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
             SAVINGS AND LOANS, MORTGAGE COMPANIES - 3.62%
     50,000  Warren Bancorp, Inc..........................   $   473,338   $   375,000
     44,200  Webster Financial Corp.......................     1,014,687     1,041,463
                                                             -----------   -----------
                                                               1,488,025     1,416,463
                                                             -----------   -----------
             SHIP BUILDING, SHIPPING - 1.03%
     30,000  Knightsbridge Tankers Ltd....................       739,622       405,000
                                                             -----------   -----------
             SHOES AND LEATHER - 2.48%
     88,700  Wolverine World Wide, Inc....................       973,292       970,156
                                                             -----------   -----------
             STEEL AND IRON - 0.72%
     36,890  NS Group, Inc. (a)..........................        190,794       281,286
                                                             -----------   -----------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
             TELECOMMUNICATION EQUIPMENT - 2.92%
     43,000  Network Equipment Technologies, Inc. (a).....   $   463,493   $   507,938
     25,000  REMEC, Inc. (a).............................        312,181       637,500
                                                             -----------   -----------
                                                                 775,674     1,145,438
                                                             -----------   -----------
             TRANSPORTATION - 1.31%
     30,000  Knight Transportation, Inc. (a).............        348,420       513,750
                                                             -----------   -----------
             TOTAL COMMON STOCKS..........................   $37,874,452   $38,998,140
                                                             ===========   ===========

SHORT-TERM INVESTMENTS - 1.37%
--------------------------------------------------------------------------------

   Principal                                                    Market
    Amount                                                     Value (c)
   ---------                                                  -----------
              BANKS - 1.37%
    536,160   U.S. Bank N.A. Money Market Variable Rate
                Time Deposit, Current rate -- 5.30%........   $   536,159
                                                              -----------
              TOTAL INVESTMENTS IN SECURITIES
                (COST: $38,410,611) (b)....................   $39,534,299
                                                              ===========

 (a) Presently not paying dividend income.
 (b) At December 31, 1999, the cost of securities for federal income tax purposes was $38,447,457 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 4,431,763
Unrealized depreciation.....................................   (3,344,921)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 1,086,842
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.96% of total net assets as of December 31, 1999.

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES
Schedule of Investments
December 31, 1999

COMMON STOCKS-94.05%
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             AUSTRALIA - 0.66%
   196,000   Broken Hill Proprietary Co.
               Ltd. -- METALS-MINING AND MISCELLANEOUS....   $  2,157,415   $  2,565,377
   537,000   LibertyOne Ltd. (a) -- COMPUTER-SOFTWARE.....        507,517        590,374
                                                             ------------   ------------
                                                                2,664,932      3,155,751
                                                             ------------   ------------
             BELGIUM - 0.43%
    12,813   Dexia -- BANKS...............................      1,571,675      2,043,440
                                                             ------------   ------------
             FINLAND - 3.39%
    89,000   Nokia Oyj -- TELECOMMUNICATION EQUIPMENT.....        459,999     16,058,444
                                                             ------------   ------------
             FRANCE - 2.55%
    17,000   Axa -- FINANCIAL SERVICES....................      1,962,653      2,358,446
    20,580   Carrefour Supermarche
               S.A. -- RETAIL-GROCERY.....................      2,277,388      3,777,241
     9,700   Groupe Danone -- FOOD........................      1,764,770      2,275,247
    63,327   Rhone-Poulenc
               S.A. (Warrants) (a) -- DRUGS...............        216,168        324,551
    32,600   Sidel S.A. -- MACHINERY......................      2,536,918      3,349,519
                                                             ------------   ------------
                                                                8,757,897     12,085,004
                                                             ------------   ------------
             GERMANY - 1.32%
    26,000   Mannesmann AG -- TELEPHONE SERVICES..........      2,481,668      6,265,399
                                                             ------------   ------------
             HUNGARY - 0.61%
    81,000   Matav Rt. ADR -- TELEPHONE SERVICES..........      1,924,635      2,916,000
                                                             ------------   ------------
             ISRAEL - 2.21%
    15,000   BATM Advanced Communications
               Ltd. -- TELECOMMUNICATION EQUIPMENT........        939,766      1,232,950
    84,000   ECI Telecom Ltd. -- TELECOMMUNICATION
               EQUIPMENT..................................      1,662,746      2,656,500
    92,000   Teva Pharmaceutical Industries Ltd.
               ADR -- DRUGS...............................      3,578,637      6,595,250
                                                             ------------   ------------
                                                                6,181,149     10,484,700
                                                             ------------   ------------
             ITALY - 1.80%
    96,900   Mondadori (Arnoldo) Editore
               S.p.A. -- PUBLISHING.......................      1,669,150      3,059,675
   390,000   Telecom Italia S.p.A. -- TELEPHONE
               SERVICES...................................      2,613,161      5,473,103
                                                             ------------   ------------
                                                                4,282,311      8,532,778
                                                             ------------   ------------
             JAPAN - 25.58%
    47,400   Advantest Corp. -- ELECTRONIC-CONTROLS AND
               EQUIPMENT..................................      3,229,069     12,503,542
    31,200   Aiful Corp. -- FINANCIAL SERVICES............      1,801,826      3,810,268
   137,000   Canon, Inc. ADR -- OFFICE EQUIPMENT AND
               SUPPLIES...................................      2,178,596      5,557,062
       500   East Japan Railway Co. -- RAILROAD AND
               RAILROAD EQUIPMENT.........................      2,817,632      2,691,613
     5,600   Fancl Corp. (e) -- RETAIL-SPECIALTY..........      1,744,456      1,499,096
    91,000   Fujitsu Ltd. -- ELECTRONIC-COMPONENTS........      1,403,938      4,143,032
     7,000   Fujitsu Support and Service,
               Inc. (e) -- BUSINESS SERVICES..............        219,895      3,426,310
     7,500   Hikari Tsushin,
               Inc. (a) -- RETAIL-SPECIALTY...............      3,077,582     15,021,250
    33,000   Murata Manufacturing Co.
               Ltd. -- ELECTRONIC-COMPONENTS..............      2,147,543      7,737,775
   191,000   NEC Corp. -- ELECTRONIC-COMPONENTS...........      2,326,866      4,543,843
    29,000   Nintendo Co. Ltd. -- TOYS....................      3,484,930      4,810,903
       493   Nippon Telegraph & Telephone
               Corp. -- TELEPHONE SERVICES................      4,176,327      8,428,997
    27,000   Orix Corp. -- LEASING........................      2,489,208      6,072,395
    95,000   Sharp Corp -- ELECTRONIC-COMPONENTS..........      2,085,613      2,427,092
    30,000   Sony Corp. -- ELECTRONIC-COMPONENTS..........      1,951,042      8,880,856
   226,000   Sumitomo Bank Ltd. -- BANKS..................      3,548,125      3,088,994
   104,000   Sunkus & Associates,
               Inc. -- RETAIL-MISCELLANEOUS...............      4,328,913      4,552,000
    40,000   Takeda Chemical Industries Ltd. -- DRUGS.....      1,625,100      1,973,524
    31,000   Tokyo Electron Ltd. -- ELECTRONIC-CONTROLS
               AND EQUIPMENT..............................      1,049,357      4,240,145
    63,000   Trend Micro, Inc. -- COMPUTER-SOFTWARE.......      3,245,470     15,880,025
                                                             ------------   ------------
                                                               48,931,488    121,288,722
                                                             ------------   ------------
             MEXICO - 1.10%
    76,200   Grupo Televisa S.A.
               GDR (a) -- BROADCASTING....................      2,427,494      5,200,650
                                                             ------------   ------------

--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             NETHERLANDS - 2.64%
    63,000   IHC Caland N.V. -- OIL AND GAS FIELD
               SERVICES...................................   $  2,132,115   $  2,289,230
    44,000   KPNQwest N.V. (a) -- TELEPHONE SERVICES......        917,400      2,915,379
   140,000   VNU N.V. -- PUBLISHING.......................      3,256,385      7,322,731
                                                             ------------   ------------
                                                                6,305,900     12,527,340
                                                             ------------   ------------
             NORWAY - 1.19%
   235,000   Petroleum Geo-Services ADR (a) -- OIL AND GAS
               FIELD SERVICES.............................      3,532,063      4,185,937
   130,000   Stolt Comex Seaway S.A. (a) -- OIL AND GAS
               FIELD SERVICES.............................        916,705      1,438,125
                                                             ------------   ------------
                                                                4,448,768      5,624,062
                                                             ------------   ------------
             SOUTH AFRICA - 0.38%
   185,000   Sappi Ltd. -- PAPER..........................      1,543,551      1,826,715
                                                             ------------   ------------
             SOUTH KOREA - 0.45%
   127,800   Korea Electric Power Corp.
               ADR -- UTILITIES-ELECTRIC..................      1,717,844      2,140,650
                                                             ------------   ------------
             SPAIN - 3.06%
   144,000   Repsol S.A. -- OIL-CRUDE PETROLEUM AND GAS...      2,247,304      3,322,835
   141,699   Telefonica S.A. ADR -- TELEPHONE SERVICES....      3,045,047     11,167,652
                                                             ------------   ------------
                                                                5,292,351     14,490,487
                                                             ------------   ------------
             SWEDEN - 2.37%
     8,000   Effnet Group
               AB (a)(e) -- TELECOMMUNICATIONS............        303,299        285,614
   167,000   Ericsson (L.M.) Telephone Co. Class B
               ADR -- TELECOMMUNICATION EQUIPMENT.........      1,648,547     10,969,812
                                                             ------------   ------------
                                                                1,951,846     11,255,426
                                                             ------------   ------------
             SWITZERLAND - 0.75%
       300   Roche Holding AG -- DRUGS....................      1,568,202      3,542,200
                                                             ------------   ------------
             UNITED KINGDOM - 5.80%
   211,700   Capita Group plc -- BUSINESS SERVICES........        460,085      3,855,524
   142,000   Dixons Group plc -- RETAIL-ELECTRIC PRODUCTS,
               RADIO, TV, AUDIO...........................      1,783,438      3,407,746
    36,300   Energis plc (a) -- TELEPHONE SERVICES........        174,091      1,735,834
   469,000   Orange plc (a) -- TELEPHONE SERVICES.........      1,498,620     15,858,512
   365,454   Telewest Communications plc (a)(e) -- CABLE
               TELEVISION.................................      1,116,261      1,943,707
   109,000   Thus plc (a)(e) -- COMPUTER-SOFTWARE.........        550,507        681,620
                                                             ------------   ------------
                                                                5,583,002     27,482,943
                                                             ------------   ------------
             UNITED STATES - 37.76%
    22,200   Agile Software
               Corp. (a) -- COMPUTER-SOFTWARE.............      3,798,154      4,822,603
     3,000   Akamai Technologies,
               Inc. (a) -- COMPUTER-SOFTWARE..............         78,000        982,875
    42,000   Alcoa, Inc. -- METALS-MINING AND
               MISCELLANEOUS..............................      2,205,769      3,486,000
   132,000   Altera Corp. (a) -- ELECTRONIC-SEMICONDUCTOR
               AND CAPACITOR..............................      1,388,406      6,542,250
    24,000   Applied Materials,
               Inc. (a) -- ELECTRONIC-CONTROLS AND
               EQUIPMENT..................................      1,344,751      3,040,500
   101,250   Baker Hughes, Inc. -- OIL AND GAS FIELD
               SERVICES...................................      1,338,427      2,132,578
   187,000   Bed Bath & Beyond,
               Inc. (a) -- RETAIL-SPECIALTY...............      2,006,207      6,498,250
    46,455   Cardinal Health, Inc. -- HEALTH CARE
               SERVICES...................................      1,599,105      2,224,033
    31,750   Celera Genomics (a) -- BIOMEDICS, GENETICS
               RESEARCH AND DEVELOPMENT...................        411,145      4,730,750
   236,950   Cheesecake Factory, Inc. (a) -- RESTAURANTS
               AND FRANCHISING............................      4,583,308      8,293,250
   103,000   Chiron Corp. (a) -- DRUGS....................      3,346,735      4,364,625
   127,000   Cisco Systems,
               Inc. (a) -- COMPUTER-COMMUNICATION
               EQUIPMENT..................................        340,431     13,604,875
    77,000   Citrix Systems,
               Inc. (a) -- COMPUTER-SOFTWARE..............      2,575,094      9,471,000
    46,000   Comcast Corp. Special Class A (a) -- CABLE
               TELEVISION.................................      1,428,452      2,311,500
       700   Computer Sciences Corp. (a) -- BUSINESS
               SERVICES...................................         55,998         66,237
    90,000   Enron Corp. -- NATURAL GAS TRANSMISSIONS.....      2,970,850      3,993,750
   203,100   EOG Resources, Inc. -- OIL-CRUDE PETROLEUM
               AND GAS....................................      4,738,146      3,566,944
    66,000   Global TeleSystems Group,
               Inc. (a) -- TELEPHONE SERVICES.............      1,842,192      2,285,250
    56,000   Guidant Corp. (a) -- MEDICAL TECHNOLOGY......      1,992,416      2,632,000
   105,200   Intuit, Inc. (a) -- COMPUTER-SOFTWARE........      1,962,756      6,305,425
   204,500   LTX Corp. (a) -- ELECTRONIC-CONTROLS AND
               EQUIPMENT..................................      3,707,240      4,575,688
    41,000   MediaOne Group, Inc. (a) -- CABLE
               TELEVISION.................................      1,571,350      3,149,313

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
    56,000   Medtronic, Inc. (with rights) -- MEDICAL
               TECHNOLOGY.................................   $  1,591,133   $  2,040,500
    68,000   MGC Communications, Inc. (a) -- TELEPHONE
               SERVICES...................................      2,745,289      3,451,000
    27,000   Motorola, Inc. -- TELECOMMUNICATION
               EQUIPMENT..................................      1,864,990      3,975,750
    13,000   Next Level Communications,
               Inc. (a) -- TELECOMMUNICATION EQUIPMENT....        260,000        973,375
   153,499   Outback Steakhouse, Inc. (a) -- RESTAURANTS
               AND FRANCHISING............................      3,615,369      3,981,380
   127,000   PE Corp-PE Biosystems Group -- PRECISION
               INSTRUMENTS-TEST, RESEARCH.................      3,972,059     15,279,688
    28,438   Schlumberger Ltd. -- OIL AND GAS FIELD
               SERVICES...................................        917,979      1,599,638
   120,000   Starbucks Corp. (a) -- RESTAURANTS AND
               FRANCHISING................................      3,435,209      2,910,000
    74,900   Sykes Enterprises, Inc. (a) -- BUSINESS
               SERVICES...................................      1,524,076      3,286,238
   123,000   Synopsys, Inc. (a) -- COMPUTER-SOFTWARE......      3,207,693      8,210,250
   112,000   Tandy Corp. (with
               rights) -- RETAIL-SPECIALTY................      4,333,829      5,509,000
   180,000   Tellabs, Inc. (a) -- TELECOMMUNICATION
               EQUIPMENT..................................      1,210,072     11,553,750
    87,000   Tidewater, Inc. -- OIL AND GAS FIELD
               SERVICES...................................      2,440,452      3,132,000
     5,517   Transocean Sedco Forex, Inc. -- METALS-MINING
               AND MISCELLANEOUS..........................        113,458        185,853
    42,000   Univision Communications, Inc.
               Class A (a) -- BROADCASTING................      1,512,000      4,291,875
   211,200   Xilinx, Inc. (a) -- ELECTRONIC-SEMICONDUCTOR
               AND CAPACITOR..............................      1,093,183      9,603,000
                                                             ------------   ------------
                                                               79,121,723    179,062,993
                                                             ------------   ------------
             TOTAL COMMON STOCKS..........................   $187,216,435   $445,983,704
                                                             ============   ============

PREFERRED STOCKS-2.05%
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            BRAZIL - 0.65%
   24,000   Telecomunicacoes Brasileiras S.A. ADR
              Preferred  -- TELECOMMUNICATIONS...........   $  1,513,298   $  3,084,000
                                                            ------------   ------------
            GERMANY - 1.40%
   10,900   SAP AG Preferred  -- COMPUTER-SOFTWARE.......        617,665      6,615,788
                                                            ------------   ------------
            TOTAL PREFERRED STOCKS.......................      2,130,963      9,699,788
                                                            ------------   ------------
            TOTAL LONG-TERM INVESTMENTS..................   $189,347,398   $455,683,492
                                                            ============   ============

SHORT-TERM INVESTMENTS-3.91%
--------------------------------------------------------------------------------

    Principal                                                      Market
     Amount                                                      Value (c)
   -----------                                                  ------------
                BANKS - 3.00%
   $14,236,894  U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate -- 5.30%........   $ 14,236,894
                                                                ------------
                DIVERSIFIED FINANCE - 0.90%
    4,237,000   Associates Corp. Master Variable Rate Note,
                  Current rate -- 5.01%......................      4,237,000
                                                                ------------
                TOTAL SHORT-TERM INVESTMENTS.................     18,473,894
                                                                ------------
                TOTAL INVESTMENTS IN SECURITIES (COST:
                  $207,821,292)(b)...........................   $474,157,386
                                                                ============

--------------------------------------------------------------------------------
 (a) Presently not paying dividend income.
 (b) At December 31, 1999, the cost of securities for federal income tax purposes was $207,861,982 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $268,880,701
Unrealized depreciation.....................................    (2,585,297)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $266,295,404
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired       Shares/Par   Security                             Cost Basis
---------------       ----------   --------                             ----------
1999                      8,000    Effnet Group AB                        $     303,299
1999                      5,600    Fancl Corp.                                1,744,456
1998                      7,000    Fujitsu Support and Service, Inc.            219,895
1999                    365,454    Telewest Communications plc                1,116,261
1999                    109,000    Thus plc                                     550,507

    The aggregate value of these securities at December 31, 1999, was $7,836,347, which represents 1.65% of total net assets.

FORTIS SERIES FUND, INC.
LARGE CAP GROWTH SERIES
Schedule of Investments
December 31, 1999

COMMON STOCKS-97.21%
--------------------------------------------------------------------------------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
             AEROSPACE AND EQUIPMENT - 2.45%
     32,800  United Technologies Corp.....................   $ 1,888,597   $ 2,132,000
                                                             -----------   -----------
             AIRLINES - 0.89%
     15,200  Continental Airlines, Inc. Class B (a).......       590,884       674,500
      1,300  UAL Corp. (a)................................        84,971       100,831
                                                             -----------   -----------
                                                                 675,855       775,331
                                                             -----------   -----------
             AUTOMOBILE MANUFACTURERS - 0.98%
     15,900  Ford Motor Co................................       819,616       849,656
                                                             -----------   -----------
             BANKS - 1.81%
     15,197  Bank of America Corp.........................     1,012,922       762,699
      8,100  Chase Manhattan Corp.........................       633,898       629,269
      7,600  U.S. Bancorp.................................       177,657       180,975
                                                             -----------   -----------
                                                               1,824,477     1,572,943
                                                             -----------   -----------
             BROADCASTING - 2.74%
      3,900  AMFM, Inc. (a)...............................       265,858       305,175
     36,700  AT&T Corp. - Liberty Media Group (a).........       933,356     2,082,725
                                                             -----------   -----------
                                                               1,199,214     2,387,900
                                                             -----------   -----------
             BROKERAGE AND INVESTMENT - 1.88%
      9,200  Goldman Sachs Group, Inc.....................       593,240       866,525
      9,200  Merrill Lynch & Co., Inc.....................       682,310       768,200
                                                             -----------   -----------
                                                               1,275,550     1,634,725
                                                             -----------   -----------
             BUILDING MATERIALS - 1.28%
     43,800  Masco Corp...................................     1,080,397     1,111,425
                                                             -----------   -----------
             BUSINESS SERVICES - 0.15%
      4,900  IMS Health, Inc..............................       127,435       133,219
                                                             -----------   -----------
             CABLE TELEVISION - 3.01%
     34,100  MediaOne Group, Inc. (a).....................     2,540,109     2,619,306
                                                             -----------   -----------
             COMPUTER-COMMUNICATION
             EQUIPMENT - 2.76%
     22,400  Cisco Systems, Inc. (a)......................       712,199     2,399,600
                                                             -----------   -----------
             COMPUTER-HARDWARE - 8.27%
     97,000  Dell Computer Corp. (a)......................     3,695,991     4,947,000
     11,600  EMC Corp. (a)................................       457,967     1,267,300
      4,400  International Business Machines Corp.........       445,596       475,200
      6,600  Sun Microsystems, Inc. (a)...................       375,375       511,087
                                                             -----------   -----------
                                                               4,974,929     7,200,587
                                                             -----------   -----------
             COMPUTER-SOFTWARE - 5.52%
     13,600  America Online, Inc. (a).....................       732,968     1,025,950
     28,800  Microsoft Corp. (a)..........................     2,379,924     3,362,400
      3,700  Oracle Corp. (a).............................       271,766       414,631
                                                             -----------   -----------
                                                               3,384,658     4,802,981
                                                             -----------   -----------
             CONSUMER GOODS - 0.06%
        800  Colgate-Palmolive Co.........................        30,758        52,000
                                                             -----------   -----------
             DIVERSIFIED COMPANIES - 3.61%
     80,900  Tyco International Ltd.......................     2,881,368     3,144,987
                                                             -----------   -----------
             DRUGS - 9.12%
     29,500  Bristol-Myers Squibb Co......................     1,881,369     1,893,531
     42,500  Pfizer, Inc. (with rights)...................     1,589,950     1,378,594
     65,600  Schering-Plough Corp.........................     3,187,792     2,767,500

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
     23,200  Warner-Lambert Co............................   $ 1,704,882   $ 1,900,950
                                                             -----------   -----------
                                                               8,363,993     7,940,575
                                                             -----------   -----------
             ELECTRIC-PRODUCTS - 1.35%
     20,437  Honeywell International, Inc.................     1,257,076     1,178,959
                                                             -----------   -----------
             ELECTRICAL EQUIPMENT - 0.12%
        700  General Electric Co..........................        51,215       108,325
                                                             -----------   -----------
             ELECTRONIC-COMPONENTS - 0.99%
      9,100  Solectron Corp. (a)..........................       651,102       865,637
                                                             -----------   -----------
             ELECTRONIC-CONTROLS AND
             EQUIPMENT - 1.34%
      9,200  Applied Materials, Inc. (a)..................       972,063     1,165,525
                                                             -----------   -----------
             ELECTRONIC-SEMICONDUCTOR AND CAPACITOR -
             3.43%
     36,300  Intel Corp...................................     2,280,836     2,987,944
                                                             -----------   -----------
             FINANCIAL SERVICES - 15.34%
    111,612  Associates First Capital Corp. Class A.......     4,210,123     3,062,354
     45,100  C.I.T. Group, Inc............................     1,165,134       952,738
     43,500  Citigroup, Inc...............................     1,934,867     2,416,969
      5,800  Fannie Mae...................................       402,003       362,138
     26,500  Freddie Mac..................................     1,464,326     1,247,156
      7,800  Household International, Inc.................       336,981       290,550
     72,100  MBNA Corp....................................     1,729,839     1,964,725
     21,400  Morgan Stanley Dean Witter & Co..............     1,955,534     3,054,850
                                                             -----------   -----------
                                                              13,198,807    13,351,480
                                                             -----------   -----------
             INSURANCE - 1.70%
     13,700  American International Group, Inc............     1,225,510     1,481,313
                                                             -----------   -----------
             MEDIA - 2.50%
     10,200  Clear Channel Communications, Inc. (a)              731,290       910,350
      3,700  Gannett Co., Inc.............................       253,028       301,781
     13,300  Time Warner, Inc.............................       896,581       963,419
                                                             -----------   -----------
                                                               1,880,899     2,175,550
                                                             -----------   -----------
             MEDICAL TECHNOLOGY - 1.03%
     24,600  Medtronic, Inc. (with rights)................       892,334       896,363
                                                             -----------   -----------
             RETAIL-CLOTHING - 2.44%
     46,200  Gap, Inc.....................................     1,795,847     2,125,200
                                                             -----------   -----------
             RETAIL-DEPARTMENT STORES - 1.03%
     12,400  Kohl's Corp. (a).............................       736,240       895,125
                                                             -----------   -----------
             RETAIL-DISCOUNT STORES - 2.65%
     16,300  Costco Wholesale Corp. (a)...................     1,298,866     1,487,375
     11,900  Wal-Mart Stores, Inc.........................       400,390       822,588
                                                             -----------   -----------
                                                               1,699,256     2,309,963
                                                             -----------   -----------
             RETAIL-GROCERY - 1.17%
     53,800  Kroger Co. (a)...............................     1,438,689     1,015,475
                                                             -----------   -----------
             RETAIL-SPECIALTY - 6.88%
     42,450  Home Depot, Inc..............................     1,769,871     2,910,478
     38,100  Lowe's Companies, Inc........................     1,967,908     2,276,475
     27,400  Walgreen Co..................................       662,192       801,450
                                                             -----------   -----------
                                                               4,399,971     5,988,403
                                                             -----------   -----------
             TELECOMMUNICATION EQUIPMENT - 5.04%
     23,100  Nokia Corp. ADR..............................     1,864,261     4,389,000
                                                             -----------   -----------

--------------------------------------------------------------------------------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
             TELECOMMUNICATIONS - 1.48%
      4,900  Lucent Technologies, Inc.....................   $   299,652   $   366,581
     18,700  Vodafone AirTouch plc ADR....................       871,518       925,650
                                                             -----------   -----------
                                                               1,171,170     1,292,231
                                                             -----------   -----------

                                                                             Market
    Shares                                                    Cost (b)      Value (c)
   --------                                                  -----------   -----------
             TELEPHONE SERVICES - 2.72%
     15,900  MCI WorldCom, Inc. (a).......................   $   854,634   $   843,694
     22,700  Sprint Corp..................................     1,576,026     1,527,994
                                                             -----------   -----------
                                                               2,430,660     2,371,688
                                                             -----------   -----------
             TOBACCO - 1.47%
     55,200  Philip Morris Companies, Inc.................     1,745,867     1,279,950
                                                             -----------   -----------
             TOTAL COMMON STOCKS..........................   $71,470,958   $84,635,366
                                                             ===========   ===========

SHORT-TERM INVESTMENTS-2.82%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               BANKS - 2.21%
   $1,921,021  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.30%........   $ 1,921,021
                                                               -----------
               INVESTMENT COMPANY - 0.61%
     536,271   First American Prime Obligation Fund, Current
                 rate -- 5.47%..............................       536,271
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................     2,457,292
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $73,928,250)(B)............................   $87,092,658
                                                               ===========

 (a) Presently not paying dividend income.
 (b) At December 31, 1999, the cost of securities for federal income tax purposes was $74,001,025 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $16,949,307
Unrealized depreciation.....................................   (3,857,674)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $13,091,633
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.10% of total net assets as of December 31, 1999.

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES
Schedule of Investments
December 31, 1999

COMMON STOCKS-94.52%
--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
             ADVERTISING-PUBLIC RELATIONS - 4.56%
    141,800  Cox Radio, Inc. (a)..........................   $     6,112,345   $    14,144,550
     90,000  TMP Worldwide, Inc. (a)......................         6,792,729        12,780,000
    292,500  Young & Rubicam, Inc.........................         8,395,736        20,694,375
                                                             ---------------   ---------------
                                                                  21,300,810        47,618,925
                                                             ---------------   ---------------
             AIR FREIGHT - 0.61%
     35,400  Atlas Air, Inc. (a)..........................         1,145,025           971,287
    135,000  Biomet, Inc..................................         5,229,183         5,400,000
                                                             ---------------   ---------------
                                                                   6,374,208         6,371,287
                                                             ---------------   ---------------
             BANKS - 1.11%
    195,800  Zions Bancorporation.........................        10,995,632        11,588,912
                                                             ---------------   ---------------
             BIOMEDICS, GENETICS RESEARCH AND DEVELOPMENT
             - 1.39%
     45,000  Affymetrix, Inc. (a).........................         4,736,531         7,635,937
     45,000  Human Genome Sciences, Inc. (a)..............         6,206,907         6,868,125
                                                             ---------------   ---------------
                                                                  10,943,438        14,504,062
                                                             ---------------   ---------------
             BROADCASTING - 5.23%
     78,800  Cumulus Media, Inc. Class A (a)                       3,897,932         3,999,100
     93,300  Emmis Communications Corp. Class A (a).......         7,218,946        11,628,970
    112,500  Hispanic Broadcasting Corp. (a)..............         6,462,410        10,374,609
    112,500  UnitedGlobalCom, Inc. (a)....................         6,501,333         7,945,312
    202,500  Univision Communications, Inc.
               Class A (a)................................         6,256,009        20,692,969
                                                             ---------------   ---------------
                                                                  30,336,630        54,640,960
                                                             ---------------   ---------------
             BUSINESS SERVICES - 3.92%
    135,000  Healtheon/WebMD Corp. (a)....................         6,731,159         5,062,500
     90,000  iXL Enterprises, Inc. (a)....................         4,490,975         4,995,000
     22,500  Official Payments Corp. (a)..................           337,500         1,170,000
     67,500  Redback Networks, Inc. (a)...................         9,694,714        11,981,250
    225,000  USWeb Corp. (a)..............................         8,522,321         9,998,437
     90,000  Verio, Inc. (a)..............................         4,771,827         4,156,875
     45,000  Visual Networks, Inc. (a)....................         3,307,500         3,566,250
                                                             ---------------   ---------------
                                                                  37,855,996        40,930,312
                                                             ---------------   ---------------
             COMPUTER-COMMUNICATION EQUIPMENT - 0.52%
    135,000  StarMedia Network, Inc. (a)..................         6,082,182         5,408,437
                                                             ---------------   ---------------
             COMPUTER-SOFTWARE - 24.10%
    142,100  AppNet, Inc. (a).............................         7,105,000         6,216,875
    213,800  BEA Systems, Inc. (a)........................         2,516,181        14,952,637
     67,500  Check Point Software Technologies
               Ltd. (a)...................................         3,617,034        13,415,625
    112,500  Comverse Technology, Inc. (a)                         5,383,447        16,284,375
     31,500  Data Return Corp. (a)........................         1,274,895         1,685,250
     22,500  DoubleClick, Inc. (a)........................         3,984,048         5,693,906
     88,100  Egreetings Network, Inc. (a).................         1,026,915           892,012
     39,400  Electronic Arts, Inc. (a)....................         2,755,926         3,309,600
     90,000  i2 Technologies, Inc. (a)....................         6,075,491        17,550,000
     45,000  Inktomi Corp. (a)............................         2,934,423         3,993,750
    139,000  Intertrust Technologies Corp. (a)............         7,854,007        16,349,875

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
    135,000  ISS Group, Inc. (a)..........................   $     4,527,120   $     9,601,875
    135,000  J.D. Edwards & Co. (a).......................         3,897,919         4,033,125
     90,000  Legato Systems, Inc. (a).....................         4,676,625         6,193,125
     26,100  Liberate Technologies, Inc. (a)                       2,803,263         6,707,700
     71,700  Mediaplex, Inc. (a)..........................         4,191,022         4,499,175
    135,000  Mercury Interactive Corp. (a)................         4,815,118        14,571,562
    247,500  New Era of Networks, Inc. (with
               rights) (a)................................        11,799,288        11,787,187
    180,000  Open Market, Inc. (a)........................         6,180,239         8,122,500
    248,500  Peregrine Systems, Inc. (a)..................        10,333,952        20,532,313
    162,000  Portal Software, Inc. (a)....................         9,609,836        16,665,750
    141,900  SciQuest.com, Inc. (a).......................         4,675,135        11,281,050
    180,000  Siebel Systems, Inc. (a).....................         4,412,887        15,120,000
    112,600  TSI International Software Ltd. (a)..........         6,911,346         6,375,975
    124,650  USinternetworking, Inc. (a)..................         4,229,729         8,709,919
    135,000  Whittman-Hart, Inc. (a)......................         8,973,478         7,239,375
                                                             ---------------   ---------------
                                                                 136,564,324       251,784,536
                                                             ---------------   ---------------
             DRUGS - 5.96%
    153,000  Biovail Corp. International (a)..............         7,998,025        14,343,750
    225,000  Jones Pharma, Inc............................         7,608,392         9,773,438
     70,850  King Pharmaceuticals, Inc. (a)...............         2,235,714         3,972,028
    135,000  MedImmune, Inc. (a)..........................         5,974,313        22,393,125
    118,200  QLT PhotoTherapeutics, Inc. (a)                       3,591,278         6,944,250
    135,000  Watson Pharmaceuticals, Inc. (a).............         5,337,673         4,834,688
                                                             ---------------   ---------------
                                                                  32,745,395        62,261,279
                                                             ---------------   ---------------
             ELECTRICAL-COMPONENTS AND PARTS - 4.01%
    135,000  Analog Devices, Inc. (a).....................         6,026,577        12,555,000
    360,000  Celestica, Inc. (a)..........................         7,433,908        19,980,000
    202,400  Flextronics International Ltd. (a)                    6,849,975         9,310,400
                                                             ---------------   ---------------
                                                                  20,310,460        41,845,400
                                                             ---------------   ---------------
             ELECTRONIC-COMMUNICATION SECURITY - 2.71%
    148,300  VeriSign, Inc. (a)...........................         7,883,797        28,288,225
                                                             ---------------   ---------------
             ELECTRONIC-COMPONENTS - 0.42%
    135,000  Methode Electronics, Inc.....................         3,669,214         4,336,875
                                                             ---------------   ---------------
             ELECTRONIC-CONTROLS AND EQUIPMENT - 0.95%
     15,700  Credence Systems Corp. (a)...................         1,269,043         1,358,050
     90,000  Harmonic, Inc. (a)...........................         6,396,120         8,544,375
                                                             ---------------   ---------------
                                                                   7,665,163         9,902,425
                                                             ---------------   ---------------
             ELECTRONIC-SEMICONDUCTOR AND CAPACITOR -
             6.79%
     99,000  Applied Micro Circuits Corp. (a)                      3,304,216        12,597,750
    328,400  Atmel Corp. (a)..............................         5,061,279         9,708,325
    180,000  LSI Logic Corp. (a)..........................         6,646,249        12,150,000
    103,400  SDL, Inc. (a)................................         5,803,604        22,541,200
    247,500  Vishay Intertechnology, Inc. (a)                      4,259,760         7,827,188
    135,000  Xilinx, Inc. (a).............................         2,409,186         6,138,281
                                                             ---------------   ---------------
                                                                  27,484,294        70,962,744
                                                             ---------------   ---------------

--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
             FINANCIAL SERVICES - 1.89%
    135,000  Ambac Financial Group, Inc...................   $     7,827,425   $     7,045,313
    247,500  AmeriCredit Corp. (a)........................         3,886,063         4,578,750
    315,000  Concord EFS, Inc. (a)........................         7,389,318         8,111,250
      1,700  Franklin Resources, Inc......................            25,769            54,506
                                                             ---------------   ---------------
                                                                  19,128,575        19,789,819
                                                             ---------------   ---------------
             FOOD - 0.19%
    112,500  International Home Foods, Inc. (a)...........         1,742,370         1,954,688
                                                             ---------------   ---------------
             FREIGHT CARRIERS - 1.13%
    270,000  Expeditors International of Washington,
               Inc........................................         8,456,901        11,829,375
                                                             ---------------   ---------------
             HEALTH CARE SERVICES - 0.88%
    135,000  Bausch & Lomb, Inc...........................         8,982,924         9,239,063
                                                             ---------------   ---------------
             HOTEL AND GAMING - 1.13%
     90,000  MGM Grand, Inc. (a)..........................         4,641,309         4,528,125
    585,000  Park Place Entertainment Corp. (a)...........         6,653,621         7,312,500
                                                             ---------------   ---------------
                                                                  11,294,930        11,840,625
                                                             ---------------   ---------------
             INSURANCE - 0.73%
    225,000  St. Paul Companies, Inc......................         7,551,257         7,579,688
                                                             ---------------   ---------------
             MEDIA - 1.36%
    393,750  Infinity Broadcasting Corp. Class A (a)......         7,140,477        14,248,828
                                                             ---------------   ---------------
             MEDICAL SUPPLIES - 1.58%
     90,000  ALZA Corp. (a)...............................         2,850,039         3,116,250
    315,000  Mallinckrodt Group, Inc......................         9,332,321        10,020,938
    135,000  Sybron International Corp. (a)...............         3,189,483         3,332,813
                                                             ---------------   ---------------
                                                                  15,371,843        16,470,001
                                                             ---------------   ---------------
             METALS-FABRICATING - 1.32%
    260,800  Waters Corp. (a).............................         7,882,505        13,822,400
                                                             ---------------   ---------------
             OIL AND GAS FIELD
             SERVICES - 1.77%
    270,000  BJ Services Co. (a)..........................        10,446,282        11,289,375
    180,000  Weatherford International, Inc. (a)..........         6,229,941         7,188,750
                                                             ---------------   ---------------
                                                                  16,676,223        18,478,125
                                                             ---------------   ---------------
             OIL-OFFSHORE DRILLING - 3.50%
    270,000  ENSCO International, Inc.....................         5,786,298         6,176,250
    180,000  Marine Drilling Companies, Inc. (a)..........         3,926,947         4,038,750
    405,000  Nabors Industries, Inc. (a)..................        10,045,514        12,529,688
    315,000  Noble Drilling Corp. (a).....................         7,387,196        10,316,250

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
    135,000  Santa Fe International Corp..................   $     3,381,877   $     3,493,125
                                                             ---------------   ---------------
                                                                  30,527,832        36,554,063
                                                             ---------------   ---------------
             PRECISION INSTRUMENTS-TEST, RESEARCH - 2.87%
    360,000  National Instruments Corp. (a)                        6,982,616        13,770,000
    135,000  PE Corp-PE Biosystems Group                           8,416,604        16,242,188
                                                             ---------------   ---------------
                                                                  15,399,220        30,012,188
                                                             ---------------   ---------------
             PRINTING - 1.87%
    135,000  Electronics for Imaging, Inc. (a)                     5,855,693         7,846,875
     45,000  Lexmark International Group Class A (a)......         3,811,833         4,072,500
    180,000  Valassis Communications, Inc. (a)............         6,135,862         7,605,000
                                                             ---------------   ---------------
                                                                  15,803,388        19,524,375
                                                             ---------------   ---------------
             PUBLISHING - 0.77%
    135,000  Knight Ridder, Inc...........................         7,036,593         8,032,500
                                                             ---------------   ---------------
             RETAIL-DEPARTMENT
             STORES - 0.16%
     23,200  Kohl's Corp. (a).............................         1,213,211         1,674,750
                                                             ---------------   ---------------
             RETAIL-SPECIALTY - 1.02%
     21,700  Bed Bath & Beyond, Inc. (a)..................           837,112           754,075
    144,900  Home Depot, Inc..............................         1,909,090         9,934,706
                                                             ---------------   ---------------
                                                                   2,746,202        10,688,781
                                                             ---------------   ---------------
             TELECOMMUNICATION
             EQUIPMENT - 5.49%
    270,000  Advanced Fibre Communications, Inc. (a)......         8,253,479        12,065,625
    225,000  CIENA Corp. (a)..............................         9,509,011        12,937,500
    180,000  CommScope, Inc. (a)..........................         4,739,157         7,256,250
     90,000  Nextel Communications, Inc. (a)..............         3,969,281         9,281,250
     90,000  QUALCOMM, Inc. (a)...........................         3,571,675        15,862,500
                                                             ---------------   ---------------
                                                                  30,042,603        57,403,125
                                                             ---------------   ---------------
             TELECOMMUNICATIONS - 2.93%
    383,400  Amdocs Ltd. (a)..............................         8,999,216        13,227,300
     92,300  Aspect Communications, Corp.                          3,799,776         3,611,238
    136,400  Inet Technologies, Inc. (a)..................         5,718,644         9,530,950
     92,500  Triton PCS Holdings, Inc. (a)................         3,790,828         4,208,750
                                                             ---------------   ---------------
                                                                  22,308,464        30,578,238
                                                             ---------------   ---------------
             UTILITIES-ELECTRIC - 1.65%
    270,000  Calpine Corp. (a)............................        10,185,734        17,280,000
                                                             ---------------   ---------------
             TOTAL COMMON STOCKS..........................   $   599,702,795   $   987,445,011
                                                             ===============   ===============

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

SHORT-TERM INVESTMENTS-5.80%
--------------------------------------------------------------------------------

    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                  ---------------

                BANKS - 0.84%
   $8,739,703   U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate -- 5.30%........   $     8,739,703
                                                                ---------------
                DIVERSIFIED FINANCE - 0.00%
       33,000   Associates Corp. Master Variable Rate Note,
                  Current rate -- 5.01%......................            33,000
                                                                ---------------
                U.S. GOVERNMENT AGENCY - 4.96%
   24,000,000   Federal Home Loan Bank, 5.83%, 1-14-2000.....        23,946,520
    7,500,000   Federal Home Loan Mortgage Corp., 5.77%,
                  1-10-2000..................................         7,488,187
    7,500,000   Federal Home Loan Mortgage Corp., 5.86%,
                  1-28-2000..................................         7,466,517
   13,000,000   Federal National Mortgage Association, 5.86%,
                  1-20-2000..................................        12,958,400
                                                                ---------------
                                                                     51,859,624
                                                                ---------------
                TOTAL SHORT-TERM INVESTMENTS.................        60,632,327
                                                                ---------------
                TOTAL INVESTMENTS IN SECURITIES (COST:
                  $660,335,122) (b)..........................   $ 1,048,077,338
                                                                ===============

 (a) Presently not paying dividend income.
 (b) At December 31, 1999, the cost of securities for federal income tax purposes was $660,523,978 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $397,500,083
Unrealized depreciation.....................................    (9,946,723)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $387,553,360
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.23 % of total net assets as of December 31, 1999.

FORTIS SERIES FUND, INC.
AGGRESSIVE GROWTH SERIES
Schedule of Investments
December 31, 1999

COMMON STOCKS-99.37%
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            ADVERTISING-PUBLIC RELATIONS - 0.44%
    62,500  Interep National Radio Sales, Inc.
              Class A (a)................................   $    760,703   $    835,937
    18,000  Media Metrix, Inc. (a).......................        909,000        643,500
                                                            ------------   ------------
                                                               1,669,703      1,479,437
                                                            ------------   ------------
            AEROSPACE AND EQUIPMENT - 0.64%
    45,000  The Titan Corp. (a)..........................      1,502,451      2,120,625
                                                            ------------   ------------
            AIR FREIGHT - 1.27%
    57,500  Eagle USA Airfreight, Inc. (a)...............      1,396,129      2,479,687
    40,500  Forward Air Corp. (a)........................        881,252      1,756,687
                                                            ------------   ------------
                                                               2,277,381      4,236,374
                                                            ------------   ------------
            APPAREL - 0.83%
    29,500  Bebe Stores, Inc. (a)........................      1,018,698        796,500
    43,200  Kenneth Cole Productions, Inc.
              Class A (a)................................      1,152,589      1,976,400
                                                            ------------   ------------
                                                               2,171,287      2,772,900
                                                            ------------   ------------
            BANKS - 1.08%
    72,300  Silicon Valley Bancshares....................      3,044,451      3,578,850
                                                            ------------   ------------
            BIOMEDICS, GENETICS RESEARCH AND DEVELOPMENT
            - 4.92%
   130,000  Bio-Technology General Corp. (a).............      2,032,966      1,982,500
   150,000  Cell Genesys, Inc. (a).......................      2,079,375      1,921,875
    43,700  CuraGen Corp. (a)............................      1,658,695      3,048,075
    54,000  Enzon, Inc. (a)..............................      1,619,909      2,342,250
    50,000  Invitrogen Corp. (a).........................      1,879,845      3,000,000
    58,700  Protein Design Labs, Inc. (a)................      2,594,961      4,109,000
                                                            ------------   ------------
                                                              11,865,751     16,403,700
                                                            ------------   ------------
            BROADCASTING - 3.86%
    54,000  Citadel Communications Corp. (a).............      2,159,355      3,503,250
    30,000  Emmis Communications Corp. Class A (a).......      1,869,510      3,739,219
    40,250  Radio One, Inc. (a)..........................      1,478,220      3,703,000
    66,500  Radio Unica Communications Corp. (a)               1,805,147      1,920,187
                                                            ------------   ------------
                                                               7,312,232     12,865,656
                                                            ------------   ------------
            BROKERAGE AND INVESTMENT - 0.92%
    81,000  Eaton Vance Corp.............................      2,577,262      3,078,000
                                                            ------------   ------------
            BUILDING MATERIALS - 0.23%
    77,000  Dal-Tile International, Inc. (a).............        912,198        779,625
                                                            ------------   ------------
            BUSINESS SERVICES - 13.32%
    31,000  c-Bridge Internet Solutions, Inc. (a)........      1,048,876      1,507,375
    30,000  Caliper Technologies Corp. (a)...............      1,428,906      2,002,500
    40,500  Cognizant Technology Solutions Corp. (a).....      1,393,312      4,427,156
    45,000  Diamond Technology Partners, Inc. (a)              1,151,517      3,867,187
    32,500  eBenX, Inc. (a)..............................      1,209,582      1,470,625
    62,500  El Sitio, Inc. (a)...........................      1,414,062      2,296,875
     7,600  FreeShop.com, Inc. (a).......................        277,242        364,800
    82,500  iXL Enterprises, Inc. (a)....................      3,034,038      4,578,750
    34,500  Micrel, Inc. (a).............................      1,188,656      1,964,344
   200,000  Netplex Group, Inc. (a)......................      1,590,630      2,225,000
    17,750  OnDisplay, Inc. (a)..........................        814,537      1,613,031
    21,700  Preview Systems, Inc. (a)....................        905,950      1,407,787
    39,700  Primus Knowledge Solutions, Inc. (a).........      1,979,995      1,798,906

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
    45,500  Proxicom, Inc. (a)...........................   $  2,858,062   $  5,656,219
    40,000  Reckson Service Industries, Inc. (a).........      1,735,376      2,495,000
    57,000  Student Advantage, Inc. (a)..................        823,562      1,264,687
    25,000  Tanning Technology Corp. (a).................      1,251,789      1,473,438
    50,000  Visual Networks, Inc. (a)....................      2,917,030      3,962,500
                                                            ------------   ------------
                                                              27,023,122     44,376,180
                                                            ------------   ------------
            CHEMICALS-SPECIALTY - 0.41%
   177,000  U.S. Plastic Lumber Co. (a)..................      1,831,520      1,360,688
                                                            ------------   ------------
            COMPUTER-HARDWARE - 2.00%
    58,000  Advanced Digital Information Corp. (a)             1,311,294      2,820,250
    68,000  Mercury Computer Systems, Inc. (a)...........      1,015,283      2,380,000
    45,000  SmartDisk Corp. (a)..........................      1,544,282      1,473,750
                                                            ------------   ------------
                                                               3,870,859      6,674,000
                                                            ------------   ------------
            COMPUTER-SOFTWARE - 19.34%
    31,000  Active Software, Inc. (a)....................      1,325,199      2,852,000
    40,000  Actuate Corp. (a)............................        824,802      1,715,000
   121,000  American Software, Inc. (a)..................      1,252,223      1,240,250
    54,600  AppNet, Inc. (a).............................      2,743,282      2,388,750
    43,700  Art Technology Group, Inc. (a)...............      1,902,330      5,681,000
    50,000  Backweb Technologies Ltd. (a)...............       1,921,796      2,106,250
    14,400  Bluestone Software, Inc. (a).................        886,743      1,656,000
    32,000  Broadbase Software, Inc. (a).................        793,695      3,600,000
    40,000  Business Objects S.A. ADR (a)................      1,202,972      5,345,000
    30,000  Cysive, Inc. (a).............................        510,000      2,161,875
    42,500  Daleen Technologies, Inc. (a)................        827,937        929,688
    85,850  Egreetings Network, Inc. (a).................        944,875        869,231
    19,000  Keynote Systems, Inc. (a)....................        688,750      1,401,250
    41,500  Lifeminders.com, Inc. (a)....................      1,028,497      2,396,625
    48,000  Macrovision Corp. (a)........................      1,078,426      3,552,000
    28,000  Mercury Interactive Corp. (a)................        601,369      3,022,250
    24,500  Micromuse, Inc. (a)..........................      1,557,344      4,165,000
    20,000  Mission Critical Software, Inc. (a)..........      1,140,000      1,400,000
    41,500  Netegrity, Inc. (a)..........................      1,823,595      2,362,906
   110,000  Open Market, Inc. (a)........................      2,010,188      4,963,750
     5,350  OpenTV Corp. (a).............................        107,000        429,338
    17,500  Quest Software, Inc. (a).....................        702,344      1,785,000
    50,000  Sagent Technology, Inc. (a)..................      1,294,687      1,496,875
    62,700  WebTrends Corp. (a)..........................      3,557,588      5,078,700
    50,000  Wind River Systems, Inc. (a).................      1,815,155      1,837,500
                                                            ------------   ------------
                                                              32,540,797     64,436,238
                                                            ------------   ------------
            DRUGS - 5.52%
    50,000  Accredo Health, Inc. (a).....................        939,062      1,537,500
    57,500  Alkermes, Inc. (a)...........................      1,968,497      2,824,688
    60,000  Cephalon, Inc. (a)...........................        996,426      2,073,750
    60,000  Dusa Pharmaceuticals, Inc. (a)...............      1,393,046      1,710,000
    70,000  Jones Pharma, Inc............................      1,826,762      3,040,625
   140,000  Noven Pharmaceuticals, Inc. (a)..............      2,056,015      2,537,500
    50,300  Pharmacyclics, Inc. (a)......................      1,695,306      2,074,875
    70,000  Viropharma, Inc. (a).........................      2,048,438      2,590,000
                                                            ------------   ------------
                                                              12,923,552     18,388,938
                                                            ------------   ------------
            EDUCATIONAL SERVICES - 1.11%
    59,500  Career Education Corp. (a)...................      1,565,097      2,283,313
    44,000  National Information Consortium, Inc. (a)....        534,000      1,408,000
                                                            ------------   ------------
                                                               2,099,097      3,691,313
                                                            ------------   ------------

FORTIS SERIES FUND, INC.
AGGRESSIVE GROWTH SERIES (CONTINUED)
Schedule of Investments
December 31, 1999

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            ELECTRONIC COMPONENTS - 4.83%
    22,500  Crossroads Systems, Inc. (a).................   $    823,750   $  1,901,250
    16,000  CTS Corp.....................................        799,213      1,206,000
    28,000  Electro Scientific Industries, Inc. (a)......      1,696,062      2,044,000
    44,000  Emulex Corp. (a).............................      1,450,427      4,950,000
    20,000  Finisar Corp. (a)............................      1,526,875      1,797,500
    13,000  QLogic Corp. (a).............................      1,004,938      2,078,375
    30,000  Silicon Image, Inc. (a)......................      1,182,032      2,101,875
                                                            ------------   ------------
                                                               8,483,297     16,079,000
                                                            ------------   ------------
            ELECTRONIC-CONTROLS AND EQUIPMENT - 0.66%
    25,500  Credence Systems Corp. (a)...................      1,237,813      2,205,750
                                                            ------------   ------------
            ELECTRONIC-SEMICONDUCTOR AND CAPACITOR -
            6.59%
    35,150  Alpha Industries, Inc. (a)...................        977,594      2,014,534
    26,000  Applied Micro Circuits Corp. (a).............        717,738      3,308,500
    36,000  Exar Corp. (a)...............................      1,041,138      2,119,500
    58,000  Kopin Corp. (a)..............................        964,098      2,436,000
    28,000  Sandisk Corp. (a)............................      1,904,000      2,695,000
    38,000  TranSwitch Corp. (a).........................      1,620,094      2,757,375
    47,300  TriQuint Semiconductor, Inc. (a).............      1,463,201      5,262,125
   100,000  Xicor, Inc. (a)..............................      1,398,122      1,368,750
                                                            ------------   ------------
                                                              10,085,985     21,961,784
                                                            ------------   ------------
            FINANCIAL SERVICES - 1.74%
    94,000  American Capital Strategies Ltd..............      1,713,041      2,138,500
    80,000  IndyMac Mortgage Holdings, Inc. (a)..........      1,250,623      1,020,000
    70,000  Multex.com, Inc. (a).........................      1,635,378      2,633,750
                                                            ------------   ------------
                                                               4,599,042      5,792,250
                                                            ------------   ------------
            HEALTH CARE SERVICES - 1.46%
    51,000  Hooper Holmes, Inc...........................      1,080,435      1,313,250
    95,000  Medarex, Inc. (a)............................      1,567,656      3,538,750
                                                            ------------   ------------
                                                               2,648,091      4,852,000
                                                            ------------   ------------
            MACHINERY - 1.54%
    38,000  Advanced Energy Industries, Inc. (a).........        800,713      1,871,500
    49,500  Asyst Technologies, Inc. (a).................      1,802,991      3,245,344
                                                            ------------   ------------
                                                               2,603,704      5,116,844
                                                            ------------   ------------
            MEDICAL SUPPLIES - 3.02%
    39,000  Abgenix, Inc. (a)............................        893,687      5,167,500
    50,000  INAMED Corp. (a).............................      1,790,625      2,193,750
   117,200  PolyMedica Corp. (a).........................      2,409,876      2,710,250
                                                            ------------   ------------
                                                               5,094,188     10,071,500
                                                            ------------   ------------
            MEDICAL TECHNOLOGY - 1.97%
   107,500  ArthoCare Corp. (a)..........................      4,335,880      6,557,500
                                                            ------------   ------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            RETAIL-CLOTHING - 0.95%
    82,500  Charlotte Russe Holding, Inc. (a)............   $  1,051,381   $  1,732,500
    82,500  Too, Inc. (a)................................      1,429,638      1,423,125
                                                            ------------   ------------
                                                               2,481,019      3,155,625
                                                            ------------   ------------
            RETAIL-ELECTRIC PRODUCTS, RADIO, TV, AUDIO -
            0.36%
    66,500  Electronics Boutique Holdings Corp. (a)......      1,585,918      1,197,000
                                                            ------------   ------------
            RETAIL-MISCELLANEOUS - 1.35%
    79,950  Insight Enterprises, Inc. (a)................      1,915,319      3,247,969
    26,000  Zale Corp. (a)...............................        995,813      1,257,750
                                                            ------------   ------------
                                                               2,911,132      4,505,719
                                                            ------------   ------------
            RETAIL-SPECIALTY - 0.93%
    30,000  CyberSource Corp. (a)........................      1,770,000      1,552,500
    78,300  Vitaminshoppe.com, Inc. (a)..................        856,231        714,488
    50,000  Webvan Group, Inc. (a).......................      1,002,406        825,000
                                                            ------------   ------------
                                                               3,628,637      3,091,988
                                                            ------------   ------------
            TELECOMMUNICATION EQUIPMENT - 5.06%
    42,500  Advanced Fibre Communications, Inc. (a)......        895,607      1,899,219
    44,000  AudioCodes Ltd. (a)..........................      2,373,770      4,048,000
    29,400  Clarent Corp. (a)............................      1,997,086      2,285,850
    62,500  CommScope, Inc. (a)..........................      1,480,459      2,519,531
    17,500  Next Level Communications, Inc. (a)..........        666,800      1,310,313
    40,000  Ortel Corp. (a)..............................      2,562,751      4,800,000
                                                            ------------   ------------
                                                               9,976,473     16,862,913
                                                            ------------   ------------
            TELECOMMUNICATIONS - 3.51%
    40,000  ECtel Ltd. (a)...............................        494,282        730,000
    10,900  Gilat Communications Ltd. (a)................        152,430        262,281
    37,000  Ibasis, Inc. (a).............................        592,000      1,063,750
    38,400  Inet Technologies, Inc. (a)..................      2,214,236      2,683,200
    63,500  MCK Communications, Inc. (a).................      1,522,844      1,428,750
    37,500  Net2Phone, Inc. (a)..........................      2,062,500      1,722,656
    25,500  Polycom, Inc. (a)............................      1,011,101      1,624,031
    53,700  Z-Tel Technologies, Inc. (a).................      1,114,581      2,168,138
                                                            ------------   ------------
                                                               9,163,974     11,682,806
                                                            ------------   ------------
            TOYS - 0.72%
   128,500  Jakks Pacific, Inc. (a)......................      2,214,142      2,401,344
                                                            ------------   ------------
            UTILITIES-ELECTRIC - 0.94%
    17,000  Calpine Corp. (a)............................        684,043      1,088,000
    61,500  Independent Energy Holdings, plc ADR (a).....      1,363,313      2,048,719
                                                            ------------   ------------
                                                               2,047,356      3,136,719
                                                            ------------   ------------
            TOTAL COMMON STOCKS..........................    186,718,314    304,913,266
                                                            ============   ============

SHORT-TERM INVESTMENTS - 8.26%
--------------------------------------------------------------------------------

    Principal                                                      Market
     Amount                                                      Value (c)
   -----------                                                  ------------
                BANKS - 3.91%
   $13,015,899  U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate -- 5.30%........   $ 13,015,899
                                                                ------------
                DIVERSIFIED FINANCE - 4.35%
   14,501,000   Associates Corp. Master Variable Rate Note,
                  Current rate -- 5.01%......................     14,501,000
                                                                ------------
                TOTAL SHORT-TERM INVESTMENTS.................     27,516,899
                                                                ------------
                TOTAL INVESTMENTS IN SECURITIES (COST:
                  $214,235,213)(b)...........................   $332,430,165
                                                                ============

 (a) Presently not paying dividend income.
 (b) At December 31, 1999, the cost of securities for federal income tax purposes was $214,606,313 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $123,034,128
Unrealized depreciation..........................................   (5,210,276)
------------------------------------------------------------------------------
Net unrealized appreciation......................................  $117,823,852
------------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.30% of total net assets as of December 31, 1999.

FORTIS SERIES FUND, INC.

Statements of Assets and Liabilities

December 31, 1999
--------------------------------------------------------------------------------

                                             MONEY      U.S. GOV'T.   DIVERSIFIED     GLOBAL         HIGH
                                             MARKET      SECURITIES      INCOME        BOND         YIELD
                                             SERIES        SERIES        SERIES       SERIES        SERIES
                                          ------------  ------------  ------------  -----------  ------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $124,079,559  $140,062,091  $99,580,576   $24,281,697  $ 66,870,717
  Foreign currency on deposit with
    custodian...........................           --            --            --      194,089             --
  Collateral for securities lending
    transactions (Note 1)...............           --            --            --           --             --
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts
      (Notes 1 and 3)...................           --            --            --       56,309             --
    Investment securities sold..........           --            --            --           --             --
    Interest and dividends..............       79,984     1,151,558     1,652,951      461,820      1,354,288
                                          ------------  ------------  ------------  -----------  ------------
TOTAL ASSETS............................  124,159,543   141,213,649   101,233,527   24,993,915     68,225,005
                                          ------------  ------------  ------------  -----------  ------------
LIABILITIES:
  Unrealized depreciation on forward
    foreign currency contracts (Notes 1
    and 3)..............................           --            --            --       30,996             --
  Payable upon return of securities
    loaned (Note 1).....................           --            --            --           --             --
  Payable for investment securities
    purchased...........................           --     2,450,000            --           --             --
  Payable for investment advisory and
    management fees (Note 2)............       29,048        55,692        41,317       16,269         29,019
  Accounts payable and accrued
    expenses............................       25,880        50,029        39,060       21,074         29,887
                                          ------------  ------------  ------------  -----------  ------------
TOTAL LIABILITIES.......................       54,928     2,555,721        80,377       68,339         58,906
                                          ------------  ------------  ------------  -----------  ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares; **...........  119,694,006   153,327,066   109,516,163   26,478,029     75,699,886
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....           --    (3,004,141)   (4,426,057)  (1,264,190)    (3,163,712)
  Undistributed (excess of distributions
    over) net investment income.........    4,466,661     8,329,737     7,438,940      357,578      6,530,561
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................      (56,052)  (19,994,734)  (11,375,896)    (645,841)   (10,900,636)
                                          ------------  ------------  ------------  -----------  ------------
TOTAL NET ASSETS........................  $124,104,615  $138,657,928  $101,153,150  $24,925,576  $ 68,166,099
                                          ============  ============  ============  ===========  ============
NET ASSET VALUE PER SHARE...............       $11.20        $10.13        $10.91       $10.26          $9.09
                                          ============  ============  ============  ===========  ============
*Cost...................................  $124,079,559  $143,066,232  $104,006,633  $25,565,634  $ 70,034,429
**Outstanding shares....................   11,079,259    13,692,934     9,273,517    2,428,631      7,496,362

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                            GLOBAL
                                             ASSET        ASSET                      GROWTH &       S & P       BLUE CHIP
                                          ALLOCATION    ALLOCATION      VALUE         INCOME      500 INDEX       STOCK
                                            SERIES        SERIES        SERIES        SERIES        SERIES        SERIES
                                          -----------  ------------  ------------  ------------  ------------  ------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $63,974,118  $690,645,017  $94,579,960   $317,048,950  $424,803,556  $285,190,049
  Foreign currency on deposit with
    custodian...........................     797,137            --            --            --            --            --
  Collateral for securities lending
    transactions (Note 1)...............          --            --    18,295,700    52,941,130    78,570,012    53,312,651
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts
      (Notes 1 and 3)...................     189,408            --            --            --            --            --
    Investment securities sold..........     493,776       556,331            --            --        36,090       498,770
    Interest and dividends..............     709,681     3,978,332        90,664       387,825       399,207       172,649
                                          -----------  ------------  ------------  ------------  ------------  ------------
TOTAL ASSETS............................  66,164,120   695,179,680   112,966,324   370,377,905   503,808,865   339,174,119
                                          -----------  ------------  ------------  ------------  ------------  ------------
LIABILITIES:
  Unrealized depreciation on forward
    foreign currency contracts (Notes 1
    and 3)..............................      10,711            --            --            --            --            --
  Payable upon return of securities
    loaned (Note 1).....................          --            --    18,295,700    52,941,130    78,570,012    53,312,651
  Payable for investment securities
    purchased...........................          --    14,811,110            --            --       254,994     1,377,671
  Payable for investment advisory and
    management fees (Note 2)............      50,773       261,102        54,479       167,054       139,077       202,336
  Accounts payable and accrued
    expenses............................      35,938       150,756        33,013        83,976        71,393        52,192
                                          -----------  ------------  ------------  ------------  ------------  ------------
TOTAL LIABILITIES.......................      97,422    15,222,968    18,383,192    53,192,160    79,035,476    54,944,850
                                          -----------  ------------  ------------  ------------  ------------  ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares; **...........  61,173,567   443,929,207    79,472,187   208,884,710   305,030,797   202,367,535
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....   3,575,411   129,051,400     9,073,467    65,880,376   112,423,330    76,940,581
  Undistributed (excess of distributions
    over) net investment income.........     (92,419)   15,806,752       777,519     4,402,984     3,112,410        10,313
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................   1,410,139    91,169,353     5,259,959    38,017,675     4,206,852     4,910,840
                                          -----------  ------------  ------------  ------------  ------------  ------------
TOTAL NET ASSETS........................  $66,066,698  $679,956,712  $94,583,132   $317,185,745  $424,773,389  $284,229,269
                                          ===========  ============  ============  ============  ============  ============
NET ASSET VALUE PER SHARE...............      $13.17        $22.78        $15.65        $21.94        $22.66        $21.93
                                          ===========  ============  ============  ============  ============  ============
*Cost...................................  $60,559,802  $561,593,617  $85,506,493   $251,168,574  $312,511,051  $208,249,467
**Outstanding shares....................   5,016,325    29,847,054     6,043,086    14,456,313    18,744,635    12,958,021


                                          INTERNATIONAL   MID CAP
                                             STOCK         STOCK
                                             SERIES       SERIES
                                          ------------  -----------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $143,791,081  $24,806,653
  Foreign currency on deposit with
    custodian...........................           --            --
  Collateral for securities lending
    transactions (Note 1)...............           --            --
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts
      (Notes 1 and 3)...................           --            --
    Investment securities sold..........      132,288            --
    Interest and dividends..............      416,053        30,297
                                          ------------  -----------
TOTAL ASSETS............................  144,339,422    24,836,950
                                          ------------  -----------
LIABILITIES:
  Unrealized depreciation on forward
    foreign currency contracts (Notes 1
    and 3)..............................        2,863            --
  Payable upon return of securities
    loaned (Note 1).....................           --            --
  Payable for investment securities
    purchased...........................      219,039            --
  Payable for investment advisory and
    management fees (Note 2)............       97,244        17,938
  Accounts payable and accrued
    expenses............................       51,249        19,505
                                          ------------  -----------
TOTAL LIABILITIES.......................      370,395        37,443
                                          ------------  -----------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares; **...........  102,145,023    21,668,574
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....   34,503,095     2,412,291
  Undistributed (excess of distributions
    over) net investment income.........    4,293,891         1,150
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................    3,027,018       717,492
                                          ------------  -----------
TOTAL NET ASSETS........................  $143,969,027  $24,799,507
                                          ============  ===========
NET ASSET VALUE PER SHARE...............       $17.94        $10.68
                                          ============  ===========
*Cost...................................  $109,273,255  $22,426,212
**Outstanding shares....................    8,027,243     2,321,799

FORTIS SERIES FUND, INC.

December 31, 1999

--------------------------------------------------------------------------------

                                           SMALL CAP      GLOBAL      LARGE CAP       GROWTH       AGGRESSIVE
                                             VALUE        GROWTH       GROWTH         STOCK          GROWTH
                                            SERIES        SERIES       SERIES         SERIES         SERIES
                                          -----------  ------------  -----------  --------------  ------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $39,534,299  $474,157,386  $87,092,658  $1,048,077,338  $332,430,165
  Foreign currency on deposit with
    custodian...........................          --            --           --              --             --
  Collateral for securities lending
    transactions (Note 1)...............          --    78,002,223           --              --     52,985,551
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts
      (Notes 1 and 3)...................          --            --           --              --             --
    Investment securities sold..........     148,916            --           --       8,129,051      8,600,187
    Interest and dividends..............      55,529       408,710       45,656         305,295         92,266
                                          -----------  ------------  -----------  --------------  ------------
TOTAL ASSETS............................  39,738,744   552,568,319   87,138,314   1,056,511,684    394,108,169
                                          -----------  ------------  -----------  --------------  ------------
LIABILITIES:
  Unrealized depreciation on forward
    foreign currency contracts (Notes 1
    and 3)..............................          --            --           --              --             --
  Payable upon return of securities
    loaned (Note 1).....................          --    78,002,223           --              --     52,985,551
  Payable for investment securities
    purchased...........................     523,300            --           --      11,068,421      7,754,782
  Payable for investment advisory and
    management fees (Note 2)............      28,689       259,241       62,029         497,742        158,372
  Accounts payable and accrued
    expenses............................      16,165       126,554       15,261         217,527         51,525
                                          -----------  ------------  -----------  --------------  ------------
TOTAL LIABILITIES.......................     568,154    78,388,018       77,290      11,783,690     60,950,230
                                          -----------  ------------  -----------  --------------  ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares; **...........  36,823,274   157,463,468   72,516,812     487,717,916    132,929,020
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....   1,123,688   266,318,606   13,164,408     387,742,216    118,194,952
  Undistributed (excess of distributions
    over) net investment income.........       7,618     3,558,566           --              --             --
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................   1,216,010    46,839,661    1,379,804     169,267,862     82,033,967
                                          -----------  ------------  -----------  --------------  ------------
TOTAL NET ASSETS........................  $39,170,590  $474,180,301  $87,061,024  $1,044,727,994  $333,157,939
                                          ===========  ============  ===========  ==============  ============
NET ASSET VALUE PER SHARE...............      $10.20        $34.72       $15.05          $45.14         $33.79
                                          ===========  ============  ===========  ==============  ============
*Cost...................................  $38,410,611  $207,821,292  $73,928,250  $ 660,335,122   $214,235,213
**Outstanding shares....................   3,838,536    13,656,496    5,783,459      23,144,916      9,859,699

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS SERIES FUND, INC.

Statements of Operations

For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                            MONEY     U.S. GOV'T.   DIVERSIFIED    GLOBAL        HIGH
                                            MARKET     SECURITIES     INCOME        BOND         YIELD
                                            SERIES       SERIES       SERIES       SERIES       SERIES
                                          ----------  ------------  -----------  -----------  -----------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $4,789,510  $ 9,105,051   $8,030,502   $1,209,889   $ 6,888,089
    Dividend Income.....................        --             --           --           --        49,229
    Fee income (Note 1).................        --             --           --           --            --
                                          ----------  ------------  -----------  -----------  -----------
  Total Income *........................  4,789,510     9,105,051    8,030,502    1,209,889     6,937,318
                                          ----------  ------------  -----------  -----------  -----------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................   274,499        689,891      518,738      191,654       355,332
    Legal and auditing fees (Note 2)....    18,945         31,100       25,250       21,648        21,695
    Custodian fees......................     7,125          7,600        6,550        6,600         3,500
    Shareholders' notices and reports...    17,725         34,100       28,797        5,600        20,750
    Directors' fees and expenses........     2,958          4,900        6,600        3,795         2,300
    Other...............................     1,192          6,460        4,803        1,057         3,075
                                          ----------  ------------  -----------  -----------  -----------
  Total Expenses........................   322,444        774,051      590,738      230,354       406,652
                                          ----------  ------------  -----------  -----------  -----------
NET INVESTMENT INCOME (LOSS)............  4,467,066     8,331,000    7,439,764      979,535     6,530,666
                                          ----------  ------------  -----------  -----------  -----------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS &

FOREIGN CURRENCY TRANSACTIONS: (NOTE 1)

NET REALIZED GAIN (LOSS) FROM:
    Investments.........................        --     (2,701,403)  (2,835,772)    (645,841)   (9,316,276)
    Foreign currency transactions.......        --             --           --      372,943            --
    Future contracts....................        --             --           --           --            --
                                          ----------  ------------  -----------  -----------  -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....        --     (2,701,403)  (2,835,772)    (272,898)   (9,316,276)
                                          ----------  ------------  -----------  -----------  -----------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
    Investments.........................        --     (8,562,127)  (6,518,809)  (1,139,768)    3,551,263
    Translation of assets and
      liabilities denominated in foreign
      currency..........................        --             --           --   (1,529,853)           --
                                          ----------  ------------  -----------  -----------  -----------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........        --     (8,562,127)  (6,518,809)  (2,669,621)    3,551,263
                                          ----------  ------------  -----------  -----------  -----------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................        --    (11,263,530)  (9,354,581)  (2,942,519)   (5,765,013)
                                          ----------  ------------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $4,467,066  $(2,932,530)  $(1,914,817) $(1,962,984) $   765,653
                                          ==========  ============  ===========  ===========  ===========

  *Net of foreign witholding taxes of:
  Global Bond Series                      $      166
  Global Asset Allocation Series              64,930
  Asset Allocation Series                        922
  Value Series                                12,125
  Growth & Income Series                      45,270
  S & P 500 Index Series                      33,119
  Blue Chip Stock Series                       6,739
  International Stock Series                 266,821
  Mid Cap Stock Series                           159
  Global Growth Series                       208,441
  Large Cap Growth Series                      2,661

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS SERIES FUND, INC.

For the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                            GLOBAL
                                             ASSET        ASSET                    GROWTH &       S & P
                                          ALLOCATION    ALLOCATION     VALUE        INCOME      500 INDEX
                                            SERIES        SERIES       SERIES       SERIES       SERIES
                                          -----------  ------------  ----------  ------------  -----------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $1,401,064   $15,776,087   $152,355    $   844,675   $   363,127
    Dividend Income.....................     834,974     3,221,036   1,319,251     5,594,028     4,278,587
    Fee income (Note 1).................          --            --     13,753        103,403        37,392
                                          -----------  ------------  ----------  ------------  -----------
  Total Income *........................   2,236,038    18,997,123   1,485,359     6,542,106     4,679,106
                                          -----------  ------------  ----------  ------------  -----------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................     614,231     2,887,514    638,668      1,971,921     1,359,937
    Legal and auditing fees (Note 2)....      24,800        56,900     26,100         36,900        38,500
    Custodian fees......................      34,374        39,400     12,100         23,300        63,700
    Shareholders' notices and reports...      16,200       160,700     23,650         82,400        69,214
    Directors' fees and expenses........       2,200        19,250      3,000         10,050         9,912
    Other...............................       3,056        25,680      3,891         13,504        24,879
                                          -----------  ------------  ----------  ------------  -----------
  Total Expenses........................     694,861     3,189,444    707,409      2,138,075     1,566,142
                                          -----------  ------------  ----------  ------------  -----------
NET INVESTMENT INCOME (LOSS)............   1,541,177    15,807,679    777,950      4,404,031     3,112,964
                                          -----------  ------------  ----------  ------------  -----------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS &

FOREIGN CURRENCY TRANSACTIONS: (NOTE 1)

NET REALIZED GAIN (LOSS) FROM:
    Investments.........................   3,811,915    91,173,105   6,011,807    38,018,834     3,677,306
    Foreign currency transactions.......    (489,824)           --         --             --            --
    Future contracts....................          --            --         --             --       759,388
                                          -----------  ------------  ----------  ------------  -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....   3,322,091    91,173,105   6,011,807    38,018,834     4,436,694
                                          -----------  ------------  ----------  ------------  -----------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
    Investments.........................  (4,982,451)    5,530,133    823,492    (10,859,212)   56,694,432
    Translation of assets and
      liabilities denominated in foreign
      currency..........................    (452,529)           --         --             --            --
                                          -----------  ------------  ----------  ------------  -----------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........  (5,434,980)    5,530,133    823,492    (10,859,212)   56,694,432
                                          -----------  ------------  ----------  ------------  -----------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................  (2,112,889)   96,703,238   6,835,299    27,159,622    61,131,126
                                          -----------  ------------  ----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $ (571,712)  $112,510,917  $7,613,249  $31,563,653   $64,244,090
                                          ===========  ============  ==========  ============  ===========

  *Net of foreign witholding taxes of:
  Global Bond Series                      $      166
  Global Asset Allocation Series              64,930
  Asset Allocation Series                        922
  Value Series                                12,125
  Growth & Income Series                      45,270
  S & P 500 Index Series                      33,119
  Blue Chip Stock Series                       6,739
  International Stock Series                 266,821
  Mid Cap Stock Series                           159
  Global Growth Series                       208,441
  Large Cap Growth Series                      2,661

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                           BLUE CHIP   INTERNATIONAL  MID CAP   SMALL CAP      GLOBAL      LARGE CAP      GROWTH
                                             STOCK        STOCK       STOCK       VALUE        GROWTH       GROWTH        STOCK
                                            SERIES       SERIES       SERIES      SERIES       SERIES       SERIES        SERIES
                                          -----------  -----------  ----------  ----------  ------------  -----------  ------------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $  476,221   $  199,832   $ 42,886    $ 86,545    $   632,296   $  146,338   $ 2,086,247
    Dividend Income.....................   1,868,605    2,361,263    198,116     635,320      1,998,078      287,914     1,601,308
    Fee income (Note 1).................      29,942           --         --          --         71,132           --            --
                                          -----------  -----------  ----------  ----------  ------------  -----------  ------------
  Total Income *........................   2,374,768    2,561,095    241,002     721,865      2,701,506      434,252     3,687,555
                                          -----------  -----------  ----------  ----------  ------------  -----------  ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................   2,030,551      979,010    162,691     248,146      2,486,130      443,837     4,716,919
    Legal and auditing fees (Note 2)....      33,843       25,800     18,036      17,872         41,100       17,780        69,396
    Custodian fees......................      27,100       52,500     24,250      16,600         66,700       10,950        44,000
    Shareholders' notices and reports...      43,950       26,700      3,900       3,105        101,200        4,416       221,400
    Directors' fees and expenses........       7,860        3,850        697         948         11,250        1,558        24,200
    Other...............................       9,057        4,385      4,521         940         14,570        1,407        31,384
                                          -----------  -----------  ----------  ----------  ------------  -----------  ------------
  Total Expenses........................   2,152,361    1,092,245    214,095     287,611      2,720,950      479,948     5,107,299
                                          -----------  -----------  ----------  ----------  ------------  -----------  ------------
NET INVESTMENT INCOME (LOSS)............     222,407    1,468,850     26,907     434,254        (19,444)     (45,696)   (1,419,744)
                                          -----------  -----------  ----------  ----------  ------------  -----------  ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS &

FOREIGN CURRENCY TRANSACTIONS: (NOTE 1)

NET REALIZED GAIN (LOSS) FROM:
    Investments.........................   9,056,380    6,767,940   1,061,904   2,175,194    50,463,560    3,223,783   171,292,228
    Foreign currency transactions.......        (837)     (34,717)        --          --         (3,931)          --            --
    Future contracts....................          --           --     21,075          --             --           --            --
                                          -----------  -----------  ----------  ----------  ------------  -----------  ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....   9,055,543    6,733,223   1,082,979   2,175,194    50,459,629    3,223,783   171,292,228
                                          -----------  -----------  ----------  ----------  ------------  -----------  ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
    Investments.........................  35,138,575   18,437,445   1,449,522   1,395,459   126,263,652    9,918,613   207,427,522
    Translation of assets and
      liabilities denominated in foreign
      currency..........................          (3)     (28,222)        --          --        (28,114)          --            --
                                          -----------  -----------  ----------  ----------  ------------  -----------  ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........  35,138,572   18,409,223   1,449,522   1,395,459   126,235,538    9,918,613   207,427,522
                                          -----------  -----------  ----------  ----------  ------------  -----------  ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................  44,194,115   25,142,446   2,532,501   3,570,653   176,695,167   13,142,396   378,719,750
                                          -----------  -----------  ----------  ----------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $44,416,522  $26,611,296  $2,559,408  $4,004,907  $176,675,723  $13,096,700  $377,300,006
                                          ===========  ===========  ==========  ==========  ============  ===========  ============

                                           AGGRESSIVE
                                             GROWTH
                                             SERIES
                                          ------------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income.....................  $    490,321
    Dividend Income.....................       240,024
    Fee income (Note 1).................       183,137
                                          ------------
  Total Income *........................       913,482
                                          ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................     1,209,725
    Legal and auditing fees (Note 2)....        26,700
    Custodian fees......................        38,700
    Shareholders' notices and reports...        37,790
    Directors' fees and expenses........         5,829
    Other...............................         6,671
                                          ------------
  Total Expenses........................     1,325,415
                                          ------------
NET INVESTMENT INCOME (LOSS)............      (411,933)
                                          ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS &
FOREIGN CURRENCY TRANSACTIONS: (NOTE 1)
NET REALIZED GAIN (LOSS) FROM:
    Investments.........................    82,466,554
    Foreign currency transactions.......            --
    Future contracts....................            --
                                          ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....    82,466,554
                                          ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
    Investments.........................    85,867,903
    Translation of assets and
      liabilities denominated in foreign
      currency..........................            --
                                          ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........    85,867,903
                                          ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................   168,334,457
                                          ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $167,922,524
                                          ============

FORTIS SERIES FUND, INC.

Statements of Changes in Net Assets

                                                                          U.S. GOVERNMENT
                                      MONEY MARKET SERIES                SECURITIES SERIES

-------------------------------------------------------------------------------------------------
                                   FOR THE          FOR THE          FOR THE          FOR THE
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     1999             1998             1999             1998
                                 ------------     ------------     ------------     ------------
OPERATIONS:
  Net investment income
    (loss)....................   $  4,467,066     $  3,352,699     $  8,331,000     $  7,969,014
  Net realized gain (loss) on
    investments and foreign
    currency transactions.....             --               --       (2,701,403)       2,483,190
  Net change in unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................             --               --       (8,562,127)       1,611,008
                                 ------------     ------------     ------------     ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................      4,467,066        3,352,699       (2,932,530)      12,063,212
                                 ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................     (3,352,892)      (3,313,814)      (7,970,078)      (8,884,962)
  From net realized gains.....             --               --               --               --
                                 ------------     ------------     ------------     ------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS................     (3,352,892)      (3,313,814)      (7,970,078)      (8,884,962)
                                 ------------     ------------     ------------     ------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares....................    123,316,203       69,216,897       14,558,760       33,885,181
  Proceeds from shares issued
    as a result of reinvested
    dividends.................      3,352,892        3,313,814        7,970,078        8,884,962
  Less cost of repurchase.....    (80,775,789)     (52,481,696)     (25,640,605)     (35,345,954)
                                 ------------     ------------     ------------     ------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM SHARES
  TRANSACTIONS................     45,893,306       20,049,015       (3,111,767)       7,424,189
                                 ------------     ------------     ------------     ------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS..................     47,007,480       20,087,900      (14,014,375)      10,602,439
NET ASSETS:
  Beginning of year...........     77,097,135       57,009,235      152,672,303      142,069,864
                                 ------------     ------------     ------------     ------------
END OF YEAR (NOTE 4)..........   $124,104,615     $ 77,097,135     $138,657,928     $152,672,303
                                 ------------     ------------     ------------     ------------

                                         GLOBAL ASSET
                                      ALLOCATION SERIES             ASSET ALLOCATION SERIES

-----------------------------------------------------------------------------------------------
                                   FOR THE         FOR THE         FOR THE          FOR THE
                                 YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                    1999            1998             1999             1998
                                 -----------     -----------     ------------     ------------
OPERATIONS:
  Net investment income
    (loss)....................   $ 1,541,177     $ 1,292,507     $ 15,807,679     $ 13,723,737
  Net realized gain (loss) on
    investments and foreign
    currency transactions.....     3,322,091       4,146,706       91,173,105       45,251,936
  Net change in unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................    (5,434,980)      3,438,127        5,530,133       37,652,297
                                 -----------     -----------     ------------     ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................      (571,712)      8,877,340      112,510,917       96,627,970
                                 -----------     -----------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................    (1,140,332)     (1,388,012)     (13,724,526)        (180,867)
  From net realized gains.....    (3,771,667)     (3,400,505)     (45,255,570)        (863,229)
                                 -----------     -----------     ------------     ------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS................    (4,911,999)     (4,788,517)     (58,980,096)      (1,044,096)
                                 -----------     -----------     ------------     ------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares....................     6,913,214      12,350,058       37,098,520       45,570,701
  Proceeds from shares issued
    as a result of reinvested
    dividends.................     4,911,999       4,788,517       58,980,096        1,044,096
  Less cost of repurchase.....    (9,361,059)     (4,623,535)     (63,530,595)     (30,600,830)
                                 -----------     -----------     ------------     ------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM SHARES
  TRANSACTIONS................     2,464,154      12,515,040       32,548,021       16,013,967
                                 -----------     -----------     ------------     ------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS..................    (3,019,557)     16,603,863       86,078,842      111,597,841
NET ASSETS:
  Beginning of year...........    69,086,255      52,482,392      593,877,870      482,280,029
                                 -----------     -----------     ------------     ------------
END OF YEAR (NOTE 4)..........   $66,066,698     $69,086,255     $679,956,712     $593,877,870
                                 -----------     -----------     ------------     ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   DIVERSIFIED INCOME SERIES            GLOBAL BOND SERIES               HIGH YIELD SERIES

--------------------------------------------------------------------------------------------------------------------------------
                                   FOR THE          FOR THE          FOR THE         FOR THE         FOR THE          FOR THE
                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                     1999             1998            1999            1998             1999            1998
                                 ------------     ------------     -----------     -----------     ------------     -----------
OPERATIONS:
  Net investment income
    (loss)....................   $  7,439,764     $  7,229,885     $   979,535     $   914,829     $  6,530,666     $ 6,362,736
  Net realized gain (loss) on
    investments and foreign
    currency transactions.....     (2,835,772)         938,352        (272,898)        323,132       (9,316,276)     (1,571,961)
  Net change in unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................     (6,518,809)      (1,442,471)     (2,669,621)      1,621,443        3,551,263      (4,554,635)
                                 ------------     ------------     -----------     -----------     ------------     -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................     (1,914,817)       6,725,766      (1,962,984)      2,859,404          765,653         236,140
                                 ------------     ------------     -----------     -----------     ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................     (7,230,117)      (7,342,970)       (848,100)       (386,998)      (6,362,707)     (5,343,079)
  From net realized gains.....             --               --        (190,104)       (678,922)              --        (417,351)
                                 ------------     ------------     -----------     -----------     ------------     -----------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS................     (7,230,117)      (7,342,970)     (1,038,204)     (1,065,920)      (6,362,707)     (5,760,430)
                                 ------------     ------------     -----------     -----------     ------------     -----------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares....................      8,203,478       14,339,798       7,725,482       6,654,648        9,174,964      20,135,740
  Proceeds from shares issued
    as a result of reinvested
    dividends.................      7,230,117        7,342,970       1,038,204       1,065,920        6,362,707       5,760,430
  Less cost of repurchase.....    (20,317,888)     (11,083,127)     (5,496,119)     (5,546,824)     (12,757,216)     (8,617,622)
                                 ------------     ------------     -----------     -----------     ------------     -----------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM SHARES
  TRANSACTIONS................     (4,884,293)      10,599,641       3,267,567       2,173,744        2,780,455      17,278,548
                                 ------------     ------------     -----------     -----------     ------------     -----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS..................    (14,029,227)       9,982,437         266,379       3,967,228       (2,816,599)     11,754,258
NET ASSETS:
  Beginning of year...........    115,182,377      105,199,940      24,659,197      20,691,969       70,982,698      59,228,440
                                 ------------     ------------     -----------     -----------     ------------     -----------
END OF YEAR (NOTE 4)..........   $101,153,150     $115,182,377     $24,925,576     $24,659,197     $ 68,166,099     $70,982,698
                                 ------------     ------------     -----------     -----------     ------------     -----------

                                         VALUE SERIES                 GROWTH & INCOME SERIES            S & P 500 INDEX SERIES

----------------------------------------------------------------------------------------------------------------------------------
                                   FOR THE          FOR THE         FOR THE          FOR THE          FOR THE          FOR THE
                                  YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     1999            1998             1999             1998             1999             1998
                                 ------------     -----------     ------------     ------------     ------------     ------------
OPERATIONS:
  Net investment income
    (loss)....................   $    777,950     $   956,048     $  4,404,031     $  7,013,204     $  3,112,964     $  2,065,302
  Net realized gain (loss) on
    investments and foreign
    currency transactions.....      6,011,807       1,481,511       38,018,834       13,057,181        4,436,694        1,689,078
  Net change in unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................        823,492       3,744,569      (10,859,212)      14,165,370       56,694,432       40,983,076
                                 ------------     -----------     ------------     ------------     ------------     ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................      7,613,249       6,182,128       31,563,653       34,235,755       64,244,090       44,737,456
                                 ------------     -----------     ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................         (9,862)       (946,617)      (7,014,251)              --          (21,459)      (2,050,052)
  From net realized gains.....        (58,557)       (995,235)     (13,057,923)         (87,128)         (39,341)      (1,703,968)
                                 ------------     -----------     ------------     ------------     ------------     ------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS................        (68,419)     (1,941,852)     (20,072,174)         (87,128)         (60,800)      (3,754,020)
                                 ------------     -----------     ------------     ------------     ------------     ------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares....................      9,921,251      34,538,243       13,270,103       48,859,144      149,288,394      123,716,587
  Proceeds from shares issued
    as a result of reinvested
    dividends.................         68,419       1,941,852       20,072,174           87,128           60,800        3,754,020
  Less cost of repurchase.....    (10,555,761)     (8,173,880)     (40,587,501)     (15,125,776)     (41,591,071)     (25,193,834)
                                 ------------     -----------     ------------     ------------     ------------     ------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM SHARES
  TRANSACTIONS................       (566,091)     28,306,215       (7,245,224)      33,820,496      107,758,123      102,276,773
                                 ------------     -----------     ------------     ------------     ------------     ------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS..................      6,978,739      32,546,491        4,246,255       67,969,123      171,941,413      143,260,209
NET ASSETS:
  Beginning of year...........     87,604,393      55,057,902      312,939,490      244,970,367      252,831,976      109,571,767
                                 ------------     -----------     ------------     ------------     ------------     ------------
END OF YEAR (NOTE 4)..........   $ 94,583,132     $87,604,393     $317,185,745     $312,939,490     $424,773,389     $252,831,976
                                 ------------     -----------     ------------     ------------     ------------     ------------

FORTIS SERIES FUND, INC.

                                     BLUE CHIP STOCK SERIES

---------------------------------------------------------------
                                   FOR THE          FOR THE
                                  YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,
                                     1999             1998
                                 ------------     ------------
OPERATIONS:
  Net investment income
    (loss)....................   $    222,407     $    525,376
  Net realized gain (loss) on
    investments and foreign
    currency transactions.....      9,055,543        2,556,871
  Net change in unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................     35,138,572       29,808,565
                                 ------------     ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................     44,416,522       32,890,812
                                 ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................       (220,698)        (540,313)
  From net realized gains.....     (3,844,293)      (2,496,974)
                                 ------------     ------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS................     (4,064,991)      (3,037,287)
                                 ------------     ------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares....................     64,900,685       74,531,512
  Proceeds from shares issued
    as a result of reinvested
    dividends.................      4,064,991        3,037,287
  Less cost of repurchase.....     (8,009,329)      (3,229,540)
                                 ------------     ------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM SHARES
  TRANSACTIONS................     60,956,347       74,339,259
                                 ------------     ------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS..................    101,307,878      104,192,784
NET ASSETS:
  Beginning of year...........    182,921,391       78,728,607
                                 ------------     ------------
END OF YEAR (NOTE 4)..........   $284,229,269     $182,921,391
                                 ------------     ------------

                                      GLOBAL GROWTH SERIES

---------------------------------------------------------------
                                   FOR THE          FOR THE
                                  YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,
                                     1999             1998
                                 ------------     ------------
OPERATIONS:
  Net investment income
    (loss)....................   $    (19,444)    $    427,898
  Net realized gain (loss) on
    investments and foreign
    currency transactions.....     50,459,629        9,073,881
  Net change in unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................    126,235,538       27,726,943
                                 ------------     ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................    176,675,723       37,228,722
                                 ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................       (417,907)        (390,427)
  From net realized gains.....     (8,202,447)              --
                                 ------------     ------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS................     (8,620,354)        (390,427)
                                 ------------     ------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares....................     20,006,821       13,480,954
  Proceeds from shares issued
    as a result of reinvested
    dividends.................      8,620,354          390,427
  Less cost of repurchase.....    (73,978,397)     (52,488,092)
                                 ------------     ------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM SHARES
  TRANSACTIONS................    (45,351,222)     (38,616,711)
                                 ------------     ------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS..................    122,704,147       (1,778,416)
NET ASSETS:
  Beginning of year...........    351,476,154      353,254,570
                                 ------------     ------------
END OF YEAR (NOTE 4)..........   $474,180,301     $351,476,154
                                 ------------     ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                   INTERNATIONAL STOCK SERIES          MID CAP STOCK SERIES           SMALL CAP VALUE SERIES

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     FOR THE                         FOR THE
                                                                                     PERIOD                          PERIOD
                                                                                    MARCH 25,                       MARCH 25,
                                                                                      1998                            1998
                                   FOR THE          FOR THE          FOR THE       (INCEPTION)       FOR THE       (INCEPTION)
                                  YEAR ENDED       YEAR ENDED      YEAR ENDED          TO          YEAR ENDED          TO
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                     1999             1998            1999            1998            1999            1998
                                 ------------     ------------     -----------     -----------     -----------     -----------
OPERATIONS:
  Net investment income
    (loss)....................   $  1,468,850     $  1,103,290     $    26,907     $    21,697     $   434,254     $   121,277
  Net realized gain (loss) on
    investments and foreign
    currency transactions.....      6,733,223        5,355,546       1,082,979        (365,487)      2,175,194         415,685
  Net change in unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................     18,409,223        6,940,525       1,449,522         962,769       1,395,459        (271,771)
                                 ------------     ------------     -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................     26,611,296       13,399,361       2,559,408         618,979       4,004,907         265,191
                                 ------------     ------------     -----------     -----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................        (96,791)      (1,711,172)        (25,757)        (22,320)       (427,926)       (119,987)
  From net realized gains.....        (61,734)      (5,357,302)             --              --      (1,273,708)       (101,161)
                                 ------------     ------------     -----------     -----------     -----------     -----------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS................       (158,525)      (7,068,474)        (25,757)        (22,320)     (1,701,634)       (221,148)
                                 ------------     ------------     -----------     -----------     -----------     -----------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares....................     31,597,091       26,302,212      10,685,974      12,640,460      21,473,557      16,846,539
  Proceeds from shares issued
    as a result of reinvested
    dividends.................        158,525        7,068,474          25,757          22,320       1,701,634         221,148
  Less cost of repurchase.....    (17,294,891)     (15,788,470)     (1,441,062)       (264,252)     (2,811,337)       (608,267)
                                 ------------     ------------     -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM SHARES
  TRANSACTIONS................     14,460,725       17,582,216       9,270,669      12,398,528      20,363,854      16,459,420
                                 ------------     ------------     -----------     -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS..................     40,913,496       23,913,103      11,804,320      12,995,187      22,667,127      16,503,463
NET ASSETS:
  Beginning of year...........    103,055,531       79,142,428      12,995,187              --      16,503,463              --
                                 ------------     ------------     -----------     -----------     -----------     -----------
END OF YEAR (NOTE 4)..........   $143,969,027     $103,055,531     $24,799,507     $12,995,187     $39,170,590     $16,503,463
                                 ------------     ------------     -----------     -----------     -----------     -----------

                                   LARGE CAP GROWTH SERIES            GROWTH STOCK SERIES             AGGRESSIVE GROWTH SERIES

---------------------------------------------------------------------------------------------------------------------------------
                                                   FOR THE
                                                   PERIOD
                                                  MARCH 25,
                                                    1998
                                   FOR THE       (INCEPTION)        FOR THE         FOR THE          FOR THE          FOR THE
                                 YEAR ENDED          TO            YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                    1999            1998              1999            1998             1999             1998
                                 -----------     -----------     --------------   ------------     ------------     ------------
OPERATIONS:
  Net investment income
    (loss)....................   $   (45,696)    $     6,172     $ (1,419,744)    $  1,521,945     $   (411,933)    $     75,383
  Net realized gain (loss) on
    investments and foreign
    currency transactions.....     3,223,783        (393,935)     171,292,228      223,412,949       82,466,554       22,180,829
  Net change in unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................     9,918,613       3,245,795      207,427,522      (98,914,608)      85,867,903        4,080,141
                                 -----------     -----------     --------------   ------------     ------------     ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................    13,096,700       2,858,032      377,300,006      126,020,286      167,922,524       26,336,353
                                 -----------     -----------     --------------   ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................        (1,268)         (4,904)      (1,520,916)      (2,325,371)         (74,969)        (251,538)
  From net realized gains.....    (1,404,394)             --     (224,015,952)     (34,228,739)      (6,458,262)              --
                                 -----------     -----------     --------------   ------------     ------------     ------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS................    (1,405,662)         (4,904)    (225,536,868)     (36,554,110)      (6,533,231)        (251,538)
                                 -----------     -----------     --------------   ------------     ------------     ------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares....................    56,576,189      16,576,296       18,122,493       21,539,491       37,442,118       16,306,399
  Proceeds from shares issued
    as a result of reinvested
    dividends.................     1,405,662           4,904      225,536,868       36,554,110        6,533,231          251,538
  Less cost of repurchase.....    (1,732,595)       (313,598)    (113,048,272)     (92,360,796)     (22,066,381)     (15,238,234)
                                 -----------     -----------     --------------   ------------     ------------     ------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM SHARES
  TRANSACTIONS................    56,249,256      16,267,602      130,611,089      (34,267,195)      21,908,968        1,319,703
                                 -----------     -----------     --------------   ------------     ------------     ------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS..................    67,940,294      19,120,730      282,374,227       55,198,981      183,298,261       27,404,518
NET ASSETS:
  Beginning of year...........    19,120,730              --      762,353,767      707,154,786      149,859,678      122,455,160
                                 -----------     -----------     --------------   ------------     ------------     ------------
END OF YEAR (NOTE 4)..........   $87,061,024     $19,120,730     $1,044,727,994   $762,353,767     $333,157,939     $149,859,678
                                 -----------     -----------     --------------   ------------     ------------     ------------

FORTIS SERIES FUND, INC.

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The Series is an open-end management investment company which currently is comprised of eighteen separate investment portfolios and series of capital stock: Money Market Series, U.S. Government Securities Series, Diversified Income Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series, Growth Stock Series and Aggressive Growth Series, which are diversified portfolios, and Global Bond Series which is non-diversified. Each Series has different investment objectives and its own investment portfolio and net asset value. The investment objectives of the Series, which can be changed at any time without the approval of Contract owners, are as follows:

   - The objectives of the "Money Market Series" are high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income. AN INVESTMENT IN MONEY MARKET SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

   - The objective of the "U.S. Government Securities Series" is to maximize total return (from income and market value change), while providing shareholders with a high level of current income consistent with prudent investment risk through investment primarily in debt securities of varying maturities which have been issued, guaranteed, insured or collateralized by the United States Government or its agencies or instrumentalities.

   - The objective of the "Diversified Income Series" is to maximize total return (from income and market value change), by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

   - The objectives of the "Global Bond Series" is total return from current income and capital appreciation. The Series invests in a global portfolio principally consisting of high quality fixed-income securities of governmental and corporate issuers and supranational organizations.

   - The objective of the "High Yield Series" is maximum total return (from income and market value change), by investing primarily in high-yield, high-risk fixed-income securities, which may not be suitable for all investors.

   - The objective of the "Global Asset Allocation Series" is maximum total return, to be derived primarily from capital appreciation, dividends and interest, by following a flexible asset allocation strategy investing in global securities.

   - The objective of the "Asset Allocation Series" is maximum total return on invested capital, to be derived primarily from capital appreciation, dividends, and interest.

   - The primary objective of the "Value Series" is short and long-term capital appreciation. Current income is only a secondary objective. The Series invests primarily in equity securities and selects stocks based on the concept of fundamental value.

   - The objectives of the "Growth & Income Series" are capital appreciation and current income, which it seeks by investing primarily in equity securities that provide an income component and the potential for growth.

   - The objective of the "S&P 500 Index Series" is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities.

   - The primary objective of the "Blue Chip Stock Series" is long-term growth of capital. Current income is a secondary objective, and many of the stocks in the Series' portfolio are expected to pay dividends.

   - The objective of the "International Stock Series" is capital appreciation by investing primarily in the equity securities of non-United States companies.

   - The objective of the "Mid Cap Stock Series" is total investment returns (including capital appreciation and income) that consistently outperform the Standard & Poor's 400 MidCap Index. The Series attempts to maintain a diversified holding in common stocks of medium capitalization companies with a market value between $200 million and $5 billion.

   - The objective of the "Small Cap Value Series" is capital appreciation. The Series invests primarily in common stocks of small companies that are out of favor with markets or that have not yet been discovered by the broader investment community and are therefore believed to be undervalued.

   - The primary objective of the "Global Growth Series" is long-term appreciation, which it seeks primarily by investing in a global portfolio of equity securities, allocated among diverse international markets.

   - The objective of the "Large Cap Growth Series" is long-term growth of capital. The Series invests primarily in the equity securities of a limited number of large, carefully selected, high quality United States companies whose securities are believed likely to achieve superior earnings growth.

   - The primary objective of the "Growth Stock Series" is short and long-term capital appreciation. The Series will seek to meet this objective by investing primarily in common stocks and securities convertible into common stocks.

   - The objective of the "Aggressive Growth Series" is maximum short and long-term capital appreciation by investing primarily in equity securities of small and medium sized companies that are early in their life cycles, but which have the potential to become major enterprises, and of more established companies that have the potential for above-average capital growth.

--------------------------------------------------------------------------------

   The Articles of Incorporation of Fortis Series Fund, Inc. permits the Board of Directors to create additional portfolios in the future.

   Shares of the Fund will not be sold directly to the public, but sold only to Fortis Benefits Insurance Company or First Fortis Life separate accounts in connection with variable insurance contracts and policies.

   The inception of Mid Cap Stock Series, Small Cap Value Series and Large Cap Growth Series was March 25, 1998, and the commencement of operations was May 1, 1998.

   The significant accounting policies followed by the Portfolios are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, with the exception of Money Market Series. Pursuant to Rule 2a-7 under the Investment Company Act of 1940, Money Market Series' investments are valued at amortized cost which assumes a constant amortization to maturity of discount or premium.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by all portfolios except for Money Market Series and Growth Stock Series on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuation and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of December 31, 1999, U.S. Government Securities Series and Asset Allocation Series entered into outstanding when-issued or forward commitments of $2,450,000 and $2,450,000 respectively.

   Consistent with its ability to purchase securities on a when-issued basis, the U.S. Government Securities Series, Diversified Income Series and Asset Allocation Series have entered into transactions to defer settlement of its purchase commitments. As an inducement to defer settlement, the portfolio repurchases a similar security for settlement at a later date at a lower purchase price relative to the current market. This transaction is referred to as a Dollar Roll.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the official rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

   Certain portfolios may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date, and dividend income is recorded on the ex-dividend date for all funds or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. Each Portfolio amortizes bond premium, market discount and original issue discount. For the year ended December 31, 1999, the cost of purchases and proceeds from sales of securities for Money Market Series were $630,111,607 and $583,217,546, respectively. The cost of purchases and proceeds from sales of securities (other than short-term securities) for the other portfolios were as follows:

                                                       Cost of           Proceeds
                                                      Purchases         from Sales
   ---------------------------------------------------------------------------------
   U.S. Government Securities Series ...........    $  136,375,712    $  144,035,510
   Diversified Income Series ...................        92,402,374        97,577,467
   Global Bond Series ..........................        46,064,464        43,145,243
   High Yield Series ...........................        50,399,471        48,704,803
   Global Asset Allocation Series ..............        37,552,411        39,012,421
   Asset Allocation Series .....................     1,076,059,567     1,062,252,761
   Value Series ................................       185,984,654       187,852,257
   Growth & Income Series ......................       285,343,008       310,328,312
   S&P 500 Index Series ........................       120,377,269         9,788,625
   Blue Chip Stock Series ......................       143,110,611        89,661,498
   International Stock Series ..................        48,166,178        32,945,380
   Mid Cap Stock Series ........................        21,548,231        12,629,953
   Small Cap Value Series ......................        37,672,790        17,688,625
   Global Growth Series ........................       152,045,431       217,553,669
   Large Cap Growth Series .....................        76,276,546        23,069,657
   Growth Stock Series .........................     1,289,693,954     1,390,934,035
   Aggressive Growth Series ....................       472,301,706       476,193,656

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

   LENDING OF PORTFOLIO SECURITIES: At December 31, 1999, securities were on loan to brokers from the portfolios. For collateral, the portfolios custodian received cash which is maintained in a separate account and invested by the custodian in short-term investment vehicles. The risk to the portfolios in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers. The value of securities on loan, collateral, and fee income from securities lending as of, and for the year ended December 31, 1999 was as follows:

                                                     Securities
                                                      On Loan        Collateral     Fee Income
   -------------------------------------------------------------------------------------------
   Value Series ................................    $ 18,198,213    $ 18,295,700    $  13,753
   Growth & Income Series ......................      52,118,173      52,941,130      103,403
   S&P 500 Index Series ........................      76,750,854      78,570,012       37,392
   Blue Chip Stock Series ......................      51,536,677      53,312,651       29,942
   Global Growth Series ........................      76,679,245      78,002,223       71,132
   Aggressive Growth Series ....................      51,507,506      52,985,551      183,137

   INCOME TAXES: The portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed.

   Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the portfolios. The effect on dividend distributions of certain current year permanent book-to-tax differences is reflected as excess distributions of net realized gains in the statements of changes in net assets and the financial highlights.

   On the Statements of Assets and Liabilities, due to permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in a net reclassification adjustment to increase (decrease) paid-in-capital by the following:

                                                    Accumulated     Undistributed Net      Paid-
                                                    Net Realized       Investment           In-
                                                    Gain/(Loss)          Income           Capital
   ------------------------------------------------------------------------------------------------
   Money Market Series .........................    $     9,421        $       --        $   (9,421)
   Global Bond Series ..........................       (372,943)          372,943                --
   Global Asset Allocation Series ..............        489,824          (489,824)               --
   Value Series ................................     (1,650,000)               --         1,650,000
   S&P 500 Index Series ........................       (300,000)               --           300,000
   Blue Chip Stock Series ......................            837              (837)               --
   International Stock Series ..................     (2,825,567)        2,825,567                --

   ------------------------------------------------------------------------------------------------
   Global Growth Series                             $(3,579,256)       $3,579,256        $       --
                                                    Accumulated     Undistributed Net      Paid-
                                                    Net Realized       Investment           In-
                                                    Gain/(Loss)          Income           Capital
   Large Cap Growth Series .....................        (45,650)           45,696               (46)
   Growth Stock Series .........................     (1,419,744)        1,419,744                --
   Aggressive Growth Series ....................       (411,933)          411,933                --

   For federal income tax purposes the portfolios had the following capital loss carryovers at December 31, 1999, which, if not offset by subsequent capital gains, will expire in 2000 through 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expire.

   Money Market Series .........................    $    56,052
   U.S. Government Securities Series ...........     19,603,587
   Diversified Income Series ...................     11,253,332
   Global Bond Series ..........................        610,193
   High Yield Series ...........................     10,900,636

   ILLIQUID SECURITIES: At December 31, 1999, investments in securities for the funds included issues that are illiquid. Money Market Series, U.S. Government Series, Diversified Income Series, Asset Allocation Series, and Growth Stock Series currently limit investments in illiquid securities to 5% of total net assets; Global Growth Series to 10%; Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth and Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Large Cap Growth Series and Aggressive Growth Series to 15%, of total net assets, at market value, at date of purchase. The aggregate values of such securities at December 31, 1999, were as follows:

                                                      Market Value of       Percentage of
                                                    Illiquid Securities    Total Net Assets
   ----------------------------------------------------------------------------------------
   Diversified Income Series ...................        $ 2,145,501                2.12%
   High Yield Series ...........................          1,294,131                1.90%
   Global Asset Allocation Series ..............            611,291                0.93%
   Asset Allocation Series .....................          4,585,132                0.67%
   Growth & Income Series ......................         30,859,125                9.73%
   Blue Chip Stock Series ......................          7,468,018                2.63%
   Global Growth Series ........................          7,836,347                1.65%

   Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: The portfolios intend to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

--------------------------------------------------------------------------------
   contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.
   BANK BORROWINGS: Several Fortis Funds, including Series High Yield, Series Asset Allocation, Series Value, Series Growth & Income, Series Global Growth, Series Growth Stock and Series Aggressive Growth, have a revolving credit agreement with Norwest Bank Minnesota N.A., whereby the funds are permitted to have a bank borrowing for temporary and emergency purposes to meet large redemption requests by shareholders; and cover securities purchased when matched or when earlier trades have failed. The agreement, which enables the funds to participate with other Fortis Funds, permits borrowings up to $25 million, collectively. Interest is expensed to each participating fund based on its borrowings and will be calculated at the borrowers option of: 1) the Prime Index; 2) the Federal Funds rate plus a "Margin" of 37.5 basis points, or; 3) the Libor rate plus a "Margin" of 37.5 basis points. The Prime Index is defined as the higher of: A) the rate that Norwest Bank Minnesota N.A. announces from time to time as its prime rate or B) the Federal Funds rate plus 50 basis points. Each fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The funds had no borrowings during the year ended December 31, 1999.

   FUTURES TRANSACTIONS: Certain portfolios may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The S&P 500 Index Series and Mid Cap Stock Series are exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Notes to the Schedule of Investments). Investment in financial futures require the funds to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gain or losses. When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of December 31, 1999, and their related unrealized market appreciation are set forth in the Notes to the Schedule of Investments.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., (Advisers), is the investment adviser for each series. Investment advisory and management fees are based on each series' average daily net assets and decrease in reduced percentages as average daily net assets increase.

   The following chart represents the annual fee percentages:

                                                                                                      Annual
                                                                                                Investment Advisory
                      Series                                  Average Net Assets                and Management Fee
   ----------------------------------------------------------------------------------------------------------------
   Money Market Series                           For the first $500 million                             .30%
                                                 For assets over $500 million                           .25%
   U.S. Government Securities Series             For the first $50 million                              .50%
                                                 For assets over $50 million                            .45%
   Diversified Income Series                     For the first $50 million                              .50%
                                                 For assets over $50 million                            .45%
   Global Bond Series                            For the first $100 million                             .75%
                                                 For assets over $100 million                           .65%
   High Yield Series                             For the first $250 million                             .50%
                                                 For assets over $250 million                           .45%
   Global Asset Allocation Series                For the first $100 million                             .90%
                                                 For assets over $100 million                           .85%
   Asset Allocation Series                       For the first $250 million                             .50%
                                                 For assets over $250 million                           .45%
   Value Series                                  For the first $100 million                             .70%
                                                 For assets over $100 million                           .60%
   Growth & Income Series                        For the first $100 million                             .70%
                                                 For assets over $100 million                           .60%
   S&P 500 Index Series                          For all assets                                         .40%
   Blue Chip Stock Series                        For the first $100 million                             .90%
                                                 For assets over $100 million                           .85%
   International Stock Series                    For the first $100 million                             .85%
                                                 For assets over $100 million                           .80%
   Mid Cap Stock Series                          For the first $100 million                             .90%
                                                 For the next $150 million                              .85%
                                                 For assets over $250 million                           .80%
   Small Cap Value Series                        For the first $50 million                              .90%
                                                 For assets over $50 million                            .85%
   Global Growth Series                          For the first $500 million                             .70%
                                                 For assets over $500 million                           .60%
   Large Cap Growth Series                       For the first $100 million                             .90%
                                                 For the next $100 million                              .85%
                                                 For assets over $200 million                           .80%
   Growth Stock Series                           For the first $100 million                             .70%
                                                 For assets over $100 million                           .60%
   Aggressive Growth Series                      For the first $100 million                             .70%
                                                 For assets over $100 million                           .60%

   The Global Bond Series, Global Asset Allocation Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series and Large Cap Growth Series have retained sub-advisers under investment sub-advisory agreements to provide investment advice and, in general, to conduct the management investment program of each portfolio, subject to the general control of Advisers and the Board of Directors of the Fortis Series Fund, Inc. Pursuant to the sub-advisory agreements, each sub-adviser will regularly provide its respective portfolio with investment research, advice and supervision and furnish continuously an investment program for

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------
   each portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

   From its advisory fee, Advisers pays the following fees to each of the sub-advisers:

                                                                                                          Annual
                                                                                  Average Net            Advisory
                      Series                            Sub-Adviser                 Assets                  Fee
   ------------------------------------------------------------------------------------------------------------------
   Global Bond Series                            Mercury Asset Management  For the first $100              .35%
                                                 International Ltd.        million
                                                                           For assets over $100            .225%
                                                                           million
   Global Asset Allocation Series                Morgan Stanley Asset      For the first $100              .50%
                                                 Management Limited        million
                                                                           For assets over $100            .40%
                                                                           million
   S&P 500 Index Series                          The Dreyfus Corporation   For all levels of assets        .17%
   Blue Chip Stock Series                        T. Rowe Price             For the first $100              .50%
                                                 Associate, Inc.           million
                                                                           For assets over $100            .45%
                                                                           million
   International Stock Series                    Lazard-Freres             For the first $100              .45%
                                                 Asset Management          million
                                                                           For assets over $100            .375%
                                                                           million
   Mid Cap Stock Series                          The Dreyfus Corporation   For the first $100              .50%
                                                                           million
                                                                           For the next $150 million       .45%
                                                                           For assets over $250
                                                                           million                         .40%
   Small Cap Value Series                        Berger Associates         For the first $50 million       .50%
                                                                           For assets over $50
                                                                           million                         .45%
   Large Cap Growth Series                       Alliance Capital          For the first $100              .50%
                                                 Management L.P.           million
                                                                           For the next $100 million       .45%
                                                                           For assets over $200            .40%
                                                                           million

   For the year ended December 31, 1999, legal fees and expenses were paid as follows to a law firm of which the secretary of the fund is a partner.

   Series                                           Amount
   -------------------------------------------------------
   Money Market Series .........................    $4,300
   U.S. Government Securities Series ...........    10,000
   Diversified Income Series ...................     6,850
   Global Bond Series ..........................     1,400
   High Yield Series ...........................     4,300
   Global Asset Allocation Series ..............     4,000
   Asset Allocation Series .....................    34,000
   Value Series ................................     5,700
   Growth & Income Series ......................    18,200
   S&P 500 Index Series ........................    18,150
   Blue Chip Stock Series ......................    13,000
   International Stock Series ..................     6,500
   Mid Cap Stock Series ........................     1,236
   Small Cap Value Series ......................     1,300
   Global Growth Series ........................    18,300
   Large Cap Growth Series .....................     1,750
   Growth Stock Series .........................    44,300
   Aggressive Growth Series ....................     9,300

3. FORWARD FOREIGN CURRENCY CONTRACTS: At December 31, 1999, the Global Bond Series, Global Asset Allocation Series and International Stock Series entered into forward foreign currency exchange contracts that obligated the Series to deliver/receive currencies at a specified future date. The unrealized appreciation (depreciation) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

   GLOBAL BOND SERIES
   ------------------------------------------------------------------------------------------------------------------
                                              U.S. Dollar                               U.S. Dollar      Unrealized
                         Currency To          Value As Of          Currency To          Value As Of    Appreciation/
    Settle Date          Be Delivered        Dec. 31, 1999         Be Received         Dec. 31, 1999   (Depreciation)
   ------------------------------------------------------------------------------------------------------------------
   Jan. 27, 2000           191,085             $  191,085            300,000             $  196,263       $ 5,178
                         U.S. Dollar                            Australian Dollar
   Jan. 27, 2000           662,340                662,340            415,000                668,821         6,481
                         U.S. Dollar                          British Pound Sterling
   Jan. 27, 2000          2,050,000               276,687            279,881                279,881         3,194
                         Danish Krone                              U.S. Dollar
   Jan. 27, 2000          3,400,000             3,413,913           3,455,369             3,455,369        41,456
                    European Monetary Unit                         U.S. Dollar
   Jan. 27, 2000          3,691,644             3,691,644          373,705,110            3,662,648       (28,996)
                         U.S. Dollar                         Japanese Yen

--------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------
   GLOBAL BOND SERIES
   ------------------------------------------------------------------------------------------------------------------
                                              U.S. Dollar                               U.S. Dollar      Unrealized
                         Currency To          Value As Of          Currency To          Value As Of    Appreciation/
    Settle Date          Be Delivered        Dec. 31, 1999         Be Received         Dec. 31, 1999   (Depreciation)
   Jan. 27, 2000           252,845                252,845            400,000                250,845        (2,000)
                         U.S. Dollar                               Swiss Franc
                                               ----------                                ----------       -------
                                               $8,488,514                                $8,513,827       $25,313
                                               ----------                                ----------       -------

   GLOBAL ASSET ALLOCATION SERIES
   ----------------------------------------------------------------------------------------------------------------
                                              U.S. Dollar                              U.S. Dollar     Unrealized
                         Currency To          Value As Of         Currency To          Value As Of   Appreciation/
    Settle Date          Be Delivered        Dec. 31, 1999        Be Received         Dec. 31, 1999  (Depreciation)
   ----------------------------------------------------------------------------------------------------------------
   Mar. 14, 2000           846,939             $  846,939           830,000             $  836,228      $(10,711)
                         U.S. Dollar                         European Monetary Unit
   Apr. 12, 2000          2,400,000             2,423,232          2,612,640             2,612,640       189,408
                    European Monetary Unit                        U.S. Dollar
                                               ----------                               ----------      --------
                                               $3,270,171                               $3,448,868      $178,697
                                               ----------                               ----------      --------

   INTERNATIONAL STOCK SERIES
   ----------------------------------------------------------------------------------------------------------------
                                              U.S. Dollar                              U.S. Dollar     Unrealized
                         Currency To          Value As Of         Currency To          Value As Of   Appreciation/
    Settle Date          Be Delivered        Dec. 31, 1999        Be Received         Dec. 31, 1999  (Depreciation)
   ----------------------------------------------------------------------------------------------------------------
   January 3, 2000          221,902             $221,902            218,515              $219,039       $ (2,863)
                         U.S. Dollar                                  Euro
                                                --------                                 --------       --------
                                                $221,902                                 $219,039       $ (2,863)
                                                --------                                 --------       --------

4. NET ASSETS INCLUDE UNDISTRIBUTED (EXCESS OF DISTRIBUTIONS OVER) NET INVESTMENT INCOME OF:

                                                       1999           1998
   ---------------------------------------------------------------------------
   Money Market Series .........................    $ 4,466,661    $ 3,352,487
   U.S. Government Securities Series ...........      8,329,737      7,968,815
   Diversified Income Series ...................      7,438,940      7,229,293
   Global Bond Series ..........................        357,578       (146,800)
   High Yield Series ...........................      6,530,561      6,362,602
   Global Asset Allocation Series ..............        (92,419)        (3,440)
   Asset Allocation Series .....................     15,806,752     13,723,599
   Value Series ................................        777,519          9,431
   Growth & Income Series ......................      4,402,984      7,013,204

   ---------------------------------------------------------------------------
   S&P 500 Index Series ........................    $ 3,112,410    $    20,905
                                                       1999           1998
   Blue Chip Stock Series ......................         10,313          9,441
   International Stock Series ..................      4,293,891         96,265
   Mid Cap Stock Series ........................          1,150             --
   Small Cap Value Series ......................          7,618          1,290
   Global Growth Series ........................      3,558,566        416,661
   Large Cap Growth Series .....................             --          1,268
   Growth Stock Series .........................             --      1,520,916
   Aggressive Growth Series ....................             --         74,969

5. SHARES OF CAPITAL STOCK SOLD AND REPURCHASED:

                                                         SHARES ISSUED AS A
                                                               RESULT
                                                           OF REINVESTED                                       NET INCREASE
                                    SHARES SOLD              DIVIDENDS            SHARES REPURCHASED            (DECREASE)
                               ----------------------  ----------------------  ------------------------  ------------------------
                                  1999        1998        1999        1998        1999         1998         1999         1998
   ------------------------------------------------------------------------------------------------------------------------------
   Money Market Series ......  11,017,535  6,203,394     304,332     304,288   (7,211,114)  (4,707,744)   4,110,753    1,799,938
   U.S. Government Securities
     Series .................   1,361,980  3,084,204     789,914     829,215   (2,429,575)  (3,244,692)    (277,681)     668,727
   Diversified Income
     Series .................     708,060  1,179,783     668,026     625,983   (1,770,065)    (917,054)    (393,979)     888,712
   Global Bond Series .......     706,551    582,919      99,609      93,157     (510,559)    (486,376)     295,601      189,700
   High Yield Series ........     930,821  1,889,093     713,412     601,517   (1,313,629)    (824,528)     330,604    1,666,082
   Global Asset Allocation
     Series .................     494,776    860,431     368,552     339,980     (671,008)    (326,285)     192,320   874,126

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
                                                         SHARES ISSUED AS A
                                                               RESULT
                                                           OF REINVESTED                                       NET INCREASE
                                    SHARES SOLD              DIVIDENDS            SHARES REPURCHASED            (DECREASE)
                               ----------------------  ----------------------  ------------------------  ------------------------
                                  1999        1998        1999        1998        1999         1998         1999         1998
   Asset Allocation
     Series .................   1,709,242  2,347,101   2,978,672      57,611   (2,995,739)  (1,622,808)   1,692,175      781,904
   Value Series .............     659,996  2,434,382       4,499     140,390     (715,516)    (583,157)     (51,021)   1,991,615
   Growth & Income Series ...     620,808  2,447,766     997,623       4,707   (1,904,530)    (771,120)    (286,099)   1,681,353
   S&P 500 Index Series .....   7,350,726  7,384,185       2,925     202,574   (2,032,947)  (1,501,912)   5,320,704    6,084,847
   Blue Chip Stock Series ...   3,323,297  4,546,998     194,408     166,373     (406,623)    (202,065)   3,111,082    4,511,306
   International Stock
     Series .................   2,014,188  1,774,205       9,651     491,607   (1,112,312)  (1,073,722)     911,527    1,192,090
   Mid Cap Stock Series .....   1,118,482  1,377,131       2,572       2,414     (147,796)     (31,004)     973,258    1,348,541
   Small Cap Value Series ...   2,171,147  1,822,903     173,756      24,650     (284,799)     (69,121)   2,060,104    1,778,432
   Global Growth Series .....     770,884    640,974     339,626      19,957   (3,028,167)  (2,496,326)  (1,917,657)  (1,835,395)
   Large Cap Growth
     Series .................   4,222,642  1,618,613      98,655         413     (125,347)     (31,517)   4,195,950    1,587,509
   Growth Stock Series ......     469,349    576,663   6,986,242   1,100,557   (2,864,866)  (2,423,501)   4,590,725     (746,281)
   Aggressive Growth
     Series .................   1,665,100  1,147,537     307,070      20,203   (1,085,748)  (1,059,209)     886,422      108,531

--------------------------------------------------------------------------------
6. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Series was as follows:

                                                       Year Ended December 31,
                                           ------------------------------------------------
MONEY MARKET SERIES                          1999      1998      1997      1996      1995
-------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  11.06   $ 11.03   $ 10.94   $ 10.83   $ 10.63
                                           --------   -------   -------   -------   -------
Operations:
  Investment income - net...............        .54       .57       .58       .57       .60
Distributions to shareholders:
  From investment income - net..........       (.40)     (.54)     (.49)     (.46)     (.40)
                                           --------   -------   -------   -------   -------
Net asset value, end of year............   $  11.20   $ 11.06   $ 11.03   $ 10.94   $ 10.83
                                           --------   -------   -------   -------   -------
Total return @..........................       4.96%     5.32%     5.34%     5.17%     5.71%
Net assets end of year (000s omitted)...   $124,105   $77,097   $57,009   $61,906   $41,807
Ratio of expenses to average daily net
  assets................................        .35%      .35%      .38%      .38%      .40%
Ratio of net investment income to
  average daily net assets..............       4.88%     5.18%     5.19%     5.14%     5.44%

@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

                                                         Year Ended December 31,
                                           ----------------------------------------------------
U.S. GOVERNMENT SERIES                       1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  10.93   $  10.68   $  10.57   $  11.16   $   9.40
                                           --------   --------   --------   --------   --------
Operations:
  Investment income - net...............        .63        .60        .80        .67        .70
  Net realized and unrealized gain
    (loss) on investments...............       (.84)       .34        .12       (.51)      1.06
                                           --------   --------   --------   --------   --------
Total from operations...................       (.21)       .94        .92        .16       1.76
                                           --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........       (.59)      (.69)      (.81)      (.75)        --
                                           --------   --------   --------   --------   --------
Net asset value, end of year............   $  10.13   $  10.93   $  10.68   $  10.57   $  11.16
                                           --------   --------   --------   --------   --------
Total return @..........................      (1.94%)     8.87%      9.08%      2.21%     18.78%
Net assets end of year (000s omitted)...   $138,658   $152,672   $142,070   $161,678   $182,687
Ratio of expenses to average daily net
  assets................................        .52%       .51%       .54%       .53%       .53%
Ratio of net investment income to
  average daily net assets..............       5.64%      5.53%      6.03%      6.17%      6.78%
Portfolio turnover rate.................         97%       114%       148%       176%       115%

@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                         Year Ended December 31,
                                           ----------------------------------------------------
DIVERSIFIED INCOME SERIES                    1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  11.91   $  11.98   $  11.70   $  12.20   $  10.40
                                           --------   --------   --------   --------   --------
Operations:
  Investment income - net...............        .85        .73        .91        .82        .88
  Net realized and unrealized gain
    (loss) on investments...............      (1.05)       .01        .26       (.40)       .92
                                           --------   --------   --------   --------   --------
Total from operations...................       (.20)       .74       1.17        .42       1.80
                                           --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........       (.80)      (.81)      (.89)      (.91)        --
  Excess distributions of net realized
    gains...............................         --         --         --       (.01)        --
                                           --------   --------   --------   --------   --------
Total distributions to shareholders.....       (.80)      (.81)      (.89)      (.92)        --
                                           --------   --------   --------   --------   --------
Net asset value, end of year............   $  10.91   $  11.91   $  11.98   $  11.70   $  12.20
                                           --------   --------   --------   --------   --------
Total return @..........................      (1.68%)     6.31%     10.44%      4.15%     17.26%
Net assets end of year (000s omitted)...   $101,153   $115,182   $105,200   $105,831   $109,120
Ratio of expenses to average daily net
  assets................................        .54%       .52%       .55%       .55%       .55%
Ratio of net investment income to
  average daily net assets..............       6.78%      6.56%      7.11%      6.86%      7.78%
Portfolio turnover rate.................         87%        96%       166%       171%       139%

@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):

                                                       Year Ended December 31,
                                           -----------------------------------------------
GLOBAL BOND SERIES                          1999      1998      1997      1996      1995+
------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 11.56   $ 10.65   $ 11.11   $ 11.30   $ 10.00
                                           -------   -------   -------   -------   -------
Operations:
  Investment income - net...............       .57       .30       .46       .57       .54
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............     (1.44)     1.13      (.45)     (.13)     1.52
                                           -------   -------   -------   -------   -------
Total from operations...................      (.87)     1.43       .01       .44      2.06
                                           -------   -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........      (.35)     (.19)     (.37)     (.43)     (.54)
  From net realized gains...............      (.08)     (.33)     (.10)     (.20)     (.22)
                                           -------   -------   -------   -------   -------
Total distributions to shareholders.....      (.43)     (.52)     (.47)     (.63)     (.76)
                                           -------   -------   -------   -------   -------
Net asset value, end of year............   $ 10.26   $ 11.56   $ 10.65   $ 11.11   $ 11.30
                                           -------   -------   -------   -------   -------
Total return @..........................     (7.53%)   13.49%      .14%     3.32%    19.14%
Net assets end of year (000s omitted)...   $24,926   $24,659   $20,692   $20,228   $13,187
Ratio of expenses to average daily net
  assets................................       .90%      .88%     1.10%     1.02%     1.28%*
Ratio of net investment income to
  average daily net assets..............      3.83%     4.19%     4.41%     5.07%     5.01%*
Portfolio turnover rate.................       194%      190%      168%      129%      184%

*      Annualized.
+ For the period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                       Year Ended December 31,
                                           -----------------------------------------------
HIGH YIELD SERIES                           1999      1998      1997      1996      1995
------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  9.91   $ 10.77   $  9.83   $  9.74   $  9.47
                                           -------   -------   -------   -------   -------
Operations:
  Investment income - net...............       .89       .75       .96      1.04      1.15
  Net realized and unrealized gain
    (loss) on investments...............      (.80)     (.71)       --       .13       .30
                                           -------   -------   -------   -------   -------
Total from operations...................       .09       .04       .96      1.17      1.45
                                           -------   -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........      (.91)     (.83)     (.02)    (1.03)    (1.14)
  From net realized gains...............        --      (.07)       --        --        --
  Excess distributions of net realized
    gains...............................        --        --        --      (.05)     (.04)
                                           -------   -------   -------   -------   -------
Total distributions to shareholders.....      (.91)     (.90)     (.02)    (1.08)    (1.18)
                                           -------   -------   -------   -------   -------
Net asset value, end of year............   $  9.09   $  9.91   $ 10.77   $  9.83   $  9.74
                                           -------   -------   -------   -------   -------
Total return @..........................      1.17%      .62%     9.76%    10.52%    12.73%
Net assets end of year (000s omitted)...   $68,166   $70,983   $59,228   $42,578   $28,129
Ratio of expenses to average daily net
  assets................................       .57%      .56%      .62%      .63%      .63%
Ratio of net investment income to
  average daily net assets..............      9.19%     9.39%    10.31%    10.22%    11.30%
Portfolio turnover rate.................        75%      120%      353%      235%      130%

@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

                                                       Year Ended December 31,
                                           -----------------------------------------------
GLOBAL ASSET ALLOCATION SERIES              1999      1998      1997      1996      1995+
------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 14.32   $ 13.29   $ 12.34   $ 11.42   $ 10.00
                                           -------   -------   -------   -------   -------
Operations:
  Investment income - net...............       .22       .28       .28       .36       .35
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............      (.34)     1.81      1.39      1.19      1.55
                                           -------   -------   -------   -------   -------
Total from operations...................      (.12)     2.09      1.67      1.55      1.90
                                           -------   -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........      (.24)     (.31)     (.26)     (.38)     (.34)
  From net realized gains...............      (.79)     (.75)     (.46)     (.25)     (.14)
                                           -------   -------   -------   -------   -------
Total distributions to shareholders.....     (1.03)    (1.06)     (.72)     (.63)     (.48)
                                           -------   -------   -------   -------   -------
Net asset value, end of year............   $ 13.17   $ 14.32   $ 13.29   $ 12.34   $ 11.42
                                           -------   -------   -------   -------   -------
Total return @..........................      (.87%)   15.96%    13.51%    12.72%    17.47%
Net assets end of year (000s omitted)...   $66,067   $69,086   $52,482   $37,307   $20,080
Ratio of expenses to average daily net
  assets................................      1.02%     1.01%     1.16%     1.20%     1.28%*
Ratio of net investment income to
  average daily net assets..............      2.26%     2.13%     2.42%     3.01%     3.26%*
Portfolio turnover rate.................        59%       69%       51%       46%       44%

*      Annualized.
+ For the Period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                         Year Ended December 31,
                                           ----------------------------------------------------
ASSET ALLOCATION SERIES                      1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  21.09   $  17.62   $  16.99   $  15.90   $  13.56
                                           --------   --------   --------   --------   --------
Operations:
  Investment income - net...............        .54        .49        .59        .61        .65
  Net realized and unrealized gain on
    investments.........................       3.27       3.02       2.82       1.38       2.35
                                           --------   --------   --------   --------   --------
Total from operations...................       3.81       3.51       3.41       1.99       3.00
                                           --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........       (.49)      (.01)      (.59)      (.61)      (.64)
  From net realized gains...............      (1.63)      (.03)     (2.19)      (.28)      (.02)
  Excess distributions of net realized
    gains...............................         --         --         --       (.01)        --
                                           --------   --------   --------   --------   --------
Total distributions to shareholders.....      (2.12)      (.04)     (2.78)      (.90)      (.66)
                                           --------   --------   --------   --------   --------
Net asset value, end of year............   $  22.78   $  21.09   $  17.62   $  16.99   $  15.90
                                           --------   --------   --------   --------   --------
Total return @..........................      19.56%     19.97%     20.24%     12.50%     21.97%
Net assets end of year (000s omitted)...   $679,957   $593,878   $482,280   $397,712   $341,511
Ratio of expenses to average daily net
  assets................................        .52%       .51%       .53%       .54%       .55%
Ratio of net investment income to
  average daily net assets..............       2.58%      2.64%      3.16%      3.66%      4.25%
Portfolio turnover rate.................        178%       114%       113%       115%        98%

@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):

                                                  Year Ended December 31,
                                           -------------------------------------
VALUE SERIES                                1999      1998      1997      1996+
--------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 14.38   $ 13.42   $ 11.38   $ 10.27
                                           -------   -------   -------   -------
Operations:
  Investment income - net...............       .13       .16       .12       .14
  Net realized and unrealized gain on
    investments.........................      1.15      1.13      2.75      1.10
                                           -------   -------   -------   -------
Total from operations...................      1.28      1.29      2.87      1.24
                                           -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........        --      (.16)     (.13)     (.13)
  From net realized gains...............      (.01)     (.17)     (.70)       --
                                           -------   -------   -------   -------
Total distributions to shareholders.....      (.01)     (.33)     (.83)     (.13)
                                           -------   -------   -------   -------
Net asset value, end of year............   $ 15.65   $ 14.38   $ 13.42   $ 11.38
                                           -------   -------   -------   -------
Total return @..........................      8.96%     9.64%    25.24%    11.49%
Net assets end of year (000s omitted)...   $94,583   $87,604   $55,058   $13,951
Ratio of expenses to average daily net
  assets................................       .78%      .76%      .83%      .87%*
Ratio of net investment income to
  average daily net assets..............       .85%     1.26%     1.41%     1.72%*
Portfolio turnover rate.................       211%      332%      121%       36%

*      Annualized
+      For the period May 1, 1996 (commencement of operations) to
       December 31, 1996. The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                         Year Ended December 31,
                                           ---------------------------------------------------
GROWTH & INCOME SERIES                       1999       1998       1997       1996      1995
----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  21.23   $  18.76   $  15.16   $  12.83   $ 10.07
                                           --------   --------   --------   --------   -------
Operations:
  Investment income - net...............        .33        .48        .40        .34       .33
  Net realized and unrealized gain on
    investments.........................       1.81       2.00       3.80       2.54      2.76
                                           --------   --------   --------   --------   -------
Total from operations...................       2.14       2.48       4.20       2.88      3.09
                                           --------   --------   --------   --------   -------
Distributions to shareholders:
  From investment income - net..........       (.50)        --       (.39)      (.34)     (.33)
  From net realized gains...............       (.93)      (.01)      (.21)      (.21)       --
                                           --------   --------   --------   --------   -------
Total distributions to shareholders.....      (1.43)      (.01)      (.60)      (.55)     (.33)
                                           --------   --------   --------   --------   -------
Net asset value, end of year............   $  21.94   $  21.23   $  18.76   $  15.16   $ 12.83
                                           --------   --------   --------   --------   -------
Total return @..........................      10.72%     13.21%     27.69%     21.51%    29.70%
Net assets end of year (000s omitted)...   $317,186   $312,939   $244,970   $134,932   $59,533
Ratio of expenses to average daily net
  assets................................        .69%       .67%       .70%       .76%      .80%
Ratio of net investment income to
  average daily net assets..............       1.41%      2.45%      2.63%      2.38%     2.86%
Portfolio turnover rate.................         95%        30%        11%        20%       17%

@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

                                                   Year Ended December 31,
                                           ----------------------------------------
S&P 500 INDEX SERIES                         1999       1998       1997      1996+
-----------------------------------------------------------------------------------
Net asset value, beginning of year......   $  18.83   $  14.93   $  11.47   $ 10.09
                                           --------   --------   --------   -------
Operations:
  Investment income - net...............        .17        .16        .12       .10
  Net realized and unrealized gain on
    investments.........................       3.66       4.03       3.58      1.37
                                           --------   --------   --------   -------
Total from operations...................       3.83       4.19       3.70      1.47
                                           --------   --------   --------   -------
Distributions to shareholders:
  From investment income - net..........         --       (.16)      (.12)     (.09)
  From net realized gains...............         --       (.13)      (.12)       --
                                           --------   --------   --------   -------
Total distributions to shareholders.....         --       (.29)      (.24)     (.09)
                                           --------   --------   --------   -------
Net asset value, end of year............   $  22.66   $  18.83   $  14.93   $ 11.47
                                           --------   --------   --------   -------
Total return @..........................      20.34%     28.11%     32.32%    14.29%
Net assets end of year (000s omitted)...   $424,773   $252,832   $109,572   $21,979
Ratio of expenses to average daily net
  assets................................        .46%       .46%       .51%      .79%*
Ratio of net investment income to
  average daily net assets..............        .92%      1.17%      1.41%     1.47%*
Portfolio turnover rate.................          3%         3%         5%        6%

*      Annualized.
+      For the period May 1, 1996 (commencement of operations) to
       December 31, 1996. The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                   Year Ended December 31,
                                           ---------------------------------------
BLUE CHIP STOCK SERIES                       1999       1998      1997      1996+
----------------------------------------------------------------------------------
Net asset value, beginning of year......   $  18.58   $  14.76   $ 11.67   $ 10.07
                                           --------   --------   -------   -------
Operations:
  Investment income - net...............        .02        .05       .07       .07
  Net realized and unrealized gain on
    investments and foreign currency
    transactions........................       3.65       4.09      3.08      1.60
                                           --------   --------   -------   -------
Total from operations...................       3.67       4.14      3.15      1.67
                                           --------   --------   -------   -------
Distributions to shareholders:
  From investment income - net..........       (.02)      (.06)     (.06)     (.07)
  From net realized gains...............       (.30)      (.26)       --        --
                                           --------   --------   -------   -------
Total distributions to shareholders.....       (.32)      (.32)     (.06)     (.07)
                                           --------   --------   -------   -------
Net asset value, end of year............   $  21.93   $  18.58   $ 14.76   $ 11.67
                                           --------   --------   -------   -------
Total return @..........................      19.88%     28.07%    27.00%    16.24%
Net assets end of year (000s omitted)...   $284,229   $182,921   $78,729   $17,606
Ratio of expenses to average daily net
  assets................................        .92%       .94%     1.02%     1.13%*
Ratio of net investment income to
  average daily net assets..............        .10%       .41%      .75%      .82%*
Portfolio turnover rate.................         40%        34%       24%       17%

*      Annualized.
+      For the period May 1, 1996 (commencement of operations) to
       December 31, 1996. The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered durning that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):

                                                        Year Ended December 31,
                                           -------------------------------------------------
INTERNATIONAL STOCK SERIES                   1999       1998      1997      1996      1995+
--------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  14.48   $  13.36   $ 12.44   $ 11.27   $ 10.00
                                           --------   --------   -------   -------   -------
Operations:
  Investment income - net...............        .18        .15       .13       .20       .14
  Net realized and unrealized gain on
    investments and foreign currency
    transactions........................       3.30       2.03      1.35      1.48      1.38
                                           --------   --------   -------   -------   -------
Total from operations...................       3.48       2.18      1.48      1.68      1.52
                                           --------   --------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........       (.01)      (.26)     (.15)     (.21)     (.09)
  From net realized gains...............       (.01)      (.80)     (.41)     (.30)     (.16)
                                           --------   --------   -------   -------   -------
Total distributions to shareholders.....       (.02)     (1.06)     (.56)     (.51)     (.25)
                                           --------   --------   -------   -------   -------
Net asset value, end of year............   $  17.94   $  14.48   $ 13.36   $ 12.44   $ 11.27
                                           --------   --------   -------   -------   -------
Total return @..........................      23.99%     16.47%    11.99%    14.02%    14.35%
Net assets end of year (000s omitted)...   $143,969   $103,056   $79,142   $52,331   $21,327
Ratio of expenses to average daily net
  assets................................        .94%       .94%     1.08%     1.15%     1.14%*
Ratio of net investment income to
  average daily net assets..............       1.26%      1.20%     1.10%     1.71%     1.41%*
Portfolio turnover rate.................         29%        44%       30%       27%       39%

*      Annualized
+ For the period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                              Year Ended
                                             December 31,
                                           -----------------
MID CAP STOCK SERIES                        1999      1998+
------------------------------------------------------------
Net asset value, beginning of year......   $  9.64   $  9.94
                                           -------   -------
Operations:
  Investment income - net...............       .01       .02
  Net realized and unrealized gain
    (loss) on investments...............      1.04      (.30)
                                           -------   -------
Total from operations...................      1.05      (.28)
                                           -------   -------
Distributions to shareholders:
  From investment income - net..........      (.01)     (.02)
                                           -------   -------
Net asset value, end of period..........   $ 10.68   $  9.64
                                           -------   -------
Total return @..........................     10.97%    (2.89%)
Net assets end of period (000s
  omitted)..............................   $24,800   $12,995
Ratio of expenses to average daily net
  assets................................      1.18%     1.25%(a)*
Ratio of net investment income to
  average daily net assets..............       .15%      .19%(a)*
Portfolio turnover rate.................        73%       66%

*      Annualized.
+      For the period May 1, 1998 (commencement of operations) to
       December 31, 1998. The portfolio's inception was March 25, 1998, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998, through May 1, 1998, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
(a) Advisers has voluntarily undertaken to limit annual expenses for Mid Cap Growth Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period ended December 31, 1998, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.40% and .04%, respectively.

--------------------------------------------------------------------------------

                                              Year Ended
                                             December 31,
                                           -----------------
SMALL CAP VALUE SERIES                      1999      1998+
------------------------------------------------------------
Net asset value, beginning of year......   $  9.28   $  9.96
                                           -------   -------
Operations:
  Investment income - net...............       .12       .07
  Net realized and unrealized gain
    (loss) on investments...............      1.27      (.62)
                                           -------   -------
Total from operations...................      1.39      (.55)
                                           -------   -------
Distributions to shareholders:
  From investment income - net..........      (.11)     (.07)
  From net realized gains...............      (.36)     (.06)
                                           -------   -------
Total distributions to shareholders.....      (.47)     (.13)
                                           -------   -------
Net asset value, end of year............   $ 10.20   $  9.28
                                           -------   -------
Total return @..........................     15.34%    (5.48%)
Net assets end of year (000s omitted)...   $39,171   $16,503
Ratio of expenses to average daily net
  assets................................      1.04%     1.24%*
Ratio of net investment income to
  average daily net assets..............      1.57%     1.56%*
Portfolio turnover rate.................        68%       57%

*      Annualized.
+      For the period May 1, 1998 (commencement of operations) to
       December 31, 1998. The portfolio's inception was March 25, 1998, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998, through May 1, 1998, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                         Year Ended December 31,
                                           ----------------------------------------------------
GLOBAL GROWTH SERIES                         1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  22.57   $  20.29   $  19.00   $  15.97   $  12.31
                                           --------   --------   --------   --------   --------
Operations:
  Investment income - net...............         --        .03        .02        .03        .09
  Net realized and unrealized gain on
    investments and foreign currency
    transactions........................      12.78       2.27       1.27       3.03       3.66
                                           --------   --------   --------   --------   --------
Total from operations...................      12.78       2.30       1.29       3.06       3.75
                                           --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........       (.03)      (.02)        --       (.03)      (.09)
  From net realized gains...............       (.60)        --         --         --         --
                                           --------   --------   --------   --------   --------
Total distributions to shareholders.....       (.63)      (.02)        --       (.03)      (.09)
                                           --------   --------   --------   --------   --------
Net asset value, end of year............   $  34.72   $  22.57   $  20.29   $  19.00   $  15.97
                                           --------   --------   --------   --------   --------
Total return @..........................      57.68%     11.36%      6.82%     19.10%     30.49%
Net assets end of year (000s omitted)...   $474,180   $351,476   $353,255   $319,831   $207,913
Ratio of expenses to average daily net
  assets................................        .77%       .75%       .79%       .79%       .80%
Ratio of net investment income (loss) to
  average daily net assets..............       (.01%)      .12%       .12%       .15%       .64%
Portfolio turnover rate.................         44%        32%        35%        14%        29%

@ These are the Portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):

                                              Year Ended
                                             December 31,
                                           -----------------
LARGE CAP GROWTH SERIES                     1999      1998+
------------------------------------------------------------
Net asset value, beginning of year......   $ 12.04   $ 10.16
                                           -------   -------
Operations:
  Investment income (loss) - net........      (.01)       --
  Net realized and unrealized gain on
    investments.........................      3.28      1.88
                                           -------   -------
Total from operations...................      3.27      1.88
                                           -------   -------
Distributions to shareholders:
  From net realized gains...............      (.26)       --
                                           -------   -------
Net asset value, end of year............   $ 15.05   $ 12.04
                                           -------   -------
Total return @..........................     27.22%    18.61%
Net assets end of year (000s omitted)...   $87,061   $19,121
Ratio of expenses to average daily net
  assets................................       .97%     1.25%*(a)
Ratio of net investment income (loss) to
  average daily net assets..............      (.09%)     .03%*(a)
Portfolio turnover rate.................        50%       36%

*      Annualized.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
+      For the period May 1, 1998 (commencement of operations) to
       December 31, 1998. The portfolio's inception was March 25,1998, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998, through May 1, 1998, as the portfolio's shares were not registered during that period.
(a) Advisers has voluntarily undertaken to limit annual expenses for Large Cap Growth Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period ended December 31, 1998, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.27% and .01%, respectively.

                                                          Year Ended December 31,
                                           ------------------------------------------------------
GROWTH STOCK SERIES                           1999        1998       1997       1996       1995
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $    41.09   $  36.64   $  32.59   $  28.09   $  22.11
                                           ----------   --------   --------   --------   --------
Operations:
  Investment income (loss) - net........         (.05)       .09        .12        .12        .13
  Net realized and unrealized gain on
    investments.........................        17.42       6.40       3.93       4.50       5.98
                                           ----------   --------   --------   --------   --------
Total from operations...................        17.37       6.49       4.05       4.62       6.11
                                           ----------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........         (.09)      (.13)        --       (.12)      (.13)
  From net realized gains...............       (13.23)     (1.91)        --         --         --
                                           ----------   --------   --------   --------   --------
Total distributions to shareholders.....       (13.32)     (2.04)        --       (.12)      (.13)
                                           ----------   --------   --------   --------   --------
Net asset value, end of year............   $    45.14   $  41.09   $  36.64   $  32.59   $  28.09
                                           ----------   --------   --------   --------   --------
Total return @..........................        55.17%     19.01%     12.42%     16.41%     27.66%
Net assets end of year (000s omitted)...   $1,044,728   $762,354   $707,155   $661,217   $530,945
Ratio of expenses to average daily net
  assets................................          .66%       .65%       .66%       .67%       .67%
Ratio of net investment income (loss) to
  average daily net assets..............         (.18%)      .21%       .33%       .39%       .51%
Portfolio turnover rate.................          175%       106%        19%        30%        20%

@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

                                                        Year Ended December 31,
                                           --------------------------------------------------
AGGRESSIVE GROWTH SERIES                     1999       1998       1997      1996      1995
---------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  16.70   $  13.81   $  13.62   $ 12.68   $  9.80
                                           --------   --------   --------   -------   -------
Operations:
  Investment income (loss) - net........       (.04)       .01        .03       .03       .07
  Net realized and unrealized gain on
    investments.........................      17.86       2.91        .16       .94      2.88
                                           --------   --------   --------   -------   -------
Total from operations...................      17.82       2.92        .19       .97      2.95
                                           --------   --------   --------   -------   -------
Distributions to shareholders:
  From investment income - net..........       (.01)      (.03)        --      (.03)     (.07)
  From net realized gains...............       (.72)        --         --        --        --
                                           --------   --------   --------   -------   -------
Total distributions to shareholders.....       (.73)      (.03)        --      (.03)     (.07)
                                           --------   --------   --------   -------   -------
Net asset value, end of period..........   $  33.79   $  16.70   $  13.81   $ 13.62   $ 12.68
                                           --------   --------   --------   -------   -------
Total return @..........................     109.25%     21.17%      1.43%     7.64%    29.89%
Net assets end of period (000s
  omitted)..............................   $333,158   $149,860   $122,455   $96,931   $46,943
Ratio of expenses to average daily net
  assets................................        .72%       .72%       .76%      .78%      .81%
Ratio of net investment income (loss) to
  average daily net assets..............       (.22%)      .06%       .24%      .22%      .58%
Portfolio turnover rate.................        264%       135%        25%       22%       21%

@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

NOTICE TO POLICY HOLDERS:

At a special meeting of shareholders of Fortis Series Fund, Inc., held on August 12, 1999, the following individuals were elected as directors:
Richard W. Cutting, Allen R. Freedman, Dr. Robert M. Gavin, Jean L. King, Dean C. Kopperud, Robb L. Prince, Leonard J. Santow, Noel Schenker Shadko and Joseph M. Wikler.

Shareholders also approved the elimination or modification of certain fundamental investment policies; approved a proposal permitting Fortis Advisers, Inc. to select and contract subadvisers without obtaining shareholder approval; approved an amended investment advisory and management agreement between Fortis Series Fund, Inc. and Fortis Advisers, Inc.; and ratified KPMG LLP as independent public accountants for Fortis Series Fund, Inc.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series, Growth Stock Series and Aggressive Growth Series (series within Fortis Series Fund, Inc.) as of December 31, 1999 and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series, Growth Stock Series, and Aggressive Growth Series as of December 31, 1999 and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota
February 11, 2000

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           PRESIDENT - FORTIS FINANCIAL GROUP,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           SENIOR VICE PRESIDENT, FORTIS
                                           INSURANCE COMPANY
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY 1995,
                                           VICE PRESIDENT AND TREASURER,
                                           JOSTENS, INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       U.S. Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD RANGE OF                                   TAX-FREE NATIONAL
SECURITIES                                         PORTFOLIO
                                                   TAX-FREE MINNESOTA
                                                   PORTFOLIO
                                                   STRATEGIC INCOME FUND
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   INTERNATIONAL EQUITY
                                                   PORTFOLIO
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO
FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                       Empower Variable            DIVERSIFIED INCOME
                       Annuity                     SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                       Income Preferred            HIGH YIELD SUBACCOUNT
                       Variable Annuity            GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD
LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED       Insurance                   U.S. GOVERNMENT
INVESTMENT                                         SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

[LOGO]
FORTIS
SOLID PARTNERS, FLEXIBLE SOLUTIONS-SM-

FORTIS MEANS STEADFAST

Fortis means "steadfast" in Latin. The worldwide Fortis family of companies lives up to the name, and has each day since the 1800s, with flexible solutions tailored to our customers' individual needs. We deliver the stability you require today.. and tomorrow. You can count on it.

Fortis Financial Group offers annuities, life insurance and mutual funds through its broker/dealer Fortis Investors, Inc. We're part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations throughout the United States.

Fortis, Inc. is part of the international Fortis group, which operates in the fields of insurance, banking and investments. Fortis' listed companies are Fortis (B) of Belgium and Fortis (NL) of the Netherlands.

Fortis: steadfast for YOU!

FORTIS FINANCIAL GROUP
Fund Management offered
through Fortis Advisors, Inc.
since 1949

Securities offered through Fortis
Investors, Inc., member NASD, SIPC

Insurance products issued by
Fortis Benefits
Insurance Company &
Fortis Insurance Company

P.O. Box 64284, St. Paul, MN 55164-0284
Telephone (800) 800-2000
http://www.ffg.us.fortis.com


FORTIS FINANCIAL GROUP                                            Bulk Rate
P.O. Box 64284                                                   U.S. Postage
St. Paul, MN 55164-0284                                              PAID
                                                                Permit No. 3794
                                                                Minneapolis, MN

Fortis Series Fund, Inc.

[LOGO] Printed on recycled paper with
       40% preconsumer waste and 10%
       post consumer waste. Please recycle.


The Fortis brandmark and Fortis-registered trademark- are servicemarks of Fortis (B) and Fortis (NL).


59749 -C-Fortis, Inc. 2/00